As filed with the Securities and Exchange Commission on
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February 25, 2016
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Registration No. 333-515
811-07513

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM N-1A
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	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/ X /
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	Pre-Effective Amendment No.	/ /
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	Post-Effective Amendment No. 228	/ X /
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	and	----

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	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY	/ X /
	ACT OF 1940	----
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	Amendment No. 229	/ X /
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	(Check appropriate box or boxes)	----

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PUTNAM FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

One Post Office Square, Boston, Massachusetts 02109
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code
(617) 292-1000
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It is proposed that this filing will become effective
(check appropriate box)

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/ /	immediately upon filing pursuant to paragraph (b)
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/ X /	on February 28, 2016 pursuant to paragraph (b)
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/ /	60 days after filing pursuant to paragraph (a)(1)
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/ /	on (date) pursuant to paragraph (a)(1)
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/ /	75 days after filing pursuant to paragraph (a)(2)
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/ /	on (date) pursuant to paragraph (a)(2) of Rule 485.
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If appropriate, check the following box:
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/ /	this post-effective amendment designates a new
----	effective date for a previously filed post-effective amendment.

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ROBERT T. BURNS, Vice President
PUTNAM FUNDS TRUST
One Post Office Square
Boston, Massachusetts 02109
(Name and address of agent for service)
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Copy to:

BRYAN CHEGWIDDEN, Esquire
ROPES & GRAY LLP
1211 Avenue of the Americas
New York, New York 10036
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This Post-Effective Amendment relates solely to the Registrant's Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Absolute Return 500 Fund, and Putnam Absolute Return 700 Fund, each a series of Putnam Funds Trust. Information contained in the Registrant's Registration Statement relating to any other series of the Registrant is neither amended nor superseded hereby.

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FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS R6	CLASS Y
Putnam Absolute Return 100 Fund	PARTX	PARPX	PARQX	PARZX	PRARX	PRREX	PARYX
Putnam Absolute Return 300 Fund	PTRNX	PTRBX	PTRGX	PZARX	PTRKX	PTREX	PYTRX
Putnam Absolute Return 500 Fund	PJMDX	PJMBX	PJMCX	PJMMX	PJMRX	PJMEX	PJMYX
Putnam Absolute Return 700 Fund	PDMAX	PDMBX	PDMCX	PDMMX	PDMRX	PDMEX	PDMYX

Putnam Absolute Return Funds

Prospectus

2 | 28 | 16

Fund summaries	2
What are each fund's main investment strategies and related risks?	26
Who oversees and manages the funds?	39
How do the funds price their shares?	42
How do I buy fund shares?	44
How do I sell or exchange fund shares?	52
Policy on excessive short-term trading	55
Distribution plans and payments to dealers	58
Fund distributions and taxes	60
Financial highlights	63

Investment Category: Absolute Return

This prospectus explains what you should know about these mutual funds before you invest. Please read it carefully.

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

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Fund summaries

Putnam Absolute Return 100 Fund

Goal

Putnam Absolute Return 100 Fund seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by 100 basis points (or 1.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $500,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 44 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

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Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	1.00%	1.00%*
Class B	NONE	1.00%**
Class C	NONE	1.00%***
Class M	0.75%	NONE
Class R	NONE	NONE
Class R6	NONE	NONE
Class Y	NONE	NONE
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Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees†	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses
Class A	0.41%	0.25%	0.01%	0.67%
Class B	0.41%	0.45%	0.01%	0.87%
Class C	0.41%	1.00%	0.01%	1.42%
Class M	0.41%	0.30%	0.01%	0.72%
Class R	0.41%	0.50%	0.01%	0.92%
Class R6	0.41%	N/A	0.01%	0.42%
Class Y	0.41%	N/A	0.01%	0.42%
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     *  Applies only to certain redemptions of shares bought with no initial sales charge.

2          Prospectus

    **  This charge is phased out over two years.

  ***  This charge is eliminated after one year.

     †  Management fees are subject to a performance adjustment.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

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Share class	1 year	3 years	5 years	10 years
Class A	$168	$312	$469	$926
Class B	$189	$278	$482	$1,015
Class B (no redemption)	$89	$278	$482	$1,015
Class C	$245	$449	$776	$1,702
Class C (no redemption)	$145	$449	$776	$1,702
Class M	$148	$303	$473	$963
Class R	$94	$293	$509	$1,131
Class R6	$43	$135	$235	$530
Class Y	$43	$135	$235	$530
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Portfolio turnover

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The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 105%.

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Investments, risks, and performance

Investments

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The fund is designed to pursue a consistent absolute return through a broadly diversified portfolio reflecting uncorrelated fixed-income strategies designed to exploit market inefficiencies across global markets and fixed-income sectors. These strategies include investments in the following asset categories: (a) sovereign debt: obligations of governments in developed and emerging markets; (b) corporate credit: investment-grade debt, below-

Prospectus          3

investment-grade debt (sometimes referred to as “junk bonds”), bank loans, convertible bonds and structured credit; and (c) securitized assets: asset-backed securities, residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities and collateralized mortgage obligations. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, short-term debt securities.


We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. We typically use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes. Accordingly, we may use derivatives to a significant extent to obtain or enhance exposure to the fixed-income sectors and strategies mentioned above, and to hedge against risk.

Putnam Absolute Return 100 Fund has a lower risk and return profile than Putnam Absolute Return 300 Fund as a result of decreased exposure to the fixed-income sectors and strategies mentioned above. Another distinction between the funds is that Putnam Absolute Return 100 Fund may maintain a higher cash position from time to time.

Risks

It is important to understand that you can lose money by investing in the fund.

Our allocation of assets among fixed-income strategies and sectors may hurt performance. The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets.

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Bond investments are subject to interest rate risk, which means the value of the fund’s bond investments is likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Default risk is generally higher for non-qualified mortgages. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Mortgage-backed investments, unlike traditional debt investments, are

4          Prospectus

also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.


The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid. Our use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The fund may not achieve its goal, and it is not intended to be a complete investment program. The fund’s efforts to produce lower volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. In addition, under certain market conditions, the fund may accept greater volatility than would typically be the case, in order to seek its targeted return. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor profile

The fund is one of four Putnam Absolute Return Funds designed for investors seeking positive total return in excess of the return on U.S. Treasury bills by a targeted amount (100, 300, 500 or 700 basis points) on an annualized basis over a reasonable period of time regardless of market conditions. Because the fund seeks performance over a reasonable period of time, investors should be willing to wait out short-term market fluctuations and should generally have an investment horizon of at least three years or more. The fund may be suitable for you if you are seeking cash investments that earn a stable return and income over time, particularly if you are in or near retirement.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that

Prospectus          5

past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

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Average annual total returns after sales charges
(for periods ending 12/31/15)

Share class	1 year	5 years	Since inception 12/23/08
Class A before taxes	–1.51%	0.35%	0.98%
Class A after taxes on distributions	–2.18%	–0.19%	0.50%
Class A after taxes on distributions and sale of fund shares	–0.85%	0.04%	0.58%
Class B before taxes	–1.77%	0.34%	0.85%
Class C before taxes	–2.25%	–0.20%	0.38%
Class M before taxes	–1.32%	0.33%	0.95%
Class R before taxes	–0.80%	0.30%	0.87%
Class R6 before taxes*	–0.35%	0.80%	1.39%
Class Y before taxes	–0.26%	0.79%	1.38%
BofA Merrill Lynch U.S. Treasury Bill Index (no deduction for fees, expenses or taxes)	0.09%	0.10%	0.14%
BofA Merrill Lynch U.S. Treasury Bill Index plus 100 basis points (no deduction for fees, expenses or taxes)	1.09%	1.10%	1.14%
S&P 500 Index (no deduction for fees, expenses or taxes)	1.38%	12.57%	15.53%
Barclays U.S. Aggregate Bond Index (no deduction for fees, expenses or taxes)	0.55%	3.25%	4.12%

     *  Performance for class R6 shares prior to their inception (7/2/12) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

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After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax

6          Prospectus

situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

The Barclays U.S. Aggregate Bond Index and the S&P 500 Index are broad measures of market performance. Securities in the fund do not match those in the indexes and the performance of the fund will differ.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

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D. William Kohli, Co-Head of Fixed Income, portfolio manager of the fund since 2008


Michael Salm, Co-Head of Fixed Income, portfolio manager of the fund since 2008

Paul Scanlon, Co-Head of Fixed Income, portfolio manager of the fund since 2008


For important information about the purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to Important Additional Information About All Funds beginning on page 25.

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Putnam Absolute Return 300 Fund

Goal

Putnam Absolute Return 300 Fund seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by 300 basis points (or 3.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $500,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 44 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Prospectus          7

Shareholder fees (fees paid directly from your investment)

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Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	1.00%	1.00%*
Class B	NONE	1.00%**
Class C	NONE	1.00%***
Class M	0.75%	NONE
Class R	NONE	NONE
Class R6	NONE	NONE
Class Y	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees†	Distribution and service (12b-1) fees	Total annual fund operating expenses
Class A	0.59%	0.25%	0.84%
Class B	0.59%	0.45%	1.04%
Class C	0.59%	1.00%	1.59%
Class M	0.59%	0.30%	0.89%
Class R	0.59%	0.50%	1.09%
Class R6	0.59%	N/A	0.59%
Class Y	0.59%	N/A	0.59%

     *  Applies only to certain redemptions of shares bought with no initial sales charge.

    **  This charge is phased out over two years.

  ***  This charge is eliminated after one year.

     †  Management fees are subject to a performance adjustment.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

8          Prospectus

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Share class	1 year	3 years	5 years	10 years
Class A	$185	$365	$561	$1,127
Class B	$206	$331	$574	$1,215
Class B (no redemption)	$106	$331	$574	$1,215
Class C	$262	$502	$866	$1,889
Class C (no redemption)	$162	$502	$866	$1,889
Class M	$165	$357	$564	$1,163
Class R	$111	$347	$601	$1,329
Class R6	$60	$189	$329	$738
Class Y	$60	$189	$329	$738

Portfolio turnover


The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 486%.


Investments, risks, and performance

Investments


The fund is designed to pursue a consistent absolute return through a broadly diversified portfolio reflecting uncorrelated fixed-income strategies designed to exploit market inefficiencies across global markets and fixed-income sectors. These strategies include investments in the following asset categories: (a) sovereign debt: obligations of governments in developed and emerging markets; (b) corporate credit: investment-grade debt, below-investment-grade debt (sometimes referred to as “junk bonds”), bank loans, convertible bonds and structured credit; and (c) securitized assets: asset-backed securities, residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities and collateralized mortgage obligations. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, bonds with moderate exposure to interest rate and credit risks.


Prospectus          9

We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. We typically use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes. Accordingly, we may use derivatives to a significant extent to obtain or enhance exposure to the fixed-income sectors and strategies mentioned above, and to hedge against risk.

Putnam Absolute Return 300 Fund has a higher risk and return profile than Putnam Absolute Return 100 Fund as a result of increased exposure to the fixed-income sectors and strategies mentioned above. Another distinction between the funds is that Putnam Absolute Return 100 Fund may maintain a higher cash position from time to time.

Risks

It is important to understand that you can lose money by investing in the fund.

Our allocation of assets among fixed-income strategies and sectors may hurt performance. The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets.


Bond investments are subject to interest rate risk, which means the value of the fund’s bond investments is likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Default risk is generally higher for non-qualified mortgages. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.


The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency

10          Prospectus

or other restrictions, or high levels of inflation or deflation), and may be or become illiquid. Our use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The fund may not achieve its goal, and it is not intended to be a complete investment program. The fund’s efforts to produce lower volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. In addition, under certain market conditions, the fund may accept greater volatility than would typically be the case, in order to seek its targeted return. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor profile

The fund is one of four Putnam Absolute Return Funds designed for investors seeking positive total return in excess of the return on U.S. Treasury bills by a targeted amount (100, 300, 500 or 700 basis points) on an annualized basis over a reasonable period of time regardless of market conditions. Because the fund seeks performance over a reasonable period of time, investors should be willing to wait out short-term market fluctuations and should generally have an investment horizon of at least three years or more. The fund may be suitable for you if you are considering a bond fund with moderate exposure to interest rate and credit risks.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Prospectus          11

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Annual total returns for class A shares before sales charges

Average annual total returns after sales charges
(for periods ending 12/31/15)

Share class	1 year	5 years	Since inception 12/23/08
Class A before taxes	–2.89%	0.78%	2.14%
Class A after taxes on distributions	–4.77%	–0.45%	1.04%
Class A after taxes on distributions and sale of fund shares	–1.64%	0.07%	1.20%
Class B before taxes	–3.08%	0.77%	2.00%
Class C before taxes	–3.59%	0.23%	1.52%
Class M before taxes	–2.68%	0.78%	2.10%
Class R before taxes	–2.12%	0.73%	2.02%
Class R6 before taxes*	–1.62%	1.26%	2.55%
Class Y before taxes	–1.72%	1.23%	2.53%
BofA Merrill Lynch U.S. Treasury Bill Index (no deduction for fees, expenses or taxes)	0.09%	0.10%	0.14%
BofA Merrill Lynch U.S. Treasury Bill Index plus 300 basis points (no deduction for fees, expenses or taxes)	3.09%	3.10%	3.14%
S&P 500 Index (no deduction for fees, expenses or taxes)	1.38%	12.57%	15.53%
Barclays U.S. Aggregate Bond Index (no deduction for fees, expenses or taxes)	0.55%	3.25%	4.12%

     *  Performance for class R6 shares prior to their inception (7/2/12) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.


After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

The Barclays U.S. Aggregate Bond Index and the S&P 500 Index are broad measures of market performance. Securities in the fund do not match those in the indexes and the performance of the fund will differ.

12          Prospectus

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

D. William Kohli, Co-Head of Fixed Income, portfolio manager of the fund since 2008



Michael Salm, Co-Head of Fixed Income, portfolio manager of the fund since 2008

Paul Scanlon, Co-Head of Fixed Income, portfolio manager of the fund since 2008


For important information about the purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to Important Additional Information About All Funds beginning on page 25.


Putnam Absolute Return 500 Fund

Goal

Putnam Absolute Return 500 Fund seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 44 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Prospectus          13

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	NONE
Class R	NONE	NONE
Class R6	NONE	NONE
Class Y	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share Class	Management fees†	Distribution and service (12b-1) fees	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses	Expense reimbursement#	Total annual fund operating expenses after expense reimbursement
Class A	0.68%	0.25%	0.20%	0.02%	1.15%	(0.02)%	1.13%
Class B	0.68%	1.00%	0.20%	0.02%	1.90%	(0.02)%	1.88%
Class C	0.68%	1.00%	0.20%	0.02%	1.90%	(0.02)%	1.88%
Class M	0.68%	0.75%	0.20%	0.02%	1.65%	(0.02)%	1.63%
Class R	0.68%	0.50%	0.20%	0.02%	1.40%	(0.02)%	1.38%
Class R6	0.68%	N/A	0.12%	0.02%	0.82%	(0.02)%	0.80%
Class Y	0.68%	N/A	0.20%	0.02%	0.90%	(0.02)%	0.88%

     *  Applies only to certain redemptions of shares bought with no initial sales charge.

    **  This charge is phased out over six years.

  ***  This charge is eliminated after one year.

     †  Management fees are subject to a performance adjustment.


     #  Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 2/28/17. This obligation may be modified or discontinued only with approval of the Board of Trustees.


Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the

14          Prospectus

example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$684	$917	$1,170	$1,890
Class B	$691	$895	$1,225	$2,025
Class B (no redemption)	$191	$595	$1,025	$2,025
Class C	$291	$595	$1,025	$2,220
Class C (no redemption)	$191	$595	$1,025	$2,220
Class M	$510	$850	$1,214	$2,234
Class R	$140	$441	$764	$1,678
Class R6	$82	$260	$453	$1,012
Class Y	$90	$285	$497	$1,106
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Portfolio turnover

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The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 510%.

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Investments, risks, and performance

Investments

The fund is designed to pursue a consistent absolute return by combining two independent investment strategies — a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The beta strategy seeks to balance risk and to provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; below-investment-grade securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts (REITs). The alpha strategy involves the potential use of active trading strategies designed to provide additional total return through active security selection, tactical asset allocation, currency transactions and options transactions. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long

Prospectus          15

historical periods. These traditional asset classes might include, for example, balanced portfolios with significant exposure to both stocks and bonds.

We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. We may also take into account general market conditions when making investment decisions. We typically use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes and to increase the fund’s exposure to the asset classes and strategies mentioned above, which may create investment leverage.

Putnam Absolute Return 500 Fund has a lower risk and return profile than Putnam Absolute Return 700 Fund as a result of decreased exposure to the asset classes and strategies mentioned above.

Risks

It is important to understand that you can lose money by investing in the fund.

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Our allocation of assets among asset classes may hurt performance. The value of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound.

Bond investments are subject to interest rate risk, which means the value of the fund’s bond investments is likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Default risk is generally higher for non-qualified mortgages. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the

16          Prospectus

proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.

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The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid. Our alpha strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Our use of leverage obtained through derivatives increases these risks by increasing investment exposure. Derivatives also involve the risk, in the case of many over-the-counter instruments, of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The fund may not achieve its goal, and it is not intended to be a complete investment program. The fund’s efforts to produce lower volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. In addition, under certain market conditions, the fund may accept greater volatility than would typically be the case, in order to seek its targeted return. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor profile

The fund is one of four Putnam Absolute Return Funds designed for investors seeking positive total return in excess of the return on U.S. Treasury bills by a targeted amount (100, 300, 500 or 700 basis points) on an annualized basis over a reasonable period of time regardless of market conditions. Because the fund seeks performance over a reasonable period of time, investors should be willing to wait out short-term market fluctuations and should generally have an investment horizon of at least three years or more. The fund may be suitable for you if you are considering a balanced fund, or a fund that can manage allocations and risk across global asset classes.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Prospectus          17

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Annual total returns for class A shares before sales charges

Average annual total returns after sales charges
(for periods ending 12/31/15)

Share class	1 year	5 years	Since inception 12/23/08
Class A before taxes	–6.28%	1.83%	3.06%
Class A after taxes on distributions	–8.27%	0.81%	2.12%
Class A after taxes on distributions and sale of fund shares	–3.29%	1.15%	2.12%
Class B before taxes	–6.09%	1.91%	3.15%
Class C before taxes	–2.28%	2.29%	3.16%
Class M before taxes	–4.60%	1.80%	2.89%
Class R before taxes	–0.86%	2.79%	3.67%
Class R6 before taxes*	–0.25%	3.37%	4.24%
Class Y before taxes	–0.40%	3.30%	4.19%
BofA Merrill Lynch U.S. Treasury Bill Index (no deduction for fees, expenses or taxes)	0.09%	0.10%	0.14%
BofA Merrill Lynch U.S. Treasury Bill Index plus 500 basis points (no deduction for fees, expenses or taxes)	5.09%	5.10%	5.14%
S&P 500 Index (no deduction for fees, expenses or taxes)	1.38%	12.57%	15.53%
Barclays U.S. Aggregate Bond Index (no deduction for fees, expenses or taxes)	0.55%	3.25%	4.12%

     *  Performance for class R6 shares prior to their inception (7/2/12) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

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After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

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The Barclays U.S. Aggregate Bond Index and the S&P 500 Index are broad measures of market performance. Securities in the fund do not match those in the indexes and the performance of the fund will differ.

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18          Prospectus

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

James Fetch, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2008

Robert Kea, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2008

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Robert Schoen, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2008

Jason Vaillancourt, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2008

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For important information about the purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to Important Additional Information About All Funds beginning on page 25.

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Putnam Absolute Return 700 Fund

Goal

Putnam Absolute Return 700 Fund seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by 700 basis points (or 7.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 44 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Prospectus          19

Shareholder fees (fees paid directly from your investment)

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Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	NONE
Class R	NONE	NONE
Class R6	NONE	NONE
Class Y	NONE	NONE
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Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

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Share class	Management fees†	Distribution and service (12b-1) fees	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses
Class A	0.81%	0.25%	0.20%	0.01%	1.27%
Class B	0.81%	1.00%	0.20%	0.01%	2.02%
Class C	0.81%	1.00%	0.20%	0.01%	2.02%
Class M	0.81%	0.75%	0.20%	0.01%	1.77%
Class R	0.81%	0.50%	0.20%	0.01%	1.52%
Class R6	0.81%	N/A	0.12%	0.01%	0.94%
Class Y	0.81%	N/A	0.20%	0.01%	1.02%
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     *  Applies only to certain redemptions of shares bought with no initial sales charge.

    **  This charge is phased out over six years.

  ***  This charge is eliminated after one year.

     †  Management fees are subject to a performance adjustment.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

20          Prospectus

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Share class	1 year	3 years	5 years	10 years
Class A	$697	$955	$1,232	$2,021
Class B	$705	$934	$1,288	$2,155
Class B (no redemption)	$205	$634	$1,088	$2,155
Class C	$305	$634	$1,088	$2,348
Class C (no redemption)	$205	$634	$1,088	$2,348
Class M	$524	$888	$1,276	$2,361
Class R	$155	$480	$829	$1,813
Class R6	$96	$300	$520	$1,155
Class Y	$104	$325	$563	$1,248
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Portfolio turnover

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The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 563%.

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Investments, risks, and performance

Investments

The fund is designed to pursue a consistent absolute return by combining two independent investment strategies — a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The beta strategy seeks to balance risk and to provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; below-investment-grade securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts (REITs). The alpha strategy involves the potential use of active trading strategies designed to provide additional total return through active security selection, tactical asset allocation, currency transactions and options transactions. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, equities or equity-like investments.

Prospectus          21

We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. We may also take into account general market conditions when making investment decisions. We typically use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes and to increase the fund’s exposure to the asset classes and strategies mentioned above, which may create investment leverage.

Putnam Absolute Return 700 Fund has a higher risk and return profile than Putnam Absolute Return 500 Fund as a result of increased exposure to the asset classes and strategies mentioned above.

Risks

It is important to understand that you can lose money by investing in the fund.

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Our allocation of assets among asset classes may hurt performance. The value of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound.

Bond investments are subject to interest rate risk, which means the value of the fund’s bond investments is likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Default risk is generally higher for non-qualified mortgages. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.

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22          Prospectus

The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid. Our alpha strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Our use of leverage obtained through derivatives increases these risks by increasing investment exposure. Derivatives also involve the risk, in the case of many over-the-counter instruments, of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The fund may not achieve its goal, and it is not intended to be a complete investment program. The fund’s efforts to produce lower volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. In addition, under certain market conditions, the fund may accept greater volatility than would typically be the case, in order to seek its targeted return. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor profile

The fund is one of four Putnam Absolute Return Funds designed for investors seeking positive total return in excess of the return on U.S. Treasury bills by a targeted amount (100, 300, 500 or 700 basis points) on an annualized basis over a reasonable period of time regardless of market conditions. Because the fund seeks performance over a reasonable period of time, investors should be willing to wait out short-term market fluctuations and should generally have an investment horizon of at least three years or more. The fund may be suitable for you if you are considering a stock fund, or a fund that can manage allocations and risk across global asset classes.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Prospectus          23

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Annual total returns for class A shares before sales charges

Average annual total returns after sales charges
(for periods ending 12/31/15)

Share class	1 year	5 years	Since inception 12/23/08
Class A before taxes	–7.30%	2.41%	4.20%
Class A after taxes on distributions	–10.10%	1.14%	3.03%
Class A after taxes on distributions and sale of fund shares	–3.82%	1.48%	2.91%
Class B before taxes	–6.89%	2.49%	4.27%
Class C before taxes	–3.31%	2.85%	4.29%
Class M before taxes	–5.60%	2.37%	3.97%
Class R before taxes	–1.87%	3.35%	4.77%
Class R6 before taxes*	–1.35%	3.94%	5.36%
Class Y before taxes	–1.42%	3.88%	5.32%
BofA Merrill Lynch U.S. Treasury Bill Index (no deduction for fees, expenses or taxes)	0.09%	0.10%	0.14%
BofA Merrill Lynch U.S. Treasury Bill Index plus 700 basis points (no deduction for fees, expenses or taxes)	7.09%	7.10%	7.14%
S&P 500 Index (no deduction for fees, expenses or taxes)	1.38%	12.57%	15.53%
Barclays U.S. Aggregate Bond Index (no deduction for fees, expenses or taxes)	0.55%	3.25%	4.12%

     *  Performance for class R6 shares prior to their inception (7/2/12) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

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After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

24          Prospectus

The Barclays U.S. Aggregate Bond Index and the S&P 500 Index are broad measures of market performance. Securities in the fund do not match those in the indexes and the performance of the fund will differ.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

James Fetch, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2008

Robert Kea, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2008

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Robert Schoen, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2008

Jason Vaillancourt, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2008

Important Additional Information About All Funds

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Prospectus          25

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

What are each fund’s main investment strategies and related risks?

This section contains greater detail on each fund’s main investment strategies and the related risks you would face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk.

The use of the term “absolute return” in each fund’s name is meant to distinguish each fund’s goal and investment strategies from those of most other mutual funds available in the marketplace. Most mutual funds are generally managed with a goal of outperforming an index of securities or an index of competitive funds. As a result, even if these funds are successful in achieving their goals, their investment returns may be positive or negative and will tend to reflect the general direction of the markets. In addition, these other funds can expose investors to significant market volatility and sustained periods of negative performance. Volatility refers to the tendency of investments and markets to fluctuate in value over time. The greater an investment’s or a market’s volatility, the more sharply its value may fluctuate. A fund’s volatility is often measured as the standard deviation of the fund’s monthly returns and expressed as a percentage.

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In contrast, the funds’ “absolute return” strategy seeks to earn a positive total return (which is reflected in each fund’s indicated target) over a reasonable period of time, regardless of market conditions or general market direction. As a result, if this strategy is successful, investors should expect the funds to outperform the general securities markets during periods of flat or negative market performance, to underperform during periods of strong positive market performance, and typically to produce less volatile returns over a full market cycle (generally at least three years or more but potentially significantly longer) than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods.

26          Prospectus

The funds seek to earn their targeted returns over a reasonable period of time — generally at least three years or more but potentially significantly longer — since investment returns will likely fluctuate more over shorter periods of time as market conditions vary, even under an “absolute return” strategy.

The funds pursue their goals through portfolios that are structured to offer varying degrees of risk, expected volatility and expected returns. The funds seek to earn a positive total return that exceeds, by a particular amount, the return on U.S. Treasury bills as measured by the BofA Merrill Lynch U.S. Treasury Bill Index. The index tracks the performance of U.S. dollar-denominated U.S. Treasury bills, which represent obligations of the U.S. Government having a maturity of one year or less. Returns on U.S. Treasury bills often track inflation levels (although the returns on U.S. Treasury bills and inflation rates can diverge significantly from time to time).

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While the funds seek returns in excess of the BofA Merrill Lynch U.S. Treasury Bill Index, an investment in the funds is not the same as an investment in the BofA Merrill Lynch U.S. Treasury Bill Index. An investment in U.S. Treasury bills, which are supported by the full faith and credit of the U.S. Government, is generally considered an investment with minimal risk. Investing in the funds, however, does involve certain risks, including the risk of loss. Because risk and reward are related, you should expect the risk associated with an investment in a fund, and the volatility of that fund’s returns, to increase as the fund seeks higher returns.

The following sections describe the funds’ main investment strategies. As a general matter, each fund has significant flexibility in its choice of strategies. This flexibility enhances the funds’ ability to seek their targeted returns. This flexibility is also generally expected to result in diversification of a fund’s portfolio across multiple asset classes, although the funds may focus their investments on particular asset classes from time to time. Diversification generally limits market exposure to any asset class and helps to reduce the volatility of returns.

Prospectus          27

Global bond strategies — Putnam Absolute Return 100 and 300 Funds

Independent global fixed-income investment strategies

We seek to efficiently mix a number of independent global fixed-income investment strategies. These strategies may be based on security selection, allocation among sub-sectors of the fixed-income market (such as the investment-grade and below-investment-grade sub-sectors within the credit sector), macroeconomic developments (such as those relating to currencies and country-specific developments), and other techniques. By using a number of strategies, the funds may take advantage of today’s global fixed-income markets, which are complex, rapidly evolving, and characterized by newly defined instruments, sub-sectors, and derivatives that, we believe, offer substantial opportunities. We may invest without limit in all available global fixed-income instruments, including lower-rated debt, to diversify portfolio exposure regardless of market conditions.

Derivatives and investment exposures

When the funds use derivatives to increase their exposure to investments, the derivatives may create investment leverage. In general, to the extent that leverage is used in these funds, Putnam Absolute Return 300 Fund is expected to make greater use of leverage than Putnam Absolute Return 100 Fund.

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Putnam Absolute Return 300 Fund has a higher expected return, and higher expected risk and volatility, than Putnam Absolute Return 100 Fund as a result of increased exposure, including through the use of derivatives, to fixed-income sectors and investment strategies. Another distinction between the funds is that Putnam Absolute Return 100 Fund may maintain a higher cash position from time to time.

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Beta and alpha strategies — Putnam Absolute Return 500 and 700 Funds

The beta strategy of allocating assets among many asset classes generally depends upon the direction of the relevant markets for success, while the alpha strategy is generally designed not to depend upon market direction for success. The beta and alpha strategies are intended to be uncorrelated and to operate largely independently, thus improving a fund’s chances of earning a positive total return regardless of market conditions. Both the beta and alpha strategies are dynamic, permitting us to take advantage of opportunities that arise from different economic conditions.

28          Prospectus

  Derivatives and investment exposures; investment leverage. We may make an investment directly, or we may obtain exposure to the investment synthetically through the use of one or more derivatives. When the funds use derivatives to increase their exposure to investments in order to enhance the funds’ total returns, the derivatives may create investment leverage. Investment leverage means that, for every $100 invested in a fund, the fund may obtain an exposure to more than $100 of underlying investments after long and short positions are netted against each other. The amounts of investment leverage will vary over time. Under normal market conditions, we expect that investment leverage obtained as part of a fund’s beta strategy may result in a net notional investment exposure of up to 150% of net assets in the case of Putnam Absolute Return 500 Fund and up to 200% of net assets in the case of Putnam Absolute Return 700 Fund. We treat a synthetic investment as having the same net notional investment exposure as the equivalent direct investment. The funds’ alpha strategy also may involve the use of derivatives that introduce additional investment leverage. Putnam Absolute Return 700 Fund has a higher expected return, and higher expected risk and volatility, than Putnam Absolute Return 500 Fund as a result of increased exposure, including through the use of derivatives, to asset classes and investment strategies. If our judgments about the performance of asset classes or investments prove incorrect while a fund’s exposure to underperforming asset classes or investments is increased through the use of investment leverage, a relatively small market movement may result in significant losses to the fund.

Beta strategy

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  Asset classes. Through the beta strategy, we invest without limit in many asset classes directly or through derivatives. These asset classes include equity and fixed-income (including below-investment-grade and mortgage- and asset-backed securities) securities of U.S. and foreign corporate and governmental issuers and currencies. We also allocate the funds’ assets to less traditional asset classes such as commodities, inflation-protected securities and REITs. Allocations to these less traditional asset classes are intended to, in part, protect a fund’s portfolio from downturns in the equity and fixed income markets and against inflation. However, asset classes may not perform as expected. If our assessment of the risk and return potential of asset classes is incorrect, a fund could significantly underperform the markets in general, particular markets, or other funds that make similar investments.
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Prospectus          29

  Asset allocation. Although we may adjust asset allocations at any time and without constraint, we expect generally to allocate the majority of the funds’ assets to investments in traditional asset classes. Our asset allocations are intended to reduce risk and volatility in the portfolios and to provide protection against a decline in the funds’ assets. However, our asset allocation judgments may not achieve these objectives.

Within each asset class, we make specific investments on the basis of quantitative analysis, in addition to fundamental research and analysis. Even if our asset allocation decisions are successful, if the particular investments that we make within each asset class do not perform as we expect, the funds may fail to meet their goals or may lose money.

Alpha strategy

The funds’ alpha strategy involves potentially using diverse active trading strategies, including “overlay” strategies, active security selection, tactical asset allocation, currency transactions and options transactions, to seek enhanced returns. There is no restriction on the type or number of strategies that we may employ in the alpha strategy.

Because the alpha strategy is designed to generate a return regardless of market direction, we can use it to potentially generate a positive investment return even in broadly declining markets. Though the funds’ alpha strategy is intended to earn a positive total return even when the general market declines, the funds’ beta strategy is unlikely to earn a positive return in those circumstances. While we intend the strategies within the alpha strategy to be relatively uncorrelated with one another and with the performance of most asset classes to which the funds are exposed through the beta strategy, it is possible that the performance of various asset classes and strategies within the alpha strategy may be correlated under certain market conditions, which may negatively affect a fund’s performance. The alpha strategy may involve investment leverage. The alpha strategy may fail to make money in broadly declining markets, and may lose money even in broadly advancing markets.

Description of risks — All funds

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The Putnam Absolute Return 100 and 300 Funds may invest in a wide variety of fixed income investments. They may also, on occasion, acquire equity securities. Through both the beta and alpha strategies, the Putnam Absolute Return 500 and 700 Funds may make a wide variety of investments. A description of the risks associated with the funds’ investments follows.

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Fixed-income investments — All funds

  Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to a fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore a fund might not benefit from any increase in value as a result of declining interest rates.

A fund may invest in inflation-protected securities issued by the U.S. Department of Treasury, by non-U.S. governments, or by private issuers. Inflation-protected securities are debt instruments whose principal and/or interest are adjusted for inflation. Inflation-protected securities issued by the U.S. Treasury pay a fixed rate of interest that is applied to an inflation-adjusted principal amount. The principal amount is adjusted based on changes in the Consumer Price Index, a measure of inflation. The principal due at maturity is typically equal to the inflation-adjusted principal amount, or to the instrument’s original par value, whichever is greater. Because the principal amount would be adjusted downward during a period of deflation, each fund will be subject to deflation risk with respect to its investments in these securities. In addition, if a fund purchases inflation-adjusted debt instruments in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation.

  Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We may invest without limit in higher-yield, higher-risk debt investments that are below- investment-grade, including investments in the lowest rating category of the rating agency, and in unrated investments that we believe are of comparable quality. However, we may invest no more than 15% of each fund’s total assets in debt investments rated below CCC or its equivalent,

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at the time of purchase, by each rating agency rating such investments, including investments in the lowest rating category of the rating agency, and in unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced (or increased) after we buy it.

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Investments rated below BBB or its equivalent are below-investment-grade in quality and may be considered more speculative. This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero-coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of the investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving a fund’s goal may depend more on our own credit analysis when we buy lower-rated debt than when we buy investment-grade-debt. We may have to participate in legal proceedings involving the issuer. This could increase a fund’s operating expenses and decrease its net asset value.

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Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

  Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. In contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial

32          Prospectus

payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields.

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Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. These investments may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities are also structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Asset-backed securities are subject to risks similar to those of mortgage-backed securities.

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Equity investments — Putnam Absolute Return 500 and 700 Funds

  Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also other companies in the same industry or in a number of different industries, such as increases in production costs. From time to time, a fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

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Growth stocks — Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The values of these stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

Value stocks — Companies whose stocks we believe are undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

  Small and midsize companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsize companies may therefore be more vulnerable to adverse developments than those of larger companies. Small companies in foreign countries could be relatively smaller than those in the United States. The funds may invest in small and midsize companies without limit.

Foreign investments — All funds

Foreign investments involve certain special risks, including:

– Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

– Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, direct or indirect impact of sovereign debt default, imposition of economic sanctions or restrictions on the exchange or export of foreign currency, and tax increases.

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– Unreliable or untimely information: There may be less information publicly available about a foreign company than about most publicly-traded U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

– Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

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– Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. In addition, there may be limited or no markets for bonds of issuers that became distressed. For the same reason, we may at times find it difficult to value the funds’ foreign investments.

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– Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

– Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash flow from tax or other revenues. In addition, there may be no legal recourse for investors in the event of default by a sovereign government.

The risks of foreign investments are typically increased in countries with less developed markets, which are sometimes referred to as emerging markets. Emerging markets may have less developed economies and legal and regulatory systems, and may be susceptible to greater political and economic instability than developed foreign markets. Countries with emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, and investments in emerging markets may be more volatile and less liquid than investments in developed markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain risks related to foreign investments may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

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Derivatives — All funds

We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. As described above, investments in derivatives are an important component of the funds’ investment strategies. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may make use of “short” derivatives positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease a fund’s exposure to long- or short-term interest rates (in the United States or abroad) or to a particular currency or group of currencies. We may also use derivatives as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. A fund’s investment in derivatives may be limited by its intention to qualify as a regulated investment company.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means they provide a fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to a fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The value of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

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Derivatives may create investment leverage, which involves risks. If our judgments about the performance of various asset classes or investments prove incorrect, and a fund’s exposure to underperforming asset classes or investments is increased through the use of leverage, a relatively small market movement may result in significant losses to the fund. In addition, the Putnam Absolute Return 100 and 300 Funds may be unable to obtain their desired exposures to particular fixed income strategies and sectors, and the

36          Prospectus

Putnam Absolute Return 500 and 700 Funds’ decision to pursue beta and alpha strategies separately may not be successful if we are unable to invest in appropriate derivatives or other instruments or if the derivatives and instruments do not perform as expected.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the funds’ derivatives positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations. For further information about additional types and risks of derivatives and the funds’ asset segregation policies, see Miscellaneous Investments, Investment Practices and Risks in the SAI.

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Other investments — Putnam Absolute Return 500 and 700 Funds

  Real estate investment trusts (REITs). A REIT pools investors’ funds for investment primarily in income-producing real estate properties or real estate-related loans (such as mortgages). The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. We will invest in publicly-traded REITs listed on national securities exchanges. The yields available from investments in REITs depend on the amount of income and capital appreciation generated by the related properties. Investments in REITs are subject to the risks associated with direct ownership in real estate, including economic downturns that have an adverse effect on real estate markets.
  Commodity-linked notes. Commodity-linked notes are debt securities whose maturity values or interest rates are determined by reference to a single commodity or to all or a portion of a commodities index. Commodity-linked notes may be positively or negatively indexed, meaning their maturity value may be structured to increase or decrease as commodity values change. Investments in commodity-linked notes are subject to the risks associated with the overall commodities markets and other factors that affect the value of commodities, including weather, disease, political, tax and other regulatory developments. Commodity-linked notes may be more volatile and less liquid than the underlying measure(s), have substantial risk of loss with respect to both principal and interest and are subject to the credit risks associated with the issuer. A fund’s investment in commodity-linked notes may be limited by its intention to qualify as a regulated investment company. For further information about commodity-linked securities, see Miscellaneous Investments, Investment Practices and Risks in the SAI.

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Additional risks — All funds

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  Market risk. The value of securities in a fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. During those periods, the fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.
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  Other investments. In addition to the main investment strategies described above, a fund may make other types of investments, such as investments in preferred stocks, convertible securities, bank loans and, for the Putnam Absolute Return 100 and 300 Funds, common stocks. Each fund may also loan portfolio securities to earn income. These practices may be subject to other risks, as described under Miscellaneous Investments, Investment Practices and Risks in the SAI.
  Temporary defensive strategies. In response to adverse market, economic, political or other conditions, we may take temporary defensive positions, such as investing some or all of a fund’s assets in cash and cash equivalents, that differ from the fund’s usual investment strategies. However, we may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause a fund to miss out on investment opportunities, and may prevent a fund from achieving its goal. Additionally, while temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.
  Changes in policies. The Trustees may change a fund’s goal, investment strategies and other policies set forth in this prospectus without shareholder approval, except as otherwise provided.
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  Portfolio turnover rate. A fund’s portfolio turnover rate measures how frequently the fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the fund sold and replaced securities valued at 100% of the fund’s assets within a one-year period. From time to time a fund may engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and to incur other transaction costs (including imputed transaction costs), which may detract from performance. A fund’s

38          Prospectus

portfolio turnover rate and the amount of brokerage commissions it pays and transaction costs it incurs will vary over time based on market conditions.

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  Portfolio holdings. The SAI includes a description of each fund’s policies with respect to the disclosure of its portfolio holdings. For more specific information on a fund’s portfolio, you may visit the Putnam Investments website, putnam.com/individual, where each fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until a fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

Who oversees and manages the funds?

The funds’ Trustees

As a shareholder of a mutual fund, you have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of the funds’ business and represents the interests of the Putnam fund shareholders. At least 75% of the members of the Putnam Funds’ Board of Trustees are independent, which means they are not officers of the funds or affiliated with Putnam Investment Management, LLC (Putnam Management).

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The Trustees periodically review each fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for providing or overseeing these services, as well as the overall level of each fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of Putnam Management and its affiliates.

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Contacting the funds’ Trustees
Address correspondence to:
The Putnam Funds Trustees
One Post Office Square
Boston, MA 02109

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The funds’ investment manager

The Trustees have retained Putnam Management, which has managed mutual funds since 1937, to be each fund’s investment manager, responsible for making investment decisions for each fund and managing each fund’s other affairs and business.

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The basis for the Trustees’ approval of each fund’s management contract and the sub-management and sub-advisory contracts described below is discussed in each fund’s annual report to shareholders dated October 31, 2015.

Each fund pays a monthly base management fee to Putnam Management. For Absolute Return 100 and 300 Funds, the base fee is equal to 0.40% and 0.60%, respectively, of the fund’s average net assets for the month. For Absolute Return 500 and 700 Funds, the base fee is calculated by applying a rate to each fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding fund assets that are invested in other Putnam funds), and generally declines as the aggregate net assets increase.

Each fund’s monthly base fee described above is increased or reduced by a performance adjustment. The amount of the performance adjustment is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the BofA Merrill Lynch U.S. Treasury Bill Index plus 100, 300, 500 and 700 basis points, respectively, for Absolute Return 100, 300, 500 and 700 Funds, each measured over the performance period. The performance period is the thirty-six month period then ended. The performance adjustment rate is multiplied by the fund’s average net assets over the performance period, divided by twelve, and added to, or subtracted from, the base fee for that month. The maximum annualized performance adjustment rates for Absolute Return 100, Absolute Return 300, Absolute Return 500 and Absolute Return 700 Funds are 0.04%, 0.12%, 0.20% and 0.28%, respectively.

In return for the management fees, Putnam Management provides Absolute Return 100 and 300 Funds investment management and investor servicing and bears each fund’s organizational and operating expenses, excluding performance fee adjustments, distribution and service (12b-1) fees, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses. This fee structure is

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sometimes referred to as an “all in” or “unitary” management fee. The management fee for Absolute Return 500 and 700 Funds is not an all in fee. Putnam Management provides investment management services to those funds in return for the management fees.

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The funds paid Putnam Management a management fee (after any applicable waivers or performance adjustments) for each fund’s last fiscal year at the following rates (reflected as a percentage of average net assets for each fund’s last fiscal year).

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Management fees
Absolute Return 100 Fund	0.41%
Absolute Return 300 Fund	0.59%
Absolute Return 500 Fund	0.68%
Absolute Return 700 Fund	0.81%
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Putnam Management’s address is One Post Office Square, Boston, MA 02109.

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Putnam Management has retained its affiliate Putnam Investments Limited (PIL) to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management. Putnam Management (and not the funds) will pay a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average net asset value (NAV) of any fund assets managed by PIL. PIL, which provides a full range of international investment advisory services to institutional clients, is located at Cassini House, 57–59 St James’s Street, London, England, SW1A 1LD.

Putnam Management and PIL have retained their affiliate The Putnam Advisory Company, LLC (PAC) to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management or PIL, as applicable. Putnam Management or PIL, as applicable (and not the funds), will pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average NAV of any fund assets managed by PAC. PAC, which provides financial services to institutions and individuals through separately-managed accounts and pooled investment vehicles, has its headquarters at One Post Office Square, Boston, MA 02109, with additional investment management personnel located in Singapore.

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Pursuant to these arrangements, Putnam investment professionals who are based in foreign jurisdictions may serve as portfolio managers of the funds or provide other investment services, consistent with local regulations.

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  Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of each fund’s portfolio.

Absolute Return 100 and 300 Funds

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Portfolio managers	Joined fund	Employer	Positions over past five years
D. William Kohli	2008	Putnam Management 1994 – Present	Co-Head of Fixed Income Previously, Team Leader, Portfolio Construction
Michael Salm	2008	Putnam Management 1997 – Present	Co-Head of Fixed Income Previously, Team Leader, Liquid Markets and Mortgage Specialist
Paul Scanlon	2008	Putnam Management 1999 – Present	Co-Head of Fixed Income Previously, Team Leader, U.S. High Yield
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Absolute Return 500 and 700 Funds

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Portfolio managers	Joined fund	Employer	Positions over past five years
James Fetch	2008	Putnam Management 1994 – Present	Co-Head of Global Asset Allocation Previously, Portfolio Manager
Robert Kea	2008	Putnam Management 1989 – Present	Co-Head of Global Asset Allocation Previously, Portfolio Manager
Robert Schoen	2008	Putnam Management 1997 – Present	Co-Head of Global Asset Allocation Previously, Portfolio Manager
Jason Vaillancourt	2008	Putnam Management 1999 – Present	Co-Head of Global Asset Allocation Previously, Portfolio Manager
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The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the funds.

How do the funds price their shares?

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The price of a fund’s shares is based on its NAV. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the NYSE each day the exchange is open.

Each fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. For example, a fund may value a stock traded on a U.S. exchange at its fair value when the exchange

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closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or if, in the case of a security traded on a market that closes before the NYSE closes, material information about the issuer becomes available after the close of the relevant market. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by each fund’s Trustees or dealers selected by Putnam Management. Pricing services and dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management.

Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 4:00 p.m. Eastern Time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a fund’s NAV. Because foreign markets may be open at different times than the NYSE, the value of a fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close before the close of the NYSE, and therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, each fund has adopted fair value pricing procedures, which, among other things, require a fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. If events materially affecting the values of a fund’s foreign fixed-income investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments will also be valued at their fair value. As noted above, the value determined for an investment using a fund’s fair value pricing procedures may differ from recent market prices for the investment.

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Each fund’s most recent NAV is available on Putnam Investments’ website at putnam.com/individual or by contacting Putnam Investor Services at 1-800-225-1581.

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How do I buy fund shares?

Opening an account

You can open a fund account and purchase class A, B, C, and M shares by contacting your financial representative or Putnam Investor Services at 1-800-225-1581 and obtaining a Putnam account application. The completed application, along with a check made payable to the fund, must then be returned to Putnam Investor Services at the following address:

Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

You can open a fund account with as little as $500. The minimum investment is waived if you make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion.

Each fund sells its shares at the offering price, which is the NAV plus any applicable sales charge (class A and class M shares only). Your financial representative or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the NYSE for your shares to be bought at that day’s offering price.

If you participate in an employer-sponsored retirement plan that offers any of the funds, please consult your employer for information on how to purchase shares of these funds through the plan, including any restrictions or limitations that may apply.

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Mutual funds must obtain and verify information that identifies investors opening new accounts. If a fund is unable to collect the required information, Putnam Investor Services may not be able to open your account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide additional identifying documentation. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account at the then-current NAV, which may be more or less than your original investment, net of any applicable sales charges.

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Also, each fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

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Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount in the following ways:

  Through a financial representative. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services and may charge you for his or her services.
  Through Putnam’s Systematic Investing Program. You can make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account.
  Via the Internet or phone. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at putnam.com or by calling Putnam Investor Services at 1-800-225-1581.
  By mail. You may also request a book of investment stubs for your account. Complete an investment stub and write a check for the amount you wish to invest, payable to the appropriate fund. Return the check and investment stub to Putnam Investor Services.
  By wire transfer. You may buy fund shares by bank wire transfer of same-day funds. Please call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The funds will normally accept wired funds for investment on the day received if they are received by the fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you for wiring same-day funds. Although the funds’ designated bank does not currently charge you for receiving same-day funds, it reserves the right to charge for this service. You cannot buy shares for employer-sponsored retirement plans by wire transfer.

Which class of shares is best for me?

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This prospectus offers you four classes of fund shares: A, B, C and M. Employer-sponsored retirement plans may also choose class R, or R6 shares, and certain investors described below may also choose class Y shares.

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Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, as illustrated in the Fund summaries — Fees and expenses section, allowing you and your financial representative to choose the class that best suits your investment needs. When you purchase shares of a fund, you must choose a share class. Deciding which share class best suits your situation depends on a number of factors that you should discuss with your financial representative, including:

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  How long you expect to hold your investment. Absolute Return 100 and 300 Funds. Class B shares charge a contingent deferred sales charge (CDSC) on redemptions that is phased out over the first two years. Class C shares charge a CDSC on redemptions in the first year.

Absolute Return 500 and 700 Funds. Class B shares charge a CDSC on redemptions that is phased out over the first six years; class C shares charge a CDSC on redemptions in the first year.

  How much you intend to invest. While investments of less than $500,000 can be made in any share class, Absolute Return 100 and 300 Funds do not charge an initial sales charge for purchases of class A or class M shares of $500,000 or more, and Absolute Return 500 and 700 Funds’ class A and class M shares offer sales charge discounts starting at $50,000.
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  Total expenses associated with each share class. As shown in the section entitled Fund summaries — Fees and expenses, each share class offers a different combination of up-front and ongoing expenses. Generally, the lower the up-front sales charge, the greater the ongoing expenses.
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Here is a summary of the differences among the classes of shares

Class A shares

  Initial sales charge of up to 1.00% for Absolute Return 100 and 300 Funds and up to 5.75% for Absolute Return 500 and 700 Funds
  No initial sales charge for investments of $500,000 or more for Absolute Return 100 and 300 Funds and lower sales charges available for investments of $50,000 or more for Absolute Return 500 and 700 Funds
  No deferred sales charge (except that a deferred sales charge of 1.00% may be imposed on certain redemptions of shares bought without an initial sales charge)
  Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees.

Class B shares

  No initial sales charge; your entire investment goes to work immediately
  Deferred sales charge of up to 1.00% if shares are sold within two years of purchase for Absolute Return 100 and 300 Funds; and up to 5.00% if shares are sold within six years of purchase for Absolute Return 500 and 700 Funds
  Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees
  Convert automatically to class A shares after eight years, thereby reducing the future 12b-1 fees

46          Prospectus

  Orders for class B shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $100,000 or more. Investors considering cumulative purchases of $100,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class C shares

  No initial sales charge; your entire investment goes to work immediately
  Deferred sales charge of 1.00% if shares are sold within one year of purchase
  Higher annual expenses, and lower dividends, than class A, B or M shares for Absolute Return 100 and 300 Funds and class A or M shares for Absolute Return 500 and 700 Funds because of higher 12b-1 fees
  No conversion to class A shares, so no reduction in future 12b-1 fees
  Orders for class C shares of one or more Putnam funds, other than class C shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $500,000 or more. Investors considering cumulative purchases of $500,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class M shares

  Initial sales charge of up to 0.75% for Absolute Return 100 and 300 Funds and up to 3.50% for Absolute Return 500 and 700 Funds
  No initial sales charge for investments of $500,000 or more for Absolute Return 100 and 300 Funds and lower sales charges available for investments of $50,000 or more for Absolute Return 500 and 700 Funds
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  No deferred sales charge
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  Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees
  Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees
  No conversion to class A shares, so no reduction in future 12b-1 fees
  Orders for class M shares of one or more Putnam funds, other than class M shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $500,000 or more. Investors considering cumulative purchases of $500,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

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Class R shares (available only to employer-sponsored retirement plans)

  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class C shares for Absolute Return 100 and 300 Funds and class B, C or M shares for Absolute Return 500 and 700 Funds because of lower 12b-1 fees
  Higher annual expenses, and lower dividends, than class A, B or M shares for Absolute Return 100 and 300 Funds, and class A shares for Absolute Return 500 and 700 Funds because of higher 12b-1 fees
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  No conversion to class A shares, so no reduction in future 12b-1 fees.
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Class R6 shares (available only to employer-sponsored retirement plans)

  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge
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  Lower annual expenses, and higher dividends, than class A, B, C, M or R shares because of no 12b-1 fees, and for Absolute Return 500 and 700 Funds, lower investor servicing fees
  For Absolute Return 500 and 700 Funds, lower annual expenses, and higher dividends, than class Y shares because of lower investor servicing fees.
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Class Y shares (available only to investors listed below)

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  The following investors may purchase class Y shares if approved by Putnam:

– employer-sponsored retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam and offer institutional share class pricing (no sales charge or 12b-1 fee);

– bank trust departments and trust companies that have entered into agreements with Putnam and offer institutional share class pricing to their clients;

– corporate IRAs administered by Putnam, if another retirement plan of the sponsor is eligible to purchase class Y shares;

– college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;

– other Putnam funds and Putnam investment products;

– investors purchasing shares through an asset-based fee program that regularly offers institutional share classes and that is sponsored by a registered broker-dealer or other financial institution;

48          Prospectus

– clients of a financial representative who are charged a fee for consulting or similar services;

– corporations, endowments and foundations that have entered into an arrangement with Putnam;

– fee-paying clients of a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Putnam funds;

– investment companies (whether registered or private), both affiliated and unaffiliated with Putnam;

– current and retired Putnam employees and their immediate family members (including an employee’s spouse, domestic partner, fiancé(e), or other family members who are living in the same household) as well as, in each case, Putnam-offered health savings accounts, individual retirement accounts (IRAs), and other similar tax-advantaged plans solely owned by the foregoing individuals; current and retired directors of Putnam Investments, LLC; current and retired Great-West Life & Annuity Insurance Company employees; and current and retired Trustees of the fund. Upon the departure of any member of this group of individuals from Putnam, Great-West Life & Annuity Insurance Company, or the funds’ Board of Trustees, the member’s class Y shares convert automatically to class A shares, unless the member’s departure is a retirement, as determined by Putnam in its discretion for employees and directors of Putnam and employees of Great-West Life & Annuity Insurance Company and by the Board of Trustees in its discretion for Trustees; provided that conversion will not take place with respect to class Y shares held by former Putnam employees and their immediate family members in health savings accounts where it is not operationally practicable due to platform or other limitations; and

– personal and family member IRAs of registered representatives and other employees of broker-dealers and other financial institutions having a sales agreement with Putnam Retail Management, if (1) the registered representative or other employee is the broker of record or financial representative for the account, (2) the broker-dealer or other financial institution’s policies prohibit the use of class A shares or other classes of fund shares that pay 12b-1 fees in such accounts to avoid potential prohibited transactions under Internal Revenue Service rules due to the account owners’ status as “disqualified persons” under those rules, and (3) the broker-dealer or other financial institution has an agreement with Putnam Retail Management related to the use of class Y shares in these accounts.

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Trust companies or bank trust departments that purchased class Y shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for class Y shares of other Putnam funds. Defined contribution plans (including corporate IRAs) that purchased class Y shares under prior eligibility criteria may continue to purchase class Y shares.

  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class A, B, C, M or R shares because of no 12b-1 fees
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  For Absolute Return 500 and 700 Funds, higher annual expenses, and lower dividends, than class R6 shares because of higher investor servicing fees
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Initial sales charges for class A and M shares

Absolute Return 100 and 300 Funds

	Class A sales charge as a percentage of*:		Class M sales charge as a percentage of*:
Amount of purchase at offering price ($)	Net amount invested	Offering price**	Net amount invested	Offering price**
Under 500,000	1.01%	1.00%	0.76%	0.75%
500,000 and above	NONE	NONE	N/A***	N/A***

Absolute Return 500 and 700 Funds

	Class A sales charge as a percentage of*:		Class M sales charge as a percentage of*:
Amount of purchase at offering price ($)	Net amount invested	Offering price**	Net amount invested	Offering price**
Under 50,000	6.10%	5.75%	3.63%	3.50%
50,000 but under 100,000	4.71	4.50	2.56	2.50
100,000 but under 250,000	3.63	3.50	1.52	1.50
250,000 but under 500,000	2.56	2.50	1.01	1.00
500,000 and above	NONE	NONE	N/A***	N/A***

     *  Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

    **  Offering price includes sales charge.

  ***  The funds will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $500,000 or more.

50          Prospectus

Reducing your class A or class M sales charge

Each fund offers two principal ways for you to qualify for discounts on initial sales charges on class A and class M shares, often referred to as “breakpoint discounts”:

  Right of accumulation. You can add the amount of your current purchases of class A or class M shares of a fund and other Putnam funds to the value of your existing accounts in the fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of your existing accounts and any linked accounts, a fund will use the higher of (a) the current maximum public offering price of those shares or (b) if you purchased the shares after December 31, 2007, the initial value of the total purchases, or, if you held the shares on December 31, 2007, the market value at maximum public offering price on that date, in either case, less the market value on the applicable redemption date of any of those shares that you have redeemed.

  Statement of intention. A statement of intention is a document in which you agree to make purchases of class A or class M shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention, you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund will redeem shares from your account in an amount equal to the difference between the higher initial sales charge you would have paid in the absence of the statement of intention and the initial sales charge you actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

  Individual accounts
  Joint accounts
  Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

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  Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)
  Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)

In order to obtain a breakpoint discount, you should inform your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. A fund or your financial representative may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Investments’ website at putnam.com/individual by selecting Mutual Funds, then Pricing and performance, and then About fund costs, and in the SAI.

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  Additional reductions and waivers of sales charges. In addition to the breakpoint discount methods described above, sales charges may be reduced or waived under certain circumstances and for certain categories of investors. For instance, an employer-sponsored retirement plan is eligible to purchase class A shares without sales charges if its plan administrator or dealer of record has entered into an agreement with Putnam Retail Management. Information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI. You may consult your financial representative or Putnam Retail Management for assistance.
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How do I sell or exchange fund shares?

You can sell your shares back to the appropriate fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through your financial representative or directly to the fund.

If you redeem your shares shortly after purchasing them, your redemption payment for the shares may be delayed until the fund collects the purchase price of the shares, which may be up to 10 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If you exchange shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge,

52          Prospectus

depending upon when and from which fund you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. Class B shares of most other Putnam funds have a higher deferred sales charge than Absolute Return 100 and 300 Funds. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase, unless you originally purchased the shares from another Putnam fund that does not directly charge a deferred sales charge, in which case the length of time you have owned your shares will be measured from the date you exchange those shares for shares of another Putnam fund that does charge a deferred sales charge, and will not be affected by any subsequent exchanges among funds.

Selling or exchanging shares through your financial representative. Your representative must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV, less any applicable deferred sales charge. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

  Selling or exchanging shares directly with the funds. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable deferred sales charge.
  By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell or exchange, you must return them unendorsed with your letter of instruction.
  By telephone. You may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. Sale or exchange of shares by telephone is not permitted if there are certificates for your shares. The telephone redemption and exchange privileges may be modified or terminated without notice.
  Via the Internet. You may also exchange shares via the Internet at putnam.com/individual.

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  Shares held through your employer’s retirement plan. For information on how to sell or exchange shares of a fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
  Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, contact Putnam Investor Services.

Each fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange. Ask your financial representative or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

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Deferred sales charges for class B, class C and certain class A shares

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Absolute Return 100 and 300 Funds

If you sell (redeem) class B shares within two years of purchase, you will generally pay a deferred sales charge according to the following schedule:

Year after purchase	1	2	3+
Charge	1%	0.50%	0%

Absolute Return 500 and 700 Funds

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule:

Year after purchase	1	2	3	4	5	6	7+
Charge	5%	4%	3%	3%	2%	1%	0%
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A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Class A shares that are part of a purchase of $500,000 or more (other than by an employer-sponsored retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within nine months of purchase.

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54          Prospectus

Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

  Payment information. A fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. You will not receive interest on uncashed redemption checks. Redemption proceeds may be paid in securities or other property rather than in cash.
  Redemption by a fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), a fund may redeem your shares without your permission and send you the proceeds after providing you with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, each fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

  Risks of excessive short-term trading. Excessive short-term trading activity may reduce a fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing a fund’s expenses and diluting the fund’s NAV. Depending on the size and frequency of short-term trades in a fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase a fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase taxable distributions received from the fund.
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Because each fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its NAV. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Prospectus          55

Because each fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds and securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for these securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in a fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because lower-rated debt and securities of smaller companies may be less liquid than higher-rated debt or securities of larger companies, respectively, each fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if a fund holds other types of less liquid securities.

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  Fund policies. In order to protect the interests of long-term shareholders of each fund, Putnam Management and the funds’ Trustees have adopted policies and procedures intended to discourage excessive short-term trading. Each fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in those shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.
  Account monitoring. Putnam Management’s Compliance Department currently uses multiple reporting tools to detect short-term trading activity occurring in accounts for investors held directly with the Putnam funds as well as within accounts held through certain financial intermediaries. Putnam Management measures excessive short-term trading in each fund by the number of “round trip” transactions above a specified dollar amount within a specified period of time. A “round trip” transaction is defined as a purchase or exchange into a fund followed, or preceded, by a redemption or exchange out of the same fund. Generally, if an investor has been identified as having completed two “round trip” transactions with values above a specified amount within a rolling 90-day period, Putnam Management will issue the investor and/or his or her financial intermediary, if any, a written warning. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time. Certain types of transactions are exempt from monitoring, such as those in connection with systematic investment or withdrawal plans and reinvestment of dividend and capital gain distributions.
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56          Prospectus

  Account restrictions. In addition to these monitoring practices, Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Continued excessive short-term trading activity by an investor or intermediary following a warning may lead to the termination of the exchange privilege for that investor or intermediary. Putnam Management or a fund may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts in the fund or other Putnam funds under common ownership or control for purposes of determining whether the activity is excessive. If a fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require future trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. A fund may take these steps in its discretion even if the investor’s activity does not fall within the fund’s current monitoring parameters.
  Limitations on the funds’ policies. There is no guarantee that a fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the funds’ policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with a fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The funds are generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the beneficial owner and attempt to identify and remedy any excessive trading. However,

Prospectus          57

a fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

Distribution plans and payments to dealers

Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates). In order to pay for the marketing of fund shares and services provided to shareholders, each fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses you pay each year in certain share classes, as shown in the tables of annual fund operating expenses in the section Fund summaries — Fees and expenses. Putnam Retail Management and its affiliates also make additional payments to dealers that do not increase your fund expenses, as described below.

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  Distribution and service (12b-1) plans. Each fund’s 12b-1 plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C, class M and class R shares. The Trustees currently limit payments on class A, class B, class M and class R shares of Absolute Return 100 and 300 Funds to 0.25%, 0.45%, 0.30% and 0.50% of average net assets, respectively. The Trustees currently limit payments on class A, class M and class R shares of Absolute Return 500 and 700 Funds to 0.25%, 0.75% and 0.50% of average net assets, respectively. Because these fees are paid out of a fund’s assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C, class M and class R shares may cost you more over time than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares. Class R6 and class Y shares, for shareholders who are eligible to purchase them, will be less expensive than other classes of shares because they do not bear sales charges or 12b-1 fees.
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  Payments to dealers. If you purchase your shares through a dealer, your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution and service (12b-1) fees, if any, shown in the tables under Fund summaries — Fees and expenses at the front of this prospectus.

58          Prospectus

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the funds or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or a fund as shown under Fund summaries — Fees and expenses.

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments are generally available to most dealers engaging in significant sales of Putnam fund shares. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer, as well as the size of the dealer’s relationship with Putnam Retail Management. Although the total amount of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average net assets of Putnam’s retail mutual funds attributable to the dealers.

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Program servicing payments, which are paid in some instances to dealers in connection with investments in a fund through dealer platforms and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program or platform services provided by the dealer, including shareholder recordkeeping, reporting, or transaction processing, as well as services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring, or other similar services.

Prospectus          59

You can find a list of all dealers to which Putnam made marketing support and/or program servicing payments in 2015 in the SAI, which is on file with the SEC and is also available on Putnam’s website at putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

  Other payments. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD (as adopted by FINRA) rules and by other applicable laws and regulations. The funds’ transfer agent may also make payments to certain financial intermediaries in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in a fund or other Putnam funds through their retirement plan. See the discussion in the SAI under Management — Investor Servicing Agent for more details.
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Fund distributions and taxes

Each fund normally distributes any net investment income and any net realized capital gains annually. You may choose to reinvest distributions from net investment income, capital gains or both in additional shares of your fund or other Putnam funds, or you may receive them in cash in the form of a check or an electronic deposit to your bank account. If you do not select an option when you open your account, all distributions will be reinvested. If you choose to receive distributions in cash, but correspondence from a fund or Putnam Investor Services is returned as “undeliverable,” the distribution option on your account may be converted to reinvest future distributions in the fund. You will not receive interest on uncashed distribution checks.

For shares purchased through your employer’s retirement plan, the terms of the plan will govern how the plan may receive distributions from a fund.

For federal income tax purposes, distributions of net investment income are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned (or is deemed to have owned) the investments that generated them, rather than by how long you have owned (or are deemed to have owned) your shares. Distributions that a fund properly reports to you as gains from investments that the fund owned for more than one year are generally taxable to you as long-term capital

60          Prospectus

gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that a fund owned for one year or less and gains on the sale of or payment on bonds characterized as market discount are generally taxable to you as ordinary income. Distributions that a fund properly reports to you as “qualified dividend income” are taxable at the reduced rates applicable to your net capital gain provided that both you and the fund meet certain holding period and other requirements. Distributions are taxable in the manner described in this paragraph whether you receive them in cash or reinvest them in additional shares of the relevant fund or other Putnam funds.

Distributions by a fund to retirement plans that qualify for tax-advantaged treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a fund) from such a plan.

Unless you are investing through a tax-advantaged retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before a fund makes a distribution because doing so may cost you money in taxes. Distributions are taxable to you even if they are paid from income or gains earned by a fund before your investment (and thus were included in the price you paid). Contact your financial representative or Putnam to find out the distribution schedule for your fund.

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A fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements.

A fund’s investments in foreign securities, if any, may be subject to foreign withholding or other taxes. In that case, a fund’s return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to these foreign taxes. In addition, a fund’s investments in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of a fund’s distributions.

A fund’s investments in derivative financial instruments, including investments by which the fund seeks exposure to assets other than securities, are subject to numerous special and complex tax rules. Moreover, a fund’s intention to qualify as a “regulated investment company” and receive

Prospectus          61

favorable treatment under the federal income tax rules may limit its ability to invest in such instruments. The applicable tax rules could affect whether gains and losses recognized by a fund are treated as ordinary or capital, accelerate the recognition of income or gains to the fund, defer or possibly prevent the recognition or use of certain losses by the fund and cause adjustments in the holding periods of the fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long term. The rules could, in turn, affect the amount, timing and character of the income distributed to shareholders by a fund and, therefore, may increase the amount of taxes payable by shareholders. In addition, because the application of these rules may be uncertain under current law, an adverse determination or future Internal Revenue Service guidance with respect to these rules (which determination or future guidance may be retroactive) may affect whether a fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax.


Any gain resulting from the sale or exchange of your shares generally also will be subject to tax.

The above is a general summary of the tax implications of investing in a fund. Please refer to the SAI for further details. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

62          Prospectus

Financial highlights

The financial highlights tables are intended to help you understand each fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from each fund’s financial statements, which have been audited by KPMG LLP for Absolute Return 100 and 300 Funds and by PricewaterhouseCoopers LLP for Absolute Return 500 and 700 Funds. Their reports and each fund’s financial statements are included in each fund’s annual report to shareholders, which is available upon request.



Prospectus          63

Financial highlights (For a common share outstanding throughout the period)


Absolute Return 100 Fund

See notes to financial highlights at the end of this section.

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
October 31, 2015	$10.25	.13	(.18)	(.05)	(.13)	—	(.13)	$10.07	(.49)	$113,553.66		1.28	105 [f]
October 31, 2014	10.26	.13	.01	.14	(.15)	—	(.15)	10.25	1.37	136,276.64		1.32	98 [f]
October 31, 2013	10.16	.15	.03	.18	(.08)	—	(.08)	10.26	1.73	160,057	.64 [e]	1.49 [e]	81 [g]
October 31, 2012	10.15	.16	— [d]	.16	(.15)	—	(.15)	10.16	1.65	158,622	.65 [e]	1.55 [e]	238 [g]
October 31, 2011	10.44	.23	(.30)	(.07)	(.13)	(.09)	(.22)	10.15	(.79)	249,746	.67 [e]	2.27 [e]	186 [g]
Class B
October 31, 2015	$10.20	.11	(.17)	(.06)	(.11)	—	(.11)	$10.03	(.64)	$1,617.86		1.09	105 [f]
October 31, 2014	10.21	.11	.01	.12	(.13)	—	(.13)	10.20	1.19	2,467.84		1.12	98 [f]
October 31, 2013	10.12	.13	.02	.15	(.06)	—	(.06)	10.21	1.45	3,080	.84 [e]	1.27 [e]	81 [g]
October 31, 2012	10.11	.13	.02	.15	(.14)	—	(.14)	10.12	1.48	2,655	.85 [e]	1.33 [e]	238 [g]
October 31, 2011	10.39	.22	(.32)	(.10)	(.09)	(.09)	(.18)	10.11	(1.03)	3,070	.87 [e]	2.10 [e]	186 [g]
Class C
October 31, 2015	$10.15	.05	(.17)	(.12)	(.05)	—	(.05)	$9.98	(1.20)	$23,503	1.41	.53	105 [f]
October 31, 2014	10.15	.06	— [d]	.06	(.06)	—	(.06)	10.15	.58	26,468	1.39	.56	98 [f]
October 31, 2013	10.05	.08	.02	.10	—	—	—	10.15	1.00	30,621	1.39 [e]	.75 [e]	81 [g]
October 31, 2012	10.03	.08	.01	.09	(.07)	—	(.07)	10.05	.90	40,649	1.40 [e]	.80 [e]	238 [g]
October 31, 2011	10.33	.16	(.31)	(.15)	(.06)	(.09)	(.15)	10.03	(1.56)	62,600	1.42 [e]	1.58 [e]	186 [g]
Class M
October 31, 2015	$10.23	.12	(.17)	(.05)	(.13)	—	(.13)	$10.05	(.53)	$1,942.71		1.24	105 [f]
October 31, 2014	10.24	.13	— [d]	.13	(.14)	—	(.14)	10.23	1.31	2,059.69		1.27	98 [f]
October 31, 2013	10.14	.15	.02	.17	(.07)	—	(.07)	10.24	1.70	2,609	.69 [e]	1.45 [e]	81 [g]
October 31, 2012	10.13	.15	.01	.16	(.15)	—	(.15)	10.14	1.61	2,973	.70 [e]	1.48 [e]	238 [g]
October 31, 2011	10.42	.23	(.31)	(.08)	(.12)	(.09)	(.21)	10.13	(.81)	3,576	.72 [e]	2.22 [e]	186 [g]
Class R
October 31, 2015	$10.18	.11	(.18)	(.07)	(.11)	—	(.11)	$10.00	(.67)	$37.91		1.06	105 [f]
October 31, 2014	10.19	.11	— [d]	.11	(.12)	—	(.12)	10.18	1.12	214.89		1.06	98 [f]
October 31, 2013	10.10	.13	.02	.15	(.06)	—	(.06)	10.19	1.50	311	.89 [e]	1.26 [e]	81 [g]
October 31, 2012	10.09	.13	— [d]	.13	(.12)	—	(.12)	10.10	1.33	316	.90 [e]	1.27 [e]	238 [g]
October 31, 2011	10.39	.21	(.31)	(.10)	(.11)	(.09)	(.20)	10.09	(1.00)	317	.92 [e]	2.06 [e]	186 [g]
Class R6
October 31, 2015	$10.31	.16	(.18)	(.02)	(.16)	—	(.16)	$10.13	(.22)	$525.41		1.54	105 [f]
October 31, 2014	10.32	.16	.01	.17	(.18)	—	(.18)	10.31	1.63	583.39		1.56	98 [f]
October 31, 2013	10.21	.16 [h]	.04	.20	(.09)	—	(.09)	10.32	1.97	509	.39 [e]	1.57 [e,h]	81 [g]
October 31, 2012†	10.12	.05	.04	.09	—	—	—	10.21	.89*	10	.13*[e]	.48*[e]	238 [g]
Class Y
October 31, 2015	$10.29	.16	(.18)	(.02)	(.16)	—	(.16)	$10.11	(.22)	$100,119.41		1.54	105 [f]
October 31, 2014	10.30	.16	— [d]	.16	(.17)	—	(.17)	10.29	1.61	107,117.39		1.54	98 [f]
October 31, 2013	10.21	.18	.02	.20	(.11)	—	(.11)	10.30	1.94	78,562	.39 [e]	1.74 [e]	81 [g]
October 31, 2012	10.20	.18	.01	.19	(.18)	—	(.18)	10.21	1.90	71,603	.40 [e]	1.78 [e]	238 [g]
October 31, 2011	10.48	.26	(.31)	(.05)	(.14)	(.09)	(.23)	10.20	(.51)	80,840	.42 [e]	2.55 [e]	186 [g]

See notes to financial highlights at the end of this section.

64 Prospectus	Prospectus 65

Financial highlights (Continued)

     *  Not annualized.

     †  For the period July 3, 2012 (commencement of operations) to October 31, 2012.

      a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

      b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

      c  Includes amounts paid through expense offset arrangements, if any. Also excludes acquired fund fees, if any.

      d  Amount represents less than $0.01 per share.

      e  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets:

	10/31/13	10/31/12	10/31/11
Class A	0.10%	0.33%	0.29%
Class B	0.10	0.33	0.29
Class C	0.10	0.33	0.29
Class M	0.10	0.33	0.29
Class R	0.10	0.33	0.29
Class R6	0.07	0.08	N/A
Class Y	0.10	0.33	0.29

      f  Portfolio turnover includes TBA purchase and sale commitments.

      g  Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been following:

Portfolio turnover %
October 31, 2013	126%
October 31, 2012	641
October 31, 2011	424


      h  The net investment income ratio and per share amount shown for the period ending October 31, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

66          Prospectus

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Prospectus          67

Financial highlights (For a common share outstanding throughout the period)

Absolute Return 300 Fund


INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
October 31, 2015	$10.71	.28	(.44)	(.16)	(.37)	—	(.37)	$10.18	(1.53)	$374,839.84		2.71	486 [d]
October 31, 2014	10.81	.31	.03	.34	(.44)	—	(.44)	10.71	3.19	470,872.81		2.91	203 [d]
October 31, 2013	10.58	.34	.05	.39	(.16)	—	(.16)	10.81	3.73	497,067	.78 [e]	3.13 [e]	246 [f]
October 31, 2012	10.38	.31	(.01)	.30	(.10)	—	(.10)	10.58	2.97	518,088	.82 [e]	2.94 [e]	238 [f]
October 31, 2011	10.92	.38	(.56)	(.18)	(.32)	(.04)	(.36)	10.38	(1.72)	830,296	.87 [e]	3.55 [e]	188 [f]
Class B
October 31, 2015	$10.65	.26	(.44)	(.18)	(.35)	—	(.35)	$10.12	(1.74)	$9,669	1.04	2.52	486 [d]
October 31, 2014	10.75	.29	.02	.31	(.41)	—	(.41)	10.65	2.96	11,822	1.01	2.73	203 [d]
October 31, 2013	10.53	.31	.05	.36	(.14)	—	(.14)	10.75	3.46	12,854	.98 [e]	2.93 [e]	246 [f]
October 31, 2012	10.32	.28	.01	.29	(.08)	—	(.08)	10.53	2.86	13,859	1.02 [e]	2.71 [e]	238 [f]
October 31, 2011	10.86	.37	(.58)	(.21)	(.29)	(.04)	(.33)	10.32	(2.03)	16,066	1.07 [e]	3.48 [e]	188 [f]
Class C
October 31, 2015	$10.58	.20	(.43)	(.23)	(.29)	—	(.29)	$10.06	(2.22)	$134,131	1.59	1.96	486 [d]
October 31, 2014	10.68	.23	.02	.25	(.35)	—	(.35)	10.58	2.37	162,146	1.56	2.17	203 [d]
October 31, 2013	10.44	.25	.06	.31	(.07)	—	(.07)	10.68	2.94	169,740	1.53 [e]	2.39 [e]	246 [f]
October 31, 2012	10.24	.22	.01	.23	(.03)	—	(.03)	10.44	2.23	201,889	1.57 [e]	2.19 [e]	238 [f]
October 31, 2011	10.80	.30	(.57)	(.27)	(.25)	(.04)	(.29)	10.24	(2.53)	291,442	1.62 [e]	2.86 [e]	188 [f]
Class M
October 31, 2015	$10.68	.28	(.44)	(.16)	(.37)	—	(.37)	$10.15	(1.56)	$9,913.89		2.67	486 [d]
October 31, 2014	10.78	.31	.02	.33	(.43)	—	(.43)	10.68	3.13	11,043.86		2.85	203 [d]
October 31, 2013	10.55	.33	.05	.38	(.15)	—	(.15)	10.78	3.68	11,228	.83 [e]	3.08 [e]	246 [f]
October 31, 2012	10.35	.30	— [g]	.30	(.10)	—	(.10)	10.55	2.90	11,914	.87 [e]	2.89 [e]	238 [f]
October 31, 2011	10.90	.38	(.57)	(.19)	(.32)	(.04)	(.36)	10.35	(1.85)	17,639	.92 [e]	3.56 [e]	188 [f]
Class R
October 31, 2015	$10.68	.26	(.45)	(.19)	(.35)	—	(.35)	$10.14	(1.81)	$379	1.09	2.52	486 [d]
October 31, 2014	10.77	.28	.03	.31	(.40)	—	(.40)	10.68	2.96	914	1.06	2.64	203 [d]
October 31, 2013	10.54	.31	.05	.36	(.13)	—	(.13)	10.77	3.47	824	1.03 [e]	2.86 [e]	246 [f]
October 31, 2012	10.34	.28	— [g]	.28	(.08)	—	(.08)	10.54	2.71	734	1.07 [e]	2.68 [e]	238 [f]
October 31, 2011	10.89	.36	(.57)	(.21)	(.30)	(.04)	(.34)	10.34	(1.98)	801	1.12 [e]	3.35 [e]	188 [f]
Class R6
October 31, 2015	$10.78	.31	(.45)	(.14)	(.40)	—	(.40)	$10.24	(1.34)	$1,446.59		2.98	486 [d]
October 31, 2014	10.88	.37	(.01)	.36	(.46)	—	(.46)	10.78	3.43	1,828.56		3.38	203 [d]
October 31, 2013	10.63	.32 [h]	.11	.43	(.18)	—	(.18)	10.88	4.06	2,573	.53 [e]	2.91 [e,h]	246 [f]
October 31, 2012†	10.42	.09	.12	.21	—	—	—	10.63	2.02*	10	.18*[e]	.84*[e]	238 [f]
Class Y
October 31, 2015	$10.75	.31	(.44)	(.13)	(.40)	—	(.40)	$10.22	(1.24)	$381,738.59		2.98	486 [d]
October 31, 2014	10.85	.33	.03	.36	(.46)	—	(.46)	10.75	3.42	438,177.56		3.06	203 [d]
October 31, 2013	10.63	.36	.05	.41	(.19)	—	(.19)	10.85	3.93	253,607	.53 [e]	3.37 [e]	246 [f]
October 31, 2012	10.43	.33	— [g]	.33	(.13)	—	(.13)	10.63	3.21	212,599	.57 [e]	3.20 [e]	238 [f]
October 31, 2011	10.96	.41	(.56)	(.15)	(.34)	(.04)	(.38)	10.43	(1.47)	367,131	.62 [e]	3.82 [e]	188 [f]

See notes to financial highlights at the end of this section.


68 Prospectus	Prospectus 69

Financial highlights (Continued)

     *  Not annualized.

     †  For the period July 3, 2012 (commencement of operations) to October 31, 2012.

      a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

      b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

      c  Includes amounts paid through expense offset and/or brokerage/service arrangements, if any. Also excludes acquired fund fees and expenses, if any.

      d  Portfolio turnover includes TBA purchase and sale commitments.

      e  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets:

	10/31/13	10/31/12	10/31/11
Class A	0.06%	0.19%	0.18%
Class B	0.06	0.19	0.18
Class C	0.06	0.19	0.18
Class M	0.06	0.19	0.18
Class R	0.06	0.19	0.18
Class R6	0.03	0.03	N/A
Class Y	0.06	0.19	0.18

      f  Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
October 31, 2013	656%
October 31, 2012	722
October 31, 2011	512


      g  Amount represents less than $0.01 per share.

      h  The net investment income ratio and per share amount shown for the period ending October 31, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

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Prospectus          71

Financial highlights (For a common share outstanding throughout the period)

Absolute Return 500 Fund


INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c,d]	Ratio of net investment income (loss) to average net assets (%) [d]	Portfolio turnover (%)
Class A
October 31, 2015	$11.81	.13	.24	.37	(.11)	(.52)	(.63)	$11.55	3.25	$399,301	1.11	1.09	510 [e]
October 31, 2014	11.54	.15	.29	.44	(.17)	—	(.17)	11.81	3.88	345,053	1.10	1.32	309 [e]
October 31, 2013	11.33	.20	.08	.28	(.07)	—	(.07)	11.54	2.49	378,440	1.11	1.72	189 [f]
October 31, 2012	10.89	.18	.59	.77	(.33)	—	(.33)	11.33	7.25	376,219	1.14	1.67	150 [f]
October 31, 2011	10.93	.29	(.05)	.24	(.23)	(.05)	(.28)	10.89	2.21	411,424	1.16	2.68	144 [f]
Class B
October 31, 2015	$11.64	.04	.24	.28	(.02)	(.52)	(.54)	$11.38	2.49	$33,624	1.86	.33	510 [e]
October 31, 2014	11.38	.07	.28	.35	(.09)	—	(.09)	11.64	3.08	35,171	1.85	.57	309 [e]
October 31, 2013	11.18	.11	.09	.20	—	—	—	11.38	1.79	37,351	1.86	.97	189 [f]
October 31, 2012	10.75	.10	.58	.68	(.25)	—	(.25)	11.18	6.47	37,009	1.89	.91	150 [f]
October 31, 2011	10.81	.21	(.05)	.16	(.17)	(.05)	(.22)	10.75	1.44	33,914	1.91	1.94	144 [f]
Class C
October 31, 2015	$11.62	.04	.25	.29	(.03)	(.52)	(.55)	$11.36	2.53	$211,594	1.86	.33	510 [e]
October 31, 2014	11.36	.07	.28	.35	(.09)	—	(.09)	11.62	3.08	183,688	1.85	.57	309 [e]
October 31, 2013	11.17	.11	.08	.19	—	—	—	11.36	1.70	185,562	1.86	.97	189 [f]
October 31, 2012	10.74	.10	.58	.68	(.25)	—	(.25)	11.17	6.52	185,116	1.89	.91	150 [f]
October 31, 2011	10.80	.21	(.05)	.16	(.17)	(.05)	(.22)	10.74	1.45	184,129	1.91	1.91	144 [f]
Class M
October 31, 2015	$11.70	.07	.24	.31	(.05)	(.52)	(.57)	$11.44	2.78	$9,246	1.61	.58	510 [e]
October 31, 2014	11.43	.09	.29	.38	(.11)	—	(.11)	11.70	3.37	7,096	1.60	.81	309 [e]
October 31, 2013	11.23	.14	.08	.22	(.02)	—	(.02)	11.43	1.95	7,029	1.61	1.22	189 [f]
October 31, 2012	10.80	.13	.58	.71	(.28)	—	(.28)	11.23	6.72	7,554	1.64	1.16	150 [f]
October 31, 2011	10.84	.24	(.05)	.19	(.18)	(.05)	(.23)	10.80	1.75	7,650	1.66	2.18	144 [f]
Class R
October 31, 2015	$11.68	.09	.26	.35	(.09)	(.52)	(.61)	$11.42	3.07	$591	1.36	.82	510 [e]
October 31, 2014	11.47	.12	.28	.40	(.19)	—	(.19)	11.68	3.52	6,271	1.35	1.06	309 [e]
October 31, 2013	11.26	.16	.10	.26	(.05)	—	(.05)	11.47	2.30	4,058	1.36	1.44	189 [f]
October 31, 2012	10.83	.15	.58	.73	(.30)	—	(.30)	11.26	6.96	1,812	1.39	1.40	150 [f]
October 31, 2011	10.88	.26	(.05)	.21	(.21)	(.05)	(.26)	10.83	1.95	1,432	1.41	2.41	144 [f]
Class R6
October 31, 2015	$11.89	.16	.25	.41	(.15)	(.52)	(.67)	$11.63	3.59	$6,766.80		1.41	510 [e]
October 31, 2014	11.62	.19	.29	.48	(.21)	—	(.21)	11.89	4.23	4,288.79		1.63	309 [e]
October 31, 2013	11.38	.21 [g]	.12	.33	(.09)	—	(.09)	11.62	2.88	4,411.80		1.80 [g]	189 [f]
October 31, 2012†	11.16	.07	.15	.22	—	—	—	11.38	1.97*	10	.28*	.62*	150 [f]
Class Y
October 31, 2015	$11.86	.16	.24	.40	(.14)	(.52)	(.66)	$11.60	3.54	$469,028.86		1.34	510 [e]
October 31, 2014	11.60	.18	.29	.47	(.21)	—	(.21)	11.86	4.07	296,153.85		1.55	309 [e]
October 31, 2013	11.38	.23	.09	.32	(.10)	—	(.10)	11.60	2.83	217,880.86		1.98	189 [f]
October 31, 2012	10.94	.21	.58	.79	(.35)	—	(.35)	11.38	7.48	220,855.89		1.91	150 [f]
October 31, 2011	10.97	.32	(.05)	.27	(.25)	(.05)	(.30)	10.94	2.49	189,594.91		2.93	144 [f]

See notes to financial highlights at the end of this section.


72 Prospectus	Prospectus 73

Financial highlights (Continued)

     *  Not annualized.

     †  For the period July 3, 2012 (commencement of operations) to October 31, 2012.

      a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

      b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

      c  Includes amounts paid through expense offset and/or brokerage service arrangements, if any. Also excludes acquired fund fees and expenses, if any.

      d  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets:

	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Class A	0.02%	0.02%	0.02%	0.09%	0.12%
Class B	0.02	0.02	0.02	0.09	0.12
Class C	0.02	0.02	0.02	0.09	0.12
Class M	0.02	0.02	0.02	0.09	0.12
Class R	0.02	0.02	0.02	0.09	0.12
Class R6	—	—	—	—	—
Class Y	0.02	0.02	0.02	0.09	0.12

      e  Portfolio turnover includes TBA purchase and sale commitments.

      f  Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
October 31, 2013	415%
October 31, 2012	454
October 31, 2011	341

      g  The net investment income ratio and per share amount shown for the period ending April 30, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.


74          Prospectus

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Prospectus          75

Financial highlights (For a common share outstanding throughout the period)

Absolute Return 700 Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
October 31, 2015	$12.71	.20	.30	.50	(.19)	(.57)	(.76)	—	$12.45	4.04	$424,484	1.26	1.60	563 [e]
October 31, 2014	12.17	.20	.48	.68	(.14)	—	(.14)	—	12.71	5.65	328,250	1.24	1.63	313 [e]
October 31, 2013	11.78	.24	.16	.40	(.01)	—	(.01)	—	12.17	3.42	346,385	1.25	2.04	199 [f]
October 31, 2012	11.35	.21	.66	.87	(.44)	—	(.44)	—	11.78	7.97	331,370	1.33 [d]	1.82 [d]	164 [f]
October 31, 2011	11.45	.33	(.04)	.29	(.34)	(.05)	(.39)	—	11.35	2.55	364,714	1.37 [d]	2.86 [d]	174 [f]
Class B
October 31, 2015	$12.44	.10	.29	.39	(.10)	(.57)	(.67)	—	$12.16	3.18	$30,905	2.01	.85	563 [e]
October 31, 2014	11.91	.11	.47	.58	(.05)	—	(.05)	—	12.44	4.92	28,072	1.99	.88	313 [e]
October 31, 2013	11.60	.15	.16	.31	—	—	—	—	11.91	2.67	28,175	2.00	1.29	199 [f]
October 31, 2012	11.19	.12	.65	.77	(.36)	—	(.36)	—	11.60	7.13	26,015	2.08 [d]	1.06 [d]	164 [f]
October 31, 2011	11.31	.24	(.03)	.21	(.28)	(.05)	(.33)	—	11.19	1.84	22,984	2.12 [d]	2.14 [d]	174 [f]
Class C
October 31, 2015	$12.44	.10	.29	.39	(.10)	(.57)	(.67)	—	$12.16	3.24	$210,619	2.01	.85	563 [e]
October 31, 2014	11.91	.11	.47	.58	(.05)	—	(.05)	—	12.44	4.91	160,682	1.99	.88	313 [e]
October 31, 2013	11.60	.15	.16	.31	—	—	—	—	11.91	2.67	148,531	2.00	1.29	199 [f]
October 31, 2012	11.19	.12	.65	.77	(.36)	—	(.36)	—	11.60	7.16	138,619	2.08 [d]	1.06 [d]	164 [f]
October 31, 2011	11.31	.24	(.04)	.20	(.27)	(.05)	(.32)	—	11.19	1.79	132,156	2.12 [d]	2.12 [d]	174 [f]
Class M
October 31, 2015	$12.52	.14	.29	.43	(.13)	(.57)	(.70)	—	$12.25	3.55	$7,146	1.76	1.10	563 [e]
October 31, 2014	11.99	.14	.47	.61	(.08)	—	(.08)	—	12.52	5.12	5,286	1.74	1.12	313 [e]
October 31, 2013	11.65	.18	.16	.34	—	—	—	—	11.99	2.92	4,535	1.75	1.53	199 [f]
October 31, 2012	11.23	.15	.65	.80	(.38)	—	(.38)	—	11.65	7.40	4,105	1.83 [d]	1.31 [d]	164 [f]
October 31, 2011	11.32	.27	(.03)	.24	(.28)	(.05)	(.33)	—	11.23	2.12	3,830	1.87 [d]	2.34 [d]	174 [f]
Class R
October 31, 2015	$12.57	.17	.30	.47	(.16)	(.57)	(.73)	—	$12.31	3.84	$1,564	1.51	1.34	563 [e]
October 31, 2014	12.04	.17	.48	.65	(.12)	—	(.12)	—	12.57	5.40	1,848	1.49	1.39	313 [e]
October 31, 2013	11.68	.21	.15	.36	— [g]	—	— [f]	—	12.04	3.11	2,005	1.50	1.77	199 [f]
October 31, 2012	11.25	.17	.67	.84	(.41)	—	(.41)	—	11.68	7.77	1,235	1.58 [d]	1.52 [d]	164 [f]
October 31, 2011	11.37	.30	(.05)	.25	(.32)	(.05)	(.37)	—	11.25	2.26	643	1.62 [d]	2.60 [d]	174 [f]
Class R6
October 31, 2015	$12.77	.24	.30	.54	(.23)	(.57)	(.80)	—	$12.51	4.39	$8,237.93		1.93	563 [e]
October 31, 2014	12.23	.24	.48	.72	(.18)	—	(.18)	—	12.77	5.97	6,678.91		1.96	313 [e]
October 31, 2013	11.81	.25	.20	.45	(.03)	—	(.03)	—	12.23	3.79	6,500.92		2.09	199 [f]
October 31, 2012†	11.56	.07	.18	.25	—	—	—	—	11.81	2.16*	10	.31*[d]	.58*[d]	164 [f]
Class Y
October 31, 2015	$12.74	.23	.29	.52	(.22)	(.57)	(.79)	—	$12.47	4.25	$755,830	1.01	1.85	563 [e]
October 31, 2014	12.20	.23	.49	.72	(.18)	—	(.18)	—	12.74	5.93	565,281.99		1.88	313 [e]
October 31, 2013	11.81	.27	.16	.43	(.04)	—	(.04)	—	12.20	3.67	464,035	1.00	2.27	199 [f]
October 31, 2012	11.37	.23	.67	.90	(.46)	—	(.46)	—	11.81	8.31	283,356	1.08 [d]	2.04 [d]	164 [f]
October 31, 2011	11.47	.36	(.05)	.31	(.36)	(.05)	(.41)	—	11.37	2.75	195,030	1.12 [d]	3.13 [d]	174 [f]

See notes to financial highlights at the end of this section.


76 Prospectus	Prospectus 77

Financial highlights (Continued)

     *  Not annualized.

     †  For the period July 3, 2012 (commencement of operations) to October 31, 2012.

      a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

      b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

      c  Includes amounts paid through expense offset and/or brokerage service arrangements, if any. Also excludes acquired fund fees and expenses, if any.

      d  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets:

	10/31/12	10/31/11
Class A	0.05%	0.08%
Class B	0.05	0.08
Class C	0.05	0.08
Class M	0.05	0.08
Class R	0.05	0.08
Class R6	—	N/A
Class Y	0.05	0.08

      e  Portfolio turnover includes TBA purchase and sale commitments.

      f  Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
October 31, 2013	463%
October 31, 2012	487
October 31, 2011	407

      g  Amount represents less than $0.01 per share.


78          Prospectus

Make the most of your Putnam privileges

The following services are available to you as a Putnam mutual fund shareholder.

Systematic investment plan

Invest as much as you wish. The amount you choose will be automatically transferred weekly, semi-monthly or monthly from your checking or savings account.

Systematic withdrawal

Make regular withdrawals monthly, quarterly, semiannually, or annually from your Putnam mutual fund account.

Systematic exchange

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis.

Exchange privilege

Exchange money between Putnam funds. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

Many of these services can be accessed online at putnam.com.

For more information about any of these services and privileges, call your financial representative or a Putnam customer service representative toll-free at 1-800-225-1581.

Prospectus          79

For more information about
Putnam Absolute Return 100 Fund, Putnam
Absolute Return 300 Fund, Putnam Absolute
Return 500 Fund and Putnam Absolute Return
700 Fund

The funds’ SAI and annual and semiannual reports to shareholders include additional information about the funds. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. Each fund’s annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial representative, by visiting Putnam’s website at putnam.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about each fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520. You may need to refer to the fund’s file number.

Putnam Investments
One Post Office Square
Boston, MA 02109
1-800-225-1581


Address correspondence to:


Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

putnam.com


File No. 811-07513                                                                                                                                                                                                                                                       SP104 299316 2/16



FUND	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS R6	CLASS Y
SYMBOLS

Putnam Absolute	PARTX	PARPX	PARQX	PARZX	PRARX	PRREX	PARYX
Return 100 Fund

Putnam Absolute	PTRNX	PTRBX	PTRGX	PZARX	PTRKX	PTREX	PYTRX
Return 300 Fund

Putnam Absolute	PJMDX	PJMBX	PJMCX	PJMMX	PJMRX	PJMEX	PJMYX
Return 500 Fund

Putnam Absolute	PDMAX	PDMBX	PDMCX	PDMMX	PDMRX	PDMEX	PDMYX
Return 700 Fund

PUTNAM ABSOLUTE RETURN 100 FUND

PUTNAM ABSOLUTE RETURN 300 FUND

PUTNAM ABSOLUTE RETURN 500 FUND

PUTNAM ABSOLUTE RETURN 700 FUND

Each a Series of Putnam Funds Trust

FORM N-1A

PART B

STATEMENT OF ADDITIONAL INFORMATION (SAI)
2/28/16

This SAI is not a prospectus. If a fund has more than one form of current prospectus, each reference to the prospectus in this SAI includes all of the fund’s prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. For a free copy of the funds' annual reports or a prospectus dated 2/28/16, as revised from time to time, call Putnam Investor Services at 1-800-225-1581, visit Putnam's website at putnam.com or write Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383.


Part I of this SAI contains specific information about the funds. Part II includes information about these funds and the other Putnam funds.

I-1

SAI_628 - 2016/02
SAI_629 - 2016/02
SAI_630 - 2016/02
SAI_631 - 2016/02


Table of Contents

PART I

FUND ORGANIZATION AND CLASSIFICATION	I-3
INVESTMENT RESTRICTIONS	I-4
CHARGES AND EXPENSES	I-6
PORTFOLIO MANAGERS	I-37
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS	I-42

PART II

HOW TO BUY SHARES	II-1
DISTRIBUTION PLANS	II-10
MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS	II-17
TAXES	II-55
MANAGEMENT	II-70
DETERMINATION OF NET ASSET VALUE	II-89
INVESTOR SERVICES	II-91
SIGNATURE GUARANTEES	II-95
REDEMPTIONS	II-96
POLICY ON EXCESSIVE SHORT-TERM TRADING	II-96
SHAREHOLDER LIABILITY	II-96
DISCLOSURE OF PORTFOLIO INFORMATION	II-96
PROXY VOTING GUIDELINES AND PROCEDURES	II-98
SECURITIES RATINGS	II-99
APPENDIX A - PROXY VOTING GUIDELINES OF THE PUTNAM FUNDS	II-105
APPENDIX B - FINANCIAL STATEMENTS	II-129

I-2

SAI

PART I

FUND ORGANIZATION AND CLASSIFICATION


Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund are each a diversified series of Putnam Funds Trust, a Massachusetts business trust organized on January 22, 1996 (“the Trust”). A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.


The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Each fund offers classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally.

Shares of all series and classes will vote together as a single class on all matters except (i) when required by the Investment Company Act of 1940 or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares are voted by individual series or class; and (ii) when the Trustees determine that such a matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if a fund were liquidated, would receive the net assets of that fund. Each fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although each fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

I-3

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities of a fund created under the Trust, each fund may not and will not:

(1) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(2) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(3) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(4) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(5) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(6) Purchase or sell commodities, except as permitted by applicable law.

(7) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

I-4

(8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.

(9) Issue any class of securities which is senior to the fund’s shares of beneficial interest, except for permitted borrowings.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

For purposes of each fund’s fundamental policy on industry concentration (#8 above), Putnam Investment Management, LLC (Putnam Management), the funds' investment manager, determines the appropriate industry categories and assigns issuers to them, informed by a variety of considerations, including relevant third party categorization systems. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

(1) The funds will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of a fund (or the person designated by the Trustees of a fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c).

(2) The funds will not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the Investment Company Act of 1940, as amended.

I-5


All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. If, as a result of a change in values or net assets or other circumstances, greater than 15% of each fund’s net assets are invested in securities described in (a), (b) and (c) in non-fundamental policy (1) above, the fund will take such steps as are deemed advisable to protect the fund’s liquidity.


The Trust has filed an election under Rule 18f-1 under the Investment Company Act of 1940 committing each fund that is a series of the Trust to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of such fund's net assets measured as of the beginning of such 90-day period.

CHARGES AND EXPENSES

Shareholders of your fund approved a new management contract with Putnam Management effective February 27, 2014 (the "Management Contract"). The substantive terms of the Management Contract, including terms relating to fees, are identical to the terms of your fund’s prior management contract dated March 1, 2013, in the case of Absolute Return 100 and 300 Funds or February 1, 2010, in the case of Absolute Return 500 and 700 Funds. Shareholders were asked to approve the Management Contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management.


Between October 8, 2013 and the date of the Management Contract, Putnam Management managed each fund's investment portfolio and other affairs and business under an interim management contract, which was substantively identical to the fund's prior management contract dated March 1, 2013, in the case of Absolute Return 100 and 300 Funds or February 1, 2010, in the case of Absolute Return 500 and 700 Funds. Putnam Management has entered into sub-management and sub-advisory contracts for your fund effective as of the time the Management Contract became effective. Please see “Management—The Sub-Manager” in Part II of this SAI for information about the sub-management contract and "Management—The Sub-Adviser" in Part II of this SAI for information about the sub-advisory contract.


I-6

Management fees

Under the Management Contract, each of Absolute Return 100 Fund and Absolute Return 300 Fund pays a monthly base fee to Putnam Management. The base fee is equal to 0.40% and 0.60%, respectively, of the monthly average of the fund's net asset value ("Average Net Assets"), determined at the close of each business day during the month. In return for this fee, Putnam Management provides Absolute Return 100 Fund and Absolute Return 300 Fund investment management and investor servicing and bears each fund's organizational and operating expenses, excluding performance fee adjustments, distribution and service (12b-1) fees, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses.


Under the Management Contract, each of Absolute Return 500 Fund and Absolute Return 700 Fund pays a monthly base fee to Putnam Management. The base fee is calculated by applying a rate to each fund's average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding fund assets that are invested in other Putnam funds (“Total Open-End Mutual Fund Average Net Assets”), as determined at the close of each business day during the month, as set forth below.

In addition, for all of the Absolute Return Funds, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The performance adjustment rate is equal to 0.04 multiplied by the difference during the performance period between the fund’s annualized performance (measured by the performance of the fund’s class A shares) and the sum of the hurdle described below and the annualized performance of the benchmark indices described below. The maximum annualized performance adjustment rates are also set forth below.

The monthly base fee is determined based on each fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

I-7

The application of an expense limitation, if any, will have a positive effect on a fund’s performance and may result in an increase in the performance adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Putnam Management may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Putnam Management.

Base Fee


Putnam Absolute Return 100 Fund

0.400% of Average Net Assets

Benchmark	Hurdle	Maximum
		performance
		adjustment rate

BofA Merrill Lynch U.S. Treasury Bill	1.00%	0.04%
Index (G0BA)
	(100 basis points)


Putnam Absolute Return 300 Fund

0.600% of Average Net Assets

Benchmark	Hurdle	Maximum
		performance
		adjustment rate

BofA Merrill Lynch U.S. Treasury Bill	3.00%	0.12%
Index (G0BA)
	(300 basis points)


Putnam Absolute Return 500 Fund

0.880% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.830% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.780% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.730% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.680% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

I-8

0.660% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.650% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
and 0.645% of any excess thereafter.

Benchmark	Hurdle	Maximum
		performance
		adjustment rate

BofA Merrill Lynch U.S. Treasury Bill	5.00%	0.20%
Index (G0BA)
	(500 basis points)


Putnam Absolute Return 700 Fund

1.030% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.980% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.930% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.880% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.830% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.810% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.800% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
and 0.795% of any excess thereafter.

Benchmark	Hurdle	Maximum
		performance
		adjustment rate

BofA Merrill Lynch U.S. Treasury Bill	7.00%	0.28%
Index (G0BA)
	(700 basis points)


For Absolute Return 100 Fund and Absolute Return 300 Fund, under a prior management contract of the funds dated February 1, 2010, each fund paid a monthly base fee to Putnam Management calculated by applying a rate to each fund's average net assets for the month. The rate was based on the Total Open-End Mutual Fund Average Net Assets, as determined at the close of each business day during the month, as set forth below. In addition, each fund was subject to (and remains subject to) the performance adjustments described above, which were not amended by the Management Contract or any intervening prior management contract.

I-9

Putnam Absolute Return 100 Fund

0.630% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.580% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.530% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.480% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.430% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.410% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.400% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
0.395% of any excess thereafter.

Putnam Absolute Return 300 Fund

0.730% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.680% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.630% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.580% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.530% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.510% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.500% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
0.495% of any excess thereafter.

For the past three fiscal years, pursuant to the applicable management contract, each fund incurred the following fees:

I-10

				Amount
				management
			Amount of	fee would have
	Fiscal	Management	management	been without
Fund name	year	fee paid	fee waived	waivers
Absolute Return 100
Fund	2015	$1,035,691	$0	$1,035,691
	2014	$1,029,882	$0	$1,029,882
	2013	$827,602	$266,884	$1,094,486
Absolute Return 300
Fund	2015	$5,959,895	$0	$5,959,895
	2014	$5,798,330	$0	$5,798,330
	2013	$4,114,320	$535,221	$4,649,541
Absolute Return 500
Fund	2015	$6,353,466	$191,104	$6,544,570
	2014	$5,522,657	$169,308	$5,691,965
	2013	$5,582,221	$172,340	$5,754,561
Absolute Return 700
Fund	2015	$10,162,548	$0	$10,162,548
	2014	$8,288,699	$0	$8,288,699
	2013	$7,148,552	$0	$7,148,552

The amount of management fee waived for the most recent fiscal year resulted from arrangements set forth in "General expense limitation" under "Management - The Management Contract" in Part II of this SAI and in "Fund-specific expense limitation" below.

I-11

Fund-specific expense limitation.


Effective November 1, 2015, Putnam Management has contractually agreed to waive fees and/or reimburse expenses of Absolute Return 500 Fund and Absolute Return 700 Fund through at least February 28, 2017 to the extent that the total annual operating expenses of each fund (before any applicable performance-based upward or downward adjustment to the fund’s base management fee and excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investor servicing fees, investment-related expenses, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.77% and 0.97%, respectively, of each fund’s average net assets. This obligation may be modified or discontinued only with the approval of the Board of Trustees. Please see “Management – The Management Contract – General expense limitation” in Part II of this SAI for a description of another expense limitation that may apply to a fund.

For periods prior to November 1, 2015, Putnam Management contractually agreed to waive fees and/or reimburse expenses of Absolute Return 500 Fund and Absolute Return 700 Fund to the extent that the total annual operating expenses of each fund (before any applicable performance –based upward or downward adjustment to the fund’s base management fee and excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.90% and 1.10%, respectively, of each fund’s average net assets.


Brokerage commissions

The following table shows brokerage commissions paid during the fiscal years indicated:

I-12

	Fiscal	Brokerage
Fund name	year	commissions
Absolute Return 100 Fund	2015	$2,081
	2014	985
	2013	1,766
Absolute Return 300 Fund	2015	$32,193
	2014	15,622
	2013	29,468
Absolute Return 500 Fund	2015	$660,510
	2014	235,876
	2013	158,514
Absolute Return 700 Fund	2015	$1,174,785
	2014	367,172
	2013	222,897


The brokerage commissions for Absolute Return 500 Fund’s and Absolute Return 700 Fund’s 2015 fiscal year were higher than the brokerage commissions for the funds’ 2014 and 2013 fiscal years due to an increase in each fund’s portfolio turnover rates in 2015.

The portfolio turnover rate for Absolute Return 300 Fund’s 2015 fiscal year was higher than the portfolio turnover rates for the fund’s 2014 and 2013 fiscal years due in part to strategic repositioning by the portfolio management team.

I-13

The portfolio turnover rates for Absolute Return 500 Fund’s and Absolute Return 700 Fund’s 2015 fiscal years were higher than the portfolio turnover rates for the funds’ 2014 and 2013 fiscal years due in part to an increase in each fund’s net assets.


The following table shows transactions placed with brokers and dealers during the most recent fiscal year to recognize research services received by Putnam Management and its affiliates:

	Dollar value of	Percentage
	these	of total	Amount of
Fund name	transactions	transactions	commissions
Absolute Return
500 Fund	$1,092,752,627	14.93%	$525,349

	Dollar value of	Percentage
	these	of total	Amount of
Fund name	transactions	transactions	commissions

Absolute Return
700 Fund	$1,952,083,015	15.28%	$935,765

At the end of fiscal 2015, each fund held the following securities of its regular broker-dealers (or affiliates of such broker-dealers):

I-14

Fund Name	Broker-dealer or affiliate	Value of securities held

Absolute Return 100	JPMorgan Chase & Co.	$431,623
Fund	Citigroup, Inc.	$971,122
	Morgan Stanley	$1,257,996
	Bank of America Corp.	$1,164,348
	Goldman Sachs Group, Inc.	$232,568
	(The)
	Deutsche Bank AG	$315,476
	Wells Fargo & Co.	$429,118

Absolute Return 300	Goldman Sachs Group, Inc.	$1,230,884
Fund	(The)
	Morgan Stanley	$2,487,781
	Bank of America Corp.	$3,371,913
	Wells Fargo & Co.	$1,688,066
	JPMorgan Chase & Co.	$1,693,211
	BNP Paribas SA	$2,602,061
	Citigroup, Inc.	$4,609,706
	Deutsche Bank AG	$2,587,094

Absolute Return 500	Wells Fargo & Co.	$6,263,998
Fund

Absolute Return 700	Wells Fargo & Co.	$10,870,229
Fund

Administrative expense reimbursement


The funds reimbursed Putnam Management for administrative services during fiscal 2015, including compensation of certain Trust officers and contributions to the Putnam Retirement Plan for their benefit, as follows:


Fund name	Total	Portion of total reimbursement for
	reimbursement	compensation and contributions

Absolute Return	$0	$0
100 Fund
Absolute Return	$0	$0
300 Fund

I-15


Absolute Return	$24,916	$17,026
500 Fund
Absolute Return	$32,582	$22,264
700 Fund

Absolute Return 100 Fund and Absolute Return 300 Fund compensate Putnam Management for administrative services through their management fee, as described above.


Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for each fund and makes investment decisions on their behalf. Subject to the control of the Trustees, Putnam Management also manages each fund's other affairs and business.


The table below shows the value of each Trustee's holdings in each fund and in all of the Putnam Funds as of December 31, 2015.


	Dollar range	Dollar range	Dollar range	Dollar range	Aggregate
	of Putnam	of Putnam	of Putnam	of Putnam	dollar range
Name of	Absolute	Absolute	Absolute	Absolute	of shares held
Trustee	Return 100	Return 300	Return 500	Return 700	in all of the
	Fund shares	Fund shares	Fund shares	Fund shares	Putnam funds
	owned	owned	owned	owned	overseen by
Trustee

Liaquat
Ahamed	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000

Ravi Akhoury	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000

Barbara M.	$1-$10,000	$50,001-	$10,001-	$1-$10,000	over $100,000
Baumann		$100,000	$50,000

Jameson A.	$10,001-			$10,001-
Baxter	$50,000	over $100,000	over $100,000	$50,000	over $100,000


Robert J.
Darretta	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000

I-16

Katinka				$50,001-
Domotorffy	$1-$10,000	$1-$10,000	$1-$10,000	$100,000	over $100,000

John A. Hill	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

Paul L.				$50,001-
Joskow	$1-$10,000	$1-$10,000	over $100,000	$100,000	over $100,000

Kenneth R.
Leibler	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000

Robert E.	$10,001-	$10,001-	$10,001-	$10,001-	over $100,000
Patterson	$50,000	$50,000	$50,000	$50,000

George	$10,001-	$10,001-	$10,001-	$10,001-	over $100,000
Putnam, III	$50,000	$50,000	$50,000	$50,000

W. Thomas
Stephens	over $100,000	over $100,000	over $100,000	$1-$10,000	over $100,000

* Robert L.
Reynolds	$1-$10,000	over $100,000	over $100,000	over $100,000	over $100,000

* Trustee who is an "interested person" (as defined in the Investment Company Act of 1940) of the funds and Putnam Management. Mr. Reynolds is deemed an "interested person" by virtue of his positions as an officer of the funds and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds. None of the other Trustees is an "interested person".

Each Independent Trustee of the funds receives an annual retainer fee and an additional fee for each Trustee meeting attended. Independent Trustees also are reimbursed for expenses they incur relating to their services as Trustees. All of the current Independent Trustees of the funds are Trustees of all the Putnam funds and receive fees for their services.


The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the funds, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per regular Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met during your fund’s most recently completed fiscal year, are shown in the table below:

I-17

Audit, Compliance and Distributions Committee*	12
Board Policy and Nominating Committee	3
Brokerage Committee	2
Contract Committee	9
Executive Committee	1
Investment Oversight Committees
Investment Oversight Committee A	6
Investment Oversight Committee B	6
Pricing Committee	6

*Effective August 10, 2015, the Audit and Compliance Committee assumed the duties of the Distributions Committee and was redesignated as the Audit, Compliance and Distributions Committee. The number of meetings of the Audit, Compliance and Distributions Committee reported in the table above excludes the meetings of the Distributions Committee that were held during the funds’ fiscal year. The Distributions Committee met 5 times during the funds’ most recently completed fiscal year.

The following tables show the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by each fund for fiscal 2015, and the fees paid to each Trustee by all of the Putnam funds for services rendered during calendar year 2015:


I-18

COMPENSATION TABLES

Putnam Absolute Return 100 Fund

		Pension or	Estimated
Trustees/Year	Aggregate	retirement	annual	Total
	compensation	benefits	benefits from	compensation
	from the fund	accrued as	all Putnam	from all
		part of fund	funds upon	Putnam
		expenses	retirement(1)	funds(2)

Liaquat Ahamed/2012(3)	$827	N/A	N/A	$300,000

Ravi Akhoury/2009	$758	N/A	N/A	$275,000

Barbara M.
Baumann/2010(3)	$827	N/A	N/A	$300,000

Jameson A.
Baxter/1994(3)(4)	$1,289	$23	$110,533	$458,594

Charles B. Curtis/2001(5)	$514	$0	$113,917	$162,500

Robert J.
Darretta/2007(3)	$816	N/A	N/A	$312,500

Katinka
Domotorffy/2012(3)	$827	N/A	N/A	$300,000

John A. Hill/1985(3)	$810	$64	$161,667	$281,250

Paul L. Joskow/1997(3)	$827	$16	$113,417	$300,000

Kenneth R. Leibler/2006	$878	N/A	N/A	$318,750

Robert E. Patterson/1984	$878	$47	$106,542	$306,250

George Putnam, III/1984	$851	$60	$130,333	$312,500

W. Thomas
Stephens/1997(6)	$827	$8	$107,125	$300,000

Robert L.
Reynolds/2008(7)	N/A	N/A	N/A	N/A

I-19

Putnam Absolute Return 300 Fund

		Pension or	Estimated	Total
Trustees/Year	Aggregate	retirement	annual	compensation
	compensation	benefits	benefits from	from all
	from the fund	accrued as	all Putnam	Putnam
		part of fund	funds upon	funds(2)
		expenses	retirement(1)

Liaquat Ahamed/2012(3)	$3,348	N/A	N/A	$300,000

Ravi Akhoury/2009	$3,073	N/A	N/A	$275,000

Barbara M.
Baumann/2010(3)	$3,348	N/A	N/A	$300,000

Jameson A.
Baxter/1994(3)(4)	$5,225	$131	$110,533	$458,594

Charles B. Curtis/2001(5)	$2,108	$20	$113,917	$162,500

Robert J.
Darretta/2007(3)	$3,300	N/A	N/A	$312,500

Katinka Domotorffy
/2012(3)	$3,348	N/A	N/A	$300,000

John A. Hill/1985(3)	$3,281	$321	$161,667	$281,250

Paul L. Joskow/1997(3)	$3,348	$88	$113,417	$300,000

Kenneth R. Leibler/2006	$3,558	N/A	N/A	$318,750

Robert E. Patterson/1984	$3,558	$226	$106,542	$306,250

George Putnam, III/1984	$3,442	$280	$130,333	$312,500

W. Thomas
Stephens/1997(6)	$3,348	$59	$107,125	$300,000

Robert L.
Reynolds/2008(7)	N/A	N/A	N/A	N/A

I-20

Putnam Absolute Return 500 Fund


		Pension or	Estimated	Total
Trustees/Year	Aggregate	retirement	annual	compensation
	compensation	benefits	benefits from	from all
	from the fund	accrued as	all Putnam	Putnam
		part of fund	funds upon	funds(2)
		expenses	retirement(1)

Liaquat Ahamed/2012(3)	$3,175	N/A	N/A	$300,000

Ravi Akhoury/2009	$2,882	N/A	N/A	$275,000

Barbara M.
Baumann/2010(3)	$3,175	N/A	N/A	$300,000

Jameson A.
Baxter/1994(3)(4)	$4,932	$325	$110,533	$458,594

Charles B. Curtis/2001(5)	$1,842	$139	$113,917	$162,500

Robert J.
Darretta/2007(3)	$3,170	N/A	N/A	$312,500

Katinka
Domotorffy/2012(3)	$3,175	N/A	N/A	$300,000

John A. Hill/1985(3)	$3,109	$654	$161,667	$281,250

Paul L. Joskow/1997(3)	$3,175	$222	$113,417	$300,000

Kenneth R. Leibler/2006	$3,362	N/A	N/A	$318,750

Robert E. Patterson/1984	$3,362	$423	$106,542	$306,250

George Putnam, III/1984	$3,283	$478	$130,333	$312,500

W. Thomas
Stephens/1997(6)	$3,175	$198	$107,125	$300,000

Robert L.
Reynolds/2008(7)	N/A	N/A	N/A	N/A

I-21

Putnam Absolute Return 700 Fund

		Pension or	Estimated	Total
Trustees/Year	Aggregate	retirement	annual	compensation
	compensation	benefits	benefits from	from all
	from the fund	accrued as	all Putnam	Putnam
		part of fund	funds upon	funds(2)
		expenses	retirement(1)

Liaquat Ahamed/2012(3)	$4,127	N/A	N/A	$300,000

Ravi Akhoury/2009	$3,750	N/A	N/A	$275,000

Barbara M.
Baumann/2010(3)	$4,127	N/A	N/A	$300,000

Jameson A.
Baxter/1994(3)(4)	$6,426	$477	$110,533	$458,594

Charles B. Curtis/2001(5)	$2,414	$214	$113,917	$162,500

Robert J.
Darretta/2007(3)	$4,116	N/A	N/A	$312,500

Katinka Domotorffy
/2012(3)	$4,127	N/A	N/A	$300,000

John A. Hill/1985(3)	$4,040	$945	$161,667	$281,250

Paul L. Joskow/1997(3)	$4,127	$326	$113,417	$300,000

Kenneth R. Leibler/2006	$4,373	N/A	N/A	$318,750

Robert E. Patterson/1984	$4,373	$607	$106,542	$306,250

George Putnam, III/1984	$4,263	$679	$130,333	$312,500

W. Thomas
Stephens/1997(6)	$4,127	$296	$107,125	$300,000

Robert L.
Reynolds/2008(7)	N/A	N/A	N/A	N/A

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.


(2) As of December 31, 2015, there were 117 funds in the Putnam family.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of October 31, 2015, the total amounts of deferred compensation payable by each fund, including income earned on such amounts, to these Trustees were:


I-22

	Mr.	Ms.	Ms.	Mr.	Ms.	Mr. Hill	Dr.
	Ahamed	Baumann	Baxter	Darretta	Domotorffy		Joskow

Absolute Return	$610	$705	$3,572	$2,321	$323	$7,586	$2,612
100 Fund

Absolute Return	$2,218	$2,564	$12,989	$8,440	$1,174	$27,581	$9,498
300 Fund

Absolute Return	$1,675	$1,937	$9,811	$6,375	$887	$20,833	$7,174
500 Fund

Absolute Return	$1,760	$2,035	$10,309	$6,699	$932	$21,890	$7,539
700 Fund


(4) Includes additional compensation to Ms. Baxter for service as Chair of the Trustees of the Putnam funds.


(5) Mr. Curtis retired from the Board of Trustees of the Putnam funds on June 30, 2015.

(6) Mr. Stephens retired from the Board of Trustees of the Putnam funds on March 31, 2008. Upon his retirement in 2008, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. Mr. Stephens was re-appointed to the Board of Trustees of the Putnam funds effective May 14, 2009, and in connection with his reappointment, Mr. Stephens has agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee.

(7) Mr. Reynolds is an “interested person” of the fund and Putnam Management.


Under a Retirement Plan for Trustees of the Putnam funds (the Plan), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years, or (ii) such Trustee's total years of service.

I-23

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the Board after 2003.

For additional information concerning the Trustees, see "Management" in Part II of this SAI.


Share ownership


Putnam Absolute Return 100 Fund


At January 31, 2016, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.


Class	Shareholder name	Percentage
	and address	owned

Class A	UBS WM USA
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	14.49%

Class A	First Clearing
	2801 Market St.
	St. Louis, MO 63103-2523	13.20%

Class A	MLPF&S
	4800 Deer Lake Dr., E., Fl. 3
	Jacksonville, FL 32246-6484	10.72%

Class A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	9.12%

Class A	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	7.97%

I-24

Class	Shareholder name	Percentage
	and address	owned

Class A	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	6.65%

Class B	MLPF&S
	4800 Deer Lake Dr., E., Fl. 3
	Jacksonville, FL 32246-6484	19.55%

Class B	First Clearing
	2801 Market St.
	St. Louis, MO 63103-2523	15.24%

Class B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	15.24%

Class B	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	9.47%

Class C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	22.26%

Class C	MLPF&S
	4800 Deer Lake Dr., E., Fl. 3
	Jacksonville, FL 32246-6484	16.42%

Class C	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	12.85%

Class C	First Clearing
	2801 Market St.
	St. Louis, MO 63103-2523	11.56%

Class C	UBS WM USA
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	5.28%

Class M	Marie C. Franklin
	683 RT 579
	Pittstown, NJ 08867	38.38%

Class M	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	14.71%

Class M	Cetera Investment Services
	FBO – Karl A. Copenhafer
	400 First Street So. Suite 300
	PO Box 283
	St. Cloud, MN 56302-0283	6.73%

Class M	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	6.22%

I-25

Class	Shareholder name	Percentage
	and address	owned

Class R	TD Ameritrade Trust Company
	PO Box 17748
	Denver, CO 80217-0748	24.30%

Class R	Acensus Trust Company Co
	Joyce & McFarland LLP Retirement Trust
	PO Box 10758
	Fargo, ND 58106-0758	20.90%

Class R	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	13.03%

Class R	Putnam Investments, LLC
	1 Post Office Square
	Boston, MA 02109-2106	12.95%

Class R	MLPF&S
	4800 Deer Lake Dr., E., Fl. 3
	Jacksonville, FL 32246-6484	10.30%

Class R	PAI Trust Company Inc.
	USTA Northern 401K Pension Plan
	1300 Enterprise Dr.
	De Pere, WI 54115-4934	9.07%

Class R	MG TRCO Customer FBO
	SIRQ Inc 401K Plan
	717 17th St. Suite 1300
	Denver, CO 80202-3304	8.30%

Class R6	Great-West Trust Company, LLC – The Putnam
	Retirement Plan
	8515 E. Orchard Rd, #2T2
	Greenwood Village, CO 80111-5002	85.22%

Class R6	State Street Bank FBO
	1 Lincoln St.
	Boston, MA 02111-2901	13.01%

Class Y	Charles Schwab & Co., Inc.
	101 Montgomery St.
	San Francisco, CA 94104-4151	15.22%

Class Y	UBS WM USA
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	13.37%

Class Y	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	9.89%

Class Y	First Clearing
	2801 Market St.
	St. Louis, MO 63103-2523	7.75%

Class Y	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 7399-0001	7.61%

I-26

Class	Shareholder name	Percentage
	and address	owned

Class Y	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	7.55%

Class Y	MLPF&S
	4800 Deer Lake Dr., E., Fl. 3
	Jacksonville, FL 32246-6484	6.88%

Class Y*	Putnam Retirement Ready 2020 Fund—Class A
	shares
	7 Shattuck Road
	Andover, MA 01810-2450	5.38%

Class Y*	Putnam Retirement Income Fund Lifestyle 1--Class A
	shares
	7 Shattuck Road
	Andover, MA 01810-2450	5.07%

*The address for the name listed is: c/o Putnam Investments, One Post Office Square, Boston, MA 02109.


Putnam Absolute Return 300 Fund


At January 31, 2016, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund except class Y, of which they owned 4.41%, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.


I-27

Class	Shareholder name	Percentage
	and address	owned

Class A	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310	14.69%

Class A	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	13.00%

Class A	MLPF&S
	4800 Deer Lake Dr., E., Fl. 3
	Jacksonville, FL 32246-6484	8.44%

Class A	First Clearing
	2801 Market St.
	St. Louis, MO 63103-2523	6.37%

Class B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	15.82%

Class B	First Clearing
	2801 Market St.
	St. Louis, MO 63103-2523	10.51%

Class B	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310	10.49%

Class B	MLPF&S
	4800 Deer Lake Dr., E. Fl. 3
	Jacksonville, FL 32246-6484	8.96%

Class C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	14.72%

Class C	MLPF&S
	4800 Deer Lake Dr., E. Fl. 3
	Jacksonville, FL 32246-6484	14.54%

Class C	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	12.98%

Class C	First Clearing
	2801 Market St.
	St. Louis, MO 63103-2523	11.83%

Class C	LPL Financial
	9785 Towne Centre Dr.
	San Diego, CA 92121	7.98%

Class M	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	27.01%

I-28

Class	Shareholder name	Percentage
	and address	owned

Class M	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	13.69%

Class R	TD Ameritrade TRCO
	PO Box 17748
	Denver, CO 80217-0748	36.65%

Class R	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	27.08%

Class R	Matrix Trust Company
	717 17th St. Suite 1300
	Denver, CO 80202-3304	8.86%

Class R	Mid Atlantic Trust Company
	1251 Waterfront Pl. Suite 525
	Pittsburgh, PA 15222-4228	6.47%

Class R	MG Trust Company
	Millwood Management 401k Plan
	717 7th St. Suite 1300
	Denver, CO 80202-3304	5.15%

Class R6	Great-West Trust Company, LLC – The Putnam
	Retirement Plan
	8515 E. Orchard Rd, #2T2
	Greenwood Village, CO 80111-5002	99.22%

Class Y	Merrill Lynch
	4800 Deer Lake Dr., E., Fl. 3
	Jacksonville, FL 32246-6484	22.70%

Class Y	UBS WM USA
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	18.55%

Class Y	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	10.21%

Class Y	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	7.96%

Class Y	First Clearing
	2801 Market St.
	St. Louis, MO 63103-2523	6.61%


Putnam Absolute Return 500 Fund


At January 31, 2016, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund except class Y, of which they owned 6.91%, and, except as noted below, no person owned of

I-29

record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.


Class	Shareholder name	Percentage
	and address	owned

Class A	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	18.63%

Class A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	12.17%

Class A	First Clearing
	2801 Market St.
	St. Louis, MO 63103-2523	7.74%

Class A	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	5.39%

Class B	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	20.41%

Class B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	15.68%

Class B	First Clearing
	2801 Market St.
	St. Louis, MO 63103-2523	11.46%

Class B	Charles Schwab & Co Inc.
	101 Montgomery St.
	San Francisco, CA 94104-4151	5.38%

Class C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	15.34%

Class C	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	10.92%

Class C	First Clearing
	2801 Market St.
	St. Louis, MO 63103-2523	10.20%

Class C	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	9.52%

Class C	Raymond James
	880 Carillon Pkwy
	St. Petersburg, FL 33716-1100	9.02%

I-30

Class	Shareholder name	Percentage
	and address	owned

Class C	MLPF&S
	4800 Deer Lake Dr. E., Fl. 3
	Jacksonville, FL 32246-6484	6.38%

Class M	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	25.61%

Class M	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	13.52%

Class M	First Clearing
	2801 Market St.
	St. Louis, MO 63103-2523	11.83%

Class R	TD Ameritrade Trust Company CO#00T8W
	PO Box 17748
	Denver, CO 80217-0748	26.59%

Class R	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	22.63%

Class R	TD Ameritrade Trust Company CO#006AR
	PO Box 17748
	Denver, CO 80217-0748	11.66%

Class R	Counsel Trust DBA MATC FBO
	Scarlett Group 401K Plan
	1251 Waterfront Pl. Suite 525
	Pittsburgh, PA 1522-4228	10.28%

Class R	TD Ameritrade Trust Company CO#0093B
	PO Box 17748
	Denver, CO 80217-0748	9.34%

Class R	Acensus Trust Company Co
	Sardella Safe Harbor 401K Plan 68706
	PO Box 10758
	Fargo, ND 58106-0758	5.65%

Class R6	Great-West Trust Company, LLC – The Putnam
	Retirement Plan
	8515 E. Orchard Rd, #2T2
	Greenwood Village, CO 80111	68.78%

Class R6	Mid Atlantic Trust Company
	1251 Waterfront Pl. Suite 525
	Pittsburgh, PA 15222-4228	23.06%

Class R6	TD Ameritrade TRCO
	PO Box 17748
	Denver, CO 80217-0748	6.98%

Class Y	Merrill Lynch
	4800 Deer Lake Dr., E., Fl. 3
	Jacksonville, FL 32246-6484	11.99%

Class Y	Charles Schwab & Co Inc.
	101 Montgomery St.
	San Francisco, CA 94104-4151	10.27%

I-31

Class	Shareholder name	Percentage
	and address	owned

Class Y	LPL Financial
	4707 Executive Drive
	San Diego, CA 92121-3091	8.88%

Class Y	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	8.87%

Class Y	UBS WM USA
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	8.37%

Class Y	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	7.99%

Class Y	First Clearing
	2801 Market St.
	St. Louis, MO 63103-2523	7.19%

Class Y	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	6.98%

Class Y	Raymond James
	880 Carillon Pkwy
	St. Petersburg, FL 33716-1100	6.04%


Putnam Absolute Return 700 Fund


At January 31, 2016, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund except class Y, of which they owned 2.94%, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.


I-32

Class	Shareholder name	Percentage
	and address	owned

Class A	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	17.93%

Class A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	14.07%

Class A	First Clearing
	2801 Market St.
	St. Louis, MO 63103-2523	6.79%

Class B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	18.28%

Class B	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	17.85%

Class B	First Clearing
	2801 Market St.
	St. Louis, MO 63103-2523	7.27%

Class B	LPL Financial
	4707 Executive Drive
	San Diego, CA 92121-3091	6.93%

Class B	Charles Schwab & Co Inc.
	101 Montgomery St.
	San Francisco, CA 94104-4151	5.11%

Class C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	17.51%

Class C	First Clearing
	2801 Market St.
	St. Louis, MO 63103-2523	12.60%

Class C	MLPF&S
	4800 Deer Lake Dr. E., Fl. 3
	Jacksonville, FL 32246-6484	9.52%

Class C	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	8.91%

Class C	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	7.26%

Class C	Raymond James
	880 Carillon Pkwy
	St. Petersburg, FL 33716-1100	5.31%

I-33

Class	Shareholder name	Percentage
	and address	owned

Class C	LPL Financial
	4707 Executive Drive
	San Diego, CA 92121-3091	5.07%

Class M	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	27.97%

Class M	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	10.57%

Class M	First Clearing
	2801 Market St.
	St. Louis, MO 63103-2523	5.18%

Class R	MG Trust Company
	Allied Motion Technologies, Inc.
	700 17th St. Ste. 300
	Denver, CO 80202-3531	23.15%

Class R	Mid Atlantic Trust Company
	Retriev Technologies Inc 401k Profit Sharing Plan &
	Trust
	1251 Waterfront Pl. Suite 525
	Pittsburgh, PA 15222-4228	10.27%

Class R	Pai Trust Company, Inc.
	Eliot Lupkin P A 401k Plan
	1300 Enterprise Dr.
	De Pere, WI 54115-4934	8.97%

Class R	UBS WM USA
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	8.91%

Class R	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	8.81%

Class R	Pai Trust Company
	Tom Vogel Agency, Inc. 401k Plan
	1300 Enterprise Dr.
	De Pere, WI 54115-4934	5.52%

Class R	NFS LLC
	2114 Bellview Dr.
	Palo Alto, CA 94303-3403	5.24%

Class R	Pai Trust Company
	Cenpro Services, Inc. 401k Plan
	1300 Enterprise Dr.
	De Pere, WI 54115-4934	5.13%

Class R6	Great-West Trust Company, LLC – The Putnam
	Retirement Plan
	8515 E. Orchard Rd
	Greenwood Village, CO 80111-5002	86.47%

Class R6	TD Ameritrade TRCO
	PO Box 17748
	Denver, CO 80217-0748	10.38%

I-34

Class	Shareholder name	Percentage
	and address	owned

Class Y	First Clearing
	2801 Market St.
	St. Louis, MO 63103-2523	28.86%

Class Y	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	13.72%

Class Y	Merrill Lynch
	4800 Deer Lake Dr., E., Fl. 3
	Jacksonville, FL 32246-6484	9.14%

Class Y	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	8.84%

Class Y	Charles Schwab & Co Inc.
	101 Montgomery St.
	San Francisco, CA 94104-4151	6.62%

Class Y	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	5.89%


Distribution fees


During fiscal 2015, each fund paid the following 12b-1 fees to Putnam Retail Management:


Fund name	Class A	Class B	Class C	Class M	Class R

Absolute Return	$299,460	$8,896	$240,042	$6,003	$831
100 Fund

Absolute Return	$1,060,637	$48,844	$1,488,446	$32,049	$4,154
300 Fund

Absolute Return	$912,984	$346,876	$1,931,141	$58,943	$29,879
500 Fund

Absolute Return	$922,463	$296,611	$1,844,585	$45,748	$9,339
700 Fund


I-35

Class A sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class A shares in the following amounts during the periods indicated:

			Sales charges
			retained by Putnam	Contingent
		Total front-	Retail Management	deferred
	Fiscal	end sales	after dealer	sales
Fund name	year	charges	concessions	charges
Absolute Return
100 Fund	2015	$47,994	$236	$34
	2014	74,470	158	37
	2013	41,986	618	150
Absolute Return
300 Fund	2015	$197,320	$1,051	$1,262
	2014	276,142	4,461	703
	2013	208,946	11,166	10
Absolute Return
500 Fund	2015	$736,717	$133,234	$145
	2014	588,227	102,048	83
	2013	876,205	151,868	64
Absolute Return
700 Fund	2015	$1,150,846	$206,322	$671
	2014	665,561	117,931	2,375
	2013	873,315	144,641	220

I-36

Class B contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

Fund name	Fiscal year	Contingent deferred sales
		charges
Absolute Return 100 Fund	2015	$84
	2014	68
	2013	2,202
Absolute Return 300 Fund	2015	$622
	2014	619
	2013	4,140
Absolute Return 500 Fund	2015	$15,155
	2014	27,553
	2013	33,787
Absolute Return 700 Fund	2015	$19,284
	2014	18,209
	2013	20,732

Class C contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class C shares in the following amounts during the periods indicated:

I-37

Fund name	Fiscal year	Contingent deferred sales
		charges
Absolute Return 100 Fund	2015	$231
	2014	415
	2013	1,030
Absolute Return 300 Fund	2015	$5,082
	2014	7,609
	2013	6,004
Absolute Return 500 Fund	2015	$5,365
	2014	4,208
	2013	8,809
Absolute Return 700 Fund	2015	$10,476
	2014	4,587
	2013	4,203


Class M sales charges


Putnam Retail Management received sales charges with respect to class M shares in the following amounts during the periods indicated:

I-38


			Sales charges
			retained by
		Total	Putnam Retail
		front-end	Management after
	Fiscal	sales	dealer
Fund name	year	charges	concessions

Absolute Return 100
Fund	2015	$3,209	$153
	2014	424	14
	2013	1,812	66
Absolute Return 300
Fund	2015	$16,573	$408
	2014	12,311	4
	2013	15,768	3
Absolute Return 500
Fund	2015	$15,864	$2,898
	2014	9,969	1,661
	2013	21,160	4,149
Absolute Return 700
Fund	2015	$12,151	$2,340
	2014	22,582	3,069
	2013	13,158	2,457

During the fund’s last three fiscal years, Putnam Retail Management received no contingent deferred sales charges with respect to class M shares. Effective November 1, 2015 each fund no longer assesses a contingent deferred sales charge with respect to class M shares.


I-39

Investor servicing fees


During the 2015 fiscal year, each fund incurred the following fees for investor servicing provided by Putnam Investor Services, Inc.


Fund name	Investor Servicing Fees

Absolute Return 100 Fund	$0*

Absolute Return 300 Fund	$0*

Absolute Return 500 Fund	$1,248,049

Absolute Return 700 Fund	$1,605,942


* These fees are being paid by Putnam Management under the terms of the management contract.

PORTFOLIO MANAGERS

Other accounts managed


The following tables show the number and approximate assets of other investment accounts (or portions of investment accounts) that each fund's portfolio managers managed as of each fund's most recent fiscal year-end. The other accounts may include accounts for which the individuals were not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.


I-40

Absolute Return 100 Fund

					Other accounts (including
					separate accounts,
					managed account
					programs and single-
			Other accounts that pool		sponsor defined
Portfolio	Other SEC-registered open-		assets from more than one		contribution plan
managers	end and closed-end funds		client		offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

D. William Kohli	17*	$9,103,200,000	20**	$3,143,100,000	12***	$9,328,200,000

Michael Salm	27*	$16,545,200,000	32+	$7,898,000,000	15***	$5,937,600,000

Paul Scanlon	25*	$12,259,500,000	31++	$4,581,500,000	14	$5,685,000,000

* 3 accounts, with total assets of $1,475,700,000, pay an advisory fee based on account performance.
** 1 account, with total assets of $33,200,000, pays an advisory fee based on account performance.
*** 1 account, with total assets of $452,900,000, pays an advisory fee based on account performance.
+ 2 accounts, with total assets of $102,500,000, pay an advisory fee based on account performance.
++ 3 accounts, with total assets of $167,500,000, pay an advisory fee based on account performance.


Absolute Return 300 Fund

					Other accounts (including
					separate accounts,
					managed account
			Other accounts that pool		programs and single-
Portfolio	Other SEC-registered open-		assets from more than one		sponsor defined
managers	end and closed-end funds		client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

D. William	17*	$8,432,300,000	20**	$3,143,100,000	12***	$9,328,200,000
Kohli

Michael	27*	$15,874,400,000	32+	$7,898,000,000	15***	$5,937,600,000
Salm

Paul	25*	$11,588,700,000	31++	$4,581,500,000	14	$5,685,000,000
Scanlon

I-41

* 3 accounts, with total assets of $804,900,000, pay an advisory fee based on account performance.
** 1 account, with total assets of $33,200,000, pays an advisory fee based on account performance.
*** 1 account, with total assets of $452,900,000, pays an advisory fee based on account performance.
+ 2 accounts, with total assets of $102,500,000, pay an advisory fee based on account performance.
++ 3 accounts, with total assets of $167,500,000, pay an advisory fee based on account performance.


Absolute Return 500 Fund

					Other accounts
					(including separate
					accounts, managed
					account programs and
	Other SEC-registered		Other accounts that pool		single-sponsor defined
Portfolio	open-end and closed-end		assets from more than one		contribution plan
managers	funds		client		offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

James Fetch	23*	$7,947,100,000	54**	$2,329,100,000	1	$100,000

Robert Kea	23*	$7,947,100,000	54**	$2,329,100,000	1	$1,400,000

Robert Schoen	25***	$8,006,400,000	54**	$2,329,100,000	6	$250,100,000

Jason	23*	$7,947,100,000	54**	$2,329,100,000	1	$700,000
Vaillancourt

* 2 accounts, with total assets of $1,469,800,000, pay an advisory fee based on account performance.
** 1 account, with total assets of $183,400,000, pays an advisory fee based on account performance.
*** 3 accounts, with total assets of $1,479,100,000, pay an advisory fee based on account performance.


I-42

Absolute Return 700 Fund

					Other accounts
					(including separate
					accounts, managed
					account programs and
	Other SEC-registered		Other accounts that pool		single-sponsor defined
Portfolio	open-end and closed-end		assets from more than one		contribution plan
managers	funds		client		offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

James	23*	$7,639,800,000	54**	$2,329,100,000	1	$100,000
Fetch

Robert Kea	23*	$7,639,800,000	54**	$2,329,100,000	1	$1,400,000

Robert	25***	$7,699,100,000	54**	$2,329,100,000	6	$250,100,000
Schoen

Jason	23*	$7,639,800,000	54**	$2,329,100,000	1	$700,000
Vaillancourt

* 2 accounts, with total assets of $1,162,500,000, pay an advisory fee based on account performance.
** 1 account, with total assets of $183,400,000, pays an advisory fee based on account performance.
*** 3 accounts, with total assets of $1,171,800,000, pay an advisory fee based on account performance.


See “Management—Portfolio Transactions—Potential conflicts of interest in managing multiple accounts” in Part II of this SAI for information on how Putnam Management addresses potential conflicts of interest resulting from an individual’s management of more than one account.

Compensation of portfolio managers

Putnam’s goal for its products and investors is to deliver strong performance versus peers or performance ahead of the applicable benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

I-43

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For these funds, Putnam evaluates performance based on each fund's pre-tax return relative to the BofA Merrill Lynch U.S. Treasury Bill Index.

Ownership of securities

The dollar range of shares of each fund owned by each portfolio manager at the end of the fund’s last fiscal year, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was as follows:

I-44

Fund	Portfolio managers	Dollar range of shares
		owned
Absolute Return 100	D. William Kohli	$0
Fund
	Michael Salm	$0
	Paul Scanlon	$0
Absolute Return 300	D. William Kohli	$100,001 - $500,000
Fund
	Michael Salm	$0
	Paul Scanlon	$0
Absolute Return 500	James Fetch	$0
Fund
	Robert Kea	$0
	Robert Schoen	$0
	Jason Vaillancourt	$0
Absolute Return 700	James Fetch	$100,000- $500,000
Fund
	Robert Kea	$50,000-$100,000
	Robert Schoen	$100,001-$500,000
	Jason Vaillancourt	$100,001 - $500,000

I-45


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS


Absolute Return 100 and 300 Funds

KPMG LLP, Two Financial Center, 60 South Street, Boston, Massachusetts 02111, is the funds’ independent registered public accounting firm providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Reports of Independent Registered Public Accounting Firm, financial highlights and financial statements included in the funds’ Annual Reports for the funds’ most recent fiscal year are included as Appendix B to this SAI. The financial highlights included in the prospectus and this SAI and the financial statements included in this SAI (which is incorporated by reference into the prospectus) have been so included in reliance upon the reports of the independent registered public accounting firm, given on their authority as experts in auditing and accounting.

Absolute Return 500 and 700 Funds


PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts 02210, is the funds’ independent registered public accounting firm providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Reports of Independent Registered Public Accounting Firm, financial highlights and financial statements included in the funds’ Annual Reports for the funds’ most recent fiscal year are included as Appendix B to this SAI. The financial highlights included in the prospectus and this SAI and the financial statements included in this SAI (which is incorporated by reference into the prospectus) have been so included in reliance upon the independent registered public accounting firm’s reports, given on their authority as experts in auditing and accounting.


I-46

THE PUTNAM FUNDS
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
PART II

HOW TO BUY SHARES

Each prospectus describes briefly how investors may buy shares of the fund and identifies the share classes offered by that prospectus. Because of different sales charges and expenses, the investment performance of the classes will vary. This section of the SAI contains more information on how to buy shares. For more information, including your eligibility to purchase certain classes of shares, contact your investment dealer or Putnam Investor Services, Inc., the funds’ investor servicing agent (“Putnam Investor Services”), at 1-800-225-1581. Investors who purchase shares at net asset value through employer-sponsored retirement plans (including, for example, 401(k) plans, employer-sponsored 403(b) plans, and 457 plans) should also consult their employer for information about the extent to which the matters described in this section and in the sections that follow apply to them.

Except as set forth below, the fund does not accept new accounts or additional investments (including by way of exchange from another fund) into existing accounts held in the name of persons or entities that do not have both a residential or business address within the United States (including APO/FPO addresses) and a valid U.S. tax identification number. Any existing account that is updated to reflect a non-U.S. address will also be restricted from making additional investments. Non-U.S. institutional clients may invest in a fund, provided that the client is acting for its own account and is not a financial institution (e.g., a broker-dealer purchasing shares on behalf of its customers), and has provided Putnam with documentation (i) that is appropriate to the type of entity seeking to establish the account and (ii) sufficient to enable Putnam Investor Services to determine that the investment would not violate any applicable securities laws or regulations, including non-U.S. laws and regulations.

In addition, Class M shares of Putnam Diversified Income Trust, Putnam Europe Equity Fund, Putnam Global Income Trust, Putnam High Yield Advantage Fund, Putnam Income Fund, and Putnam U.S. Government Income Trust are available for public offering in Japan through certain Japanese registered broker-dealers with whom Putnam Retail Management Limited Partnership has an agreement.

In addition, the fund does not accept new accounts or additional investments (including by way of exchange from another fund) into existing accounts by entities that Putnam Investor Services has reason to believe are involved in the sale or distribution of marijuana, even if such sale or distribution is licensed by a state.

General Information

The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares and class M shares, the public offering price is the net asset value plus the applicable sales charge, if any. (The public offering price is thus calculable by dividing the net asset value by 100% minus the sales charge, expressed as a percentage.) No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer or a registered transfer agent or registered clearing agent receives the order, together with all required identifying information, before the close of regular trading on the New York Stock Exchange (the “NYSE”). If the dealer or registered transfer agent or registered clearing agent receives the order after the close of the NYSE, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the public offering price based on the net asset value next determined after all required identifying

February 28, 2016	II-1

information has been collected. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial purchases are subject to the minimums stated in the prospectus, except that (i) individual investments under certain employer-sponsored retirement plans or Tax Qualified Retirement Plans may be lower, and (ii) the minimum investment is waived for investors participating in systematic investment plans or military allotment plans. Information about these plans is available from investment dealers or Putnam Investor Services. Currently Putnam is waiving the minimum for all initial purchases, but reserves the right to reject initial purchases under the minimum in the future, except as noted in the first sentence of this paragraph.

Systematic investment plan. As a convenience to investors, shares may be purchased through a systematic investment plan. Pre-authorized monthly, semi-monthly, or weekly bank drafts for a fixed amount ($200,000 or less) are used to purchase fund shares at the applicable public offering price next determined after Putnam Retail Management Limited Partnership (“Putnam Retail Management”) receives the proceeds from the draft. A shareholder may choose any date or dates in the month for these drafts, but if the date falls on a weekend or holiday, the draft will be processed on the next business day. Further information and application forms are available from the investment dealers or from Putnam Retail Management.

Reinvestment of distributions. Distributions to be reinvested are reinvested without a sales charge in shares of any Putnam fund the shareholder is eligible to invest in under the shareholder's account as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

Purchasing shares with securities (“in-kind” purchases). In addition to cash, the fund will consider accepting securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Investment Management, LLC (“Putnam Management”) determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities that are delivered in proper form. The fund will not accept certain securities, for example, options or restricted securities, as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Retail Management. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Retail Management.

February 28, 2016	II-2

Sales Charges and Other Share Class Features — Retail Investors

This section describes certain key features of share classes offered to retail investors and retirement plans that do not purchase shares at net asset value. Much of this information addresses the sales charges, including initial sales charges and contingent deferred sales charges (“CDSCs”) imposed on the different share classes and various commission payments made by Putnam to dealers and other financial intermediaries facilitating shareholders’ investments. This information supplements the descriptions of these share classes and payments included in the prospectus.

Initial sales charges, dealer commissions and CDSCs on shares sold outside the United States may differ from those applied to U.S. sales.

Initial sales charges for class A and class M shares . The public offering price of class A and class M shares is the net asset value plus a sales charge that varies depending on the size of your purchase (calculable as described above). The fund receives the net asset value. The tables below indicate the sales charges applicable to purchases of class A and class M shares of the funds by style category. The variations in sales charges reflect the varying efforts required to sell shares to different categories of purchasers.

The sales charge is allocated between your investment dealer and Putnam Retail Management as shown in the tables below, except when Putnam Retail Management, in its discretion, allocates the entire amount to your investment dealer.

The underwriter's commission, or dealer reallowance, is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Retail Management will give dealers ten days' notice of any changes in the dealer discount. Putnam Retail Management retains the entire sales charge on any retail sales made by it.

For purchases of class A shares by retail investors that qualify for the highest sales charge breakpoint described in the prospectus, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase qualifying for that breakpoint. Each subsequent one-year measuring period for these purposes begins with the first qualifying purchase following the end of the prior period. These commissions are paid at the rate of 1.00% of the amount of qualifying purchases up to $4 million, 0.50% of the next $46 million of qualifying purchases and 0.25% of qualifying purchases thereafter.

For Growth Funds, Blend Funds, Value Funds, Asset Allocation Funds (excluding funds in the Retirement Income Lifestyle suite), Global Sector Funds and RetirementReady ® Funds only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 but under 1,000,000	2.00	1.75	1.00	1.00
1,000,000 and above	NONE	NONE	N/A*	N/A*

February 28, 2016	II-3

For Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A**	N/A**

For funds in the Retirement Income Lifestyle suite, taxable Income Funds and Tax-Exempt Funds (except for Money Market Funds, Putnam Short-Term Municipal Income Fund, Putnam Floating Rate Income Fund, and Putnam Short Duration Income Fund):

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	4.00%	3.50%	3.25%	3.00%
50,000 but under 100,000	4.00	3.50	2.25	2.00
100,000 but under 250,000	3.25	2.75	1.25	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A**	N/A**

For Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund, Putnam Short-Term Municipal Income Fund and Putnam Absolute Return 300 Fund only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 500,000	1.00%	1.00%	0.75%	0.75%
500,000 and above	NONE	NONE	N/A**	N/A**

February 28, 2016	II-4

*The funds will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $1 million or more.

**The funds will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $500,000 or more.

Purchases of class A and class T shares without an initial sales charge. Class A shares of any Putnam fund (other than Putnam Short Duration Income Fund, Putnam Tax Exempt Money Market Fund, and Putnam Money Market Fund) purchased by retail investors that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of that purchase falls. Class A shares of Putnam Short Duration Income Fund and Putnam Tax Exempt Money Market Fund and class A and class T shares of Putnam Money Market Fund purchased by retail investors by exchanging shares from another Putnam fund that were not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of the original purchase falls.

The CDSC assessed on redemptions of fewer than all of an investor's class A shares (and, for Putnam Money Market Fund, class T shares) subject to a CDSC will be based on the amount of the redemption minus the amount of any appreciation on the investor's CDSC-subject shares since the purchase of such shares. The CDSC assessed on full redemptions of CDSC-subject shares will be based on the lower of the shares' cost and current NAV. Putnam Retail Management will retain any CDSC imposed on redemptions of such shares to compensate it for the up-front commissions paid to financial intermediaries for such share sales.

Purchases of class A shares for rollover IRAs. Purchases of class A shares for a Putnam Rollover IRA or a rollover IRA of a Putnam affiliate, from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator, including subsequent contributions, are not subject to an initial sales charge or CDSC. Putnam Retail Management may pay commissions or finders’ fees of up to 1.00% of the proceeds for such Putnam Rollover IRA purchases to the dealer of record or other third party.

Commission payments and CDSCs for class B and class C shares . Except in the case of Putnam Money Market Fund and Putnam Short Duration Income Fund as noted below, Putnam Retail Management will pay a 4% commission on sales of class B shares of the fund only to those financial intermediaries who have entered into service agreements with Putnam Retail Management. For tax-exempt funds, this commission includes a 0.20% pre-paid service fee (except for Putnam Tax-Free High Yield Fund and Putnam AMT-Free Municipal Fund, each of which has a 0.25% pre-paid service fee). For Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund and Putnam Short-Term Municipal Income Fund, Putnam Retail Management will pay a 1.00% commission to financial intermediaries selling class B shares of the fund.

Except in the case of Putnam Money Market Fund and Putnam Short Duration Income Fund, Putnam Retail Management pays financial intermediaries a 1.00% commission on sales of class C shares of a fund.

Putnam Retail Management will retain any CDSC imposed on redemptions of class B and class C shares to compensate it for the cost of paying the up-front commissions paid to financial intermediaries for class B or class C share sales.

Conversion of class B shares into class A shares. Class B shares will automatically convert to class A shares on or around the end of the month eight years after the purchase date (for Putnam Small Cap Value Fund, on or around the end of the month six years after the purchase date, and for Putnam Multi-Cap Value Fund, on or around the end of the month five years after the purchase date). Class B shares acquired by exchanging class B shares of another Putnam fund will convert to class A shares based on the time of the initial purchase. The

February 28, 2016	II-5

conversion period of the acquired fund will apply, unless the initial fund’s CDSC schedule is higher than that of the acquired fund. In that case, the conversion period and CDSC schedule of the initial fund will apply. Class B shares acquired through reinvestment of distributions will convert to class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for Federal tax purposes. Shareholders should consult with their tax advisers regarding the state and local tax consequences of the conversion of class B shares to class A shares, or any other exchange or conversion of shares. Average annual total return performance information for class B shares shown in the fund's prospectus assumes conversion to class A shares after the applicable period described in the fund’s prospectus.

Sales without sales charges or contingent deferred sales charges

The fund may sell shares without a sales charge or CDSC to the following categories of investors:

(i) current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates, their family members, business and personal associates; employer-sponsored retirement plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;

(ii) clients of administrators or other service providers of employer-sponsored retirement plans which have entered into agreements with Putnam Retail Management or Putnam Investor Services, Inc. or an affiliate (for purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs) (not applicable to tax-exempt funds);

(iii) registered representatives and other employees of broker-dealers having sales agreements with Putnam Retail Management; employees of financial institutions having sales agreements with Putnam Retail Management or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their immediate family members (spouses and children under age 21, including step-children and adopted children);

(iv) a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by Putnam Retail Management, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate;

(v) clients of (i) broker-dealers, financial institutions, financial intermediaries or registered investment advisors that are approved by Putnam Retail Management and charge a fee for advisory or investment services or (ii) broker-dealers, financial institutions, or financial intermediaries that have entered into an agreement with Putnam Retail Management to offer shares through a fund “supermarket” or retail self directed brokerage account with or without the imposition of a transaction fee; and

(vi) college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code of 1986, as amended (the “Code”).

(vii) Shareholders reinvesting the proceeds from a Putnam Corporate IRA Plan distribution into a non-retirement plan account.

In the case of paragraph (i) and (vii) above, the availability of shares at NAV has been determined to be appropriate because involvement by Putnam Retail Management and other brokers in purchases by these investors is typically minimal.

February 28, 2016	II-6

In addition to the categories enumerated above, in connection with settlements reached between certain firms and the Financial Industry Regulatory Authority (“FINRA”) and/or Securities and Exchange Commission (the “SEC”) regarding sales of class B and class C shares in excess of certain dollar thresholds, the fund will permit shareholders who are clients of these firms (and applicable affiliates of such firms) to redeem class B and class C shares of the fund and concurrently purchase class A shares (in an amount to be determined by the dealer of record and Putnam Retail Management in accordance with the terms of the applicable settlement) without paying a sales charge.

The fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies. The CDSC will be waived on redemptions to pay premiums for insurance under Putnam’s insured investor program.

Application of CDSC to Systematic Withdrawal Plans (“SWP”). Investors who set up a SWP for a share account (see "INVESTOR SERVICES — Plans Available to Shareholders -- Systematic Withdrawal Plan") may withdraw through the SWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an SWP and recalculated thereafter on a pro rata basis at the time of each SWP payment. Therefore, shareholders who have chosen an SWP based on a percentage of the net asset value of their account of up to 12% will be able to receive SWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from the fund that pays income distributions monthly) for their periodic SWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This SWP privilege may be revised or terminated at any time.

Other exceptions to application of CDSC. No CDSC is imposed on the redemption of shares of any class subject to a CDSC to the extent that the shares redeemed (i) are no longer subject to the holding period therefor, (ii) resulted from reinvestment of distributions, or (iii) were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund or Putnam Short Duration Income Fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first.

The fund will waive any CDSC on redemptions, in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans ("Benefit Payments"), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust. Benefit Payments currently include, without limitation, (1) distributions from an IRA due to death or post-purchase disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.

Ways to Reduce Initial Sales Charges — Class A and Class M Shares

February 28, 2016	II-7

There are several ways in which an investor may obtain reduced sales charges on purchases of class A shares and class M shares. The variations in sales charges reflect the varying efforts required to sell shares to separate categories of purchasers. These provisions may be altered or discontinued at any time.

Right of accumulation. A purchaser of class A shares or class M shares may qualify for a right of accumulation discount by combining all current purchases by such person with the value of certain other shares of any class of Putnam funds already owned. The applicable sales charge is based on the total of:

(i) the investor's current purchase(s); and

(ii) the higher of (x) the maximum public offering price (at the close of business on the previous day) or (y) the initial value of total purchases (less the value of shares redeemed on the applicable redemption date) of:

(a) all shares held in accounts registered to the investor and other accounts eligible to be linked to the investor’s accounts (as described below) in all of the Putnam funds (except closed-end and money market funds and Putnam Short Duration Income Fund, unless acquired as described in (b) below); and

(b) any shares of money market funds or Putnam Short Duration Income Fund acquired by exchange from other Putnam funds.

For shares held on December 31, 2007, the initial value will be the value of those shares at the maximum public offering price on that date.

The following persons may qualify for a right of accumulation discount:

(i) an individual, or a "company" as defined in Section 2(a)(8) of the Investment Company Act of 1940, as amended (the “1940 Act”) (which includes corporations which are corporate affiliates of each other);

(ii) an individual, his or her spouse and their children under age 21, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code and Simplified Employer Pension Plans (SEPs) created pursuant to Section 408(k) of the Code);

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code, (not including tax-exempt organizations qualifying under Section 403(b)(7) (a "403(b) plan") of the Code; and

(v) employer-sponsored retirement plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class of other continuously offered Putnam funds (other than money market funds and Putnam Short Duration Income Fund) purchased at the same time, if the dealer places the order for such shares directly with Putnam Retail Management.

For individual investors, Putnam Investor Services automatically links accounts the registrations of which are under the same last name and address. Account types eligible to be linked for the purpose of qualifying for a right

February 28, 2016	II-8

of accumulation discount include the following (in each case as registered to the investor, his or her spouse and his or her children under the age of 21):

(i) individual accounts;

(ii) joint accounts;

(iii) accounts established as part of a plan established pursuant to Section 403(b) of the Code (“403(b) plans”) or an IRA other than a SIMPLE IRA, SARSEP or SEP IRA;

(iv) shares owned through accounts in the name of the investor’s (or spouse’s or minor child’s) dealer or other financial intermediary (with documentation identifying to the satisfaction of Putnam Investor Services the beneficial ownership of such shares); and

(v) accounts established as part of a Section 529 college savings plan managed by Putnam Management.

Shares owned by a plan participant as part of an employer-sponsored retirement plan of a single employer or of affiliated employers (other than 403(b) plans) or a single fiduciary account opened by a trustee or other fiduciary (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) are not eligible for linking to other accounts attributable to such person to qualify for the right of accumulation discount, although all current purchases made by each such plan may be combined with existing aggregate balances of such plan in Putnam funds for purposes of determining the sales charge applicable to shares purchased at such time by the plan.

To obtain the right of accumulation discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Retail Management with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments. Sales charge discounts under a right of accumulation apply only to current purchases. No credit for right of accumulation purposes is given for any higher sales charge paid with respect to previous purchases for the investor’s account or any linked accounts.

Statement of Intention. Investors may also obtain the reduced sales charges for class A shares or class M shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention (also referred to as a Letter of Intention), which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam fund (excluding Putnam money market funds and Putnam Short Duration Income Fund), including through an account established as part of a Section 529 college savings plan managed by Putnam Management. Each purchase of class A shares or class M shares under a Statement of Intention will be made at the lesser of (i) the public offering price applicable at the time of such purchase and (ii) the public offering price applicable on the date the Statement of Intention is executed to a single transaction of the total dollar amount indicated in the Statement of Intention.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns, or which are eligible to be linked for purposes of the right of accumulation described above, on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds and Putnam Short Duration Income Fund acquired by exchange of such eligible shares). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares or class M shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If

February 28, 2016	II-9

an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

If an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery by Putnam Retail Management from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns to Putnam Retail Management any excess commissions previously received.

If an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Retail Management. Putnam Retail Management will make a corresponding downward adjustment to the amount of the reallowance payable to the dealer with respect to purchases made prior to the investor’s failure to fulfill the conditions of the Statement of Intention. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied. Adjustments to sales charges and dealer reallowances will not be made in the case of the shareholder’s death prior to the expiration of the 13-month period.

Statements of Intention are not available for certain employer-sponsored retirement plans.

Statement of Intention forms may be obtained from Putnam Retail Management or from investment dealers. In addition, shareholders may complete the applicable portion of the fund’s standard account application. Interested investors should read the Statement of Intention carefully.

Commissions on Sales to Employee Retirement Plans

Purchases of class A and class R shares. On sales of class A shares at net asset value to certain employer-sponsored retirement plans and health reimbursement accounts and sales of class R shares, Putnam Retail Management may, at its discretion, pay commissions to the dealer of record on net monthly purchases up to the following rates: 1.00% of the first $1 million, 0.75% of the next $1 million and 0.50% thereafter.

For commission payments made by Putnam Retail Management to dealers and other financial intermediaries with respect to other classes of shares offered to employer-sponsored retirement plans and other tax-favored plan investors, see the corresponding sub-heading under “—Sales Charges and Other Share Class Features—Retail Investors.”

DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution (12b-1) plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material

February 28, 2016	II-10

amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

The fund makes payments under each plan to Putnam Retail Management to compensate Putnam Retail Management for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares or maintaining or improving services provided to shareholders by Putnam Retail Management and investment dealers.

Putnam Retail Management compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between the dealers and Putnam Retail Management and any applicable limits imposed by FINRA. Unless noted below or where Putnam Retail Management and the applicable dealer have agreed otherwise, these payments commence in the first year after purchase.

Financial institutions receiving payments from Putnam Retail Management as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to dealers for shareholder accounts for which such dealers are designated as the dealer of record, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

Class A shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class A shares for which such dealers are designated the dealer of record) except as described below. No payments are made during the first year after purchase on shares purchased at net asset value by shareholders that invest at least $1 million, or, in the case of dealers of record for an employer-sponsored retirement plan investing at least $1 million, where such dealer has agreed to a reduced sales commission.

Rate*	Fund

0.25%	All funds currently making payments under a class A
distribution plan, except for those listed below

0.20% for shares purchased before 3/21/05;	Putnam Tax-Free High Yield Fund
0.25% for shares purchased on or after 3/21/05**

0.20% for shares purchased before 4/1/05;	Putnam AMT-Free Municipal Fund
0.25% for shares purchased on or after 4/1/05

February 28, 2016	II-11

Rate*	Fund

0.20% for shares purchased on or before 12/31/89;	Putnam Convertible Securities Fund
0.25% for shares purchased after 12/31/89	George Putnam Balanced Fund
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
Putnam Global Health Care Fund
The Putnam Fund for Growth and Income
Putnam Investors Fund
Putnam Voyager Fund

0.20% for shares purchased on or before 3/31/90;	Putnam High Yield Trust
0.25% for shares purchased after 3/31/90	Putnam U.S. Government Income Trust

0.20% for shares purchased on or before 1/1/90;	Putnam Equity Income Fund
0.25% for shares purchased after 1/1/90

0.20% for shares purchased on or before 3/31/91;	Putnam Income Fund
0.25% for shares purchased after 3/31/91;

0.10%	Putnam Short Duration Income Fund

0.15% for shares purchased on or before 3/6/92;	Putnam Michigan Tax Exempt Income Fund
0.20% for shares purchased after 3/6/92 but before	Putnam Minnesota Tax Exempt Income Fund
4/1/05;	Putnam Ohio Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 5/11/92;	Putnam Massachusetts Tax Exempt Income Fund
0.20% for shares purchased after 5/11/92 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 12/31/92;	Putnam California Tax Exempt Income Fund
0.20% for shares purchased after 12/31/92 but	Putnam New Jersey Tax Exempt Income Fund
before 4/1/05;	Putnam New York Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05	Putnam Tax Exempt Income Fund

0.15% for shares purchased on or before 3/5/93;	Putnam Arizona Tax Exempt Income Fund
0.20% for shares purchased after 3/5/93 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 7/8/93;	Putnam Pennsylvania Tax Exempt Income Fund
0.20% for shares purchased after 7/8/93 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.00%	Putnam Money Market Fund
Putnam Tax Exempt Money Market Fund

*For purposes of this table, shares are deemed to be purchased on date of settlement ( i.e. , once purchased and paid for). Shares issued in connection with dividend reinvestments are considered to be purchased on the date of their issuance, not the issuance of the original shares.

February 28, 2016	II-12

**Shares of Putnam Tax-Free High Yield Fund issued in connection with the merger of Putnam Municipal Income Fund into that fund pay a commission at the annual rate of 0.20% or 0.25%, based on the date of the original purchase of the shareholder’s corresponding shares of Putnam Municipal Income Fund, as set forth below: 0.20% for shares purchased on or before 5/7/92; 0.25% for shares purchased after 5/7/92.

Class B shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class B shares for which such dealers are designated the dealer of record).

Rate	Fund

0.25%	All funds currently making payments under a class B
distribution plan, except for those listed below

0.25%, except that the first year's service fees of	Putnam AMT-Free Municipal Fund
0.25% are prepaid at time of sale	Putnam Tax-Free High Yield Fund

0.20%, except that the first year’s service fees of	Putnam Arizona Tax Exempt Income Fund
0.20% are prepaid at time of sale	Putnam California Tax Exempt Income Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Tax Exempt Income Fund

0.00%	Putnam Money Market Fund
Putnam Short Duration Income Fund

Class C shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class C shares for which such dealers are designated the dealer of record). No payments are made during the first year after purchase unless the shares were initially purchased without a CDSC, except that payments for Putnam Money Market Fund and Putnam Short Duration Income Fund will be made beginning in the first year.

Rate	Fund

1.00%	All funds currently making payments under a class C
distribution plan, except for those listed below

0.50%	Putnam Money Market Fund
Putnam Short Duration Income Fund

February 28, 2016	II-13

Different rates may apply to shares sold outside the United States.

Class M shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class M shares for which such dealers are designated the dealer of record), except as follows.

Rate	Fund

0.65%	All Growth, Blend, Value, Global Sector and Asset
Allocation Funds (excluding funds in the Retirement
Income Lifestyle suite) currently making payments
under a class M distribution plan, and Putnam
Absolute Return 500 Fund and Putnam Absolute
Return 700 Fund.

0.40%	All Income funds currently making payments under a
class M distribution plan (except for Putnam Floating
Rate Income Fund, Putnam Money Market Fund,
Putnam Short-Term Municipal Income Fund and
Putnam Short Duration Income Fund) and funds in the
Retirement Income Lifestyle suite.

0.30%	Putnam Absolute Return 100 Fund, Putnam Absolute
Return 300 Fund, Putnam Short-Term Municipal
Income Fund and Putnam Floating Rate Income Fund

0.15%	Putnam Money Market Fund
Putnam Short Duration Income Fund

Putnam Retail Management’s payments to dealers for plans investing in class M shares for which such dealers are designated the dealer of record may equal up to the annual rate of 0.75% of the average net asset value of such class M shares for Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund as well as all Growth, Blend, Value, Global Sector and Asset Allocation Funds currently making payments under a class M distribution plan and up to the annual rate of 0.50% of the average net asset value of such class M shares for all Income funds currently making payments under a class M distribution plan (except for Putnam Floating Rate Income Fund, Putnam Short-Term Municipal Income Fund, Putnam Money Market Fund and Putnam Short Duration Income Fund).

Different rates may apply to shares sold outside the United States.

Class R shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class R shares for which such dealers are designated the dealer of record). No payments are made to dealers during the first year after purchase unless Putnam Retail Management did not pay a commission to the dealer at purchase.

Rate	Fund

0.50%	All funds currently making payments under a class R
distribution plan

February 28, 2016	II-14

A portion of the class R distribution fee payable to dealers may be paid to third parties who provide services to plans investing in class R shares and participants in such plans.

Class T shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class T shares for which such dealers are designated the dealer of record).

Rate	Fund

0.25%	Putnam Money Market Fund

Additional Dealer Payments

As described earlier in this section, dealers may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds. These payments may include servicing payments to retirement plan administrators and other institutions up to the same levels as described above. For purposes of this section the term “dealer” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates.

Putnam Retail Management and its affiliates pay additional compensation to selected dealers under the categories described below. These categories are not mutually exclusive, and a single dealer may receive payments under all categories. These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made pursuant to agreements with dealers and do not change the price paid by investors for the purchase of a share or the amount a fund will receive as proceeds from such sales or the distribution (12b-1) fees and the expenses paid by the fund as shown under the heading “Fees and Expenses” in the prospectus.

Marketing Support Payments. Putnam Retail Management and its affiliates make payments to certain dealers for marketing support services. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer, as well as the size of the dealer’s relationship with Putnam Retail Management. Putnam Retail Management and its affiliates compensate dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. Payments are generally based on one or more of the following factors: average net assets of Putnam’s retail mutual funds attributable to that dealer, gross or net sales of Putnam’s retail mutual funds attributable to that dealer, reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment for services rendered. In addition, payments typically apply to retail sales and assets, but may not, in certain situations, apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs.

Although the total of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to the dealers.

February 28, 2016	II-15

The following dealers (and such dealers’ respective affiliates) received marketing support payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2015:

American Portfolios Financial Services, Inc.	MMC Securities Corp.

Ameriprise Financial Services, Inc.	MetLife Securities, Inc.

AXA Advisors, LLC	Morgan Stanley Smith Barney LLC

BancWest Investment Services, Inc.	National Planning Corporation

Cadaret, Grant & Co. Inc.	M&T Securities, Inc.

CCO Investment Services Corp.	Merrill Lynch, Pierce, Fenner & Smith, Inc.

Cambridge Investment Research, Inc.	NFP Securities, Inc.

Cetera Advisors, LLC	Northwestern Mutual Investment Services, LLC

Cetera Advisor Networks, LLC	Oppenheimer & Co. Inc.

Cetera Financial Specialists, LLC	PNC Investments LLC

Cetera Investment Services, LLC	Raymond James & Associates, Inc.

Commonwealth Equity Services	Raymond James Financial Services, Inc.

CUNA Brokerage Services, Inc.	RBC Capital Markets, LLC

CUSO Financial Services, L.P.	Royal Alliance Associates

First Allied Securities, Inc.	Sagepoint Financial, Inc.

FSC Securities Corporation	Santander Securities LLC

Girard Securities, Inc.	Securities America, Inc.

HD Vest Investment Securities, Inc.	SII Investments

Independent Financial Group, LLC	Stifel, Nicolaus & Company, Incorporated

Investacorp, Inc.	Summit Brokerage Services, Inc.

INVEST Financial Corporation	SunTrust Bank, Inc.

Investment Centers of America, Inc.	SunTrust Investment Services, Inc.

Investors Capital Corp.	TD Ameritrade, Inc.

Janney Montgomery Scott LLC	TD Ameritrade Clearing, Inc.

J.P. Morgan Securities, LLC	Triad Advisors, Inc.

J.P. Turner & Company, LLC	U.S. Bancorp Investments, Inc.

Legend Equities Corporation	UBS Financial Services Inc.

Lincoln Financial Advisors Corp.	Voya Financial Advisors, Inc.

Lincoln Financial Securities Corporation	VSR Financial Services, Inc.

Lincoln Investment Planning, Inc.	Wells Fargo Advisors, LLC

LPL Financial LLC	Woodbury Financial Services, Inc.

Additional dealers may receive marketing support payments in 2016 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2015 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Program Servicing Payments. Putnam Retail Management and its affiliates also make payments to certain dealers that sell Putnam fund shares through dealer platforms and other investment programs to compensate dealers for a variety of services they provide. A dealer may perform program services itself or may arrange with a third party to perform program services. In addition to shareholder recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring, or other similar services. Payments by Putnam Retail Management and its affiliates for program servicing support to any one dealer are not expected, with certain

February 28, 2016	II-16

limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. In addition, Putnam Retail Management and its affiliates make one-time or annual payments to selected dealers receiving program servicing payments in reimbursement of printing costs for literature for shareholders, account maintenance fees or fees for establishment of Putnam funds on the dealer’s system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such dealer on an annual basis to exceed the amounts set forth above.

The following dealers (and such dealers’ respective affiliates) received program servicing payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2015:

Charles Schwab & Co., Inc.	Pershing LLC

Merrill Lynch, Pierce, Fenner & Smith, Inc.	RBC Capital Markets, LLC

Morgan Stanley Smith Barney LLC	Transamerica Advisors Life Insurance Company

National Financial Services LLC	Trust Company of America

As noted above, this list of program servicing recipients above is for the year ended December 31, 2015. During 2015, Putnam changed its reporting approach for certain firms that provide administrative services, which results in fewer firms being listed for 2015 than in past years. Additional or different dealers may also receive program servicing payments in 2016 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2015 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Other Payments. From time to time, Putnam Retail Management, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as FINRA. Such compensation provided by Putnam Retail Management may include financial assistance to dealers that enables Putnam Retail Management to participate in and/or present at dealer-sponsored conferences or seminars, sales or training programs for invited registered representatives and other dealer employees, dealer entertainment, and other dealer-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. Putnam Retail Management makes payments for entertainment events it deems appropriate, subject to Putnam Retail Management’s internal guidelines and applicable law. These payments may vary upon the nature of the event.

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Sub-accounting payments. Certain dealers or other financial intermediaries also receive payments from Putnam Investor Services or its affiliates in recognition of sub-accounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. The amount paid for these services varies depending on the share class selected and by dealer or other financial intermediary, and may also take into account the extent to which the services provided by the dealer replace services that Putnam Investor Services or its affiliates would otherwise have to provide. There are no such payments in respect of class R6 shares, and payments in respect of class R5 shares are generally made at an annual rate of up to 0.10% of a fund’s average net assets attributable to class R5 shares held by a dealer or other financial intermediary, except that an annual rate of up to 0.07% of a fund’s average net assets attributable to class R5 shares held by a dealer or other financial intermediary applies to Putnam American Government Income Fund, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust, Putnam Income Fund and Putnam Short Duration Income Fund. Payments for other classes vary. See the discussion under the heading “MANAGEMENT – Investor Servicing Agent” for more details.

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You can ask your dealer for information about payments it receives from Putnam Retail Management or its affiliates and the services it provides for those payments.

February 28, 2016	II-17

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

As noted in the prospectus, in addition to the main investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited or limited by the investment restrictions discussed in the fund’s prospectus or in this SAI, or by applicable law, the fund may engage in each of the practices described below without limit. This section contains information on the investments and investment practices listed below. With respect to funds for which Putnam Investments Limited (“PIL”) and/or The Putnam Advisory Company, LLC (“PAC”) serves as sub-investment manager (as described in the fund’s prospectus), references to Putnam Management in this section include PIL and/or PAC, as appropriate.

Temporary Defensive Strategies	Money Market Instruments

Bank Loans	Mortgage-backed and Asset-backed Securities

Borrowing and Other Forms of Leverage	Options on Securities

Derivatives	Preferred Stocks and Convertible Securities

Exchange-Traded Notes	Private Placements and Restricted Securities

Floating Rate and Variable Rate Demand Notes	Real Estate Investment Trusts (REITs)

Foreign Currency Transactions	Redeemable Securities

Foreign Investments and Related Risks	Repurchase Agreements

Forward Commitments and Dollar Rolls	Securities Loans

Futures Contracts and Related Options	Securities of Other Investment Companies

Hybrid Instruments	Short Sales

Inflation-Protected Securities	Short-Term Trading

Initial Public Offerings (IPOs)	Special Purpose Acquisition Companies

Interfund Borrowing and Lending	Structured Investments

Inverse Floaters	Swap Agreements

Investment Ratings	Tax-exempt Securities

Legal and Regulatory Risk Relating to Investment Strategy	Warrants

Lower-rated Securities	Zero-coupon and Payment-in-kind Bonds

Temporary Defensive Strategies

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In response to adverse market, economic, political or other conditions, Putnam Management may take temporary defensive positions that differ from the fund’s usual investment strategies. In implementing these temporary defensive strategies, the fund may invest primarily in, among other things, debt securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments (including, to the extent permitted by law or applicable exemptive relief, money market funds), or any other securities Putnam Management considers consistent with such defensive strategies. While temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.

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Bank Loans

The fund may invest in bank loans. By purchasing a loan, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The fund may act as part of a lending syndicate, and in such cases would be purchasing a “participation” in the loan. The fund may also purchase loans by assignment from another lender. Many loans are secured by the assets of the borrower, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible

February 28, 2016	II-18

generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will generally not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy. The loans in which the fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e. , rates that adjust periodically based on a known lending rate, such as a bank’s prime rate.

Loans may be structured in different forms, including novations, assignments and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The fund may also acquire a loan interest directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

February 28, 2016	II-19

The borrower of a loan in which the fund holds an interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which the fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate loans purchased by the fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that Putnam Management believes are attractive arise.

Certain of the loans acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times set aside on its books liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign ( i. e ., non-U.S.) currencies. The fund's investment in such participations would involve the risks of currency fluctuations described in this SAI with respect to investments in the foreign securities.

With respect to its management of investments in bank loans, Putnam Management will normally seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being considered for acquisition by the fund or held in the fund’s portfolio. In many instances, borrowers may offer to furnish Confidential Information to prospective investors, and to holders, of the issuer’s loans. Putnam Management’s decision not to receive Confidential Information may place Putnam Management at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, Putnam Management’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam Management’s decision not to receive Confidential Information under normal circumstances could adversely affect the fund’s investment performance.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in loans, Putnam Management may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the fund’s portfolio. Possession of such information may in some instances occur despite Putnam Management’s efforts to avoid such possession, but in other instances Putnam Management may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Putnam Management's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on Putnam Management's ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

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In some instances, other accounts managed by Putnam Management or an affiliate may hold other securities issued by borrowers whose loans may be held in the fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, Putnam Management may owe conflicting fiduciary duties to the fund and other client accounts. Putnam Management will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Putnam Management's client accounts collectively held only a single category of the issuer’s securities.

Borrowing and Other Forms of Leverage

The fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law. When the fund borrows money or otherwise leverages its portfolio, the value of an investment in the fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund’s holdings. In addition to borrowing money from banks, the fund may engage in certain other investment transactions that may be viewed as forms of financial leverage – for example, using dollar rolls, investing collateral from loans of portfolio securities, entering into when-issued, delayed-delivery or forward commitment transactions or using derivatives such as swaps, futures, forwards, and options. Because the fund either (1) sets aside cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) on its books in respect of such transactions during the period in which the transactions are open or (2) otherwise “covers” its obligations under the transactions, such as by holding offsetting investments , the fund does not consider these transactions to be borrowings for purposes of its investment restrictions or “senior securities” for purposes of the 1940 Act. In some cases (e . g., with respect to futures and forwards that are contractually required to “cash-settle”), the fund is permitted under relevant guidance from the Securities and Exchange Commission (the “SEC”) or SEC staff to set aside assets with respect to an investment transaction in the amount of its net (marked-to-market) obligations thereunder, rather than the full notional amount of the transaction. By setting aside assets equal only to its net obligations, the fund will have the ability to employ leverage to a greater extent than if it set aside assets equal to the notional amount of the transaction, which may increase the risk associated with such investments.

Each Putnam fund (other than Putnam RetirementReady® Funds, Putnam Retirement Income Fund Lifestyle 1, Putnam Global Sector Fund, Putnam Money Market Liquidity Fund and Putnam Short-Term Investment Fund) participates in a syndicated committed line of credit provided by State Street Bank and Trust Company and Northern Trust Company and an uncommitted line of credit provided by State Street Bank and Trust Company. These lines of credit are intended to provide a temporary source of cash in extraordinary or emergency circumstances, such as unexpected shareholder redemption requests. The fund may pay a commitment or other fee to maintain a line of credit, in addition to the stated interest rate. A participating fund in the syndicated committed line of credit that invests more than 10% of its assets in other pooled investment vehicles (other than money market funds) (a “fund-of-funds”) will be required to maintain a 400% asset coverage ratio.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options, hybrid instruments, forward contracts, swap agreements and structured investments, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value or other attributes of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus and in this SAI. The fund’s use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, which are generally taxed to individual shareholders at ordinary income tax rates, and higher amounts of ordinary income, and more generally may

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affect the timing, character and amount of a fund’s distributions to shareholders. The fund’s use of commodity-linked derivatives can bear on or be limited by the fund’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code), as discussed in “Taxes” below. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund’s net asset value. See “—Borrowing and Other Forms of Leverage.” In its use of derivatives, the fund may take both long positions (the values of which move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies), and short positions (the values of which move in the opposite direction from the prices of the underlying investments, pools of investments indexes or currencies).

Short positions may involve greater risks than long positions, as the risk of loss may be theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the amount invested). The fund may use derivatives that combine “long” and “short” positions in order to capture the difference between underlying investments, pools of investments, indices or currencies.

Exchange-Traded Notes

The fund may invest in exchange traded notes (“ETNs”). ETNs are typically senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market index less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. The fund may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index. ETNs do not make periodic interest payments and principal is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN despite the underlying market index remaining unchanged. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the fund characterizes and treats ETNs for tax purposes.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

The fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater. The extent of the fund’s investment in commodity-linked ETNs, if any, is limited by tax considerations. For more information regarding the tax treatment of commodity-linked ETNs, please see “Taxes” below.

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ETNs are generally similar to structured investments and hybrid instruments. For discussion of these investments and the risks generally associated with them, see “Hybrid Instruments” and “Structured Investments” in this SAI.

Floating Rate and Variable Rate Demand Notes

The fund may purchase taxable or tax-exempt floating rate and variable rate demand notes for short-term cash management or other investment purposes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Foreign Currency Transactions

To manage its exposure to foreign currencies, the fund may engage in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options. In addition, the fund may engage in these transactions for the purpose of increasing its return. Foreign currency transactions involve costs, and, if unsuccessful, may reduce the fund’s return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received. The fund may also engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the fund intends to buy are denominated or quoted).

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency or for other hedging or non-hedging purposes. If conditions warrant, for hedging or non-hedging purposes, the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. The fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

A foreign currency futures contract is a standardized exchange-traded contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange, and have margin requirements.

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A foreign currency forward contract is a negotiated agreement to exchange currency at a future time, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The contract price may be higher or lower than the current spot rate. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. In addition, forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so that no intermediary is required. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a secondary market in such contracts; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

As noted above, the fund may purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

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The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies may be affected by all of those factors which influence foreign exchange rates and investments generally.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they involve costs to the fund and tend to limit any potential gain which might result from the increase in value of such currency.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In this situation, the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will set aside liquid assets on its books to cover forward contracts used for non-hedging purposes.

In addition, the fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies -- the U.S. dollar and the foreign currency in question. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

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There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

Foreign Investments and Related Risks

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. In addition, the fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a fund's income has been earned and translated into U.S. dollars (but before payment), the fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and the fund may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of sanctions (whether imposed by the local sovereign or by the United States government), currency exchange controls, foreign withholding taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Note on MSCI indices. MSCI, Inc. (MSCI) publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the

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withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. Putnam Management believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.

The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries. These restrictions may take the form of prior governmental approval requirements, limits on the amount or type of securities held by foreigners and limits on the types of companies in which foreigners may invest (e.g., limits on investment in certain industries). Some countries also limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms or rights or preferences than securities of the issuer available for purchase by domestic parties, or may directly limit foreign investors’ rights (such as voting rights). Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Foreign laws may also impact the availability of derivatives or hedging techniques relating to a foreign country’s government securities. In each of these situations, the funds’ ability to invest significantly in desired issuers, or the terms of such investments, could be negatively impacted as a result of the relevant legal restriction. Sanctions imposed by the United States government on other countries or persons or issuers operating in such countries could restrict the fund’s ability to buy affected securities or to sell any affected securities it has previously purchased, which may subject the fund to greater risk of loss in those securities.

For purposes of some foreign holding limits or disclosure thresholds, all positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable limits or thresholds have been exceeded. Thus, even if the fund does not intend to exceed applicable limits, it is possible that different clients managed by Putnam Management and its affiliates (including separate affiliates owned by Power Corporation of Canada outside the Putnam Investments group) may be aggregated for this purpose. These limits may adversely affect the fund’s ability to invest in the applicable security.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in developing countries, also known as "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

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American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing in foreign securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Forward Commitments and Dollar Rolls

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions, to sell securities it owns under delayed delivery arrangements, or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as "cover" for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. Where the fund purchases or sells an option, which is to be settled in cash, to buy or sell a TBA sale commitment, the fund will segregate cash or liquid assets in an amount equal to the current “mark-to-market” value of the option. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

The fund may enter into dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The fund would also be able to earn interest on the proceeds of the sale before they are reinvested. The fund accounts for dollar rolls as purchases and sales. Because cash (or other assets determined to be liquid by Putnam Management in accordance with procedures

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established by the Trustees) in the amount of the fund’s commitment under a dollar roll is set aside on the fund’s books, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the fund may be adversely affected.

Futures Contracts and Related Options

Subject to applicable law, the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Examples of futures contracts that the fund may use (which may include single-security futures) include, without limitation, U.S. Treasury security futures, index futures, corporate or municipal bond futures, Government National Mortgage Association certificate futures, interest rate swap futures, and Eurodollar futures. In addition, as described elsewhere in this SAI, the fund may use foreign currency futures.

Although futures contracts (other than index futures and futures based on the volatility or variance experienced by an index) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Index futures and futures based on the volatility or variance experienced by an index do not call for actual delivery or acceptance of commodities or securities, but instead require cash settlement of the futures contract on the settlement date specified in the contract. Such contracts may also be closed out before the settlement date. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Instead, upon entering into a contract, the fund is required to deliver to the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that

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position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

Each Putnam fund has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC. Accordingly, neither these funds nor Putnam Management are subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, each fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, Putnam Management may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that fund. Putnam Management’s eligibility to claim the exclusion with respect to a fund will be based upon, among other things, the level and scope of the fund’s investment in commodity interests, the purposes of such investments and the manner in which the fund holds out its use of commodity interests. A fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by Putnam Management's intention to operate the fund in a manner that would permit Putnam Management to continue to claim the exclusion under Rule 4.5, which may adversely affect the fund’s total return. In the event the fund’s investments in commodity interests require Putnam Management to register with the CFTC as a commodity pool operator with respect to a fund, the fund’s expenses may increase, adversely affecting that fund’s total return.

Index futures. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected U.S. common stocks. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are currently to buy or sell 250 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 250 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $1,000 (250 units x gain of $4). If the fund enters into a futures contract to sell 250 units of the

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stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $500 (250 units x loss of $2).

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the underlying asset on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or indices or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner, and involve the same risks, as options purchased or written directly on the underlying investments. In addition, the fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts. The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts generally involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments.

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates and market movements, and, in the case of index futures and futures based on the volatility or variance experienced by an index, Putnam Management’s ability to predict the future level of the index or the future volatility or variance experienced by an index. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio, which may differ from those that comprise the index, may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

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The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities or other assets underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures used by the fund and the portion of the portfolio being hedged, the prices of futures may not correlate perfectly with movements in the underlying asset due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the expected relationship between the underlying asset and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the underlying asset and movements in the prices of related futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Hybrid Instruments

These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”).

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or pays interest either at a fixed rate or a floating rate determined by reference to a common,

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nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor. In addition, uncertainty regarding the tax treatment of hybrid instruments may reduce demand for such instruments. Tax considerations may also limit the extent of the fund’s investments in certain hybrid instruments. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Inflation-Protected Securities

The fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The fund may also invest in other inflation-protected securities issued by

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non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation. The fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the fund holds the security, the fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, when the fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Code.

The U.S. Treasury began issuing inflation-protected bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-protected bonds, and there may be a more liquid market in certain of these countries for these securities.

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Initial Public Offerings

The fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the fund may hold securities purchased in an IPO for a very short period of time. As a result, the fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Putnam funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease.

Interfund Borrowing and Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, the fund has entered into a Master Interfund Lending Agreement by and among each Putnam fund and Putnam Management (the “Interfund Lending Agreement”) under which the fund may lend or borrow money for temporary purposes directly to or from another Putnam fund (an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the fund permitting such Interfund Loans. All Interfund Loans would consist only of uninvested cash reserves that the lending fund otherwise would invest in short-term repurchase agreements or other short-term instruments. At this time, Putnam Money Market Liquidity Fund and Putnam Short-Term Investment Fund are the only Putnam funds expected to make their uninvested cash reserves available for Interfund Loans.

If the fund has outstanding borrowings, any Interfund Loans to the fund (a) would be at an interest rate equal to or lower than that of any outstanding bank loan, (b) would be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, and (c) would have a maturity no longer than any outstanding bank loan (and in any event not over seven days). In addition, if an event of default were to occur under any agreement evidencing an outstanding bank loan to the fund, the event of default would automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and such a call would be deemed made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

The fund may make an unsecured borrowing under the Interfund Lending Agreement if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Putnam fund, the fund’s Interfund Loan would be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan secured by collateral. If the fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. All secured Interfund Loans would be secured by the pledge of segregated collateral with a market value equal to at least 102% of the outstanding principal value of the Interfund Loan. The fund may not borrow from any source if its total outstanding borrowings immediately after the borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the fund’s fundamental investment restrictions.

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The fund may not lend to another Putnam fund under the Interfund Lending Agreement if the Interfund Loan would cause its aggregate outstanding Interfund Loans to exceed 15% of the fund’s current net assets at the time of the Interfund Loan. The fund’s Interfund Loans to any one fund may not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans would be limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other would be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. If the fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due.

Inverse Floaters

These securities have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels – rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

Investment Ratings

The securities in which money market funds invest must be rated in one of the two highest short-term rating categories (without regard for gradations or subcategories) by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or be deemed by Putnam Management to be of comparable quality to securities having such ratings. Money market funds will rely on the two highest ratings given to a security by the NRSROs for purposes of complying with this requirement. If one or both of the two highest ratings are in the second highest short-term rating category, the security is treated as a Second Tier Security. Generally, Rule 2a-7 under the 1940 Act prohibits a money market fund from investing more than 3% of its assets in Second Tier Securities. Money market funds comply with these rating requirements at the time a security is acquired. If a security is downgraded to Second Tier after its acquisition, the money market funds may continue to hold the security even if the portfolio exceeds Rule 2a-7’s limits on Second Tier Securities. Other factors, such as substantial redemptions, may cause a money market fund’s portfolio to exceed Rule 2a-7 limits on the acquisition of securities. A money market fund may continue to hold securities in excess of these limits, even if the fund has the right to tender the security for purchase for its amortized cost value.

Legal and Regulatory Risks Relating to Investment Strategy

The fund may be adversely affected by new (or revised) laws or regulations that may be imposed by the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, or other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets. These agencies are empowered to promulgate a variety of rules pursuant to financial reform legislation in the United States. The fund may also be adversely affected by changes in the enforcement or interpretation of existing statutes and rules. The regulatory environment for private funds is evolving, and changes in the regulation of private funds may adversely affect the value of the investments held by the fund and the ability of the fund to execute its investment strategy. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market

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emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including new clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, adversely affect the value of the investments held by the fund, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the fund does not intend to exceed applicable position limits, it is possible that different clients managed by Putnam Management and its affiliates may be aggregated for this purpose. Any modification of trading decisions or elimination of open positions that may be required to avoid exceeding such limits may adversely affect the profitability of the fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain threshold and is expected to adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the fund may trade have adopted reporting requirements. If the fund’s short positions or its strategy become generally known, the fund’s ability to implement its investment strategy could be adversely affected. In particular, other investors could cause a “short squeeze” in the securities held short by the fund forcing the fund to cover its positions at a loss. Such reporting requirements may also limit the fund’s ability to access management and other personnel at certain companies where the fund seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the fund could decrease drastically. In addition, the SEC recently proposed additional restrictions on short sales, which could restrict the fund’s ability to engage in short sales in certain circumstances. The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the fund to execute certain investment strategies.

Recently enacted federal legislation requires the adoption of regulations that will require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements will apply to loan participations, syndicated loans, and loan assignments. Investors, such as the fund, that seek or hold investments in loans could be adversely affected by the regulation.

In July 2014, the SEC adopted amendments to the rules governing money market funds, which may affect the fund’s operations. Under the rule amendments, non-government money market funds will be required to use a floating net asset value, so that the value of a money market fund’s shares will change over time with the market values of the fund’s portfolio investments, unless they have policies and procedures reasonably designed to limit all beneficial owners of the fund’s shares to natural persons. Money market funds that are subject to the floating net asset value requirements will be required to cease using the amortized cost method to value their shares and to effect transactions in fund shares at a net asset value per share calculated out to the fourth decimal point (e.g., $1.0004 or $0.9998 instead of $1.00). The amendments also permit the board of trustees of a money market fund to impose a liquidity fee of up to 2% of a shareholder's redemption request and/or to suspend redemptions for a period of up to ten business days if less than 30% of the fund’s total assets are invested in “weekly liquid assets,”

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which includes cash, certain government securities and securities with a remaining maturity of, or subject to a demand feature that is exercisable and payable within, five business days. Non-government money market funds will be required to impose a redemption fee if less than 10% of the fund’s total assets are invested in weekly liquid assets, unless the fund’s board of directors determines that imposing such a fee is not in the best interests of the fund. Full compliance with the rule amendments is currently required by October 2016.

Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "SECURITIES RATINGS."

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's fixed-income assets. Conversely, during periods of rising interest rates, the value of the fund's fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's goal(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

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At times, a substantial portion of the fund's assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund's intention to qualify as a "regulated investment company" under the Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories.

Money Market Instruments

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations ( i.e. , certificates of deposit and bankers’ acceptances), repurchase agreements and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the IRS nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security (that is, backed by a pool of assets representing the obligations of a number of different issuers), in which case certain of the risks discussed in “Mortgage-backed and Asset-backed securities” would apply. Commercial paper is traded primarily among institutions.

Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund may invest in bankers’ acceptances issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders would be notified. Other Putnam funds may invest in bankers’ acceptances without regard to this requirement.

In accordance with rules issued by the SEC, the fund may from time to time invest all or a portion of its cash balances in money market and/or short-term bond funds advised by Putnam Management. In connection with such investments, Putnam Management may waive a portion of the advisory fees otherwise payable by the fund. See “Charges and expenses” in Part I of this SAI for the amount, if any, waived by Putnam Management in connection with such investments.

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Mortgage-backed and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. If rates increase due to a reset, the risk of default by underlying borrowers may increase. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. The fund may also invest in “hybrid” ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than

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traditional debt securities, and, therefore, potentially increasing the volatility of the fund. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

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Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Options on Securities

Writing covered options. The fund may write covered call options and covered put options on optionable securities held in its portfolio or that it has an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books), when in the opinion of Putnam Management such transactions are consistent with the fund's goal(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or have an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books). In the case of put options, the fund will set aside on its books assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees and equal in value to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, if the fund holds the security, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. If the fund does not hold the underlying security, the fund bears the risk that, if the market price exceeds the option strike price, the fund will suffer a loss equal to the difference at the time of exercise. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

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Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. The fund may also purchase put options for other investment purposes, including to take a short position in the security underlying the put option.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. The fund may also purchase call options for other investment purposes.

Risk factors in options transactions . The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. For example, if a fund is unable to purchase a security underlying a put option it had purchased, the fund may be unable to exercise the put option. If trading is interrupted in an underlying security,

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the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if it is unable to exercise the put option prior to its expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities. The fund may use both European-style options, which are only exercisable immediately prior to their expiration, and American-style options, which are exercisable at any time prior to the expiration date.

In addition to options on securities and futures, the fund may also enter into options on futures, swaps, or other instruments as described elsewhere in this SAI.

Preferred Stocks and Convertible Securities

The fund may invest in preferred stocks or convertible securities. A preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer's assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights. In addition, many preferred stocks may be called or redeemed prior to their maturity by the issuer under certain conditions.

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature ( i.e. , a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

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If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. Convertible securities generally have less potential for gain than common stocks.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in preferred stocks and convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Private Placements and Restricted Securities

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e. , securities which cannot be sold to the public without registration under the Securities Act of 1933 (the “Securities Act”) or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities. Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. The fund may be deemed to be an "underwriter" for purposes of the Securities Act when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

Real Estate Investment Trusts (REITs)

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The fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Like regulated investment companies such as the fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. The fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the fund’s own expenses.

REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the risk of borrower default, the likelihood of which is increased for mortgage REITs that invest in sub-prime mortgages. REITs, and mortgage REITs in particular, are also subject to interest rate risk. REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Code requires), and are subject to heavy cash flow dependency and the risk of default by borrowers. REITs are also subject to the possibility of failing to qualify for tax-free pass-through of income under the Code or failing to maintain their exemptions from registration under the 1940 Act. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

The fund's investment in a REIT may result in the fund making distributions that constitute a return of capital to fund shareholders for federal income tax purposes. In addition, distributions by a fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Redeemable Securities

Certain securities held by the fund may permit the issuer at its option to "call" or redeem its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Repurchase Agreements

Each fund may enter into repurchase agreements amounting to not more than 25% of its total assets, except that this 25% limitation does not apply to repurchase agreements entered into in connection with short sales and to investments by a money market fund and Putnam Short Term Investment Fund. Money market funds and Putnam Short Term Investment Fund may invest without limit in repurchase agreements. A repurchase agreement is a contract under which the fund, the buyer under the contract, acquires a security subject to the obligation of the seller (or repurchase agreement counterparty) to repurchase, and the fund to resell, the security at a fixed time and price, which represents the fund's cost plus interest (or, for repurchase agreements under which the fund acquires a security and then sells it short, the fund’s cost of “borrowing” the security). A repurchase agreement with a stated maturity of longer than one week is considered an illiquid investment. It is the fund's present intention to enter into repurchase agreements only with banks and registered broker-dealers. The fund may enter into repurchase agreements, including with respect to securities it wishes to sell short. See “Short Sales” in this SAI. Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement.

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The fund may be exposed to the credit risk of the repurchase agreement counterparty (or seller) in the event that the counterparty is unable to close out the repurchase agreement in accordance with its terms. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the SEC, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

The fund may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, the fund sells portfolio assets subject to an agreement by the fund to repurchase the same assets at an agreed upon price and date. The fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the fund’s right to repurchase the securities. The fund’s use of reverse repurchase agreements also subjects the fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as over-the-counter derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities. The fund may pay fees in connection with arranging loans of its portfolio securities.

Securities of Other Investment Companies

Securities of other investment companies, including shares of open- and closed-end investment companies and unit investment trusts (which may include exchange-traded funds (“ETFs”)), represent interests in collective investment portfolios that, in turn, invest directly in underlying instruments. The fund may invest in other

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investment companies when it has more uninvested cash than Putnam Management believes is advisable, when it receives cash collateral from securities lending arrangements, when there is a shortage of direct investments available, or when Putnam Management believes that investment companies offer attractive values.

Investment companies may be structured to perform in a similar fashion to a broad-based securities index or may focus on a particular strategy or class of assets. ETFs typically seek to track the performance or dividend yield of specific indexes or companies in related industries. These indexes may be broad-based, sector-based or international. Investing in investment companies involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the investment company-level, such as portfolio management fees and operating expenses. These expenses are in addition to the fees and expenses of the fund itself, which may lead to duplication of expenses while the fund owns another investment company’s shares. In addition, investing in investment companies involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the underlying instruments or index. To the extent the fund invests in other investment companies that are professionally managed, its performance will also depend on the investment and research abilities of investment managers other than Putnam Management.

Open-end investment companies typically offer their shares continuously at net asset value plus any applicable sales charge and stand ready to redeem shares upon shareholder request. The shares of certain other types of investment companies, such as ETFs and closed-end investment companies, typically trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. In the case of closed-end investment companies, the number of shares is typically fixed. The securities of closed-end investment companies and ETFs carry the risk that the price the fund pays or receives may be higher or lower than the investment company’s net asset value. ETFs and closed-end investment companies are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. The shares of investment companies, particularly closed-end investment companies, may also be leveraged, which would increase the volatility of the fund’s net asset value.

The extent to which the fund can invest in securities of other investment companies, including ETFs, is generally limited by federal securities laws. For more information regarding the tax treatment of ETFs, please see “Taxes” below.

Short Sales

The fund may engage in short sales of securities either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the fund does not own declines in value. Short sales are transactions in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the short position. The fund may also engage in short sales by entering into a repurchase agreement with respect to the security it wishes to sell short. See “– Repurchase Agreements” in this SAI. The fund will incur a gain if the price of the security declines between the date of the short sale and the date on which the fund replaces the borrowed security (or closes out the related repurchase agreement); and the fund will incur a loss if the price of the security increases between those dates. Such a loss is theoretically unlimited since the potential increase in the market price of the security sold short is not limited. Until the security is replaced, the fund must pay the lender (or repurchase agreement counterparty) any dividends or interest that accrues during the period of the loan (or repurchase agreement). To borrow (or enter into a repurchase agreement with respect to) the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The fund’s successful use of short sales is subject to Putnam Management’s ability to accurately predict movements in the market price of the security sold short. Short selling may involve financial leverage because the fund is exposed both to changes in the market price of the security sold short and to changes in the value of securities purchased with the proceeds of the short sale, effectively leveraging its assets. Under adverse market conditions, a fund may have difficulty purchasing securities to meet its short sale delivery obligations, and may be required to close out its short position at a time when the fund would not choose to do so, and may therefore have to sell portfolio securities to

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raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations may not favor such sales. While the fund has an open short position, it will segregate, by appropriate notation on its books or the books of its custodian, cash or liquid assets at least equal in value to the market value of the securities sold short. The segregated amount will be “marked-to-market” daily. Because of this segregation, the fund does not consider these transactions to be “senior securities” for purposes of the 1940 Act. In connection with short sale transactions, the fund may be required to pledge certain additional assets for the benefit of the securities lender (or repurchase agreement counterparty) and the fund may, while such assets remain pledged, be limited in its ability to invest those assets in accordance with the fund’s investment strategies.

Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, in lieu of delivering the securities sold short, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement. Because that cash amount represents the fund’s maximum loss in the event of the insolvency of the counterparty, the fund will, except where the local market practice for foreign securities to be sold short requires payment prior to delivery of such securities, treat such amount, rather than the full notional amount of the repurchase agreement, as its “investment” in securities of the counterparty for purposes of all applicable investment restrictions, including its fundamental policy with respect to diversification.

Short-term Trading

In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income when distributed to taxable individual shareholders. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

Special Purpose Acquisition Companies

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The fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

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Structured Investments

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A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g. , an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, swap agreements may increase or decrease the fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, mortgage rates, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if the fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. The fund may also engage in total return swaps, in which payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity or fixed-income security, a combination of such securities, or an index). A swap agreement may be structured with reference to an index of securities that is created and maintained by the swap counterparty. The fund may also enter into swap agreements on futures contracts including, but not limited to, index futures contracts. Swap agreements on futures contracts are generally subject to the same risks involved in the fund’s use of futures contracts, in addition to the risks involved in the fund’s use of swap agreements. See “—Futures Contracts and Related Options.” A total return swap, or a swap on a futures contract, may add leverage to a portfolio by providing investment exposure to an underlying asset or market where the fund does not own or take physical custody of such asset or invest directly in such market.

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The fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. If a counterparty's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty's insolvency. If the returns of an index upon which a swap is based are unavailable or cannot be calculated (including where the index is created and maintained by the swap counterparty), the fund may experience difficulty in valuing the swap or in determining the amounts owed to or by the counterparty, regardless of whether the counterparty has defaulted. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

The fund may also enter into options on swap agreements ("swaptions"). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in the fund’s use of options. See “—Options on Securities.”

A credit default swap is an agreement between the fund and a counterparty that enables the fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). The fund may enter into credit default swap contracts for investment purposes. As a credit protection seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return for its obligation, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers or profit from changes in the creditworthiness of the particular issuer(s) (also known as “buying credit protection”). In these cases, the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the fund’s return.

Tax-exempt Securities

General description. As used in this SAI, the term "Tax-exempt Securities" includes debt obligations issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) the corresponding state’s personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and

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water and sewer works. Other public purposes for which Tax-exempt Securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses.

Short-term Tax-exempt Securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

In addition, certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt Securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt Securities, although the current federal tax laws place substantial limitations on the size of such issues.

Tax-exempt Securities share many of the structural features and risks of other bonds, as described elsewhere in this SAI. For example, the fund may purchase callable Tax-exempt Securities, zero-coupon Tax-exempt Securities, or “stripped” Tax-exempt Securities, which entail additional risks. The fund may also purchase structured or asset-backed Tax-exempt Securities, such as the securities (including preferred stock) of special purpose entities that hold interests in the Tax-exempt Securities of one or more issuers and issue “tranched” securities that are entitled to receive payments based on the cash flows from those underlying securities. See “—Redeemable securities,” “—Zero-coupon and Payment-in-kind Bonds,” “—Structured investments,” and “—Mortgage-backed and Asset-backed Securities” in this SAI. Structured Tax-exempt Securities may involve increased risk that the interest received by the fund may not be exempt from federal or state income tax, or that such interest may result in liability for the alternative minimum tax for shareholders of the fund. For example, in certain cases, the issuers of certain securities held by a special purpose entity may not have received an unqualified opinion of bond counsel that the interest from the securities will be exempt from federal income tax and (if applicable) the corresponding state’s personal income tax.

The amount of information about the financial condition of an issuer of Tax-exempt Securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities of better-known issuers.

Escrow-secured or pre-refunded bonds. These securities are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest-bearing debt securities, generally direct obligations of the U.S. government, in order to redeem (or “pre-refund”), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond until that bond’s call date. Pre-refunded bonds often receive an ‘AAA’ or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price.

Residual interest bonds. The fund may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or a periodic auction process, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

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Tobacco Settlement Revenue Bonds. The fund may invest in tobacco settlement revenue bonds, which are secured by an issuing state’s proportionate share of payments under the Master Settlement Agreement (“MSA”). The MSA is an agreement that was reached out of court in November 1998 between 46 states and six U.S. jurisdictions and tobacco manufacturers representing an overwhelming majority of U.S. market share. The MSA provides for annual payments by the manufacturers to the states and jurisdictions in perpetuity in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Within some states, certain localities may in turn be allocated a specific portion of the state’s MSA payment pursuant to an arrangement with the state.

A number of state and local governments have securitized the future flow of payments under the MSA by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the fund, are dependent on the receipt of future settlement payments by the state or its instrumentality. The actual amount of future settlement payments may vary based on, among other things, annual domestic cigarette shipments, inflation, the financial capability of participating tobacco companies, and certain offsets for disputed payments. Payments made by tobacco manufacturers could be reduced if cigarette shipments continue to decline below the base levels used in establishing manufacturers’ payment obligations under the MSA. Demand for cigarettes in the U.S. could continue to decline based on many factors, including, without limitation, anti-smoking campaigns, tax increases, price increases implemented to recoup the cost of payments by tobacco companies under the MSA, reduced ability to advertise, enforcement of laws prohibiting sales to minors, elimination of certain sales venues such as vending machines, and the spread of local ordinances restricting smoking in public places.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. The bankruptcy of an MSA-participating manufacturer could cause delays or reductions in bond payments, which would affect the fund’s net asset value. Under the MSA, a market share loss by MSA-participating tobacco manufacturers to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts under some circumstances.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims, including, among others, claims that the MSA violates federal antitrust law. In addition, the United States Department of Justice has alleged in a civil lawsuit that the major tobacco companies defrauded and misled the American public about the health risks associated with smoking cigarettes. An adverse outcome to this lawsuit or to any other litigation matters or regulatory actions relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers.

In addition to the risks described above, tobacco settlement revenue bonds are subject to other risks described in this SAI, including the risks of asset-backed securities discussed under “Mortgage-backed and Asset-backed Securities.”

Participation interests (Money Market Funds only). The money market funds may invest in Tax-exempt Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-exempt Securities, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-exempt Securities will be exempt from federal income tax to the same extent as interest on the Tax-exempt Securities. The money market funds may also invest in Tax-exempt Securities by purchasing from banks participation interests in all or part of specific

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holdings of Tax-exempt Securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the money market funds in connection with the arrangement. The money market funds will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the IRS that interest earned by it on Tax-exempt Securities in which it holds such participation interests is exempt from federal income tax. No money market fund expects to invest more than 5% of its assets in participation interests.

Stand-by commitments. When the fund purchases Tax-exempt Securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt Securities. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time. The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. The fund does not expect to assign any value to stand-by commitments.

Yields. The yields on Tax-exempt Securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt Securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt Securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt Securities or changes in the investment objectives of investors. Subsequent to purchase by the fund, an issue of Tax-exempt Securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio. Downgrades of Tax-exempt Securities held by a money market fund may require the fund to sell such securities, potentially at a loss.

"Moral obligation" bonds. The fund may invest in so-called “moral obligation” bonds, where repayment of the bond is backed by a moral (but not legally binding) commitment of an entity other than the issuer, such as a state legislature, to pay. Such a commitment may be in addition to the legal commitment of the issuer to repay the bond or may represent the only payment obligation with respect to the bond (where, for example, no amount has yet been specifically appropriated to pay the bond. See “—Municipal leases” below.)

Municipal leases. The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Certain of these lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Additional risks. Securities in which the fund may invest, including Tax-exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the

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possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt Securities may be materially affected.

From time to time, legislation may be introduced or litigation may arise that may restrict or eliminate the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt Securities. Further proposals limiting the issuance of Tax-exempt Securities may well be introduced in the future. If it appeared that the availability of Tax-exempt Securities for investment by the fund and the value of the fund's portfolio could be materially affected by such changes in law, the Trustees of the fund would reevaluate its goal and policies and consider changes in the structure of the fund or its dissolution. Shareholders should consult their tax advisors for the current law on tax-exempt bonds and securities.

Warrants

The fund may invest in warrants, which are instruments that give the fund the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, the fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Zero-coupon and Payment-in-kind Bonds

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The fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements under the Code.

TAXES

The following discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

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(b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the fund’s total assets is invested, including through corporations in which the fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

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(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income of a regulated investment company derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities

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market or readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in paragraph (b) above, identification of the issuer (or, in some cases, issuers) of a particular fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the fund’s ability to meet the diversification test in (b) above. Also, for the purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

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If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

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If the fund were to fail to meet the income, diversification or distribution test described above, the fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders, and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the fund’s shares (as described below). In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

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The fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any). The fund may distribute its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Investment company taxable income (which is retained by the fund) will be subject to tax at regular corporate rates. The fund may also retain for investment its net capital gain. If the fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The fund is not required to, and there can be no assurance the fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

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In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a regulated investment company may also elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

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The fund distributes its net investment income and capital gains to shareholders as dividends at least annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid U.S. federal income or excise tax. Under current law, provided it is not treated as a “personal holding company” for U.S. federal income tax purposes, the fund is permitted to treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the fund’s accumulated earnings and profits as a dividend on the fund’s tax return. This practice, which involves the use of tax equalization, will have the effect of reducing the amount of income and gains that the fund is required to distribute as dividends to shareholders in order for the fund to avoid U.S. federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income will be reflected in the value of the shares of the fund; the total return on a shareholder’s investment will not be reduced as a result of this distribution policy.

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Fund distributions. Distributions from the fund (other than exempt-interest dividends, as discussed below) generally are taxable to shareholders as ordinary income to the extent derived from the fund’s investment income and net short-term capital gains. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares of the fund or other Putnam funds.

Taxes on distributions of capital gains are determined by how long the fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain that are properly reported by the fund as capital gain dividends (“Capital Gain Dividends”) will be treated as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

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Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the fund of net investment income and capital gains (other than exempt-interest dividends) as described herein, and (ii) any net gain from the sale, exchange or other taxable disposition of fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the fund.

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Distributions of investment income reported by the fund as “qualified dividend income” received by an individual will be taxed at the reduced rates applicable to net capital gain. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Each fund, other than fixed-income and money market funds, generally expects to report eligible dividends as qualified dividend income.

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In general, distributions of investment income reported by the fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such fund’s shares. In any event, if the aggregate qualified dividends received by the fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

In general, fixed-income and money market funds receive interest, rather than dividends, from their portfolio securities. As a result, it is not currently expected that any significant portion of such funds’ distributions to shareholders will be derived from qualified dividend income. For information regarding qualified dividend income received from underlying funds, see “Funds of funds” below.

In general, dividends of net investment income received by corporate shareholders of the fund will qualify for the 70% dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by the fund from domestic corporations for the taxable year. A dividend received by the fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

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For information regarding eligibility for the dividends-received deduction of dividend income derived from an underlying fund, see “Funds of funds” below.

Exempt-interest dividends. A fund will be qualified to pay exempt-interest dividends to its shareholders if, at the close of each quarter of the fund’s taxable year, at least 50% of the total value of the fund’s assets consists of obligations the interest on which is exempt from federal income tax under Section 103(a) of the Code. In some cases, the fund may also pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests (see “Funds of funds,” below). Distributions that the fund reports as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may be taxable for federal alternative minimum tax (“AMT”) purposes and for state and local purposes. If the fund intends to qualify to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users.

A fund that is qualified to pay exempt-interest dividends will notify its shareholders in a written statement of the portion of distributions for the taxable year that constitutes exempt-interest dividends.

Exempt-interest dividends may be taxable for purposes of the federal AMT. For individual shareholders, exempt-interest dividends that are derived from interest on private activity bonds that are issued after August 7, 1986 (other than a “qualified 501(c)(3) bond,” as such term is defined in the Code) generally must be included in an individual’s tax base for purposes of calculating the shareholder’s liability for U.S. federal AMT. Corporate shareholders will be required to include all exempt-interest dividends in determining their federal AMT. The AMT calculation for corporations is based, in part, on a corporation’s earnings and profits for the year. A corporation must include all exempt-interest dividends in calculating its earnings and profits for the year. Putnam AMT-Free Municipal Fund intends to distribute exempt-interest dividends that will not be taxable for federal AMT purposes for individuals. It intends to make such distributions by investing in Tax-exempt Securities other than private activity bonds that are issued after August 7, 1986 (other than “qualified 501(c)(3) bonds,” as such term is defined in the Code). Because corporate shareholders are required to include all exempt-interest dividends in determining their federal AMT, exempt-interest dividends distributed by Putnam AMT-Free Municipal Fund will be taxable for purposes of the federal AMT.

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Funds of funds. If the fund invests in shares of underlying funds, a portion of its distributable income and gains will consist of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until and only to the extent that it disposes of shares of the underlying fund in a transaction qualifying for sale or exchange treatment or those losses reduce distributions required to be made by the underlying fund. Moreover, even when the fund does make such a disposition, a portion of its loss

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may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the fund will be required to distribute to shareholders may be greater than such amounts would have been had the fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the amount or timing of distributions from the fund qualifying for treatment as being of a particular character (e.g., as long-term capital gain, exempt interest, eligible for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the fund invested directly in the securities held by the underlying funds. In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to the fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the fund at a loss and the fund acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

If the fund receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund reports such dividends as “qualified dividend income,” then the fund may, in turn, report a portion of its distributions as “qualified dividend income” as well, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If the fund receives dividends from an underlying fund and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to designate a portion of its distributions as eligible for the dividends-received deduction, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If the fund were to own 20% or more of the voting interests of an investment company, subject to a safe harbor in respect of certain fund of funds arrangements, the fund would be required to “look through” the investment company to its holdings and combine the appropriate percentage (as determined pursuant to the applicable Treasury Regulations) of the investment company’s assets with the fund’s assets for purposes of satisfying the 25% diversification test described above.

If, at the close of each quarter of the fund’s taxable year, at least 50% of its total assets consists of interests in other regulated investment companies (such fund, a “qualified fund of funds”), the fund will be permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests, or interest on any tax-exempt obligations in which it directly invests, if any. For further information regarding exempt-interest dividends, see “Exempt-interest dividends,” above.

If the fund is a qualified fund of funds, the fund will be entitled to elect to pass through to its shareholders a credit or deduction for foreign taxes (if any) borne in respect of foreign securities income earned by the fund, or by any underlying funds and passed through to the fund. If the fund so elects, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, if any, treated as paid by the fund. Even if the fund is eligible to make such an election for a given year, it may determine not to do so. If the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction. See “Foreign taxes” below for more information.

Derivatives, hedging and related transactions; certain exposure to commodities. In general, option premiums received by the fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or

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otherwise terminates the option (e.g., through a closing transaction). If a call option written by the fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by the fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the fund may trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the Commodities Futures Trading Commission is treated as short-term gain or loss, and 60% is treated as long-term gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, such contracts held by the fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of options and futures transactions, the fund’s derivative transactions, including transactions in options, futures contracts, straddles, securities loan and other similar transactions, including for hedging purposes, will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains, short-term capital losses into long-term capital losses, or capital gains into ordinary income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund may make any applicable elections pertaining to such transactions consistent with the interests of the fund.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

A fund’s use of commodity-linked derivatives can be limited by the fund’s intention to qualify as a regulated investment company and can bear on its ability to so qualify. Income and gains from certain commodity-linked

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derivatives do not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which the fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If the fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level.

The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked exchange-traded notes (“ETNs”) and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect the fund’s ability to qualify for treatment as a regulated investment company and to avoid a fund-level tax.

To the extent that, in order to achieve exposure to commodities, the fund invests in entities that are treated as pass-through vehicles for U.S. federal income tax purposes, including, for instance, certain ETFs (e.g., ETFs investing in gold bullion) and partnerships other than qualified publicly traded partnerships (as defined earlier), all or a portion of any income and gains from such entities could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement described above. In such a case, the fund’s investments in such entities could be limited by its intention to qualify as a regulated investment company and could bear on its ability to so qualify. Certain commodities-related ETFs may qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement and thus could adversely affect the fund’s ability to qualify as a regulated investment company for a particular year. In addition, the diversification requirement described above for regulated investment company qualification will limit the fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the fund’s total assets as of the close of each quarter of the fund’s taxable year.

Certain of the fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the fund’s book income is less than its taxable income (or, for tax-exempt funds, the sum of its net tax-exempt and taxable income), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate fund-level income tax. In the alternative, if the fund’s book income exceeds the sum of its taxable income and tax-exempt income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in REITs. The fund’s investment in REIT equity securities may result in the fund’s receipt of cash in excess of the REIT’s earnings. If the fund distributes such amounts, such distribution could constitute a return of capital to the fund shareholders for U.S. federal income tax purposes. Dividends received by the fund from a REIT generally will not constitute qualified dividend income and will not qualify for the corporate dividends-received deduction.

The fund may invest in REITs, including REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect), REITs that are themselves taxable mortgage pools (“TMPs”) or REITs that invest in TMPs. Under a notice issued by the IRS in October

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2006 and Treasury regulations that have not yet been issued, but apply retroactively, a portion of the fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly. As a result, a fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. Any investment in residual interests of CMO that has elected to be treated as a REMIC can create complex tax problems, especially if the fund has state or local governments or other tax-exempt organizations as shareholders.

Income of a fund that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the fund. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the fund recognizes excess inclusion income derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the fund exceeds the fund's investment company taxable income (after taking into account deductions for dividends paid by the fund).

Under legislation enacted in December 2006, a charitable remainder trust (“CRT”), as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes excess inclusion income, then the fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the fund.

Return of capital distributions. If the fund makes a distribution in and with respect to any taxable year to a shareholder in excess of the fund’s current and accumulated “earnings and profits,” the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. Dividends and distributions on the fund’s shares generally are subject to federal income tax as described herein to the extent they do not exceed the fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions

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are likely to occur in respect of shares purchased at a time when the fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized income and gains may be required to be distributed even when the fund’s net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the fund prior to the shareholder’s investment (and thus included in the price paid by the shareholder).

Securities issued or purchased at a discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the fund’s income (and required to be distributed by the fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the fund may elect to accrue market discount currently, in which case the fund will be required to include the accrued market discount in the fund's income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the fund's income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price) or OID. The fund will be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

If the fund holds the foregoing kinds of securities, or other debt securities subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the fund actually received. Such distributions may be made from the cash assets of the fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than if the fund had not held such securities.

Securities purchased at a premium. Very generally, where the fund purchases a bond at a price that exceeds the redemption price at maturity ( i . e ., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the fund is permitted to deduct any remaining

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premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the fund to reduce its tax basis by the amount of amortized premium.

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Higher-Risk Securities. The fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as whether the fund should recognize market discount on a debt obligation and, if so, the amount of market discount the fund should recognize, when the fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

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Capital loss carryforward. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the fund retains or distributes such gains. If a fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. If the fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset long-term capital gains. The fund must use any post 2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. The amounts and expiration dates, if any, of any capital loss carryforwards available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in this Part II of the SAI or incorporated by reference into this SAI.

Foreign taxes. If more than 50% of the fund’s assets at taxable year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. A qualified fund of funds also may elect to pass through to its shareholders foreign taxes it has paid or foreign taxes passed through to it by any underlying fund that itself elected to pass through such taxes to shareholders (see “Funds of funds” above). In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the fund is eligible to make such an election for a given year, it may determine not to do so. However, even if the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

Passive Foreign Investment Companies. Investments treated as equity for federal income tax purposes in certain “passive foreign investment companies” (“PFICs”, as defined below) could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on the proceeds from the disposition of its investment in such a company. This tax cannot be eliminated by making distributions to fund shareholders; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.” The QEF and

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mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the fund to avoid taxation. Making either of these elections therefore may require the fund to liquidate other investments to meet its distribution requirement, which may also accelerate the recognition of gain and affect the fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” If the fund indirectly invests in PFICs by virtue of the fund’s investments in other funds, it may not make such PFIC elections; rather, the underlying funds directly investing in the PFICs would decide whether to make such elections.

Because it is not always possible to identify a foreign corporation as a PFIC, the fund may incur the tax and interest charges described above in some instances.

A PFIC is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign currency-denominated securities and related hedging transactions. The fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses generally will reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the fund to offset income or gains earned in subsequent taxable years.

Sale or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss generally will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. This loss disallowance, however, does not apply with respect to redemptions of fund shares held for six months or less with respect to a regular exempt-interest dividend paid by the fund if such fund declares substantially all of its net tax-exempt income as exempt-interest dividends on a daily basis, and pays such dividends at least on a monthly basis. In addition, any loss (not already disallowed as provided in the preceding sentences) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Cost basis reporting. Upon the redemption or exchange of a shareholder’s shares in the fund, the fund, or, if such shareholder’s shares are then held through a financial intermediary, the financial intermediary, will be required to provide the shareholder and the IRS with cost basis and certain other related tax information about the fund shares the shareholder redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Shareholders can visit www.putnam.com/costbasis, or call the fund at 1-800-225-1581, or consult their financial representatives, as appropriate, for more information regarding available methods for cost basis reporting and how to select a

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particular method. Shareholders should consult their tax advisors to determine which available cost basis method is best for them.

Shares purchased through tax-qualified plans. Special tax rules apply to investments through employer-sponsored retirement plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisors to determine the suitability of shares of the fund as an investment through such plans and arrangements the precise effect of an investment on their particular tax situation.

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Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. The current back-up withholding tax rate is 28%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

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In order for a foreign investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisors in this regard.

Tax shelter reporting regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. shareholders. Distributions by the fund to shareholders that are not “U.S. person” within the meaning of the Code (“foreign shareholders”) properly reported by the fund as (1) Capital Gain Dividends, (2) interest-related dividends, (3) short-term capital gain dividends, each as defined below and subject to certain conditions described below, and (4) exempt-interest dividends generally are not subject to withholding of U.S. federal income tax.

The exception to withholding for “interest-related dividends” generally applies with respect to distributions (other than distributions to a foreign shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly reported by the fund in a written notice to shareholders. The exception to withholding for “short-term capital gain dividends” applies to distributions (other than (a) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly reported by the fund in a written notice to shareholders (a “short-term capital gain dividend”).

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The fact that a fund achieves its goals by investing in underlying funds generally does not adversely affect the fund’s ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its investments in underlying funds, except possibly to the extent that (1) interest-related dividends received by the fund are offset by deductions allocable to the fund’s qualified interest income or (2) short-term capital gain dividends received by the fund are offset by the fund’s net short- or long-term capital losses, in which case the amount of a distribution from the fund to a foreign shareholder that is properly reported as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds.

Distributions by the fund to foreign shareholders other than Capital Gain Dividends, interest-related dividends, and short-term capital gain dividends and exempt-interest dividends (e.g.,; dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S.-source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the fund or on Capital Gain Dividends , unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States; (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met; or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder's sale of shares of the fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

If a beneficial holder who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Special rules would apply if the fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including RICs and REITs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a fund is a QIE.

If an interest in the fund were a USRPI, the fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

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If the fund were a QIE under a special “look-through” rule, any distributions by the fund to a foreign shareholder (including, in certain cases, distributions made by the fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the fund from a lower-tier RIC or REIT that the fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the fund would retain their character as gains realized from USRPIs in the hands of the fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the fund.

Foreign shareholders of the fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of fund shares.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the fund.

Other reporting and withholding requirements . Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays and 30% of the gross proceeds of share redemptions or exchanges and certain capital gain dividends it pays on or after January 1, 2017 (which date, under recent Treasury guidance, is expected to be delayed until on or after January 1, 2019). If a payment by the fund is subject to FATCA withholding, the fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends, short-term capital gain dividends and interest-related dividends). Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations. The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

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MANAGEMENT

Trustees

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Liaquat Ahamed (Born	Author; won Pulitzer	Trustee of the Brookings Institution (a nonprofit
1952), Trustee since 2012	Prize for Lords of	public policy organization). Mr. Ahamed is also a
	Finance: The Bankers	director of the Rohatyn Group, an emerging-market
	Who Broke the World.	fund complex that manages money for institutions.
	Director of Aspen	Mr. Ahamed has 25 years experience in the
	Insurance Co., a New	management of fixed income portfolios and was
	York Stock Exchange	previously the Chief Executive Officer of Fischer
	company and Chair of	Francis Trees & Watts, Inc., a fixed-income
	the Aspen Board’s	investment management subsidiary of BNP Paribas.
	Investment Committee.	Mr. Ahamed holds a B.A. in economics from Trinity
College, Cambridge University and an M.A. in
economics from Harvard University.

Ravi Akhoury (Born 1947),	Served as Chairman and	Director of RAGE Frameworks, Inc. and English
Trustee since 2009	CEO of MacKay Shields	Helper, Inc. (each a private software company). Mr.
	(a multi-product	Akhoury previously served as Director of Jacob
	investment management	Ballas Capital India (a non-banking finance company
	firm) from 1992 to 2007.	focused on private equity advisory services) and a
member of its Compensation Committee. He also
served as Director and on the Compensation
Committee of MaxIndia/New York Life Insurance
Company in India. Mr. Akhoury is also a Trustee of
the Rubin Museum, serving on the Investment
Committee, and of American India Foundation. Mr.
Akhoury is a former Vice President and Investment
Policy Committee member of Fischer, Francis, Trees
and Watts (a fixed-income investment management
subsidiary of BNP Paribas). He previously served on
the Board of Bharti Telecom (an Indian
telecommunications company) and was a member of
its Audit and Compensation Committees. He also
served on the Board of Thompson Press (a publishing
company) and was a member of its Audit Committee.
Mr. Akhoury graduated from the Indian Institute of
Technology with a BS in Engineering and obtained
an MS in Quantitative Methods from SUNY at Stony
Brook.

February 28, 2016	II-71

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Barbara M. Baumann (Born	President of Cross Creek	Director of Buckeye Partners, L.P. (a publicly traded
1955), Trustee since 2010	Energy Corporation, a	master limited partnership focused on pipeline
	strategic consultant to	transport, storage and distribution of petroleum
	domestic energy firms	products) and Devon Energy Corporation (a leading
	and direct investor in	independent natural gas and oil exploration and
	energy projects.	production company). She serves on the board of The
Denver Foundation, is a former Chair of the Board,
and a current Board member, of Girls Inc. of Metro
Denver (a nonprofit organization benefitting young
women), and serves on the Finance Committee of the
Children’s Hospital of Colorado. Until September
2014, Ms. Baumann was a director of UNS Energy
Corporation (a publicly held electric and gas utility in
Arizona). Until May 2014, Ms. Baumann was a
Director of SM Energy Corporation (a publicly held
U.S. exploration and production company). Until
May 2012, Ms. Baumann was a Director of CVR
Energy, Inc. (a publicly held petroleum refiner and
fertilizer manufacturer). Prior to 2003, she was
Executive Vice President of Associated Energy
Managers, LLC (a domestic private equity firm).
From 1981 until 2000 she held a variety of financial
and operational management positions with the
global energy company Amoco Corporation and its
successor, BP. Ms. Baumann holds a B.A. from
Mount Holyoke College and an MBA from The
Wharton School of the University of Pennsylvania.

Jameson A. Baxter (Born	President of Baxter	Chair of the Mutual Fund Directors Forum; Director
1943), Trustee since 1994,	Associates, Inc., (a	of the Adirondack Land Trust; and Trustee of the The
Vice Chair from 2005 to 2011	private investment firm).	Nature Conservancy’s Adirondack Chapter. Until
and Chair since 2011		2011, Ms. Baxter was a Director of ASHTA
Chemicals Inc. Until 2007, Ms. Baxter was a
Director of Banta Corporation (a printing and supply
chain management company), Ryerson, Inc. (a
metals service company) and Advocate Health Care.
She has also served as a director on a number of other
boards including BoardSource (formerly the
National Center for Nonprofit Boards), Intermatic
Corporation (a manufacturer of energy control
products) and MB Financial. She is Chairman
Emeritus of the Board of Trustees, Mount Holyoke
College. Ms. Baxter is also a graduate of Mount
Holyoke College.

February 28, 2016	II-72

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Robert J. Darretta (Born	Mr. Darretta serves as a	Until April, 2007, Mr. Darretta was Vice Chairman
1946), Trustee since 2007	director of the United	of the Board of Directors of Johnson & Johnson (a
	Health Group. From	diversified health care conglomerate). Mr. Darretta
	2009-2012, Mr. Darretta	received a B.S. in Economics from Villanova
	served as the Health Care	University.
Industry Advisor to
Permira, (a global private
equity firm). Prior to
2007, Mr. Darretta was
the Chief Financial
Officer of Johnson &
Johnson.


Katinka Domotorffy (Born	Voting member of the	Director of Reach Out and Read of Greater New
1975), Trustee since 2012	Investment Committees	York, an organization dedicated to promoting
	of the Anne Ray	childhood literacy; and of the Great Lakes Science
	Charitable Trust and	Center. Ms. Domotorffy holds a BSc in Economics
	Margaret A. Cargill	from the University of Pennsylvania and an MSc in
	Foundation, part of the	Accounting and Finance from the London School of
	Margaret A. Cargill	Economics.
Philanthropies. Prior to
2012, Ms. Domotorffy
was Partner, Chief
Investment Officer, and
Global Head of
Quantitative Investment
Strategies at Goldman
Sachs Asset
Management


John A. Hill (Born 1942),	Vice Chairman, First	Director of Devon Energy Corporation and various
Trustee since 1985 and	Reserve Corporation (a	private companies owned by First Reserve
Chairman from 2000 to 2011	private equity buyout	Corporation. He is also Chairman of The Board of
	firm that specializes in	Trustees of Sarah Lawrence College and a member
	energy investments in the	of the Advisory Board of the Millstein Center for
	diversified world-wide	Global Markets and Corporate Ownership at the
	energy industry).	Columbia University Law School. Mr. Hill received
a B.A in Economics from Southern Methodist
University and pursued graduate studies as a
Woodrow Wilson Fellow.

February 28, 2016	II-73

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Paul L. Joskow (Born 1947),	President of the Alfred P.	Trustee of Yale University; a Director of Exelon
Trustee since 1997	Sloan Foundation (a	Corporation (an energy company focused on power
	philanthropic institution	services); and a Member of the Board of Overseers of
	focused primarily on	the Boston Symphony Orchestra. Prior to April 2013,
	research and education	he served as Director of TransCanada Corporation
	on issues related to	and TransCanada Pipelines Ltd. (energy companies
	science, technology and	focused on natural gas transmission, oil pipelines,
	economic performance).	and power services.) Prior to August 2007, he served
	He is the Elizabeth and	as a Director of National Grid (a U.K.-based holding
	James Killian Professor	company with interests in electric and gas
	of Economics, Emeritus	transmission and distribution and
	at the Massachusetts	telecommunications infrastructure). Prior to July,
	Institute of Technology	2006, he served as President of the Yale University
	(“MIT”).	Council. Prior to February 2005, he served on the
	Prior to 2007, he was the	board of the Whitehead Institute for Biomedical
	Director of the Center for	Research (a non-profit research institution). Prior to
	Energy and	February 2002, he was a Director of State Farm
	Environmental Policy	Indemnity Company (an automobile insurance
	Research at MIT.	company), and prior to March 2000, he was a
Director of New England Electric System (a public
utility holding company). Dr. Joskow holds a Ph.D.
and a M.Phil. from Yale University and a B.A. from
Cornell University.

Kenneth R. Leibler (Born	A founder and former	Until November 2010, Mr. Leibler was a Director of
1949), Trustee since 2006	Chairman of the Boston	Ruder Finn Group (a global communications and
	Options Exchange (an	advertising firm). Prior to December 2006, Mr.
	electronic market place	Leibler served as a Director of the Optimum Funds
	for the trading of listed	Group. Prior to October 2006, he served as a Director
	derivatives securities).	of ISO New England (the organization responsible
	He currently serves on	for the operation of the electric generation system in
	the Board of Trustees of	the New England states). Prior to 2000, he was a
	Beth Israel Deaconess	Director of the Investment Company Institute in
	Hospital in Boston and as	Washington, D.C. Prior to January 2005, Mr. Leibler
	a Director of Beth Israel	served as Chairman and Chief Executive Officer of
	Deaconess Care	the Boston Stock Exchange. Prior to January 2000,
	Organization, an	he served as President and Chief Executive Officer of
	accountable care group	Liberty Financial Companies (a publicly traded
	jointly owned by the	diversified asset management organization). Prior to
	medical center and its	June 1990, he served as President and Chief
	affiliated physicians	Operating Officer of the American Stock Exchange
	network. He is also	(AMEX). Prior to serving as AMEX President, he
	Director of Eversource	held the position of Chief Financial Officer, and
	Corporation, which	headed its management and marketing operations.
	operates New England’s	Mr. Leibler graduated with a B.A in Economics from
	largest energy delivery	Syracuse University.
system.

February 28, 2016	II-74

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Robert E. Patterson (Born	Co-Chairman of Cabot	Mr. Patterson is past Chairman and served as a
1945), Trustee since 1984	Properties, Inc. (a private	Trustee of the Joslin Diabetes Center. Prior to
	equity firm investing in	December 2001, Mr. Patterson served as the
	commercial real estate)	President and as a Trustee of Cabot Industrial Trust
	and Chairman of the	(a publicly-traded real estate investment trust). He
	Investment Committee	has also served as a Trustee of the Sea Education
	of Cabot Properties.	Association. Prior to 1998, he was Executive Vice
President and Director of Acquisitions of Cabot
Partners Limited Partnership (a registered investment
adviser involved in institutional real estate
investments). Prior to 1990, he served as Executive
Vice President of Cabot, Cabot & Forbes Realty
Advisers, Inc. (the predecessor company of Cabot
Partners). Mr. Patterson practiced law and held
various positions in state government, and was the
founding Executive Director of the Massachusetts
Industrial Finance Agency. Mr. Patterson is a
graduate of Harvard College and Harvard Law
School.

George Putnam, III (Born	Chairman of New	Director of The Boston Family Office, LLC (a
1951), Trustee since 1984	Generation Research,	registered investment advisor), a Trustee of
	Inc. (a publisher of	Epiphany School and a Trustee of the Marine
	financial advisory and	Biological Laboratory. Until 2010, Mr. Putnam was a
	other research services)	Trustee of St. Mark’s School. Until 2006, Mr.
	and President of New	Putnam was a Trustee of Shore Country Day School.
	Generation Advisors,	Until 2002, he was a Trustee of the Sea Education
	LLC (a registered	Association. Mr. Putnam is a graduate of Harvard
	investment adviser to	College, Harvard Business School and Harvard Law
	private funds), which are	School.
firms he founded in
1986. Prior to June 2007,
Mr. Putnam was
President of the Putnam
Funds.

W. Thomas Stephens (Born	Prior to 2009, Mr.	Until 2014, Mr. Stephens was a Director of
1942), Trustee from	Stephens was Chairman	TransCanadaPipelines Ltd. (an energy infrastructure
1997-2008, and since 2009	and Chief Executive	company). Until 2010, Mr. Stephens was a Director
	Officer of Boise	of Boise Inc. (a manufacturer of paper and packaging
	Cascade, LLC (a paper,	products). Until 2004, Mr. Stephens was a Director
	forest product and	of Xcel Energy Incorporated (a public utility
	timberland assets	company), Qwest Communications and Norske
	company).	Canada, Inc. (a paper manufacturer). Until 2003, Mr.
Stephens was a Director of Mail-Well, Inc. (a
diversified printing company). Prior to July 2001,
Mr. Stephens was Chairman of Mail-Well. Mr.
Stephens holds B.S. and M.S. degrees from the
University of Arkansas.

February 28, 2016	II-75

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Interested Trustees

*Robert L. Reynolds (Born	President and Chief	Director of several not-for-profit boards, including
1952), Trustee since 2008	Executive Officer of	West Virginia University Foundation, the Concord
	Putnam Investments	Museum, Dana-Farber Cancer Institute, and Boston
	since 2008 and, since	Chamber of Commerce. He is a member of the Chief
	2014, President and	Executives Club of Boston, the National
	Chief Executive Officer	Innovation Initiative, and the Council on
	of Great-West Financial,	Competitiveness, and he is a former President of the
	a financial services	Commercial Club of Boston. Prior to 2008, he
	company that provides	served as a Director of FMR Corporation, Fidelity
	retirement savings plans,	Investments Insurance Ltd., Fidelity Investments
	life insurance, and	Canada Ltd., and Fidelity Management Trust
	annuity and executive	Company and as a Trustee of the Fidelity Family of
	benefits products, and of	Funds. Mr. Reynolds received a B.S. in Business
	Great-West Lifeco U.S.	Administration with a major in Finance from West
	Inc., a holding company	Virginia University.
that owns Putnam
Investments and
Great-West Financial.
Member of Putnam
Investments’ and
Great-West Financial’s
Board of Directors. Prior
to joining Putnam
Investments in 2008, Mr.
Reynolds was Vice
Chairman and Chief
Operating Officer of
Fidelity Investments
from 2000 to 2007.

1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of December 31, 2015, there were 117 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, death or removal.

* Trustee who is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of the fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds.

Trustee Qualifications

Each of the fund’s Trustees was most recently elected by shareholders of the fund during 2014, although most of the Trustees have served on the Board for many years. The Board Policy and Nominating Committee is responsible for recommending proposed nominees for election to the full Board of Trustees for its approval. As

February 28, 2016	II-76

part of its deliberative process, the Committee considers the experience, qualifications, attributes and skills that it determines would benefit the Putnam funds at the time.

In recommending the election of the current board members as Trustees, the Committee generally considered the educational, business and professional experience of each Trustee in determining his or her qualifications to serve as a Trustee of the fund, including the Trustee's record of service as a director or trustee of public and private organizations. (This included, but was not limited to, consideration of the specific experience noted in the preceding table.) In the case of most members of the Board, the Committee considered his or her previous service as a member of the Board of Trustees of the Putnam funds, which demonstrated a high level of diligence and commitment to the interests of fund shareholders and an ability to work effectively and collegially with other members of the Board.

The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Trustees and considered the attributes as indicative of the person’s ability to deal effectively with the types of financial, regulatory, and/or investment matters that typically arise in the course of a Trustee’s work:

Liaquat Ahamed -- Mr. Ahamed’s experience as Chief Executive Officer of a major investment management organization and as head of the investment division at the World Bank, as well as his experience as an author of economic literature.

Ravi Akhoury -- Mr. Akhoury's experience as Chairman and Chief Executive Officer of a major investment management organization.

Barbara M. Baumann -- Ms. Baumann’s experience in the energy industry as a consultant, an investor, and in both financial and operational management positions at a global energy company, and her service as a director of multiple NYSE companies.

Jameson A. Baxter -- Ms. Baxter's experience in corporate finance acquired in the course of her career at a major investment bank, her experience as a director and audit committee chair of two NYSE companies and her role as Chair of the Mutual Fund Directors Forum.

Robert J. Darretta -- Mr. Darretta's experience as the Chief Financial Officer and Vice Chairman of the board of a major NYSE health products company.

Katinka Domotorffy -- Ms. Domotorffy’s experience as Chief Investment Officer and Global Head of Quantitative Investment Strategies at a major asset management organization.

John A. Hill -- Mr. Hill's experience as founder and chairman of an open-end mutual fund and as a founder and lead managing partner of one of the largest private equity firms in the United States.

Paul L. Joskow -- Dr. Joskow's education and experience as a professional economist familiar with financial economics and related issues and his service on multiple for-profit boards.

Kenneth R. Leibler -- Mr. Leibler's extensive experience in the financial services industry, including as Chief Executive Officer of a major asset management organization, and his service as a director of various public and private companies.

Robert E. Patterson -- Mr. Patterson’s training and experience as an attorney and his experience as president of a NYSE company.

February 28, 2016	II-77

George Putnam, III -- Mr. Putnam’s training and experience as an attorney, his experience as the founder and Chief Executive Officer of an investment management firm and his experience as an author of various publications on the subject of investments.

W. Thomas Stephens -- Mr. Stephens's extensive business experience, including his service as Chief Executive Officer of four public companies, as non-executive chairman of two public companies and as a director of numerous other public companies.

Interested Trustee

Robert L. Reynolds -- Mr. Reynolds’s extensive experience as a senior executive of one of the largest mutual fund organizations in the United States and his current role as President and Chief Executive Officer of Putnam Investments.


On January 8, 2016, Great-West Financial, a company under common control with Putnam Investments, LLC and of which Mr. Reynolds is the Chief Executive Officer, entered into a loan application and rate lock agreement as the lending party with Cabot Industrial Core Fund Operating Partnership, L.P (“Cabot OP”), the proposed guarantor for a collection of six borrowing parties, each being a limited liability company wholly owned by Cabot OP. The loan is intended to provide long-term financing in the form of a 7 year loan totaling $72.25 million to Cabot Industrial Core Fund, L.P. (the “Cabot Fund”). Cabot OP is an entity through which the Cabot Fund holds certain investments. The interest rate for the loan has been set at 3.48%. Mr. Patterson may be deemed to have an indirect interest in the transaction, or an indirect relationship with Great-West Financial, through his position as an officer of Cabot OP and as Co-Chairman of the Investment Committee of the Cabot Fund, which approved the proposed loan on behalf of the borrowing parties. Mr. Patterson has an 18.3% ownership interest in Cabot Properties, Inc., the highest controlling entity of Cabot OP, and is also a 14.3% partner in Cabot Properties, L.P., the asset manager of the Cabot Fund.


Officers

In addition to Robert L. Reynolds, the fund’s President, the other officers of the fund are shown below. All of the officers of your fund are employees of Putnam Management or its affiliates or are members of the Trustees’ independent administrative staff.

Name, Address[1] , Year of Birth,	Length of Service with	Principal Occupation(s) During Past 5 Years and
Position(s) Held with Fund	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Distributor[3]

Jonathan S. Horwitz[4] (Born 1955)	Since 2004	Executive Vice President, Principal Executive
Executive Vice President, Principal		Officer, and Compliance Liaison, The Putnam Funds.
Executive Officer, and Compliance
Liaison

Steven D. Krichmar (Born 1958)	Since 2002	Chief of Operations, Putnam Investments and
Vice President and Principal Financial		Putnam Management.
Officer

Robert T. Burns (Born 1961)	Since 2011	General Counsel, Putnam Investments, Putnam
Vice President and Chief Legal		Management and Putnam Retail Management.
Officer


James F. Clark[3] (Born 1974)	Since 2016	Associate General Counsel, Putnam Investments,
Chief Compliance Officer		Putnam Management and Putnam Retail
Management (2003-2015).

February 28, 2016	II-78

Name, Address[1] , Year of Birth,	Length of Service with	Principal Occupation(s) During Past 5 Years and
Position(s) Held with Fund	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Distributor[3]

Michael J. Higgins[4] (Born 1976)	Since 2010	Vice President, Treasurer, and Clerk, The Putnam
Vice President, Treasurer, and Clerk		Funds


Janet C. Smith (Born 1965)	Since 2007	Director of Fund Administration Services, Putnam
Vice President, Principal Accounting		Investments and Putnam Management.
Officer, and Assistant Treasurer

Susan G. Malloy (Born 1957)	Since 2007	Director of Accounting and Control Services, Putnam
Vice President and Assistant		Management.
Treasurer

James P. Pappas (Born 1953)	Since 2004	Director of Trustee Relations, Putnam Investments
Vice President		and Putnam Management.

Mark C. Trenchard (Born 1962)	Since 2002	Director of Operational Compliance, Putnam
Vice President and BSA Compliance		Investments, Putnam Retail Management
Officer

Nancy E. Florek[4] (Born 1957)	Since 2000	Vice President, Director of Proxy Voting and
Vice President, Director of Proxy		Corporate Governance, Assistant Clerk, and
Voting and Corporate Governance,		Associate Treasurer, The Putnam Funds.
Assistant Clerk, and Associate
Treasurer

1 The address of each Officer is One Post Office Square, Boston, MA 02109.

2 Each officer serves for an indefinite term, until his or her resignation, retirement, death or removal.

3 Prior positions and/or officer appointments with the fund or the fund’s investment adviser and distributor have been omitted.

4 Officers of the fund indicated are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management by the funds.

Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

Leadership Structure and Standing Committees of the Board of Trustees

For details regarding the number of times the standing committees of the Board of Trustees met during a fund's last fiscal year, see "Trustee responsibilities and fees" in Part I of this SAI.

Board Leadership Structure. Currently, 12 of the 13 Trustees of your fund are Independent Trustees, meaning that they are not considered "interested persons" of your fund or its investment manager. These Independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of independent trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session ( i. e ., without representatives of your fund’s investment manager or its affiliates present). An Independent Trustee currently serves as chair of the Board.

February 28, 2016	II-79

Taking into account the number, the diversity and the complexity of the funds overseen by the Board and the aggregate amount of assets under management, your fund’s Trustees have determined that the efficient conduct of the Board's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The Executive Committee, Audit, Compliance and Distributions Committee, and Board Policy and Nominating Committee are authorized to take action on certain matters as specified in their charters or in policies and procedures relating to the governance of the funds; with respect to other matters, these committees review and evaluate and make recommendations to the Trustees as they deem appropriate. The other committees also review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, counsel and independent registered public accountants as well as other experts. The committees meet as often as appropriate, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chair of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee. Each committee is chaired by an Independent Trustee and, except as noted below, the membership and chairs of each committee consist exclusively of Independent Trustees.

The Trustees have determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund's affairs. While risk management is the primary responsibility of the fund's investment manager, the Trustees receive reports regarding investment risks, compliance risks and other risks. The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the funds and to discuss with the fund's investment manager how it monitors and controls such risks.

Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee provides oversight on matters relating to the preparation of the funds’ financial statements, compliance matters, internal audit functions, and Codes of Ethics issues. This oversight is discharged by regularly meeting with management and the funds’ independent registered public accountants and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent registered public accountants, including their independence. The Committee also oversees all dividends and distributions by the funds. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and determines such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for distributions, and meets regularly with representatives of Putnam Management to review the implementation of these policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The members of the Committee include only Trustees who are not “interested persons” of the funds or Putnam Management. Each member of the Committee also is “independent,” as that term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the listing standards of the NYSE. The Board of Trustees has adopted a written charter for the Committee, a current copy of which is available at putnam.com/individual. The Committee currently consists of Messrs. Darretta (Chairperson), Akhoury, Hill and Patterson, and Mses. Baumann and Domotorffy.

Board Policy and Nominating Committee . The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee will consider nominees for Trustee recommended by shareholders of a fund provided that such recommendations are submitted by the date disclosed in the fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the Exchange Act. The Committee also reviews policy matters affecting the operation of the Board and its independent staff. In addition, the Committee oversees the voting of proxies associated with portfolio investments of the funds with the goal of ensuring that these proxies are voted in the best interest of the funds’ shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee generally

February 28, 2016	II-80

believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Committee is composed entirely of Trustees who are not “interested persons” of the funds or Putnam Management and currently consists of Messrs. Hill (Chairperson), Leibler, Patterson and Putnam, Dr. Joskow and Ms. Baxter.

Brokerage Committee. The Brokerage Committee reviews the funds' policies regarding the execution of portfolio trades and Putnam Management's practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Putnam Management to obtain brokerage and research services generally useful to it in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Dr. Joskow (Chairperson), Ms. Baxter, and Messrs. Ahamed, Leibler, Putnam and Stephens.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds' assets for distribution purposes pursuant to Distribution Plans of the funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews the proposed organization of new fund products, proposed structural changes to existing funds and matters relating to closed-end funds. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Putnam (Chairperson), Ahamed, Leibler and Stephens, Dr. Joskow and Ms. Baxter.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to review annual and ongoing goals, objectives and priorities for the Board of Trustees and to facilitate coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Ms. Baxter (Chairperson), and Messrs. Hill, Leibler, Patterson and Putnam.

Investment Oversight Committees. The Investment Oversight Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the funds in light of their stated goals and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate Board committees to ensure that any such issues are properly addressed. Investment Oversight Committee A currently consists of Mses. Domotorffy (Chairperson) and Baumann, Messrs. Ahamed, Leibler, Putnam and Stephens and Dr. Joskow. Investment Oversight Committee B currently consists of Messrs. Akhoury (Chairperson), Darretta, Hill, Patterson and Reynolds, and Ms. Baxter.

Pricing Committee. The Pricing Committee oversees the valuation of assets of the Putnam funds and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee also oversees implementation of these policies, including fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also oversees compliance by money market funds with Rule 2a-7 under the 1940 Act and the correction of occasional pricing errors. The Committee also reviews matters related to the liquidity of portfolio holdings. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Mses. Baumann (Chairperson) and Domotorffy, and Messrs. Akhoury, Darretta, Hill and Patterson.

February 28, 2016	II-81

Indemnification of Trustees

The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it has been finally adjudicated that (a) they have not acted in good faith, (b) they have not acted in the reasonable belief that their actions were (i) in the best interests of the fund or (ii) at least were not opposed to the best interests of the fund, (c) in the case of a criminal proceeding, they had reasonable cause to believe the action was unlawful or (d) they were liable to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

For details of Trustees’ fees paid by the fund and information concerning retirement guidelines for the Trustees, see “Charges and expenses” in Part I of this SAI.

Putnam Management and its Affiliates

Putnam Management is one of America’s oldest and largest money management firms. Putnam Management’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund’s portfolio. By pooling an investor’s money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937.

Putnam Management is a subsidiary of Putnam Investments. Great-West Lifeco Inc., a financial services holding company with operations in Canada, the United States and Europe and a member of the Power Financial Corporation group of companies, owns a majority interest in Putnam Investments. Power Financial Corporation, a diversified management and holding company with direct and indirect interests in the financial services sector in Canada, the United States and Europe, is a subsidiary of Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

Trustees and officers of the fund who are also officers of Putnam Management or its affiliates or who are stockholders of Putnam Investments or its parent companies will benefit from the advisory fees, sales commissions, distribution fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund’s net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund’s portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management’s compensation under the Management Contract, see “Charges and expenses” in Part I of this SAI. Putnam Management’s compensation under the Management Contract may be

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reduced in any year if the fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term “expenses” is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Fund-specific expense limitation. Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund’s expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on Putnam Management’s compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any such expense limitation specific to a particular fund are described in the prospectus and/or Part I of this SAI .

General expense limitation. Through the expiration of the one-year period following the effective date of the annual update of each fund’s Registration Statement, Putnam Management will reimburse expenses or waive fees of the fund to the extent necessary to limit the cumulative expenses of the fund, excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, any upward or downward adjustments to a fund’s base management fee, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis, to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period.

In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund’s most recent fiscal year is included in “Charges and expenses” in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on 30 days’ written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Putnam Management has entered into a Master Sub-Accounting Services Agreement with State Street Bank and Trust Company ("State Street"), under which Putnam Management has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund. Putnam Management pays State Street a fee, monthly, based on a combination of fixed annual charges and charges based on the fund's

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assets and the number and types of securities held by the fund, and reimburses State Street for certain out-of-pocket expenses.

The Sub-Manager

If so disclosed in the fund’s prospectus, PIL, an affiliate of Putnam Management, has been retained as the sub-manager for a portion of the assets of the fund, as determined by Putnam Management from time to time, pursuant to a sub-management agreement between Putnam Management and PIL. Under the terms of the sub-management contract, PIL, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PIL from time to time by Putnam Management and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management. Putnam Management may also, at its discretion, request PIL to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers. PIL, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-management contract provides that PIL shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PIL.

The sub-management contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PIL or Putnam Management, on 30 days’ written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

The Sub-Adviser

If so disclosed in the fund’s prospectus, The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, has been retained as a sub-adviser for a portion of the assets of the fund, as determined from time to time by Putnam Management or, with respect to portions of a fund’s assets for which PIL acts as sub-manager as described above, by PIL pursuant to a sub-advisory contract among Putnam Management, PIL and PAC. Under certain terms of the sub-advisory contract, PAC, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PAC from time to time by Putnam Management or PIL, as applicable and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management or PIL, as the case may be. Putnam Management or PIL, as the case may be, may also, at its discretion, request PAC to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers.

PAC, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties. The sub-advisory contract provides that PAC shall not be subject to any liability to Putnam Management, PIL, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PAC.

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The sub-advisory contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PAC, PIL or Putnam Management, on 30 days’ written notice. The sub-advisory contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-advisory contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Portfolio Transactions

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Manager(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “ PORTFOLIO MANAGER(S)” “Other accounts managed” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed ( i.e. , no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

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As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different goals and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different goals, policies or restrictions than the fund. Depending on goals or other factors, the Portfolio Manager(s) may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases

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or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

Under federal securities laws, a short sale of a security by another client of Putnam Management or its affiliates (other than another registered investment company) within five business days prior to a public offering of the same securities (the timing of which is generally not known to Putnam in advance) may prohibit the fund from participating in the public offering, which could cause the fund to miss an otherwise favorable investment opportunity or to pay a higher price for the securities in the secondary markets.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts. For information on restrictions imposed on personal securities transactions of the fund’s Portfolio Manager(s), please see “- Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund.”

For information about other funds and accounts managed by the fund’s Portfolio Manager(s), please refer to “Who oversees and manages the fund(s)?” in the prospectus and “ PORTFOLIO MANAGER(S)” “Other accounts managed” in Part I of the SAI.

Brokerage and research services.

Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution venue and exchange. Although the fund does not typically pay commissions for principal transactions in the over-the-counter markets, such as the markets for most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price the fund pays. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for broker-dealers that execute portfolio transactions for the clients of advisers of investment companies and other institutional investors to provide those advisers with brokerage and research services, as defined in Section 28(e) of the Exchange Act. Consistent with this practice, Putnam Management receives brokerage and research services from broker-dealers with which Putnam Management places the fund's portfolio transactions. The services that broker-dealers may provide to Putnam Management’s managers and analysts include, among others, brokerage and trading systems, economic analysis, investment research, industry and company reviews, statistical information, market data, evaluations of investments, recommendations as to the purchase and sale of investments and performance measurement services. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. Research services provided by broker-dealers are supplemental to Putnam Management’s own research efforts and relieve Putnam Management of expenses it might otherwise have borne in generating such research. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive brokerage and research services even though Putnam Management might otherwise be required to purchase some of these services for cash. Putnam Management may also use portfolio transactions to generate “soft dollar” credits to pay for “mixed-use” services ( i.e. , products or services that may be used both for investment- and non-investment-related purposes), but in such instances Putnam Management uses its own resources to pay for that portion of the mixed-use product or service that in its good-faith judgment does not relate to investment or brokerage purposes. Putnam Management may also allocate trades to generate soft dollar credits for third-party investment research reports and related fundamental research.

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Putnam Management places all orders for the purchase and sale of portfolio investments for the funds, and buys and sells investments for the funds, through a substantial number of brokers and dealers. In selecting broker-dealers to execute the funds’ portfolio transactions, Putnam Management uses its best efforts to obtain for each fund the most favorable price and execution reasonably available under the circumstances, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution and in considering the overall reasonableness of the brokerage commissions paid, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, in no particular order of importance, and by way of illustration, the price, size and type of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

Putnam Management may cause the fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Exchange Act and as described above) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission another broker-dealer would have charged for effecting that transaction. Putnam Management may also instruct an executing broker to “step out” a portion of the trades placed with a broker to other brokers that provide brokerage and research services to Putnam Management. Putnam Management's authority to cause the fund to pay any such greater commissions or to instruct a broker to “step out” a portion of a trade is subject to the requirements of applicable law and such policies as the Trustees may adopt from time to time. It is the position of the staff of the SEC that Section 28(e) of the Exchange Act does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Trustees of the funds have directed Putnam Management, subject to seeking most favorable pricing and execution, to use its best efforts to allocate a portion of overall fund trades to trading programs which generate commission credits to pay fund expenses such as shareholder servicing and custody charges. The extent of any commission credits generated for this purpose may vary significantly from time to time and from fund to fund depending on, among other things, the nature of each fund's trading activities and market conditions.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Principal Underwriter

Putnam Retail Management, located at One Post Office Square, Boston, MA 02109, is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See “Charges and expenses” in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund

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Employees of Putnam Management, PIL, PAC and Putnam Retail Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management, PIL, PAC and Putnam Retail Management (the “Putnam Investments Code of Ethics”) and by the fund (the “Putnam Funds Code of Ethics”). The Putnam Investments Code of Ethics and the Putnam Funds Code of Ethics, in accordance with Rule 17j-1 under the 1940 Act, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the fund. However, the Putnam Investments Code of Ethics, consistent with standards recommended by the Investment Company Institute’s Advisory Group on Personal Investing and requirements established by Rule 17j-1 and rules adopted under the Investment Advisers Act of 1940, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds Code of Ethics incorporates and applies the restrictions of the Putnam Investments Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds Code of Ethics does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds Code of Ethics regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit reports of personal securities transactions under certain circumstances.

The fund’s Trustees, in compliance with Rule 17j-1, approved the Putnam Investments and the Putnam Funds Codes of Ethics and are required to approve any material changes to these Codes. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes of Ethics.

Investor Servicing Agent

Putnam Investor Services, located at One Post Office Square, Boston, MA 02109, is the fund’s investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund. Effective January 1, 2015, the fee paid to Putnam Investor Services with respect to assets attributable to non-defined contribution plan accounts (which include accounts maintained directly with the fund, accounts underlying omnibus accounts maintained by financial intermediaries with the fund, accounts of Section 529 college savings plans that are allocated to the fund and accounts of certain funds that operate as funds-of-funds that are allocated to the fund (collectively “retail accounts”)) holding class A, class B, class C, class M, class R, class T and class Y shares, subject to certain limitations, is an annual fee that includes (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which is totaled and then allocated among each of the funds in the category based on the average daily net assets of each fund, and (2) a fee based on a specified rate of each fund’s average daily net assets. The fund categories used for purposes of calculating the per account fee described above are based on asset classes. The accounts of 529 plans and certain funds-of-funds are included in the determination of the number of accounts at the underlying fund level in proportion to the percentage of the investing fund’s assets that are invested in the particular underlying fund.

The fees paid to Putnam Investor Services with respect to defined contribution plan accounts holding class A, class B, class C, class M, class R, class T and class Y shares are based on a specified rate of the fund’s average daily net assets attributable to such defined contribution plan accounts.

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Putnam Investor Services has agreed, through December 31, 2015, that the aggregate investor servicing fees for each fund’s retail and defined contribution plan accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

The fee paid to Putnam Investor Services with respect to class R5 shares is based on an annual rate of 0.15% of each fund’s average assets attributable to class R5 shares, except that an annual rate of 0.12% of each fund’s average assets attributable to class R5 shares applies to Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Absolute Return 500 Fund, Putnam Absolute Return 700 Fund, Putnam American Government Income Fund, Putnam Diversified Income Trust, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust, Putnam Income Fund and Putnam Short Duration Income Fund.

The fee paid to Putnam Investor Services with respect to class R6 shares is based on an annual rate of 0.05% of each fund’s average assets attributable to class R6 shares.

The fee paid to Putnam Investor Services with respect to class I and class P shares is based on an annual rate of 0.01% of each fund’s average assets attributable to class I shares and class P shares, respectively.

Financial intermediaries (including brokers, dealers, banks, bank trust departments, registered investment advisers, financial planners, and retirement plan administrators) may own shares of the fund for the benefit of their customers in an omnibus account (including retirement plans). In these circumstances, the financial intermediaries or other third parties may provide certain sub-accounting and similar recordkeeping services for their customers’ accounts.

In recognition of these services, Putnam Investor Services may make payments to these financial intermediaries or other third parties. Payments may be based on the number of underlying accounts in an omnibus account or the assets or share class held in an account. Putnam Investor Services also makes payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts. These payments are described above under the heading “Distribution Plans – Additional Dealer Payments.”

Custodian

State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, is the fund’s custodian. State Street is responsible for safeguarding and controlling the fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the fund’s investments, serving as the fund’s foreign custody manager, providing reports on foreign securities depositaries, making payments covering the expenses of the fund and performing other administrative duties. State Street does not determine the investment policies of the fund or decide which securities the fund will buy or sell. State Street has a lien on the fund’s assets to secure charges and advances made by it. The fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The fund also has an offset arrangement that may reduce the fund’s custody fee based on the amount of cash maintained by its custodian.

Counsel to the Fund and the Independent Trustees

Ropes & Gray LLP serves as counsel to the fund and the Independent Trustees, and is located at Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the NYSE is open. Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year’s Day, Rev. Dr.

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Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The fund determines net asset value as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time. The net asset value per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.

Assets of money market funds are valued at amortized cost pursuant to Rule 2a-7 under the 1940 Act. For other funds, securities and other assets (“Securities”) for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. All other Securities are valued by Putnam Management or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

Putnam Management values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts’ reports regarding the issuer. In the case of Securities that are restricted as to resale, Putnam Management determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature.

Generally, trading in certain Securities (such as foreign securities) is substantially completed each day at various times before the close of the NYSE. The closing prices for these Securities in markets or on exchanges outside the U.S. that close before the close of the NYSE may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the fund to a significant extent. In addition, Securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such Securities on those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the fund.

Currency exchange rates used in valuing Securities are normally determined as of 4:00 p.m. Eastern Time. Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the NYSE, which, in the absence of fair valuation, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees.

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In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected before the close of the NYSE. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the NYSE, which, in the absence of fair value prices, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the value of such Securities occur during such period, then these Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees. It is expected that any such instance would be very rare.

The fair value of Securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price.

The fund may also value its Securities at fair value under other circumstances pursuant to procedures approved by the Trustees.

Money Market Funds

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Since the net income of a money market fund is declared as a dividend each time it is determined, the net asset value per share of a money market fund typically remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder’s investment in a money market fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of that fund in the shareholder’s account on the last business day of each month. It is expected that a money market fund’s net income will normally be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of a fund determined at any time is a negative amount, a money market fund may offset such amount allocable to each then shareholder’s account from dividends accrued during the month with respect to such account. If, at the time of payment of a dividend, such negative amount exceeds a shareholder’s accrued dividends, a money market fund may reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in a money market fund.

INVESTOR SERVICES

Shareholder Information

Each time shareholders buy or sell shares, a statement confirming the transaction and listing their current share balance will be made available for viewing electronically or delivered via mail. (Under certain investment plans, a statement may only be sent quarterly.) The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. To help shareholders take full advantage of their Putnam investment, publications covering many topics of interest to investors are available on our website or from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:00 a.m. and 8:00 p.m. Eastern Time for more information, including account balances. Shareholders can also visit the Putnam website at http://www.putnam.com.

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Your Investing Account

The following information provides more detail concerning the operation of a Putnam Investing Account. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through an employer-sponsored retirement plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details. A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment, a shareholder may send checks to Putnam Investor Services, made payable to the fund, to purchase additional shares at the applicable public offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Retail Management.

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How do I sell or exchange fund shares?" in the prospectus. Putnam funds no longer issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued to enable more convenient maintenance of the account as a book-entry account.

Putnam Retail Management, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Retail Management, which may modify or terminate this service at any time.

The fund pays Putnam Investor Services' fees for maintaining Investing Accounts.

Checkwriting Privilege . For those funds that allow shareholders, as disclosed in the prospectus, to redeem shares by check, Putnam is currently waiving the minimum per-check amount stated in the prospectus.

Reinstatement Privilege

An investor who has redeemed shares of the fund may reinvest within 90 days of such redemption the proceeds of such redemption in shares of the same class of the fund, or may reinvest within 90 days of such redemption the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Retail Management receives a Reinstatement Authorization. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A shares. Reinstatements into class B, class C or class M shares may be permitted even if the resulting purchase would otherwise be rejected for causing a shareholder’s investments in such class to exceed the applicable investment maximum. Shareholders will receive from Putnam Retail Management the amount of any CDSC

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paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes.

Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

Exchange Privilege

Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued in the aggregate up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the telephone exchange privilege.

Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Retail Management or investment dealers having sales contracts with Putnam Retail Management. The prospectus of each fund describes its goal(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services at 1-800-225-1581.

Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund. Exchanges from Putnam Money Market Fund, Putnam Tax Exempt Money Market Fund or Putnam Short Duration Income Fund into another Putnam fund may be subject to an initial sales charge.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis.

Same-Fund Exchange Privilege . Class A shareholders who are eligible to purchase class Y, class R5 or class R6 shares may exchange their class A shares for class Y, class R5, or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, that the class A shares are no longer subject to a CDSC and, in the case of class R5 and class R6 shares, the shares are available through the relevant retirement plan.

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Class C shareholders who are eligible to purchase class A shares without a sales charge because the shareholders are (i) clients of broker-dealers, financial institutions, financial intermediaries or registered investment advisors that are approved by Putnam Retail Management and charge a fee for advisory or investment services or (ii) clients of broker-dealers, financial institutions, or financial intermediaries that have entered into an agreement with Putnam Retail Management to offer shares through a fund ‘supermarket’ or retail self-directed brokerage account (with or without the imposition of a transaction fee) may exchange their class C shares for class A shares of the same fund, provided that (i) the class C shares are no longer subject to a CDSC and (ii) class A shares of such fund are offered to residents of the shareholder’s state.

Class C shareholders who are eligible to purchase class Y shares may exchange their class C shares for class Y shares of the same fund, provided that the class C shares are no longer subject to a CDSC and class Y shares of such fund are offered to residents of the shareholder’s state.

Class M shareholders who are eligible to purchase class Y shares may exchange their Class M shares for class Y shares of the same fund, provided that class Y shares of such fund are offered to residents of the shareholder’s state.

Class R shareholders who are eligible to purchase class R5 or class R6 shares may exchange their class R shares for class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class R5 shareholders who are eligible to purchase class A, class R, class R6 or class Y shares may exchange their class R5 shares for class A, class R, class R6 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class R6 shareholders who are eligible to purchase class A, class R, class R5 or class Y shares may exchange their class R6 shares for class A, class R, class R5 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class Y shareholders who are eligible to purchase class A, class C, class R5 or class R6 shares may exchange their class Y shares for class A, class C, class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and, in the case of class R5 and class R6 shares, the shares are available through the relevant retirement plan. Class Y shareholders should be aware that the financial institution or intermediary through which they hold class Y shares may have the authority under its account or similar agreement to exchange class Y shares for class A or class C shares under certain circumstances, and none of the Putnam Funds, Putnam Retail Management or Putnam Investor Services are responsible for any actions taken by a shareholder’s financial institution or intermediary in this regard.

No sales charges or other charges will apply to any such exchange. For federal income tax purposes, a same-fund exchange is not expected to result in the realization by the investor of a capital gain or loss. Shareholders should be aware that (i) the same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record, (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange. None of the Putnam funds, Putnam Retail Management or Putnam Investor Services are responsible for any determinations made, or any actions taken, by a shareholder’s dealer of record in respect of same-fund exchanges. To exchange shares under the same-fund exchange privilege, please contact your investment dealer or Putnam Investor Services.

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Dividends PLUS

Shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares. The prospectus of each fund describes its goal(s) and policies, and shareholders should obtain a prospectus and consider these goal(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam funds are not available to residents of all states.

Shareholders of other Putnam funds may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent composed of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time.

Plans Available to Shareholders

The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Retail Management or Putnam Investor Services may modify or cease offering these plans at any time.

Systematic Withdrawal Plan ("SWP"). An investor who owns or buys shares of the fund valued at $5,000 or more at the current public offering price may open a SWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. (Payments from the fund can be combined with payments from other Putnam funds into a single check through a designated payment plan.) Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Retail Management or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor Services make no recommendations or representations in this regard.

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Tax-favored plans. (Not offered by funds investing primarily in Tax-exempt Securities.) Investors may purchase shares of the fund through the following Tax Qualified Retirement Plans, available to qualified individuals or organizations:

Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and Individual Retirement Account Plans (IRAs), including SIMPLE IRAs, Roth IRAs, SEP IRAs; and Coverdell Education savings plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Retail Management. In addition, plan administration arrangements are available on an optional basis; contact Putnam Investor Services at 1-866-207-7261.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974, or otherwise, is recommended.

Automatic Rebalancing Arrangements. Putnam Retail Management or Putnam Investor Services may enter into arrangements with certain dealers which provide for automatic periodic rebalancing of shareholders’ accounts in Putnam funds. For more information about these arrangements, please contact Putnam Retail Management or Putnam Investor Services.

SIGNATURE GUARANTEES

Requests to redeem shares having a net asset value of $100,000 or more, or to transfer shares or make redemption proceeds payable to anyone other than the registered account owners, must be signed by all registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is authorized and acceptable under and conforms with Putnam Investor Services’ signature guarantee procedures. A copy of such procedures is available upon request. In certain situations, for example, if you want your redemption proceeds sent to an address other than your address as it appears on Putnam’s records, you may also need to provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services at 1-800-225-1581 for more information on Putnam’s signature guarantee and documentation requirements.

REDEMPTIONS

Suspension of redemptions. The fund may not suspend shareholders’ right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

In-kind redemptions. To the extent consistent with applicable laws and regulations, the fund will consider satisfying all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions). Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. For information regarding procedures for in-kind redemptions, please contact Putnam Retail Management.

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POLICY ON EXCESSIVE SHORT-TERM TRADING

As disclosed in the prospectus of each fund other than Putnam Money Market Fund, Putnam Tax Exempt Money Market Fund, Putnam Money Market Liquidity Fund and Putnam Short Duration Income Fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. Putnam Management’s Compliance Department currently uses multiple reporting tools in an attempt to detect short-term trading activity occurring in shareholder accounts. Putnam Management measures excessive short-term trading in the fund by the number of “round trip” transactions, as defined in the prospectus, above a specified dollar amount within a specified period of time. Generally, if an investor has been identified as having completed two “round trip” transactions with values of at least $25,000 within a rolling 90-day period, Putnam Management will issue the investor and/or his or her financial intermediary, if any, a written warning. To the extent that short-term trading activity continues, additional measures may be taken. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances appears to be remote.

DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees of the Putnam funds have adopted policies with respect to the disclosure of the fund’s portfolio holdings by the fund, Putnam Management, or their affiliates. These policies provide that information about the fund’s portfolio generally may not be released to any party prior to (i) the day after the posting of such information on the Putnam Investments website, (ii) the filing of the information with the SEC in a required filing, or (iii) the dissemination of such information to all shareholders simultaneously. Certain limited exceptions pursuant to the fund’s policies are described below. The Trustees will periodically receive reports from the fund’s Chief Compliance Officer regarding the operation of these policies and procedures, including any arrangements to make non-public disclosures of the fund’s portfolio information to third parties. Putnam Management and its affiliates are not permitted to receive compensation or other consideration in connection with disclosing information about the fund’s portfolio holdings to third parties.

Public Disclosures

The fund’s portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the Putnam Investments website. The fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the fund’s fiscal year). In addition, money market funds file monthly reports of portfolio holdings on form N-MFP (with respect to the prior month). Shareholders may obtain the Form N-CSR, N-MFP and N-Q filings on the SEC’s website at http://www.sec.gov. In addition, Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Form N-CSR and N-Q filings are available upon filing and form N-MFP filings are available 60 days after each calendar month end. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

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For Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund, the following information is publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table. This information will remain available on the website for six months thereafter, after which the information can be found on the SEC’s website.

Information	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Monthly	5 business days after the end of
each month.

For Putnam Short Duration Income Fund, Putnam Management makes the fund’s portfolio information publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table.

Information	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Monthly	On or after 5 business days after
the end of each month.

For all other funds, Putnam Management also currently makes the fund’s portfolio information publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table.

Information(1)	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Quarterly	Last business day of the month
following the end of each
calendar quarter

Top 10 Portfolio Holdings and	Monthly	Approximately 15 days after the
other portfolio statistics		end of each month

(1) Putnam mutual funds that are not currently offered to the general public (“incubated” funds) do not post portfolio holdings on the Web, except to the extent required by applicable regulations. Full portfolio holdings for the Putnam RetirementReady® Funds, Retirement Income Fund Lifestyle 1, and Putnam Global Sector Fund, which invest solely in other Putnam funds, are posted on www.putnam.com/individual approximately 15 days after the end of each month. Please see these funds’ prospectuses for their target allocations.

The scope of the information relating to the fund’s portfolio that is made available on the website may change from time to time without notice. In addition, the posting of fund holdings may be delayed in some instances for technical reasons.

Putnam Management or its affiliates may include fund portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the website.

Other Disclosures

In order to address potential conflicts between the interest of fund shareholders, on the one hand, and those of Putnam Management, Putnam Retail Management or any affiliated person of those entities or of the fund, on the other hand, the fund’s policies require that non-public disclosures of information regarding the fund’s portfolio may be made only if there is a legitimate business purpose consistent with fiduciary duties to all shareholders of the fund. In addition, the party receiving the non-public information must sign a non-disclosure agreement unless otherwise approved by the Chief Compliance Officer of the fund. Arrangements to make non-public disclosures of the fund’s portfolio information must be approved by the Chief Compliance Officer of the fund.

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The Chief Compliance Officer will report on an ongoing basis to a committee of the fund’s Board of Trustees consisting only of Trustees who are not “interested persons” of the fund or Putnam Management regarding any such arrangement that the fund may enter into with third parties other than service providers to the fund.

The fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the fund with its day-to-day business affairs. In addition to Putnam Management and its affiliates, including Putnam Investor Services and PRM, these service providers include the fund’s custodian (State Street Bank and Trust Company) and any sub-custodians (including one or more sub-custodians for each non-U.S. market in which the fund purchases securities), pricing services (including IDC, Reuters, Markit, Statpro, Standard & Poors, Bloomberg, ICE ClearCredit, LCH Swapclear, PriceServ and CME Group), independent registered public accounting firm (KPMG LLP or PricewaterhouseCoopers LLP), legal counsel (Ropes & Gray LLP and, for funds sold in Japan, Mori Hamada & Matsumoto), financial printer and filing agent (McMunn Associates, Inc., Newsfile Corp.), proxy voting service (Glass, Lewis & Co) and securities lending agent (Goldman Sachs Bank USA). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

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The fund may also periodically provide non-public information about its portfolio holdings to rating and ranking organizations and other providers of industry data, such as Lipper Inc., Morningstar Inc., Bloomberg and Thomson Reuters, in connection with those firms’ research on and classification of the fund and in order to gather information about how the fund’s attributes (such as volatility, turnover, and expenses) compare with those of peer funds. The fund may also periodically provide non-public information about its portfolio holdings to consultants that provide portfolio analysis services or other investment research or trading analytics. Such recipients of portfolio holdings include Barclays, Factset, ITG, Bloomberg and Credit Suisse. Any such rating, ranking, or consulting or other firm would be required to keep the fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund. Such firms may receive portfolio holdings information only from certain funds (such as equity funds or fixed income funds) and such information may be provided in greater or lesser detail depending on the nature of the services provided by the relevant firm.

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PROXY VOTING GUIDELINES AND PROCEDURES

The Trustees of the Putnam funds have established proxy voting guidelines and procedures that govern the voting of proxies for the securities held in the funds’ portfolios. The proxy voting guidelines summarize the funds’ positions on various issues of concern to investors, and provide direction to the proxy voting service used by the funds as to how fund portfolio securities should be voted on proposals dealing with particular issues. The proxy voting procedures explain the role of the Trustees, Putnam Management, the proxy voting service and the funds’ proxy manager in the proxy voting process, describe the procedures for referring matters involving investment considerations to the investment personnel of Putnam Management and describe the procedures for handling potential conflicts of interest. The Putnam funds’ proxy voting guidelines and procedures are included in this SAI as Appendix A. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015 is available on the Putnam Individual Investor website, www.putnam.com/individual, and on the SEC’s website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures by calling Putnam’s Shareholder Services at 1-800-225-1581.

SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management may use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its

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rating is reduced. Below are descriptions of ratings, as provided by the rating agencies, which represent opinions as to the quality of various debt instruments.

Moody’s Investors Service, Inc.

Global Long-Term Rating Scale (original maturity of 1 year or more)

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale (original maturity of 13 months or less)

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

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US Municipal Short-Term Obligation Ratings

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

US Municipal Demand Obligation Ratings

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s

Long-Term Issue Credit Ratings (original maturity of one year or more)

AAA – An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

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BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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BB ; B ; CCC ; CC and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

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BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings (original maturity of 365 days or less)

A-1 – A short-term obligation rated’A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

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A-2 – A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B – A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D – A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the due date, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings (original maturity of 3 years or less)

SP-1 – Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 – Speculative capacity to pay principal and interest.

Fitch Ratings

Long-Term Rating Scales

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

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BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B – Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – Substantial credit risk. Default is a real possibility.

CC – Very high levels of credit risk. Default of some kind appears probable.

C – Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill.

Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD – Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D – Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

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In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Issuer Default Rating (IDR) category, or to Long-Term IDR categories below ‘B’.

Short-Term Ratings

F1 – Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 – Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 – Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C – High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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Appendix A

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Voting Director’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Director of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Voting Director and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Voting Director, in consultation with a senior member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

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I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

►The funds will withhold votes from the entire board of directors if

• the board does not have a majority of independent directors,

• the board has not established independent nominating, audit, and compensation committees,

• the board has more than 19 members or fewer than five members, absent special circumstances,

• the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

• the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

►The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

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►The funds will withhold votes from any nominee for director:

• who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

• who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

• of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”),

• who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board), or

• who is a member of the governance or other responsible committee, if the company has adopted without shareholder approval a bylaw provision shifting legal fees and costs to unsuccessful plaintiffs in intra-corporate litigation.

Commentary :

Board independence : Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent ( i.e. , within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size : The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other

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directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships : The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices : Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management and shareholders. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance. It may also represent a disregard for the interests of shareholders if a board of directors fails to register an appropriate response when a director who fails to win the support of a majority of shareholders in an election (sometimes referred to as a “rejected director”) continues to serve on the board. While the Trustees recognize that it may in some circumstances be appropriate for a rejected director to continue his or her service on the board, steps should be taken to address the concerns reflected by the shareholders’ lack of support for the rejected director. Adopting a fee-shifting bylaw provision without shareholder approval, which may discourage legitimate shareholders lawsuits as well as frivolous ones, is another example of disregard for shareholder interests.

Contested Elections of Directors

►The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

►The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to

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meet the guidelines’ basic independence standards ( i.e. , majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

►Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

►The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

►The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

►The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

►The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

►Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

►The funds will vote for proposals to approve a company’s executive compensation program (i.e., “say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), except that the funds will vote against the proposal if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

►The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

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the amount per employee under the plan is unlimited, or

the plan’s performance criteria is undisclosed, or

the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

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Commentary : Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits. ) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

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Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

►The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

►The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

►The funds will vote for proposals authorizing share repurchase programs.

Commentary : A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a

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case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction ( e.g. , an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

►The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws –notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

►The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

►The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to

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protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

►The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

►The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

►The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

►The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

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Commentary: Charter and bylaw amendments (for example, amendments implementing proxy access proposals) and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Voting Director’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

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II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

►The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman’s position be filled by someone other than the chief executive officer.

►The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

►The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

►The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company’s charter documents.

►The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

►The funds will vote for shareholder proposals to amend a company’s charter documents to permit shareholders to call special meetings, but only if both of the following conditions are met:

• the proposed amendment limits the right to call special meetings to shareholders holding at least 15% of the company’s outstanding shares, and

• applicable state law does not otherwise provide shareholders with the right to call special meetings.

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►The funds will vote on a case-by-case basis on shareholder proposals relating to proxy access.

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►The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

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►The funds will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

►The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

►The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

►The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.

►The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

►The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g. , whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

►The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

►The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: The funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. As stated above, the funds’ Trustees believe that boards of directors and

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management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis. The funds will also consider proposals requiring that the chairman’s position be filled by someone other than the company’s chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company’s corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company’s board in evaluating these proposals.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A

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significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company’s overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

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In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

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Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U. S. issuers except as follows:

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Uncontested Board Elections

China, India, Indonesia, Philippines, Taiwan and Thailand

►The funds will withhold votes from the entire board of directors if

• fewer than one-third of the directors are independent directors, or

• the board has not established audit, compensation and nominating committees each composed of a majority of independent directors .

Commentary: Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards.

Europe ex-United Kingdom

►The funds will withhold votes from the entire board of directors if

• the board has not established audit and compensation committees each composed of a majority of independent, non-executive directors, or

• the board has not established a nominating committee composed of a majority of independent directors.

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Commentary: An “independent director” under the European Commission’s guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company.

Germany

►For companies subject to “co-determination,” the funds will vote for the election of nominees to the supervisory board, except that the funds will vote on a case-by-case basis for any nominee who is either an employee of the company or who is otherwise affiliated with the company (as determined by the funds’ proxy voting service).

►The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination” and with the goal of supporting independent nominees, the Funds will vote for supervisory board members who are neither employees of the company nor otherwise affiliated with the company.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Hong Kong

►The funds will withhold votes from the entire board of directors if

•  fewer than one-third of the directors are independent directors, or

• the board has not established audit, compensation and nominating committees each with at least a majority of its members being independent directors, or

• the chair of the audit, compensation or nominating committee is not an independent director.

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Commentary. For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited Section 3.13.

Italy

►The funds will withhold votes from any director not identified in the proxy materials.

Commentary: In Italy, companies have the right to nominate co-opted directors for election to the board at the next annual general meeting, but do not have to indicate, until the day of the annual meeting, whether or not they are nominating a co-opted director for election. When a company does not explicitly state in its proxy materials that co-opted directors are standing for election, shareholders will not know for sure who the board nominees are until the actual meeting occurs. The funds will withhold support from any such co-opted director on the grounds that there was insufficient information for evaluation before the meeting.

Japan

►For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established nominating and compensation committees composed of a majority of outside directors, or

• the board has not established an audit committee composed of a majority of independent directors.

►The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure : Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director : Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the

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company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

►The funds will withhold votes from the entire board of directors if

• fewer than half of the directors are outside directors,

• the board has not established a nominating committee with at least half of the members being outside directors, or

• the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

►The funds will vote withhold votes from nominees to the audit committee if the board has not established an audit committee composed of (or proposed to be composed of) at least three members, and of which at least two-thirds of its members are (or will be) outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair the performance his or her duties impartially with respect to the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Malaysia

►The funds will withhold votes from the entire board of directors if

• in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors ; or, in the case of a board not chaired by an independent director, less than a majority of the directors are independent directors,

• the board has not established audit and nominating committees with at least a majority of the members being independent directors and all of the members being non-executive directors, or

• the board has not established a compensation committee with at least a majority of the members being non-executive directors.

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Commentary. For purposes of these guidelines, an “independent director” is a director who has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Malaysia Code of Corporate Governance, Commentary to Recommendation 3.1. A “non-executive director” is a director who does not take on primary responsibility for leadership of the company.

Russia

►The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

Singapore

►The funds will withhold votes from the entire board of directors if

• in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,

• the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors, and with all of the directors being non-executive directors, or

• the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors.

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Commentary: For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Singapore Code of Corporate Governance, Guideline 2.3. A “non-executive director” is a director who is not employed with the company.

United Kingdom

►The funds will withhold votes from the entire board of directors if

• fewer than half of the directors are independent non-executive directors,

• the board has not established a nomination committee composed of a majority of independent non-executive directors, or

• the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom’s Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.

►The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

►The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines : Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence : For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence. Company chairmen in the

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U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

►The funds will vote for supervisory board nominees when the supervisory board meets the funds’ independence standards, otherwise the funds will vote against supervisory board nominees.

Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

►The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds’ independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds’ independence standards; the funds will not vote on shareholder-proposed slates of nominees.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate.

Corporate Governance

►The funds will vote for proposals to change the size of a board if the board meets the funds’ independence standards, and against proposals to change the size of a board if the board does not meet the funds’ independence standards.

►The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

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►The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

►The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Australia

►The funds will vote on a case-by-case basis on board spill resolutions.

Commentary: The Corporations Amendment (Improving Accountability on Director and Executive Compensation) Bill 2011 provides that, if a company’s remuneration report receives a “no” vote of 25% or more of all votes cast at two consecutive annual general meetings, at the second annual general meeting, a spill resolution must be proposed. If the spill resolution is approved (by simple majority), then a further meeting to elect a new board (excluding the managing director) must be held within 90 days. The funds will consider board spill resolutions on a case-by-case basis.

Europe

►The funds will vote for proposals to ratify board acts, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Taiwan

►The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

►The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.

►The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not

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otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Europe and Asia ex-Japan

►In the case of proposals that do not include sufficient information for determining average annual dilution, the funds will will vote for stock option and restricted stock plans that will result in an average gross potential dilution of 5% or less.

Commentary: Asia ex-Japan means China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. In these markets, companies may not disclose the life of the plan and there may not be a specific number of shares requested; therefore, it may not be possible to determine the average annual dilution related to the plan and apply the funds’ standard dilution test.

France

►The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 70% of their market value; (2) the vesting period is greater than or equal to 10 years; (3) the offering period under the plan is 27 months or less; and (4) dilution is 10% or less.

Commentary: To conform to local market practice, the funds support plans or schemes at French issuers that permit the purchase of shares at up to a 30% discount (i.e., shares may be purchased for no less than 70% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount ( i.e. , for less than 85% of their market value); in the United Kingdom, up to a 20% discount is permitted.

United Kingdom

►The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 80% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: These are the same features that the funds require of employee stock purchase plans proposed by U.S. issuers, except that, to conform to local market practice, the funds support plans or schemes at United Kingdom issuers that permit the purchase of shares at up to a 20% discount ( i.e. , shares may be purchased for no less than 80% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount ( i.e. , for less than 85% of their market value).

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Capitalization

Unless a proposal is directly addressed by a country-specific guideline:

►The funds will vote for proposals

• to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or

• to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.

►The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

Australia

►The funds will vote for proposals to carve out, from the general cap on non- pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

►The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

China

►The funds will vote for proposals to issue and/or to trade in non-convertible, convertible and/or exchangeable debt obligations, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Hong Kong

►The funds will vote for proposals to approve a general mandate permitting the company to engage in non- pro rata share issues of up to 20% of total equity in a year if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

►The funds will for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) the funds supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company’s outstanding shares

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(measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

France

►The funds will vote for proposals to increase authorized shares, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

►The funds will vote against proposals to authorize the issuance of common stock or convertible debt instruments and against proposals to authorize the repurchase and/or reissuance of shares where those authorizations may be used, without further shareholder approval, as anti-takeover measures.

New Zealand

►The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia, China, Hong Kong, France and New Zealand, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

►The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

►The funds will vote for proposals permitting companies to issue regulatory reports in English.

►The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

►The funds will vote for proposals to amend a company’s charter or bylaws, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

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Commentary: If the substance of any proposed amendment is covered by a specific guideline included herein, then that guideline will govern.

France

►The funds will vote for proposals to approve a company’s related party transactions, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

►If a company has not proposed an opt-out clause in its articles of association and the implementation of double-voting rights has not been approved by shareholders, the funds will vote against the ratification of board acts for the previous fiscal year, will withhold votes from the re-election of members of the board’s governance committee (or in the absence of a governance committee, against the chair of the board or the next session board member up for re-election) and, if there is no opportunity to vote against ratification of board acts or to withhold votes from directors, will vote against the approval of the company’s accounts and reports.

Commentary: In France, shareholders are generally requested to approve any agreement between the company and: (i) its directors, chair of the board, CEO and deputy CEOs; (ii) the members of the supervisory board and management board, for companies with a dual structure; and (iii) a shareholder who directly or indirectly owns at least 10% of the company’s voting rights. This includes agreements under which compensation may be paid to executive officers after the end of their employment, such as severance payments, supplementary retirement plans and non-competition agreements. The funds will generally support these proposals unless the funds’ proxy voting service recommends a vote against, in which case the funds will consider the proposal on a case-by-case basis.

Under French law, shareholders of French companies with shares held in registered form under the same name for at least two years will automatically be granted double-voting rights, unless a company has amended its articles of association to opt out of the double-voting rights regime. Awarding double-voting rights in this manner is likely to disadvantage non-French institutional shareholders. Accordingly, the funds will take actions to signal disapproval of double-voting rights at companies that have not opted-out from the double-voting rights regime and that have not obtained shareholder approval of the double-voting rights regime.

Germany

►The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically

February 28, 2016	II-130

added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

►The funds will vote for proposals to approve profit-and-loss transfer agreements between a controlling company and its subsidiaries.

Commentary: These agreements are customary in Germany and are typically entered into for tax purposes. In light of this and the prevalence of these proposals, the funds have adopted a guideline to vote for this type of proposal.

Taiwan

►The funds will vote for proposals to amend a Taiwanese company’s procedural rules.

Commentary: Since procedural rules, which address such matters as a company’s policies with respect to capital loans, endorsements and guarantees, and acquisitions and disposal of assets, are generally adopted or amended to conform to changes in local regulations governing these transactions, the funds have adopted a guideline to vote for these transactions.


As adopted January 29, 2016


February 28, 2016	II-131

Appendix B

February 28, 2016	II-132

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Absolute Return 100 Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Absolute Return 100 Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 15, 2015

26	Absolute Return 100 Fund

The fund’s portfolio 10/31/15

CORPORATE BONDS AND NOTES (37.9%)*	Principal amount	Value

Banking (15.5%)
Abbey National Treasury Services PLC/United Kingdom
company guaranty sr. unsec. unsub. notes 1 3/8s, 2017
(United Kingdom)	$462,000	$462,015

ABN Amro Bank NV 144A sr. unsec. FRN 1.123s,
2016 (Netherlands)	2,000,000	2,006,298

American Express Bank FSB sr. unsec. FRN Ser. BKNT,
0.497s, 2017	586,000	582,452

Bank of America Corp. sr. unsec. unsub. notes 2s, 2018	1,159,000	1,164,348

Bank of America, NA unsec. sub. FRN Ser. BKNT, 0.617s, 2016	1,740,000	1,736,384

Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2 1/2s,
2017 (Canada)	423,000	430,393

Bank of Nova Scotia (The) sr. unsec. unsub. FRN 0.737s,
2016 (Canada)	1,300,000	1,300,861

Bank of Nova Scotia (The) sr. unsec. unsub. notes 1 3/8s,
2017 (Canada)	430,000	428,696

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. notes
1.2s, 2017 (Japan)	430,000	428,096

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. unsub.
FRN 0.782s, 2016 (Japan)	1,000,000	1,000,282

BB&T Corp. unsec. sub. notes 5.2s, 2015	1,000,000	1,006,380

BNP Paribas SA company guaranty sr. unsec. unsub. bonds
Ser. MTN, 1 3/8s, 2017 (France)	490,000	490,613

BNP Paribas SA company guaranty sr. unsec. unsub. notes
Ser. BKNT, 5s, 2021 (France)	600,000	672,402

BPCE SA company guaranty sr. unsec. FRN Ser. MTN, 1.57s,
2016 (France)	1,000,000	1,003,587

Branch Banking & Trust Co. unsec. sub. FRN 0.656s, 2016	250,000	249,525

Citigroup, Inc. sr. unsec. sub. FRN 0.603s, 2016	500,000	498,017

Citigroup, Inc. sr. unsec. unsub. notes 4.45s, 2017	456,000	473,105

Commonwealth Bank of Australia/New York, NY sr. unsec.
unsub. bonds 1 1/8s, 2017	588,000	588,587

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/
Netherlands (Rabobank Nederland) company guaranty sr.
unsec. notes 3 3/8s, 2017 (Netherlands)	385,000	395,254

Credit Agricole SA/London 144A sr. unsec. FRN 1.481s, 2016
(United Kingdom)	1,950,000	1,956,683

Deutsche Bank AG/London sr. unsec. notes 6s, 2017
(United Kingdom)	449,000	482,404

Dexia Credit Local SA/New York 144A government guaranty sr.
unsec. unsub. notes 1 1/4s, 2016 (France)	2,000,000	2,006,810

Fifth Third Bancorp unsec. sub. FRB 0.765s, 2016	1,230,000	1,222,495

HBOS PLC unsec. sub. FRN Ser. EMTN, 1.032s, 2017
(United Kingdom)	1,000,000	992,566

HSBC Finance Corp. sr. unsec. unsub. FRN 0.754s, 2016	1,000,000	998,250

HSBC USA, Inc. sr. unsec. unsub. notes 2s, 2018	1,000,000	1,000,878

ING Bank NV 144A unsec. notes 3 3/4s, 2017 (Netherlands)	620,000	638,978

Intesa Sanpaolo SpA company guaranty sr. unsec. bonds 2 3/8s,
2017 (Italy)	1,500,000	1,507,748

JPMorgan Chase & Co. sr. unsec. unsub. notes 2s, 2017	428,000	431,623

Absolute Return 100 Fund	27

CORPORATE BONDS AND NOTES (37.9%)* cont.	Principal amount	Value

Banking cont.
JPMorgan Chase Bank, NA unsec. sub. FRN 0.666s, 2016	$1,000,000	$998,306

KeyBank NA/Cleveland, OH unsec. sub. notes Ser. MTN,
5.45s, 2016	1,115,000	1,131,376

KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.3s, 2018	447,000	449,771

Nordea Bank AB 144A sr. unsec. FRN 0.774s, 2016 (Sweden)	1,525,000	1,527,172

PNC Bank NA sr. unsec. unsub. notes Ser. BKNT, 1 1/8s, 2017	430,000	429,984

Royal Bank of Canada sr. unsec. unsub. FRN Ser. GMTN, 0.793s,
2016 (Canada)	1,000,000	1,001,788

Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.2s,
2018 (Canada)	435,000	441,404

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7 1/2s,
perpetual maturity (United Kingdom)	500,000	517,500

Royal Bank of Scotland Group PLC unsec. sub. notes 4.7s, 2018
(United Kingdom)	1,535,000	1,594,452

Svenska Handelsbanken AB company guaranty sr. unsec. notes
2 7/8s, 2017 (Sweden)	250,000	254,660

Svenska Handelsbanken AB sr. unsec. FRN 0.795s,
2016 (Sweden)	1,000,000	1,001,546

UBS AG/Stamford, CT sr. unsec. unsub. notes Ser. BKNT,
5 7/8s, 2017	374,000	405,391

UBS AG/Stamford, CT unsec. sub. notes Ser. MTN, 5 7/8s, 2016	1,000,000	1,032,036

Wells Fargo & Co. sr. unsec. notes 2.1s, 2017	423,000	429,118

Westpac Banking Corp. sr. unsec. unsub. notes 1.55s,
2018 (Australia)	78,000	77,781

		37,448,015
Basic materials (0.7%)
Archer-Daniels-Midland Co. sr. unsec. notes 5.45s, 2018	338,000	367,452

Corp Nacional del Cobre de Chile 144A sr. unsec. unsub. notes
3 7/8s, 2021 (Chile)	500,000	505,221

Rio Tinto Finance USA PLC company guaranty sr. unsec. unsub.
notes 1 5/8s, 2017 (United Kingdom)	430,000	428,356

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes
9s, 2019 (Australia)	245,000	297,470

Southern Copper Corp. sr. unsec. unsub. notes 5 7/8s,
2045 (Peru)	200,000	174,500

		1,772,999
Capital goods (0.7%)
Boeing Co. (The) sr. unsec. bonds 8 3/4s, 2021	865,000	1,157,020

Covidien International Finance SA company guaranty sr. unsec.
unsub. notes 6s, 2017 (Luxembourg)	430,000	468,185

		1,625,205
Communication services (2.4%)
AT&T, Inc. sr. unsec. unsub. FRN 0.699s, 2016	1,000,000	999,760

AT&T, Inc. sr. unsec. unsub. notes 3s, 2022	1,000,000	980,878

AT&T, Inc. sr. unsec. unsub. notes 1.7s, 2017	430,000	432,095

Comcast Corp. company guaranty sr. unsec. unsub. bonds
6 1/2s, 2017	430,000	458,171

Verizon Communications, Inc. sr. unsec. notes 6.35s, 2019	313,000	355,738

Verizon Communications, Inc. sr. unsec. notes 2 5/8s, 2020	815,000	823,096

28	Absolute Return 100 Fund

CORPORATE BONDS AND NOTES (37.9%)* cont.	Principal amount	Value

Communication services cont.
Verizon Communications, Inc. sr. unsec. unsub. FRN
1.867s, 2016	$1,000,000	$1,009,264

Vodafone Group PLC sr. unsec. unsub. notes 1 1/4s, 2017
(United Kingdom)	744,000	739,190

		5,798,192
Consumer cyclicals (4.3%)
Amazon.com, Inc. sr. unsec. notes 1.2s, 2017	423,000	423,336

Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018	365,000	404,220

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	100,000	109,213

Dollar General Corp. sr. unsec. notes 1 7/8s, 2018	300,000	298,882

Ford Motor Credit Co., LLC sr. unsec. unsub. FRN 1.561s, 2016	1,000,000	1,002,808

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 7/8s, 2021	1,475,000	1,681,322

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 3.157s, 2020	2,000,000	2,020,582

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.1s, 2019	2,000,000	2,006,630

Lender Processing Services, Inc./Black Knight Lending
Solutions, Inc. company guaranty sr. unsec. unsub. notes
5 3/4s, 2023	492,000	514,140

McGraw Hill Financial, Inc. 144A company guaranty sr. unsec.
notes 3.3s, 2020	1,010,000	1,027,805

Volkswagen International Finance NV 144A company guaranty
sr. unsec. FRN 0.764s, 2016 (Germany)	1,000,000	972,028

		10,460,966
Consumer finance (0.9%)
Air Lease Corp. sr. unsec. notes 2 5/8s, 2018	1,385,000	1,379,418

American Express Co. jr. unsec. sub. FRN Ser. C, 4.9s,
perpetual maturity	370,000	358,947

American Express Co. sr. unsec. notes 7s, 2018	286,000	321,066

American Express Co. sr. unsec. notes 6.15s, 2017	174,000	188,081

		2,247,512
Consumer staples (2.1%)
Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. notes 1 1/4s, 2018	430,000	425,406

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. FRN 0.513s, 2017	700,000	697,717

ConAgra Foods, Inc. sr. unsec. notes 7s, 2019	958,000	1,093,911

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016	283,000	295,381

Costco Wholesale Corp. sr. unsec. unsub. notes 0.65s, 2015	320,000	320,143

CVS Health Corp. sr. unsec. unsub. notes 2 1/4s, 2018	430,000	435,859

CVS Health Corp. 144A sr. unsec. sub. notes 4 3/4s, 2022	1,030,000	1,122,672

Diageo Capital PLC company guaranty sr. unsec. unsub. notes
1 1/2s, 2017 (United Kingdom)	202,000	202,534

PepsiCo, Inc. sr. unsec. unsub. notes 1 1/4s, 2017	427,000	428,951

		5,022,574
Energy (2.4%)
BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 1.846s, 2017 (United Kingdom)	430,000	434,178

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s,
2017 (Canada)	430,000	452,456

Absolute Return 100 Fund	29

CORPORATE BONDS AND NOTES (37.9%)* cont.	Principal amount	Value

Energy cont.
Chevron Corp. sr. unsec. unsub. notes 1.104s, 2017	$423,000	$423,214

ConocoPhillips Co. company guaranty sr. unsec. notes
1.05s, 2017	430,000	427,463

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	25,000	28,597

Petrobras Global Finance BV company guaranty sr. unsec. notes
3 7/8s, 2016 (Brazil)	350,000	349,125

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 6 1/4s, 2024 (Brazil)	490,000	393,235

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5 1/2s, 2021 (Mexico)	1,500,000	1,600,608

Petroleos Mexicanos 144A company guaranty sr. unsec. notes
4 1/2s, 2026 (Mexico)	185,000	177,354

Phillips 66 company guaranty sr. unsec. unsub. notes
2.95s, 2017	430,000	439,712

Shell International Finance BV company guaranty sr. unsec.
unsub. notes 5.2s, 2017 (Netherlands)	462,000	488,939

Shell International Finance BV company guaranty sr. unsec.
unsub. notes 0 5/8s, 2015 (Netherlands)	125,000	125,028

Total Capital International SA company guaranty sr. unsec.
unsub. notes 1.55s, 2017 (France)	423,000	426,376

		5,766,285
Financial (2.1%)
GE Capital International Funding Co. 144A company guaranty
sr. unsec. notes 0.964s, 2016 (Ireland)	1,186,000	1,185,766

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
Ser. GLOB, 2 3/8s, 2018	229,000	232,568

KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6 3/8s, 2020	1,977,000	2,311,607

Morgan Stanley sr. unsec. notes 4 3/4s, 2017	1,204,000	1,257,996

		4,987,937
Health care (2.4%)
AbbVie, Inc. sr. unsec. unsub. notes 1 3/4s, 2017	385,000	388,652

Actavis Funding SCS company guaranty sr. unsec. unsub. notes
1.85s, 2017 (Luxembourg)	2,000,000	2,006,762

Amgen, Inc. sr. unsec. unsub. notes 2 1/8s, 2017	430,000	435,584

AstraZeneca PLC sr. unsub. notes 5.9s, 2017 (United Kingdom)	430,000	467,294

Biogen, Inc. sr. unsec. sub. notes 3 5/8s, 2022	730,000	742,210

Johnson & Johnson sr. unsec. notes 5.15s, 2018	269,000	297,273

Mylan NV company guaranty sr. unsec. notes 1.8s, 2016	1,000,000	999,345

UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018	192,000	211,034

Zoetis, Inc. sr. unsec. notes 1.15s, 2016	265,000	265,023

		5,813,177
Insurance (1.3%)
Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB
8 1/8s, 2038	235,000	261,438

MetLife, Inc. sr. unsec. unsub. notes 6 3/4s, 2016	430,000	445,049

MetLife, Inc. sr. unsec. unsub. notes 4 3/4s, 2021	1,180,000	1,303,194

Metropolitan Life Global Funding I 144A notes 3s, 2023	790,000	786,011

Principal Life Global Funding II 144A notes 1s, 2015	260,000	260,140

		3,055,832

30	Absolute Return 100 Fund

CORPORATE BONDS AND NOTES (37.9%)* cont.	Principal amount	Value

Investment banking/Brokerage (0.1%)
Deutsche Bank AG unsec. sub. notes 4 1/2s, 2025 (Germany)	$324,000	$315,476

		315,476
Real estate (0.5%)
Liberty Property LP sr. unsec. unsub. notes 3 3/8s, 2023 R	550,000	527,012

Select Income REIT sr. unsec. unsub. notes 3.6s, 2020 R	130,000	131,762

Select Income REIT sr. unsec. unsub. notes 2.85s, 2018 R	130,000	130,547

Simon Property Group LP 144A sr. unsec. unsub. notes
1 1/2s, 2018 R	389,000	387,983

		1,177,304
Technology (0.4%)
eBay, Inc. sr. unsec. unsub. notes 1.35s, 2017	430,000	427,336

Intel Corp. sr. unsec. unsub. notes 1.35s, 2017	430,000	431,868

		859,204
Transportation (0.4%)
Continental Airlines, Inc. pass-through certificates
Ser. 97-4A, 6.9s, 2018	641,600	663,222

Continental Airlines, Inc. pass-through certificates Ser. 98-1A,
6.648s, 2017	42,519	43,741

Federal Express Corp. 2012 Pass Through Trust 144A notes
2 5/8s, 2018	260,361	262,466

		969,429
Utilities and power (1.7%)
Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7 1/8s, 2018	289,000	334,139

Dayton Power & Light Co. (The) sr. bonds 1 7/8s, 2016	1,500,000	1,506,960

Electricite de France (EDF) 144A unsec. sub. FRN 5 1/4s,
perpetual maturity (France)	260,000	258,050

IPALCO Enterprises, Inc. sr. notes 5s, 2018	277,000	292,235

PPL WEM, Ltd./Western Power Distribution, Ltd. 144A sr.
unsec. unsub. notes 3.9s, 2016 (United Kingdom)	980,000	991,391

Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A,
9 1/2s, 2019	654,000	795,509

		4,178,284

Total corporate bonds and notes (cost $91,334,766)		$91,498,391

MORTGAGE-BACKED SECURITIES (30.2%)*	Principal amount	Value

Agency collateralized mortgage obligations (3.6%)
Federal Home Loan Mortgage Corporation
IFB Ser. 2976, Class LC, 23.702s, 2035	$28,063	$43,565
Ser. 2430, Class UD, 6s, 2017	15,653	16,055
Ser. 3724, Class CM, 5 1/2s, 2037	70,348	78,659
Ser. 2533, Class HB, 5 1/2s, 2017	36,140	37,372
Ser. 3331, Class NV, 5s, 2029	187,455	190,616
Ser. 2513, Class DB, 5s, 2017	21,390	21,922
Ser. 3539, Class PM, 4 1/2s, 2037	63,471	67,275
Ser. 311, IO, 3 1/2s, 2043	1,479,874	307,074
Ser. 3805, Class AK, 3 1/2s, 2024	75,442	77,286
Ser. 3876, Class CA, 2 3/4s, 2026	74,196	75,682
Ser. 3683, Class JH, 2 1/2s, 2023	16,835	16,900
Ser. 3609, Class LK, 2s, 2024	410,144	414,514
FRB Ser. T-8, Class A9, IO, 0.469s, 2028	133,114	1,830

Absolute Return 100 Fund	31

MORTGAGE-BACKED SECURITIES (30.2%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
FRB Ser. T-59, Class 1AX, IO, 0.272s, 2043	$318,261	$3,817
Ser. T-48, Class A2, IO, 0.212s, 2033	477,227	4,567
Ser. 3835, Class FO, PO, zero %, 2041	2,030,061	1,783,673

Federal National Mortgage Association
IFB Ser. 04-10, Class QC, 27.812s, 2031	83,760	98,140
IFB Ser. 05-75, Class GS, 19.659s, 2035	198,928	276,925
IFB Ser. 11-4, Class CS, 12.506s, 2040	287,652	351,262
Ser. 06-124, Class A, 5 5/8s, 2036	29,217	29,928
Ser. 05-68, Class PC, 5 1/2s, 2035	49,245	52,604
Ser. 02-65, Class HC, 5s, 2017	10,670	10,834
Ser. 09-100, Class PA, 4 1/2s, 2039	16,891	17,230
Ser. 11-60, Class PA, 4s, 2039	44,625	46,420
Ser. 03-43, Class YA, 4s, 2033	327,643	335,644
Ser. 11-89, Class VA, 4s, 2023	102,751	102,963
Ser. 04-2, Class QL, 4s, 2019	143,912	148,791
Ser. 418, Class C15, IO, 3 1/2s, 2043	2,165,031	428,313
Ser. 10-155, Class A, 3 1/2s, 2025	42,993	44,195
Ser. 10-81, Class AP, 2 1/2s, 2040	142,776	144,836
FRB Ser. 03-W10, Class 1, IO, 0.804s, 2043	61,677	1,140
Ser. 98-W2, Class X, IO, 0.694s, 2028	822,621	40,103
Ser. 98-W5, Class X, IO, 0.603s, 2028	244,178	11,904

Government National Mortgage Association
Ser. 14-163, Class NI, IO, 5s, 2044	1,120,198	225,395
Ser. 13-20, Class QI, IO, 4 1/2s, 2042	6,093,417	1,149,202
Ser. 09-32, Class AB, 4s, 2039	41,503	43,810
Ser. 13-23, Class IK, IO, 3s, 2037	13,570,412	1,731,313
Ser. 10-151, Class KO, PO, zero %, 2037	226,802	204,991

GSMPS Mortgage Loan Trust 144A
FRB Ser. 98-4, IO, 1.147s, 2026	46,281	—
FRB Ser. 98-2, IO, 1.043s, 2027	29,430	—
FRB Ser. 99-2, IO, 0.827s, 2027	65,096	570
FRB Ser. 98-3, IO, zero %, 2027	33,841	—

		8,637,320
Commercial mortgage-backed securities (21.9%)
Banc of America Commercial Mortgage Trust
Ser. 06-4, Class AJ, 5.695s, 2046	300,000	301,814
Ser. 06-6, Class A2, 5.309s, 2045	39,165	39,286
FRB Ser. 07-1, Class XW, IO, 0.33s, 2049	785,278	4,458

Banc of America Merrill Lynch Commercial Mortgage, Inc.
FRB Ser. 04-3, Class D, 5.346s, 2039	626,000	627,559
FRB Ser. 04-4, Class D, 5.073s, 2042	200,000	202,625

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-4, Class XC, IO, 0.171s, 2042	204,327	163

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.566s, 2045 F	534,000	529,635
Ser. 05-PWR9, Class AJ, 4.985s, 2042	34,845	34,797

32	Absolute Return 100 Fund

MORTGAGE-BACKED SECURITIES (30.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Bear Stearns Commercial Mortgage Securities Trust 144A FRB
Ser. 06-PW11, Class B, 5.522s, 2039	$976,000	$974,175

Citigroup Commercial Mortgage Trust Ser. 14-GC21, Class AS,
4.026s, 2047	486,000	510,990

COMM Mortgage Pass-Through Certificates FRB Ser. 14-CR14,
Class XA, IO, 0.874s, 2047	11,169,776	471,253

COMM Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049	602,000	608,586
Ser. 06-C8, Class AJ, 5.377s, 2046	1,044,000	1,042,330
FRB Ser. 14-CR18, Class C, 4.738s, 2047	1,407,000	1,438,845
FRB Ser. 13-LC13, Class XA, IO, 1.409s, 2046	6,293,843	390,911
FRB Ser. 14-CR17, Class XA, IO, 1.195s, 2047	5,761,658	377,696

COMM Mortgage Trust 144A FRB Ser. 07-C9, Class AJFL,
0.885s, 2049	1,500,000	1,477,545

Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1,
Class AJ, 6.068s, 2041	500,000	516,495

Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	146,098	154,134
FRB Ser. 03-C3, Class AX, IO, 1.955s, 2038	443,941	41

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	319,444	319,444

DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.422s, 2044	1,073,000	1,125,792

First Union Commercial Mortgage Trust 144A Ser. 99-C1,
Class F, 5.35s, 2035	120,987	119,475

GE Capital Commercial Mortgage Corp. FRB Ser. 05-C1, Class D,
4.527s, 2048	972,000	928,182

GE Capital Commercial Mortgage Corp. 144A FRB Ser. 05-C3,
Class XC, IO, 0.035s, 2045	2,410,822	—

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1,
Class AJ, 5.284s, 2044	1,128,000	1,129,410

GE Commercial Mortgage Corp. Trust Ser. 07-C1, Class A3,
5.481s, 2049	486,154	487,106

GS Mortgage Securities Corp. II FRB Ser. 13-GC10, Class XA, IO,
1.627s, 2046	3,584,231	306,810

GS Mortgage Securities Corp. II 144A FRB Ser. 13-GC10,
Class D, 4.411s, 2046	1,219,000	1,126,466

GS Mortgage Securities Trust
Ser. 06-GG8, Class AJ, 5.622s, 2039	283,000	285,121
FRB Ser. 13-GC12, Class XA, IO, 1.74s, 2046	8,356,318	676,187
FRB Ser. 14-GC22, Class XA, IO, 1.074s, 2047	6,993,782	444,860
FRB Ser. 14-GC24, Class XA, IO, 0.886s, 2047	8,704,533	466,754

GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.631s, 2045	489,000	505,616
FRB Ser. 11-GC3, Class D, 5.555s, 2044	258,000	272,445
FRB Ser. 14-GC18, Class D, 4.948s, 2047	520,000	467,696
FRB Ser. 14-GC26, Class D, 4.511s, 2047	456,000	388,954
FRB Ser. 13-GC12, Class D, 4.476s, 2046	1,190,000	1,110,853

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 12-LC9, Class D, 4.42s, 2047	326,000	318,795

Absolute Return 100 Fund	33

MORTGAGE-BACKED SECURITIES (30.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 08-C2, Class ASB, 6 1/8s, 2051	$204,618	$211,718
FRB Ser. 07-CB20, Class AJ, 6.076s, 2051	343,500	350,999
FRB Ser. 06-LDP6, Class B, 5.56s, 2043	475,000	472,132
FRB Ser. 05-LDP5, Class F, 5.546s, 2044	620,000	620,475
FRB Ser. 05-CB11, Class C, 5.501s, 2037	500,000	523,150
Ser. 06-LDP8, Class AJ, 5.48s, 2045	2,051,000	2,055,348
Ser. 04-LN2, Class A2, 5.115s, 2041	36,825	36,866
FRB Ser. 13-C10, Class C, 4.156s, 2047	300,000	295,380
FRB Ser. 12-C6, Class XA, IO, 1.871s, 2045	4,616,770	356,946
FRB Ser. 13-C10, Class XA, IO, 1.274s, 2047	9,421,104	573,095

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 11-C3, Class E, 5.549s, 2046	1,293,000	1,360,883
FRB Ser. 12-C6, Class E, 5.198s, 2045	1,330,000	1,318,030

LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C3, Class C, 5.756s, 2039	447,000	446,844
FRB Ser. 06-C6, Class AJ, 5.452s, 2039	350,000	360,328
Ser. 06-C7, Class A2, 5.3s, 2038	248,822	249,094
Ser. 04-C8, Class F, 5.005s, 2039	206,323	207,767
FRB Ser. 07-C2, Class XW, IO, 0.539s, 2040	891,107	6,420

LSTAR Commercial Mortgage Trust 144A
FRB Ser. 15-3, Class B, 3.357s, 2048	1,713,000	1,569,245
FRB Ser. 15-3, Class C, 3.357s, 2048	338,000	281,753

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.837s, 2050	169,899	170,051
Ser. 04-KEY2, Class D, 5.046s, 2039	416,000	412,992

Merrill Lynch Mortgage Trust 144A FRB Ser. 05-MCP1, Class XC,
IO, 0.046s, 2043	2,803,679	30

ML-CFC Commercial Mortgage Trust
FRB Ser. 06-2, Class AM, 5.886s, 2046	431,000	440,318
Ser. 06-3, Class AJ, 5.485s, 2046	887,000	889,510

ML-CFC Commercial Mortgage Trust 144A FRB Ser. 06-4,
Class XC, IO, 0.612s, 2049	44,445,797	100,003

Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C7, Class XA, IO, 1.67s, 2046	13,456,835	1,021,374
FRB Ser. 14-C17, Class XA, IO, 1.275s, 2047	14,222,052	982,175

Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 14-C15, Class D, 4.897s, 2047	750,000	683,281
FRB Ser. 13-C12, Class D, 4.767s, 2046	424,000	402,560
FRB Ser. 12-C6, Class XA, IO, 2.086s, 2045	10,385,694	826,701
FRB Ser. 13-C7, Class XB, IO, 0.371s, 2046	24,165,000	568,578

Morgan Stanley Capital I Trust
FRB Ser. 07-T27, Class AJ, 5.645s, 2042	502,000	529,168
Ser. 07-IQ14, Class A2, 5.61s, 2049	140,823	140,897
Ser. 07-HQ11, Class AJ, 5.508s, 2044	279,000	279,823

Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class E,
5.178s, 2049	301,000	312,160

34	Absolute Return 100 Fund

MORTGAGE-BACKED SECURITIES (30.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.246s, 2043	$407,159	$408,177

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 4.958s, 2049	300,000	316,791
FRB Ser. 13-C6, Class D, 4.494s, 2046	665,000	623,976
FRB Ser. 12-C4, Class XA, IO, 1.822s, 2045	6,662,991	596,685
FRB Ser. 12-C2, Class XA, IO, 1.72s, 2063	14,596,842	969,330

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C25, Class AJ, 5.72s, 2043	853,000	863,918
Ser. 06-C24, Class AJ, 5.658s, 2045	338,000	339,386
FRB Ser. 06-C29, IO, 0.378s, 2048	33,737,442	99,188

Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 07-C31, IO, 0.211s, 2047	83,063,119	207,658

Wells Fargo Commercial Mortgage Trust FRB Ser. 13-LC12,
Class C, 4.299s, 2046	500,000	498,820

Wells Fargo Commercial Mortgage Trust 144A FRB
Ser. 13-LC12, Class D, 4.299s, 2046	1,250,000	1,176,666

WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class C, 4.646s, 2047	212,000	216,600
Ser. 13-C18, Class AS, 4.387s, 2046	491,000	530,167
Ser. 13-UBS1, Class AS, 4.306s, 2046	305,000	327,515
Ser. 13-C12, Class AS, 3.56s, 2048	384,000	394,383
FRB Ser. 13-C17, Class XA, IO, 1.565s, 2046	4,861,196	349,520
FRB Ser. 13-C14, Class XA, IO, 0.898s, 2046	9,281,551	430,571

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class E, 5.634s, 2044	1,155,000	1,220,812
FRB Ser. 11-C2, Class D, 5.469s, 2044	1,074,000	1,141,501
FRB Ser. 11-C4, Class D, 5.265s, 2044	1,045,000	1,110,051
FRB Ser. 11-C4, Class E, 5.265s, 2044	285,000	301,217
FRB Ser. 13-C15, Class D, 4.481s, 2046	920,000	845,283
FRB Ser. 12-C10, Class D, 4.456s, 2045	279,000	262,434
FRB Ser. 12-C10, Class XA, IO, 1.765s, 2045	4,400,830	376,183
FRB Ser. 13-C12, Class XA, IO, 1.469s, 2048	1,543,602	109,387

		52,955,617
Residential mortgage-backed securities (non-agency) (4.7%)
BCAP, LLC Trust FRB Ser. 15-RR5, Class 2A3, 1.268s, 2046	410,000	315,077

BCAP, LLC Trust 144A FRB Ser. 14-RR1, Class 2A2, 2.352s, 2036	500,000	421,540

Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, 1.162s, 2046	2,326,677	1,849,709
FRB Ser. 05-38, Class A3, 0.547s, 2035	261,196	225,804
FRB Ser. 05-59, Class 1A1, 0.524s, 2035	726,879	578,539
FRB Ser. 06-OC2, Class 2A3, 0.487s, 2036	140,649	125,881
FRB Ser. 06-OA2, Class A5, 0.424s, 2046	1,374,210	1,058,142
FRB Ser. 06-OC8, Class 2A2A, 0.317s, 2036	283,675	273,746

Countrywide Asset-Backed Certificates Trust FRB Ser. 05-2,
Class M4, 1.262s, 2035 F	395,000	343,650

CSMC Trust 144A
FRB Ser. 11-6R, Class 3A7, 2.923s, 2036	490,000	260,514
FRB Ser. 09-13R, Class 3A2, 2.306s, 2036	384,135	228,560

Absolute Return 100 Fund	35

MORTGAGE-BACKED SECURITIES (30.2%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
GSAA Trust FRB Ser. 05-8, Class M1, 0.687s, 2035	$350,000	$262,500

GSAMP Trust FRB Ser. 06-NC1, Class M1, 0.557s, 2036	350,000	248,500

Morgan Stanley Resecuritization Trust 144A Ser. 15-R4,
Class CB1, 0.598s, 2047	1,265,000	1,012,000

MortgageIT Trust FRB Ser. 05-1, Class 1M1, 0.917s, 2035	785,590	742,081

Nomura Home Equity Loan, Inc., Home Equity Loan Trust
Ser. 06-WF1, Class M2, 0.487s, 2036	620,000	461,900

Nomura Resecuritization Trust 144A FRB Ser. 15-4R,
Class 1A14, 0.404s, 2047	1,000,000	577,500

WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 04-AR13, Class A1B2, 1.177s, 2034	539,739	507,355
FRB Ser. 05-AR17, Class A1B2, 0.607s, 2045	1,327,871	1,148,609
FRB Ser. 05-AR13, Class A1B3, 0.557s, 2045	643,254	577,320

		11,218,927

Total mortgage-backed securities (cost $73,297,528)		$72,811,864

ASSET-BACKED SECURITIES (6.4%)*	Principal amount	Value

Station Place Securitization Trust
FRB Ser. 15-4, Class A, 1.402s, 2017	$3,166,000	$3,166,000
FRB Ser. 15-2, Class A, 1.235s, 2017	2,342,000	2,342,000

Station Place Securitization Trust 144A FRB Ser. 14-2, Class A,
1.055s, 2016	9,902,000	9,902,000

Total asset-backed securities (cost $15,410,000)		$15,410,000

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (5.2%)*	Principal amount	Value

U.S. Government Agency Mortgage Obligations (5.2%)
Federal Home Loan Mortgage Corporation 4 1/2s, October 1, 2018	$19,876	$20,517

Federal Home Loan Mortgage Corporation Pass-Through Certificates
6s, September 1, 2017	123,223	128,020
4 1/2s, August 1, 2018	16,553	17,160

Federal National Mortgage Association Pass-Through Certificates
6s, with due dates from September 1, 2018 to September 1, 2019	52,072	54,449
4 1/2s, TBA, November 1, 2045	1,000,000	1,083,594
4s, TBA, November 1, 2045	1,000,000	1,064,609
3s, TBA, December 1, 2045	5,000,000	5,043,360
3s, TBA, November 1, 2045	5,000,000	5,054,297

		12,466,006

Total U.S. government and agency mortgage obligations (cost $12,492,815)		$12,466,006

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Notes 2s, September 30, 2020 ∆	$58,000	$59,269

Total U.S. treasury obligations (cost $57,974)		$59,269

MUNICIPAL BONDS AND NOTES (0.7%)*	Principal amount	Value

Union Cnty., AZ Indl. Dev. VRDN (Del-Tin Fiber LLC),
0.26s, 10/1/27	$1,700,000	$1,700,000

Total municipal bonds and notes (cost $1,700,000)		$1,700,000

36	Absolute Return 100 Fund

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.6%)*	Principal amount/units	Value

Argentina (Republic of) sr. unsec. unsub. notes Ser. 1, 8 3/4s,
2017 (Argentina) (In default) †	$500,000	$547,500

Buenos Aires (Province of) 144A sr. unsec. unsub. notes
10 7/8s, 2021 (Argentina)	600,000	631,500

Croatia (Republic of) 144A sr. unsec. notes 6 1/4s,
2017 (Croatia)	200,000	209,300

Total foreign government and agency bonds and notes (cost $1,285,435)		$1,388,300

PURCHASED SWAP OPTIONS OUTSTANDING (0.1%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
(1.548)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/1.548	$9,688,500	$48

Citibank, N.A.
(2.087)/3 month USD-LIBOR-BBA/May-18	May-16/2.087	5,087,700	1,730

Credit Suisse International
(2.915)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.915	574,800	33,695

(3.315)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/3.315	574,800	18,633

Goldman Sachs International
2.0775/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.0775	5,188,000	32,891

0.90/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.90	14,768,800	22,153

1.36/3 month USD-LIBOR-BBA/Nov-20	Nov-15/1.36	9,814,700	10,305

1.285/3 month USD-LIBOR-BBA/Nov-20	Nov-15/1.285	9,814,700	5,104

(2.82)/3 month USD-LIBOR-BBA/Jan-46	Jan-16/2.82	232,800	3,092

(2.18625)/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.18625	5,087,700	1,323

(2.5025)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.5025	5,188,000	519

JPMorgan Chase Bank N.A.
(2.148)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.148	4,907,400	25,322

0.98/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.98	6,126,800	14,398

1.898/3 month USD-LIBOR-BBA/Nov-25	Nov-15/1.898	4,907,400	9,128

Total purchased swap options outstanding (cost $316,293)			$178,341

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (—%)*	strike price	amount	Value

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/$100.98	$1,000,000	$5,482

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/100.86	1,000,000	4,851

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/100.66	1,000,000	4,207

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/100.50	1,000,000	3,584

Total purchased options outstanding (cost $50,626)			$18,124

Absolute Return 100 Fund	37

SHORT-TERM INVESTMENTS (24.8%)*	Principal amount/shares		Value

Agrium, Inc. commercial paper with a yield of 0.45%,
November 18, 2015		$1,500,000	$1,499,681

Airgas, Inc. commercial paper with a yield of 0.52%,
December 9, 2015		1,500,000	1,499,177

Albemarle Corp. commercial paper with a yield of 0.79%,
November 2, 2015		1,500,000	1,499,967

AXA Financial, Inc. commercial paper with a yield of 0.22%,
November 23, 2015		1,500,000	1,499,798

Bacardi Corp. 144A commercial paper with a yield of 0.46%,
November 12, 2015		1,500,000	1,499,789

Banco Bilbao Vizcaya/NY FRN certificate of deposit with
a yield of 1.17%, May 16, 2016		1,000,000	997,841

BASF SE commercial paper with a yield of 0.34%,
December 21, 2015		1,500,000	1,499,292

Baxter International, Inc. commercial paper with a yield
of 0.40%, November 19, 2015		1,500,000	1,499,700

Bell Canada commercial paper with a yield of 0.42%,
November 5, 2015		1,500,000	1,499,930

Brookfield US Holdings, Inc. commercial paper with a yield
of 0.46%, November 13, 2015		1,500,000	1,499,770

Cox Enterprises, Inc. commercial paper with a yield of 0.46%,
November 3, 2015		1,500,000	1,499,962

DTE Electric Co. commercial paper with a yield of 0.30%,
November 12, 2015		1,500,000	1,499,863

Duke Energy Corp. 144A commercial paper with a yield
of 0.41%, November 16, 2015		1,500,000	1,499,744

ERAC USA Finance, LLC commercial paper with a yield
of 0.43%, November 24, 2015		1,500,000	1,499,588

Harley-Davidson Financial Services commercial paper with
a yield of 0.30%, November 20, 2015		1,500,000	1,499,763

Kroger Co. (The) commercial paper with a yield of 0.33%,
November 23, 2015		1,500,000	1,499,698

Macy’s Retail Holdings, Inc. commercial paper with a yield
of 0.37%, November 2, 2015		1,500,000	1,499,985

Marsh & McLennan Cos., Inc. commercial paper with a yield
of 0.37%, November 5, 2015		1,500,000	1,499,938

Monsanto Co. commercial paper with a yield of 0.56%,
November 17, 2015		1,500,000	1,499,627

Putnam Short Term Investment Fund 0.15% L	Shares	21,277,630	21,277,630

TransCanada American Investments Ltd. commercial paper
with a yield of 0.43%, November 20, 2015		$1,500,000	1,499,660

U.S. Treasury Bills 0.01%, January 21, 2016 ∆		110,000	109,984

U.S. Treasury Bills 0.03%, February 4, 2016 ∆		5,000	4,999

U.S. Treasury Bills 0.06%, February 18, 2016 ∆		239,000	238,947

U.S. Treasury Bills 0.07%, April 7, 2016 # ∆ §		1,523,000	1,521,937

U.S. Treasury Bills 0.09%, January 14, 2016 ∆ §		2,155,000	2,154,644

U.S. Treasury Bills 0.11%, April 21, 2016 # ∆ §		316,000	315,696

U.S. Treasury Bills 0.15%, February 11, 2016 ∆ §		313,000	312,929

Viacom, Inc. commercial paper with a yield of 0.41%,
November 12, 2015		1,500,000	1,499,812

38	Absolute Return 100 Fund

SHORT-TERM INVESTMENTS (24.8%)* cont.	Principal amount/shares	Value

Whirlpool Corp. commercial paper with a yield of 0.52%,
December 11, 2015	$1,500,000	$1,499,133

WPP CP, LLC commercial paper with a yield of 0.45%,
November 10, 2015	1,500,000	1,499,831

Total short-term investments (cost $59,930,386)		$59,928,315

TOTAL INVESTMENTS

Total investments (cost $255,875,823)		$255,458,610

Key to holding’s abbreviations

BKNT	Bank Note
bp	Basis Points
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
PO	Principal Only
TBA	To Be Announced Commitments
VRDN	Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2014 through October 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $241,306,072.

† This security is non-income-producing.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $22,373,081 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Absolute Return 100 Fund	39

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 10/31/15

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr (Short)	10	$1,564,375	Dec-15	$(11,208)

U.S. Treasury Bond Ultra
30 yr (Long)	1	159,750	Dec-15	421

U.S. Treasury Note 10 yr (Short)	6	766,125	Dec-15	4,207

U.S. Treasury Note 5 yr (Short)	13	1,557,055	Dec-15	(2,131)

U.S. Treasury Note 2 yr (Short)	6	1,311,938	Dec-15	173

Total				$(8,538)

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/15 (premiums $3,256,565)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
1.798/3 month USD-LIBOR-BBA/Dec-17	Dec-15/1.798	$9,688,500	$10

1.278/3 month USD-LIBOR-BBA/Dec-17	Dec-15/1.278	2,422,125	121

Citibank, N.A.
2.587/3 month USD-LIBOR-BBA/May-18	May-16/2.587	5,087,700	356

2.387/3 month USD-LIBOR-BBA/May-18	May-16/2.387	5,087,700	661

Credit Suisse International
2.515/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.515	574,800	55,197

Goldman Sachs International
(1.885)/3 month USD-LIBOR-BBA/Jan-46	Jan-16/1.885	232,800	526

2.58625/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.58625	10,175,400	712

2.29/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.29	2,594,000	2,957

(0.725)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.725	14,768,800	5,760

(0.8125)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.8125	14,768,800	12,110

(1.435)/3 month USD-LIBOR-BBA/Nov-20	Nov-15/1.435	9,814,700	19,139

(2.29)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.29	2,594,000	52,217

JPMorgan Chase Bank N.A.
(0.83)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.83	6,126,800	5,147

(0.905)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.905	6,126,800	9,129

(2.023)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.023	2,453,700	11,974

2.023/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.023	2,453,700	27,089

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	16,499,000	2,117,746

Total			$2,320,851

40	Absolute Return 100 Fund

WRITTEN OPTIONS OUTSTANDING at 10/31/15 (premiums $50,313)

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/$99.98	$1,000,000	$2,071

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.92	1,000,000	1,927

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.86	1,000,000	1,791

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.77	1,000,000	1,604

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.19	1,000,000	787

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.03	1,000,000	645

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/98.98	1,000,000	607

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/98.86	1,000,000	516

Total			$9,948

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/15

Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/	Expiration	Contract	receivable/	appreciation/
Floating rate index/Maturity date	date/strike	amount	(payable)	(depreciation)

Bank of America N.A.
2.00/3 month USD-LIBOR-BBA/
Nov-25 (Purchased)	Nov-15/2.00	$4,907,400	$(19,630)	$1,472

(2.238)/3 month USD-LIBOR-BBA/
Nov-25 (Purchased)	Nov-15/2.238	4,907,400	(19,630)	(5,791)

2.119/3 month USD-LIBOR-BBA/
Nov-25 (Written)	Nov-15/2.119	2,453,700	19,630	4,228

(2.119)/3 month USD-LIBOR-BBA/
Nov-25 (Written)	Nov-15/2.119	2,453,700	19,630	(3,065)

Citibank, N.A.
1.475/3 month USD-LIBOR-BBA/
Nov-20 (Purchased)	Nov-15/1.475	4,907,400	(13,005)	245

1.399/3 month USD-LIBOR-BBA/
Nov-20 (Purchased)	Nov-15/1.399	4,907,400	(7,361)	147

(1.551)/3 month USD-LIBOR-BBA/
Nov-20 (Written)	Nov-15/1.551	4,907,400	20,366	(1,227)

JPMorgan Chase Bank N.A.
2.117/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.117	653,200	(16,005)	(124)

2.035/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.035	653,200	(16,597)	(2,469)

1.00/3 month USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	1,265,300	(8,366)	(3,339)

1.00/3 month USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	2,530,500	(17,777)	(7,715)

Absolute Return 100 Fund	41

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/15 cont.

Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/	Expiration	Contract	receivable/	appreciation/
Floating rate index/Maturity date	date/strike	amount	(payable)	(depreciation)

JPMorgan Chase Bank N.A. cont.
(3.035)/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.035	$653,200	$(17,380)	$(8,469)

(3.117)/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.117	653,200	(18,290)	(10,521)

2.655/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.655	2,861,000	18,954	15,238

2.56/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.56	2,861,000	18,290	13,876

(1.00)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	5,061,000	16,195	1,721

(1.00)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	2,530,500	7,748	582

(1.56)/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.56	2,861,000	16,472	(4,463)

(1.655)/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.655	2,861,000	16,308	(7,582)

Total			$(448)	$(17,256)

TBA SALE COMMITMENTS OUTSTANDING at 10/31/15 (proceeds receivable $5,079,961)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3s,
November 1, 2045	$5,000,000	11/12/15	$5,054,297

Total			$5,054,297

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/15

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$1,134,000	$(5,905)	9/30/25	3 month USD-	2.1575%	$6,659
			LIBOR-BBA

1,134,000	15,528	9/30/25	2.3975%	3 month USD-	(22,314)
				LIBOR-BBA

1,134,000	(9,987)	9/30/25	3 month USD-	2.2775%	15,217
			LIBOR-BBA

5,188,000	(30,418)	10/9/25	3 month USD-	2.155%	22,507
			LIBOR-BBA

2,594,000	30,316	10/9/25	2.3225%	3 month USD-	(36,466)
				LIBOR-BBA

2,594,000	(17,204)	10/28/25	3 month USD-	2.055%	(18,054)
			LIBOR-BBA

1,297,000	16,527	10/28/25	2.235%	3 month USD-	(4,692)
				LIBOR-BBA

5,188,000	(37,422)	10/28/25	3 month USD-	2.0775%	(28,300)
			LIBOR-BBA

42	Absolute Return 100 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$2,594,000	$36,022	10/28/25	2.2625%	3 month USD-	$(13,029)
				LIBOR-BBA

2,594,000	(16,895)	10/29/25	3 month USD-	2.12%	(1,993)
			LIBOR-BBA

1,297,000	16,844	10/29/25	2.31%	3 month USD-	(13,466)
				LIBOR-BBA

3,891,000	(24,565)	10/27/25	3 month USD-	2.07125%	(19,731)
			LIBOR-BBA

1,945,500	24,488	10/27/25	2.25%	3 month USD-	(10,170)
				LIBOR-BBA

46,709,000 E	229,423	12/16/17	1.25%	3 month USD-	(78,762)
				LIBOR-BBA

7,023,000 E	42,552	12/16/25	2.35%	3 month USD-	(124,019)
				LIBOR-BBA

1,945,500	16,122	9/29/25	2.235%	3 month USD-	(19,447)
				LIBOR-BBA

648,500	12,948	9/29/45	2.703%	3 month USD-	(12,773)
				LIBOR-BBA

49,774,000 E	98,125	12/16/20	1.70%	3 month USD-	(264,877)
				LIBOR-BBA

1,160,000 E	3,459	12/16/45	3 month USD-	2.70%	42,623
			LIBOR-BBA

858,000	(12)	9/29/25	2.162%	3 month USD-	(9,882)
				LIBOR-BBA

728,000	(10)	9/30/25	2.07%	3 month USD-	(2,161)
				LIBOR-BBA

4,445,000	(17)	10/7/17	3 month USD-	0.72225%	(8,231)
			LIBOR-BBA

4,445,000	(17)	10/7/17	3 month USD-	0.71967%	(8,461)
			LIBOR-BBA

4,445,000	(17)	10/7/17	3 month USD-	0.72163%	(8,286)
			LIBOR-BBA

4,844,000	(39)	10/7/20	1.3645%	3 month USD-	25,086
				LIBOR-BBA

1,068,000	(14)	10/7/25	2.0085%	3 month USD-	3,487
				LIBOR-BBA

341,000	(12)	10/7/45	2.54395%	3 month USD-	(1,304)
				LIBOR-BBA

887,800	(7)	10/19/20	1.345%	3 month USD-	5,995
				LIBOR-BBA

887,800	(7)	10/19/20	1.34757%	3 month USD-	5,883
				LIBOR-BBA

903,900	(7)	10/19/20	1.35331%	3 month USD-	5,738
				LIBOR-BBA

Absolute Return 100 Fund	43

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$1,171,400	$(15)	10/28/25	2.013%	3 month USD-	$4,929
				LIBOR-BBA

389,100	(5)	10/28/25	2.044%	3 month USD-	519
				LIBOR-BBA

Total	$399,779				$(567,775)

E Extended effective date.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/15

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB–	BBB–/P	$2,939	$43,000	5/11/63	300 bp	$2,384
Index

CMBX NA BBB–	BBB–/P	5,604	93,000	5/11/63	300 bp	4,403
Index

CMBX NA BBB–	BBB–/P	11,483	186,000	5/11/63	300 bp	9,080
Index

CMBX NA BBB–	BBB–/P	10,944	192,000	5/11/63	300 bp	8,464
Index

Barclays Bank PLC
CMBX NA BBB–	BBB–/P	16,962	153,000	5/11/63	300 bp	14,985
Index

Credit Suisse International
CMBX NA BB Index	—	(26,087)	1,478,000	5/11/63	(500 bp)	(2,398)

CMBX NA BBB–	BBB–/P	6,693	611,000	5/11/63	300 bp	(1,199)
Index

CMBX NA BBB–	BBB–/P	22,336	1,543,000	5/11/63	300 bp	2,406
Index

CMBX NA BBB–	BBB–/P	32,335	2,462,000	5/11/63	300 bp	534
Index

CMBX NA BBB–	BBB–/P	3,461	86,000	1/17/47	300 bp	493
Index

CMBX NA BBB–	BBB–/P	3,595	101,000	1/17/47	300 bp	109
Index

CMBX NA BBB–	BBB–/P	7,515	128,000	1/17/47	300 bp	3,097
Index

CMBX NA BBB–	BBB–/P	5,865	171,000	1/17/47	300 bp	(37)
Index

Goldman Sachs International
CMBX NA BBB–	BBB–/P	(311)	45,000	5/11/63	300 bp	(892)
Index

CMBX NA BB Index	—	(1,711)	200,000	5/11/63	(500 bp)	1,495

CMBX NA BB Index	—	(1,251)	118,000	5/11/63	(500 bp)	640

CMBX NA BB Index	—	(586)	61,000	5/11/63	(500 bp)	392

CMBX NA BB Index	—	52	43,000	5/11/63	(500 bp)	741

44	Absolute Return 100 Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/15 cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.
CMBX NA BB Index	—	$431	$42,000	5/11/63	(500 bp)	$1,104

CMBX NA BB Index	—	927	41,000	5/11/63	(500 bp)	1,584

CMBX NA BB Index	—	640	38,000	5/11/63	(500 bp)	1,249

CMBX NA BB Index	—	(54)	27,000	1/17/47	(500 bp)	943

CMBX NA BBB–	—	(1,162)	128,000	5/11/63	(300 bp)	491
Index

CMBX NA BBB–	BBB–/P	(27)	10,000	5/11/63	300 bp	(156)
Index

CMBX NA BBB–	BBB–/P	(289)	36,000	5/11/63	300 bp	(754)
Index

CMBX NA BBB–	BBB–/P	(644)	59,000	5/11/63	300 bp	(1,406)
Index

CMBX NA BBB–	BBB–/P	(1,113)	119,000	5/11/63	300 bp	(2,651)
Index

CMBX NA BBB–	BBB–/P	(1,193)	119,000	5/11/63	300 bp	(2,731)
Index

CMBX NA BBB–	BBB–/P	(1,193)	119,000	5/11/63	300 bp	(2,731)
Index

CMBX NA BBB–	BBB–/P	(482)	120,000	5/11/63	300 bp	(2,032)
Index

CMBX NA BBB–	BBB–/P	(2,016)	121,000	5/11/63	300 bp	(3,579)
Index

CMBX NA BBB–	BBB–/P	1,405	123,000	5/11/63	300 bp	(184)
Index

CMBX NA BBB–	BBB–/P	740	124,000	5/11/63	300 bp	(862)
Index

CMBX NA BBB–	BBB–/P	255	8,000	1/17/47	300 bp	(21)
Index

CMBX NA BBB–	BBB–/P	3,563	119,000	1/17/47	300 bp	(545)
Index

CMBX NA BBB–	BBB–/P	3,878	128,000	1/17/47	300 bp	(540)
Index

JPMorgan Securities LLC
CMBX NA BBB–	—	(4,079)	170,000	5/11/63	(300 bp)	(1,883)
Index

CMBX NA BBB–	—	(2,190)	85,000	5/11/63	(300 bp)	(1,092)
Index

CMBX NA BBB–	BBB–/P	4,703	85,000	1/17/47	300 bp	1,769
Index

CMBX NA BBB–	BBB–/P	8,965	170,000	1/17/47	300 bp	3,100
Index

Total		$110,903				$33,770

Absolute Return 100 Fund	45

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2015. Securities rated by Putnam are indicated by “/P.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$—	$15,410,000

Corporate bonds and notes	—	91,498,391	—

Foreign government and agency bonds and notes	—	1,388,300	—

Mortgage-backed securities	—	70,800,824	2,011,040

Municipal bonds and notes	—	1,700,000	—

Purchased options outstanding	—	18,124	—

Purchased swap options outstanding	—	178,341	—

U.S. government and agency mortgage obligations	—	12,466,006	—

U.S. treasury obligations	—	59,269	—

Short-term investments	21,277,630	38,650,685	—

Totals by level	$21,277,630	$216,759,940	$17,421,040

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$(8,538)	$—	$—

Written options outstanding	—	(9,948)	—

Written swap options outstanding	—	(2,320,851)	—

Forward premium swap option contracts	—	(17,256)	—

TBA sale commitments	—	(5,054,297)	—

Interest rate swap contracts	—	(967,554)	—

Credit default contracts	—	(77,133)	—

Totals by level	$(8,538)	$(8,447,039)	$—

46	Absolute Return 100 Fund

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized			Total	Total
	Balance	Accrued		appreciation/		Proceeds	transfers	transfers	Balance
Investments	as of	discounts/	Realized	(deprecia-	Cost of	from	into	out of	as of
in securities:	10/31/14	premiums	gain/(loss)	tion) #	purchases	sales	Level 3†	Level 3†	10/31/15

Asset-backed
securities	$—	$—	$—	$—	$5,508,000	$—	$9,902,000	$—	$15,410,000

Mortgage-
backed
securities	$—	—	—	(3,281)	1,592,781	—	421,540	—	$2,011,040

Totals	$—	$—	$—	$(3,281)	$7,100,781	$—	$10,323,540	$—	$17,421,040

† Transfers during the reporting period are accounted for using the end of period market value and include valuations provided by a single broker quote. Such valuations involve certain inputs and estimates that were unobservable at the end of the reporting period.

# Includes $(3,281) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

During the reporting period, transfers between level 1 and level 2 within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Absolute Return 100 Fund	47

Statement of assets and liabilities 10/31/15

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $234,598,193)	$234,180,980
Affiliated issuers (identified cost $21,277,630) (Notes 1 and 5)	21,277,630

Cash	167,967

Interest and other receivables	1,137,899

Receivable for shares of the fund sold	1,395,109

Receivable for investments sold	840,964

Receivable for sales of delayed delivery securities (Note 1)	2,052,576

Receivable for variation margin (Note 1)	139,761

Unrealized appreciation on forward premium swap option contracts (Note 1)	37,509

Unrealized appreciation on OTC swap contracts (Note 1)	59,463

Premium paid on OTC swap contracts (Note 1)	44,388

Total assets	261,334,246

LIABILITIES

Payable for investments purchased	104,682

Payable for purchases of delayed delivery securities (Note 1)	9,243,181

Payable for shares of the fund repurchased	2,701,354

Payable for compensation of Manager (Note 2)	85,070

Payable for Trustee compensation and expenses (Note 2)	35,798

Payable for distribution fees (Note 2)	44,883

Payable for variation margin (Note 1)	191,085

Unrealized depreciation on forward premium swap option contracts (Note 1)	54,765

Unrealized depreciation on OTC swap contracts (Note 1)	25,693

Premium received on OTC swap contracts (Note 1)	155,291

Written options outstanding, at value (premiums $3,306,878) (Notes 1 and 3)	2,330,799

TBA sale commitments, at value (proceeds receivable $5,079,961) (Note 1)	5,054,297

Other accrued expenses	1,276

Total liabilities	20,028,174

Net assets	$241,306,072

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$251,538,402

Undistributed net investment income (Note 1)	1,717,919

Accumulated net realized loss on investments (Note 1)	(11,974,980)

Net unrealized appreciation of investments	24,731

Total — Representing net assets applicable to capital shares outstanding	$241,306,072

(Continued on next page)

48	Absolute Return 100 Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($113,552,561 divided by 11,274,966 shares)	$10.07

Offering price per class A share (100/99.00 of $10.07)*	$10.17

Net asset value and offering price per class B share ($1,617,327 divided by 161,281 shares)**	$10.03

Net asset value and offering price per class C share ($23,502,651 divided by 2,355,755 shares)**	$9.98

Net asset value and redemption price per class M share ($1,942,263 divided by 193,307 shares)	$10.05

Offering price per class M share (100/99.25 of $10.05)*	$10.13

Net asset value, offering price and redemption price per class R share
($37,202 divided by 3,721 shares)	$10.00

Net asset value, offering price and redemption price per class R5 share
($10,439 divided by 1,029 shares)	$10.14

Net asset value, offering price and redemption price per class R6 share
($525,117 divided by 51,822 shares)	$10.13

Net asset value, offering price and redemption price per class Y share
($100,118,512 divided by 9,900,063 shares)	$10.11

* On single retail sales of less than $500,000.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Absolute Return 100 Fund	49

Statement of operations Year ended 10/31/15

INVESTMENT INCOME

Interest (including interest income of $33,337 from investments in affiliated issuers) (Note 5)	$4,915,400

Total investment income	4,915,400

EXPENSES

Compensation of Manager (Note 2)	1,035,691

Distribution fees (Note 2)	555,232

Other	2,115

Total expenses	1,593,038

Expense reduction (Note 2)	(809)

Net expenses	1,592,229

Net investment income	3,323,171

Net realized gain on investments (Notes 1 and 3)	1,684,898

Net realized loss on swap contracts (Note 1)	(2,371,365)

Net realized gain on futures contracts (Note 1)	108,557

Net realized loss on written options (Notes 1 and 3)	(125,289)

Net unrealized depreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	(3,701,694)

Net loss on investments	(4,404,893)

Net decrease in net assets resulting from operations	$(1,081,722)

The accompanying notes are an integral part of these financial statements.

50	Absolute Return 100 Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 10/31/15	Year ended 10/31/14

Operations:
Net investment income	$3,323,171	$3,442,596

Net realized loss on investments
and foreign currency transactions	(703,199)	(3,384,131)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(3,701,694)	3,467,110

Net increase (decrease) in net assets resulting
from operations	(1,081,722)	3,525,575

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,683,366)	(2,322,820)

Class B	(23,734)	(38,368)

Class C	(121,397)	(168,857)

Class M	(25,522)	(35,397)

Class R	(2,368)	(3,775)

Class R5	(160)	(173)

Class R6	(9,369)	(9,126)

Class Y	(1,615,330)	(1,245,828)

Decrease from capital share transactions (Note 4)	(29,325,881)	(264,686)

Total decrease in net assets	(33,888,849)	(563,455)

NET ASSETS

Beginning of year	275,194,921	275,758,376

End of year (including undistributed net investment income
of $1,717,919 and $2,224,551, respectively)	$241,306,072	$275,194,921

The accompanying notes are an integral part of these financial statements.

Absolute Return 100 Fund	51

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	tions	of period	value (%)[b]	(in thousands)	(%)[c]	(%)	(%)

Class A
October 31, 2015	$10.25	.13	(.18)	(.05)	(.13)	—	(.13)	$10.07	(.49)	$113,553.66		1.28	105[f]
October 31, 2014	10.26	.13	.01	.14	(.15)	—	(.15)	10.25	1.37	136,276.64		1.32	98[f]
October 31, 2013	10.16	.15	.03	.18	(.08)	—	(.08)	10.26	1.73	160,057	.64[e]	1.49[e]	81[g]
October 31, 2012	10.15	.16	—[d]	.16	(.15)	—	(.15)	10.16	1.65	158,622	.65[e]	1.55[e]	238[g]
October 31, 2011	10.44	.23	(.30)	(.07)	(.13)	(.09)	(.22)	10.15	(.79)	249,746	.67[e]	2.27[e]	186[g]

Class B
October 31, 2015	$10.20	.11	(.17)	(.06)	(.11)	—	(.11)	$10.03	(.64)	$1,617.86		1.09	105[f]
October 31, 2014	10.21	.11	.01	.12	(.13)	—	(.13)	10.20	1.19	2,467.84		1.12	98[f]
October 31, 2013	10.12	.13	.02	.15	(.06)	—	(.06)	10.21	1.45	3,080	.84[e]	1.27[e]	81[g]
October 31, 2012	10.11	.13	.02	.15	(.14)	—	(.14)	10.12	1.48	2,655	.85[e]	1.33[e]	238[g]
October 31, 2011	10.39	.22	(.32)	(.10)	(.09)	(.09)	(.18)	10.11	(1.03)	3,070	.87[e]	2.10[e]	186[g]

Class C
October 31, 2015	$10.15	.05	(.17)	(.12)	(.05)	—	(.05)	$9.98	(1.20)	$23,503	1.41	.53	105[f]
October 31, 2014	10.15	.06	—[d]	.06	(.06)	—	(.06)	10.15	.58	26,468	1.39	.56	98[f]
October 31, 2013	10.05	.08	.02	.10	—	—	—	10.15	1.00	30,621	1.39[e]	.75[e]	81[g]
October 31, 2012	10.03	.08	.01	.09	(.07)	—	(.07)	10.05	.90	40,649	1.40[e]	.80[e]	238[g]
October 31, 2011	10.33	.16	(.31)	(.15)	(.06)	(.09)	(.15)	10.03	(1.56)	62,600	1.42[e]	1.58[e]	186[g]

Class M
October 31, 2015	$10.23	.12	(.17)	(.05)	(.13)	—	(.13)	$10.05	(.53)	$1,942.71		1.24	105[f]
October 31, 2014	10.24	.13	—[d]	.13	(.14)	—	(.14)	10.23	1.31	2,059.69		1.27	98[f]
October 31, 2013	10.14	.15	.02	.17	(.07)	—	(.07)	10.24	1.70	2,609	.69[e]	1.45[e]	81[g]
October 31, 2012	10.13	.15	.01	.16	(.15)	—	(.15)	10.14	1.61	2,973	.70[e]	1.48[e]	238[g]
October 31, 2011	10.42	.23	(.31)	(.08)	(.12)	(.09)	(.21)	10.13	(.81)	3,576	.72[e]	2.22[e]	186[g]

Class R
October 31, 2015	$10.18	.11	(.18)	(.07)	(.11)	—	(.11)	$10.00	(.67)	$37.91		1.06	105[f]
October 31, 2014	10.19	.11	—[d]	.11	(.12)	—	(.12)	10.18	1.12	214.89		1.06	98[f]
October 31, 2013	10.10	.13	.02	.15	(.06)	—	(.06)	10.19	1.50	311	.89[e]	1.26[e]	81[g]
October 31, 2012	10.09	.13	—[d]	.13	(.12)	—	(.12)	10.10	1.33	316	.90[e]	1.27[e]	238[g]
October 31, 2011	10.39	.21	(.31)	(.10)	(.11)	(.09)	(.20)	10.09	(1.00)	317	.92[e]	2.06[e]	186[g]

Class R5
October 31, 2015	$10.32	.16	(.18)	(.02)	(.16)	—	(.16)	$10.14	(.22)	$10.41		1.56	105[f]
October 31, 2014	10.32	.16	.01	.17	(.17)	—	(.17)	10.32	1.71	10.39		1.58	98[f]
October 31, 2013	10.21	.18	.02	.20	(.09)	—	(.09)	10.32	1.94	10	.39[e]	1.74[e]	81[g]
October 31, 2012†	10.12	.05	.04	.09	—	—	—	10.21	.89*	10	.13*[e]	.48*[e]	238[g]

Class R6
October 31, 2015	$10.31	.16	(.18)	(.02)	(.16)	—	(.16)	$10.13	(.22)	$525.41		1.54	105[f]
October 31, 2014	10.32	.16	.01	.17	(.18)	—	(.18)	10.31	1.63	583.39		1.56	98[f]
October 31, 2013	10.21	.16[h]	.04	.20	(.09)	—	(.09)	10.32	1.97	509	.39[e]	1.57[e,h]	81[g]
October 31, 2012†	10.12	.05	.04	.09	—	—	—	10.21	.89*	10	.13*[e]	.48*[e]	238[g]

Class Y
October 31, 2015	$10.29	.16	(.18)	(.02)	(.16)	—	(.16)	$10.11	(.22)	$100,119.41		1.54	105[f]
October 31, 2014	10.30	.16	—[d]	.16	(.17)	—	(.17)	10.29	1.61	107,117.39		1.54	98[f]
October 31, 2013	10.21	.18	.02	.20	(.11)	—	(.11)	10.30	1.94	78,562	.39[e]	1.74[e]	81[g]
October 31, 2012	10.20	.18	.01	.19	(.18)	—	(.18)	10.21	1.90	71,603	.40[e]	1.78[e]	238[g]
October 31, 2011	10.48	.26	(.31)	(.05)	(.14)	(.09)	(.23)	10.20	(.51)	80,840	.42[e]	2.55[e]	186[g]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

52	Absolute Return 100 Fund	Absolute Return 100 Fund	53

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Amount represents less than $0.01 per share.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	10/31/13	10/31/12	10/31/11

Class A	0.10%	0.33%	0.29%

Class B	0.10	0.33	0.29

Class C	0.10	0.33	0.29

Class M	0.10	0.33	0.29

Class R	0.10	0.33	0.29

Class R5	0.09	0.10	N/A

Class R6	0.07	0.08	N/A

Class Y	0.10	0.33	0.29

f Portfolio turnover includes TBA purchase and sale commitments.

g Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been following:

Portfolio turnover %

October 31, 2013	126%

October 31, 2012	641

October 31, 2011	424

h The net investment income ratio and per share amount shown for the period ending October 31, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

54	Absolute Return 100 Fund

Notes to financial statements 10/31/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2014 through October 31, 2015.

Putnam Absolute Return 100 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to earn a positive total return that exceeds the return on U.S. Treasury bills by 100 basis points (or 1.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return through a broadly diversified portfolio reflecting uncorrelated fixed-income strategies designed to exploit market inefficiencies across global markets and fixed-income sectors. These strategies include investments in the following asset categories: (a) sovereign debt: obligations of governments in developed and emerging markets; (b) corporate credit: investment-grade debt, below-investment-grade debt (sometimes referred to as “junk bonds”), bank loans, convertible bonds and structured credit; and (c) securitized assets: asset-backed securities, residential mortgage-backed securities, commercial mortgage-backed securities and collateralized mortgage obligations. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, short-term debt securities. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively, and generally do not pay a contingent deferred sales charge. Effective November 1, 2015, Class M shares will no longer pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees.

Absolute Return 100 Fund	55

If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is

56	Absolute Return 100 Fund

determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts for hedging duration and convexity, to isolate prepayment risk, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and

Absolute Return 100 Fund	57

are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining liquid exposure to individual names, for hedging market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into

58	Absolute Return 100 Fund

offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,228,723 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $2,323,390 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Prior to September 24, 2015, the fund participated in a $392.5 million unsecured committed line of credit provided by State Street and a

Absolute Return 100 Fund	59

substantially similar unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR (the Federal Funds rate prior to September 24, 2015) plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% (0.11% prior to September 24, 2015) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At October 31, 2015, the fund had a capital loss carryover of $11,613,980 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$10,120,909	$—	$10,120,909	*

1,493,071	N/A	1,493,071	October 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $348,557 to decrease undistributed net investment income and $348,557 to decrease accumulated net realized loss.

60	Absolute Return 100 Fund

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,323,902
Unrealized depreciation	(2,091,513)

Net unrealized depreciation	(767,611)
Undistributed ordinary income	2,937,842
Capital loss carryforward	(11,613,980)
Cost for federal income tax purposes	$256,226,221

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a monthly base fee equal to 0.40% of the monthly average of the fund’s net asset value. In return for this fee, Putnam Management provides investment management and investor servicing and bears the fund’s organizational and operating expenses, excluding performance fee adjustments, payments under the fund’s distribution plan, brokerage, interest, taxes, investment related expenses, extraordinary expenses and acquired fund fees and expenses.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the BofA Merrill Lynch U.S. Treasury Bill Index plus 1.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate is +/– 0.04%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.40% of the fund’s average net assets before an increase of $25,037 (0.01% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through February 28, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management

Absolute Return 100 Fund	61

or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The aggregate amount of all reimbursements for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund is determined annually by the Trustees. These fees are being paid by Putnam Management as part of the management contract.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. These fees are being paid by Putnam Management as part of the management contract.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. These fees are being paid by Putnam Management as part of the management contract.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $809 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $155, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.45%, 1.00%, 0.30% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$299,460	Class M	6,003

Class B	8,896	Class R	831

Class C	240,042	Total	$555,232

62	Absolute Return 100 Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $236 and $153 from the sale of class A and class M shares, respectively, and received $84 and $231 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.30% (0.40% for purchases before April 1, 2010, and no longer applicable at all effective November 1, 2015) is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $34 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$206,155,288	$192,146,460

U.S. government securities (Long-term)	—	—

Total	$206,155,288	$192,146,460

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amounts	premiums

Written options outstanding
at the beginning of the
reporting period	$50,736,200	$3,182,721	$26,000,000	$92,188

Options opened	411,000,610	2,306,056	75,000,000	445,781
Options exercised	(39,483,450)	(345,878)	—	—
Options expired	(93,363,950)	(586,135)	(34,000,000)	(140,625)
Options closed	(188,569,785)	(1,300,199)	(59,000,000)	(347,031)

Written options outstanding at
the end of the reporting period	$140,319,625	$3,256,565	$8,000,000	$50,313

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/15		Year ended 10/31/14

Class A	Shares	Amount	Shares	Amount

Shares sold	4,825,727	$48,841,162	7,395,684	$75,603,398

Shares issued in connection with
reinvestment of distributions	130,105	1,315,364	184,523	1,872,905

	4,955,832	50,156,526	7,580,207	77,476,303

Shares repurchased	(6,977,627)	(70,669,586)	(9,884,467)	(100,996,686)

Net decrease	(2,021,795)	$(20,513,060)	(2,304,260)	$(23,520,383)

Absolute Return 100 Fund	63

	Year ended 10/31/15		Year ended 10/31/14

Class B	Shares	Amount	Shares	Amount

Shares sold	17,481	$176,527	40,478	$412,316

Shares issued in connection with
reinvestment of distributions	1,918	19,336	2,801	28,345

	19,399	195,863	43,279	440,661

Shares repurchased	(99,962)	(1,010,060)	(102,982)	(1,048,026)

Net decrease	(80,563)	$(814,197)	(59,703)	$(607,365)

	Year ended 10/31/15		Year ended 10/31/14

Class C	Shares	Amount	Shares	Amount

Shares sold	507,037	$5,083,420	445,367	$4,518,102

Shares issued in connection with
reinvestment of distributions	9,809	98,879	13,540	137,024

	516,846	5,182,299	458,907	4,655,126

Shares repurchased	(769,204)	(7,740,723)	(868,938)	(8,815,764)

Net decrease	(252,358)	$(2,558,424)	(410,031)	$(4,160,638)

	Year ended 10/31/15		Year ended 10/31/14

Class M	Shares	Amount	Shares	Amount

Shares sold	44,790	$451,570	11,982	$122,507

Shares issued in connection with
reinvestment of distributions	2,275	22,950	3,206	32,478

	47,065	474,520	15,188	154,985

Shares repurchased	(55,066)	(555,450)	(68,781)	(700,525)

Net decrease	(8,001)	$(80,930)	(53,593)	$(545,540)

	Year ended 10/31/15		Year ended 10/31/14

Class R	Shares	Amount	Shares	Amount

Shares sold	5,880	$59,039	10,405	$105,961

Shares issued in connection with
reinvestment of distributions	143	1,433	374	3,775

	6,023	60,472	10,779	109,736

Shares repurchased	(23,339)	(234,354)	(20,213)	(204,886)

Net decrease	(17,316)	$(173,882)	(9,434)	$(95,150)

	Year ended 10/31/15		Year ended 10/31/14

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	15	160	17	173

	15	160	17	173

Shares repurchased	—	—	—	—

Net increase	15	$160	17	$173

64	Absolute Return 100 Fund

	Year ended 10/31/15		Year ended 10/31/14

Class R6	Shares	Amount	Shares	Amount

Shares sold	35,901	$365,506	11,557	$118,602

Shares issued in connection with
reinvestment of distributions	923	9,369	896	9,126

	36,824	374,875	12,453	127,728

Shares repurchased	(41,507)	(421,598)	(5,249)	(53,616)

Net increase (decrease)	(4,683)	$(46,723)	7,204	$74,112

	Year ended 10/31/15		Year ended 10/31/14

Class Y	Shares	Amount	Shares	Amount

Shares sold	9,360,103	$95,109,189	8,978,632	$92,113,316

Shares issued in connection with
reinvestment of distributions	144,456	1,463,342	96,796	984,415

	9,504,559	96,572,531	9,075,428	93,097,731

Shares repurchased	(10,010,581)	(101,711,356)	(6,294,821)	(64,507,626)

Net increase (decrease)	(506,022)	$(5,138,825)	2,780,607	$28,590,105

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	1,029	100.0%	$10,439

Class R6	1,030	2.0	10,434

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$—	$22,252,602	$22,252,602	$1,798	$—

Putnam Short Term
Investment Fund*	43,011,817	334,069,388	355,803,575	31,539	21,277,630

Totals	$43,011,817	$356,321,990	$378,056,177	$33,337	$21,277,630

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Absolute Return 100 Fund	65

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$8,000,000

Purchased swap option contracts (contract amount)	$81,300,000

Written TBA commitment option contracts (contract amount) (Note 3)	$13,800,000

Written swap option contracts (contract amount) (Note 3)	$93,600,000

Futures contracts (number of contracts)	50

Centrally cleared interest rate swap contracts (notional)	$137,600,000

OTC credit default contracts (notional)	$9,100,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables	$38,336	Payables	$115,469

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	449,221*	depreciation	3,576,903*

Total		$487,557		$3,692,372

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$183,702	$183,702

Interest rate contracts	(1,248,021)	108,557	(2,555,067)	$(3,694,531)

Total	$(1,248,021)	$108,557	$(2,371,365)	$(3,510,829)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$(124,284)	$(124,284)

Interest rate contracts	699,460	(48,006)	(318,202)	$333,252

Total	$699,460	$(48,006)	$(442,486)	$208,968

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Absolute Return 100 Fund	67

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total

Assets:

Centrally cleared interest rate swap contracts§	$—	$—	$139,761	$—	$—	$—	$—	$—	$—	$139,761

OTC Credit default contracts*#	—	—	—	—	23,689	11,353	—	3,294	—	38,336

Futures contracts§	—	—	—	—	—	—	—	—	—	—

Forward premium swap option contracts#	5,700	—	—	392	—	—	31,417	—	—	37,509

Purchased swap options**#	48	—	—	1,730	52,328	75,387	48,848	—	—	178,341

Purchased options**#	—	—	—	—	—	—	18,124	—	—	18,124

Total Assets	$5,748	$—	$139,761	$2,122	$76,017	$86,740	$98,389	$3,294	$—	$412,071

Liabilities:

Centrally cleared interest rate swap contracts§	—	—	181,777	—	—	—	—	—	—	181,777

OTC Credit default contracts*#	6,639	1,977	—	—	76,397	21,657	—	8,799	—	115,469

Futures contracts§	—	—	—	—	—	—	—	—	9,308	9,308

Forward premium swap option contracts#	8,856	—	—	1,227	—	—	44,682	—	—	54,765

Written swap options#	131	—	—	1,017	55,197	93,421	2,171,085	—	—	2,320,851

Written options#	—	—	—	—	—	—	9,948	—	—	9,948

Total Liabilities	$15,626	$1,977	$181,777	$2,244	$131,594	$115,078	$2,225,715	$8,799	$9,308	$2,692,118

Total Financial and Derivative Net Assets	$(9,878)	$(1,977)	$(42,016)	$(122)	$(55,577)	$(28,338)	$(2,127,326)	$(5,505)	$(9,308)	$(2,280,047)

Total collateral received (pledged)†##	$—	$—	$—	$—	$(55,577)	$—	$(2,127,326)	$—	$—

Net amount	$(9,878)	$(1,977)	$(42,016)	$(122)	$—	$(28,338)	$—	$(5,505)	$(9,308)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

68	Absolute Return 100 Fund	Absolute Return 100 Fund	69

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Absolute Return 300 Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Absolute Return 300 Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 14, 2015

Absolute Return 300 Fund 27

The fund’s portfolio 10/31/15 ÿ

MORTGAGE-BACKED SECURITIES (42.2%)*	Principal amount	Value

Agency collateralized mortgage obligations (14.3%)
Federal Home Loan Mortgage Corporation
IFB Ser. 2976, Class LC, 23.702s, 2035	$128,821	$199,982
IFB Ser. 3072, Class SM, 23.079s, 2035	292,607	448,461
IFB Ser. 3072, Class SB, 22.932s, 2035	262,167	401,722
IFB Ser. 3249, Class PS, 21.629s, 2036	190,497	282,285
IFB Ser. 2990, Class LB, 16.445s, 2034	687,362	916,556
IFB Ser. 3852, Class NT, 5.804s, 2041	7,277,869	7,673,640
Ser. 4462, Class KI, IO, 4s, 2045	2,259,138	409,988
Ser. 4193, Class PI, IO, 4s, 2043	7,217,372	1,143,968
Ser. 4213, Class GI, IO, 4s, 2041	6,715,377	1,009,321
Ser. 4369, Class IA, IO, 3 1/2s, 2044	5,993,054	1,104,501
Ser. 311, IO, 3 1/2s, 2043	6,530,572	1,355,094
Ser. 303, Class C19, IO, 3 1/2s, 2043	3,496,521	681,923
Ser. 304, Class C22, IO, 3 1/2s, 2042	4,653,771	911,176
Ser. 4141, Class IM, IO, 3 1/2s, 2042	4,615,772	795,953
Ser. 4136, Class IW, IO, 3 1/2s, 2042	11,740,130	1,669,192
Ser. 4166, Class PI, IO, 3 1/2s, 2041	6,239,534	964,632
Ser. 4150, Class DI, IO, 3s, 2043	10,704,809	1,363,191
Ser. 4158, Class TI, IO, 3s, 2042	7,552,157	942,509
Ser. 4165, Class TI, IO, 3s, 2042	10,500,089	1,246,361
Ser. 4206, Class IP, IO, 3s, 2041	6,458,622	785,239
Ser. 304, Class C45, IO, 3s, 2027	11,386,537	1,184,459
FRB Ser. T-8, Class A9, IO, 0.469s, 2028	380,770	5,236
FRB Ser. T-59, Class 1AX, IO, 0.272s, 2043	910,248	10,916
Ser. T-48, Class A2, IO, 0.212s, 2033	1,365,158	13,065
Ser. 3835, Class FO, PO, zero %, 2041	15,228,503	13,380,219

Federal National Mortgage Association
IFB Ser. 04-10, Class QC, 27.812s, 2031	409,411	479,698
IFB Ser. 05-74, Class NK, 26.515s, 2035	94,468	156,345
IFB Ser. 07-53, Class SP, 23.478s, 2037	248,885	395,165
IFB Ser. 05-75, Class GS, 19.659s, 2035	208,935	290,855
IFB Ser. 11-4, Class CS, 12.506s, 2040	2,039,957	2,491,065
IFB Ser. 13-103, Class SK, IO, 5.723s, 2043	4,732,013	1,221,155
IFB Ser. 13-101, Class SE, IO, 5.703s, 2043	16,665,002	4,107,090
Ser. 397, Class 2, IO, 5s, 2039	844,214	153,225
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
4.747s, 2025	362,000	355,701
Ser. 15-4, Class IO, IO, 4 1/2s, 2045	4,578,612	928,085
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
4.197s, 2025	406,000	386,117
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
4.197s, 2025	170,000	161,592
Ser. 418, Class C24, IO, 4s, 2043	8,511,480	1,744,056
Ser. 13-44, Class PI, IO, 4s, 2043	4,133,328	614,187
Ser. 12-124, Class UI, IO, 4s, 2042	4,109,439	789,012
Ser. 13-11, Class IP, IO, 4s, 2042	12,747,825	2,184,480
Ser. 12-40, Class MI, IO, 4s, 2041	17,378,218	2,710,291

28 Absolute Return 300 Fund

MORTGAGE-BACKED SECURITIES (42.2%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 12-22, Class CI, IO, 4s, 2041	$12,244,198	$1,864,619
Ser. 12-62, Class MI, IO, 4s, 2041	8,158,568	1,199,685
Ser. 418, Class C15, IO, 3 1/2s, 2043	18,799,022	3,719,050
Ser. 417, Class C24, IO, 3 1/2s, 2042	9,739,453	2,030,871
Ser. 12-136, Class PI, IO, 3 1/2s, 2042	8,135,479	935,011
Ser. 14-76, IO, 3 1/2s, 2039	9,016,472	1,126,050
Ser. 13-21, Class AI, IO, 3 1/2s, 2033	9,243,141	1,603,685
Ser. 417, Class C19, IO, 3 1/2s, 2033	10,031,370	1,475,314
Ser. 12-151, Class PI, IO, 3s, 2043	8,234,889	1,047,478
Ser. 6, Class BI, IO, 3s, 2042	17,655,492	1,703,755
Ser. 13-35, Class IP, IO, 3s, 2042	4,522,406	474,499
Ser. 13-31, Class NI, IO, 3s, 2041	12,616,134	1,095,585
Ser. 13-55, Class AI, IO, 3s, 2033	5,378,925	795,913
FRB Ser. 03-W10, Class 1, IO, 0.804s, 2043	312,871	5,781
Ser. 98-W2, Class X, IO, 0.694s, 2028	2,353,186	114,718
Ser. 98-W5, Class X, IO, 0.603s, 2028	698,507	34,052
Ser. 07-44, Class CO, PO, zero %, 2037	53,053	48,227

Government National Mortgage Association
IFB Ser. 13-99, Class VS, IO, 5.901s, 2043	2,989,680	524,001
IFB Ser. 11-70, Class SH, IO, 5.691s, 2041	12,680,791	2,012,442
Ser. 14-133, Class IP, IO, 5s, 2044	6,168,846	1,204,529
Ser. 14-25, Class QI, IO, 5s, 2044	8,530,847	1,822,104
Ser. 14-2, Class IC, IO, 5s, 2044	3,210,889	743,867
Ser. 13-3, Class IT, IO, 5s, 2043	7,725,948	1,490,799
Ser. 11-116, Class IB, IO, 5s, 2040	2,255,405	113,103
Ser. 10-35, Class UI, IO, 5s, 2040	2,711,577	518,302
Ser. 10-20, Class UI, IO, 5s, 2040	9,880,364	1,753,172
Ser. 10-9, Class UI, IO, 5s, 2040	20,737,450	3,994,779
Ser. 09-121, Class UI, IO, 5s, 2039	21,060,397	3,961,039
Ser. 13-24, Class IK, IO, 4 1/2s, 2043	5,735,808	989,083
Ser. 14-3, Class IP, IO, 4 1/2s, 2043	2,696,992	493,846
Ser. 12-129, IO, 4 1/2s, 2042	6,022,508	1,374,939
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	445,251	59,281
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	6,193,524	1,088,382
Ser. 09-121, Class BI, IO, 4 1/2s, 2039	3,625,989	820,779
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	4,299,080	274,595
Ser. 15-94, IO, 4s, 2045	209,095	52,684
Ser. 15-99, Class LI, IO, 4s, 2045	5,511,621	755,695
Ser. 12-106, Class QI, IO, 4s, 2042	6,280,136	1,001,242
Ser. 12-47, Class CI, IO, 4s, 2042	1,987,431	333,324
Ser. 12-41, Class IP, IO, 4s, 2041	6,599,088	1,114,949
Ser. 13-53, Class IA, IO, 4s, 2026	9,147,829	1,046,969
Ser. 15-20, Class PI, IO, 3 1/2s, 2045	11,109,843	1,740,446
Ser. 13-76, IO, 3 1/2s, 2043	6,075,843	714,276
Ser. 13-79, Class PI, IO, 3 1/2s, 2043	6,728,066	870,343
Ser. 13-100, Class MI, IO, 3 1/2s, 2043	8,968,633	1,005,653
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	3,486,932	415,956

Absolute Return 300 Fund 29

MORTGAGE-BACKED SECURITIES (42.2%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 12-92, Class AI, IO, 3 1/2s, 2042	$4,694,865	$597,703
Ser. 12-71, Class JI, IO, 3 1/2s, 2041	15,297,931	1,277,515
Ser. 12-48, Class KI, IO, 3 1/2s, 2039	3,071,226	327,393
Ser. 183, Class AI, IO, 3 1/2s, 2039	8,866,352	1,081,704
Ser. 15-138, Class AI, IO, 3 1/2s, 2039	943,163	125,346
Ser. 15-82, Class GI, IO, 3 1/2s, 2038	10,767,978	1,241,225
Ser. 14-145, Class PI, IO, 3 1/2s, 2029	6,073,059	756,035
Ser. 14-46, Class KI, IO, 3s, 2036	5,766,785	654,357
Ser. 14-115, Class QI, IO, 3s, 2029	11,653,501	1,146,005
Ser. 15-H15, Class JI, IO, 1.931s, 2065	13,543,022	1,688,815
Ser. 15-H19, Class NI, IO, 1.904s, 2065	21,147,675	2,632,886
Ser. 15-H25, Class EI, IO, 1.838s, 2065	16,164,000	1,729,548
Ser. 15-H18, IO, 1.822s, 2065	13,713,517	1,412,081
Ser. 15-H09, Class BI, IO, 1.696s, 2065	18,528,565	1,891,766
Ser. 15-H10, Class EI, IO, 1.636s, 2065	19,798,479	1,503,694
Ser. 15-H25, Class AI, IO, 1.608s, 2065	18,168,702	1,691,506
Ser. 10-151, Class KO, PO, zero %, 2037	1,360,815	1,229,945

GSMPS Mortgage Loan Trust 144A
FRB Ser. 98-4, IO, 1.147s, 2026	132,417	1
FRB Ser. 98-2, IO, 1.043s, 2027	84,214	1
FRB Ser. 99-2, IO, 0.827s, 2027	186,135	1,626
FRB Ser. 98-3, IO, zero %, 2027	96,774	1

130,621,733
Commercial mortgage-backed securities (21.3%)
Banc of America Commercial Mortgage Trust
Ser. 06-4, Class AJ, 5.695s, 2046	3,767,000	3,789,779
Ser. 06-6, Class A2, 5.309s, 2045	136,975	137,399
FRB Ser. 07-1, Class XW, IO, 0.33s, 2049	4,276,994	24,278

Banc of America Merrill Lynch Commercial Mortgage, Inc.
FRB Ser. 04-3, Class D, 5.346s, 2039	2,832,319	2,839,371
FRB Ser. 05-1, Class B, 5.338s, 2042	2,632,000	2,600,732
FRB Ser. 05-6, Class F, 5.147s, 2047	1,367,000	1,367,547
FRB Ser. 04-4, Class D, 5.073s, 2042	761,000	770,988

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-4, Class XC, IO, 0.171s, 2042	970,051	776

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-PW17, Class AJ, 5.878s, 2050	1,497,000	1,541,931
FRB Ser. 07-PW16, Class AJ, 5.705s, 2040	6,625,000	6,737,241
FRB Ser. 07-T26, Class AJ, 5.566s, 2045 F	2,150,000	2,132,425
FRB Ser. 06-PW11, Class AJ, 5.522s, 2039	3,565,000	3,573,913
Ser. 05-T18, Class D, 5.134s, 2042	1,206,000	1,193,192
Ser. 05-PWR9, Class C, 5.055s, 2042	959,000	957,677

Bear Stearns Commercial Mortgage Securities Trust 144A FRB
Ser. 06-PW11, Class B, 5.522s, 2039	5,275,000	5,265,136

CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C1,
Class E, 5.836s, 2044	2,448,000	2,205,819

Citigroup Commercial Mortgage Trust FRB Ser. 13-GC17,
Class XA, IO, 1.508s, 2046	15,114,170	990,432

30 Absolute Return 300 Fund

MORTGAGE-BACKED SECURITIES (42.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 13-GC17, Class D, 5.105s, 2046	$5,194,000	$5,002,513
FRB Ser. 13-GC11, Class D, 4.457s, 2046	2,873,000	2,645,458

COMM Mortgage Trust
Ser. 06-C8, Class AJ, 5.377s, 2046	1,941,000	1,937,894
FRB Ser. 14-UBS6, Class XA, IO, 1.076s, 2047	25,757,575	1,665,446

COMM Mortgage Trust 144A
FRB Ser. 12-LC4, Class D, 5.645s, 2044	133,000	135,780
Ser. 12-LC4, Class E, 4 1/4s, 2044	1,361,000	1,222,213
Ser. 13-LC13, Class E, 3.719s, 2046	1,503,000	1,143,163
FRB Ser. 07-C9, Class AJFL, 0.885s, 2049	3,218,000	3,169,827

Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1,
Class AJ, 6.068s, 2041	5,468,000	5,648,389

Credit Suisse First Boston Mortgage Securities Corp. Ser. 05-C3,
Class B, 4.882s, 2037	1,140,000	1,138,632

Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	484,703	511,361
FRB Ser. 03-C3, Class AX, IO, 1.955s, 2038	1,582,332	147

CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1,
Class D, 3.801s, 2050	2,153,000	1,793,725

DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.422s, 2044	998,000	1,047,102

First Union Commercial Mortgage Trust 144A Ser. 99-C1,
Class F, 5.35s, 2035	683,527	674,983

GS Mortgage Securities Corp. II 144A
FRB Ser. 13-GC10, Class D, 4.411s, 2046	3,267,000	3,019,002
FRB Ser. 13-GC10, Class E, 4.411s, 2046	1,864,000	1,624,066

GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.631s, 2045	5,707,000	5,900,924
FRB Ser. 11-GC3, Class D, 5.555s, 2044	1,352,177	1,427,885
Ser. 11-GC3, Class E, 5s, 2044	1,219,000	1,165,734
FRB Ser. 14-GC26, Class D, 4.511s, 2047	3,525,000	3,006,719
FRB Ser. 13-GC12, Class D, 4.476s, 2046	3,719,000	3,471,649
FRB Ser. 13-GC13, Class D, 4.069s, 2046	1,486,000	1,339,064

JPMBB Commercial Mortgage Securities Trust FRB Ser. 13-C12,
Class XA, IO, 0.865s, 2045	108,142,686	3,655,223

JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C17, Class D, 4.887s, 2047	1,306,000	1,196,243
FRB Ser. 14-C25, Class D, 3.949s, 2047	1,801,000	1,486,726

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 12-LC9, Class D, 4.42s, 2047	1,809,000	1,769,021

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.076s, 2051	2,780,000	2,840,687
Ser. 06-LDP6, Class AJ, 5.565s, 2043	51,000	50,949
FRB Ser. 06-LDP6, Class B, 5.56s, 2043	1,946,000	1,934,249
FRB Ser. 04-CBX, Class B, 5.021s, 2037	807,000	806,112
FRB Ser. 05-LDP2, Class D, 4.941s, 2042	3,805,000	3,873,452
FRB Ser. 13-C10, Class XA, IO, 1.274s, 2047	21,008,568	1,277,972

Absolute Return 300 Fund 31

MORTGAGE-BACKED SECURITIES (42.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class B, 6.176s, 2051	$2,194,000	$2,207,383
FRB Ser. 07-CB20, Class C, 6.176s, 2051	1,220,000	1,165,527
FRB Ser. 11-C3, Class E, 5.549s, 2046	6,397,000	6,732,843
FRB Ser. 12-C6, Class E, 5.198s, 2045	6,446,000	6,387,986
FRB Ser. 12-C8, Class D, 4.665s, 2045	5,497,000	5,446,977
Ser. 11-C4, Class F, 3.873s, 2046	3,030,000	2,803,053
Ser. 13-C10, Class E, 3 1/2s, 2047	1,963,000	1,559,604

JPMorgan Chase Commercial Mortgage Securities Trust
Pass-Through Certificates 144A Ser. 01-C1, Class H,
5.626s, 2035	1,828,613	1,863,466

LB-UBS Commercial Mortgage Trust
Ser. 04-C8, Class F, 5.005s, 2039	485,547	488,946
FRB Ser. 07-C2, Class XW, IO, 0.539s, 2040	4,439,241	31,984

Merrill Lynch Mortgage Trust Ser. 04-BPC1, Class C, 5.011s, 2041	208,789	208,443

Merrill Lynch Mortgage Trust 144A FRB Ser. 05-MCP1, Class XC,
IO, 0.046s, 2043	8,296,865	90

ML-CFC Commercial Mortgage Trust
FRB Ser. 06-1, Class AJ, 5.562s, 2039	4,164,000	4,210,845
Ser. 06-3, Class AJ, 5.485s, 2046	4,350,000	4,362,311

Morgan Stanley Bank of America Merrill Lynch Trust FRB
Ser. 13-C12, Class XA, IO, 0.982s, 2046	24,398,214	1,060,961

Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 14-C15, Class D, 4.897s, 2047	2,750,000	2,505,364
Ser. 14-C17, Class D, 4.698s, 2047	2,634,000	2,341,002
FRB Ser. 12-C6, Class E, 4.658s, 2045	1,477,000	1,422,536
FRB Ser. 13-C10, Class E, 4.082s, 2046	4,055,000	3,526,634
Ser. 15-C24, Class D, 3.257s, 2048	1,613,000	1,191,679

Morgan Stanley Capital I Trust
Ser. 06-HQ9, Class C, 5.842s, 2044	1,857,000	1,892,125
Ser. 06-HQ10, Class B, 5.448s, 2041	1,036,000	988,911

Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.246s, 2043	598,375	599,871

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6s, 2045	2,040,000	2,037,307
FRB Ser. 06-C25, Class AJ, 5.72s, 2043	1,496,000	1,515,149
Ser. 06-C24, Class AJ, 5.658s, 2045	3,772,000	3,787,465
FRB Ser. 06-C29, IO, 0.378s, 2048	140,166,150	412,088

Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 04-C11, Class G, 5.169s, 2041	1,500,000	1,446,840

Wells Fargo Commercial Mortgage Trust 144A Ser. 14-LC18,
Class D, 3.957s, 2047	2,837,000	2,309,522

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C4, Class E, 5.265s, 2044	1,006,000	1,063,241
FRB Ser. 13-C16, Class D, 4.982s, 2046	1,559,000	1,491,947
FRB Ser. 12-C7, Class D, 4.838s, 2045	5,321,000	5,490,474
FRB Ser. 13-UBS1, Class D, 4.63s, 2046	6,827,000	6,386,112
FRB Ser. 13-C15, Class D, 4.481s, 2046	2,160,004	1,984,581

32 Absolute Return 300 Fund

MORTGAGE-BACKED SECURITIES (42.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 12-C10, Class D, 4.456s, 2045	$1,300,000	$1,222,813
FRB Ser. 12-C10, Class E, 4.456s, 2045	1,658,000	1,372,513
FRB Ser. 13-C12, Class D, 4.353s, 2048	4,100,000	3,869,088
Ser. 13-C14, Class E, 3 1/4s, 2046	1,065,000	830,050
FRB Ser. 13-C12, Class XA, IO, 1.469s, 2048	7,047,595	499,425
FRB Ser. 12-C9, Class XB, IO, 0.707s, 2045	46,094,000	2,051,828

194,479,930
Residential mortgage-backed securities (non-agency) (6.6%)
BCAP, LLC Trust FRB Ser. 12-RR5, Class 4A8, 0.364s, 2035	3,750,000	3,448,794

BCAP, LLC Trust 144A
FRB Ser. 12-RR2, Class 5A12, 5.818s, 2036	1,901,100	1,806,539
FRB Ser. 14-RR2, Class 4A3, 0.464s, 2036	2,791,000	2,053,060

Bear Stearns Alt-A Trust FRB Ser. 04-6, Class M2, 1.922s, 2034	2,371,945	2,087,311

Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class M2, 4.497s,
2025 (Bermuda)	950,000	942,875

Citigroup Mortgage Loan Trust 144A FRB Ser. 15-6, Class 1A2,
0.426s, 2047	6,860,000	4,459,000

Countrywide Alternative Loan Trust
FRB Ser. 05-27, Class 1A2, 1.622s, 2035	1,939,913	1,746,377
FRB Ser. 05-27, Class 2A1, 1.572s, 2035	1,801,828	1,471,168
FRB Ser. 05-27, Class 1A1, 1.202s, 2035	2,082,877	1,682,548
FRB Ser. 06-OA7, Class 1A2, 1.162s, 2046	4,535,663	3,605,852
FRB Ser. 05-38, Class A3, 0.547s, 2035	1,741,305	1,505,358
FRB Ser. 05-59, Class 1A1, 0.524s, 2035	7,735,844	6,157,135
FRB Ser. 05-62, Class 1A1, 0.497s, 2035	1,149,730	948,527
FRB Ser. 06-OA2, Class A1, 0.404s, 2046	1,776,589	1,332,442
FRB Ser. 06-OC8, Class 2A2A, 0.317s, 2036	1,118,011	1,078,881

Countrywide Asset-Backed Certificates Trust FRB Ser. 05-2,
Class M4, 1.262s, 2035 F	3,680,000	3,201,600

CSMC Trust 144A FRB Ser. 11-6R, Class 3A7, 2.923s, 2036	1,700,000	903,825

Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt Notes FRB Ser. 15-DN1,
Class B, 11.697s, 2025	1,163,659	1,350,658
Structured Agency Credit Risk Debt Notes FRB Ser. 15-DNA1,
Class B, 9.397s, 2027	1,040,000	1,178,948
Structured Agency Credit Risk Debt Notes Ser. 15-DNA2,
Class B, 7.737s, 2027	1,649,000	1,594,583

GSAMP Trust FRB Ser. 06-HE2, Class M1, 0.517s, 2046	4,000,000	3,260,000

MortgageIT Trust FRB Ser. 05-1, Class 1M1, 0.917s, 2035	2,220,862	2,097,862

Nationstar HECM Loan Trust 144A Ser. 15-1A, Class A,
3.844s, 2018	923,033	926,706

Nomura Resecuritization Trust 144A FRB Ser. 15-4R,
Class 1A14, 0.404s, 2047	1,750,000	1,010,625

WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 04-AR13, Class A1B2, 1.177s, 2034	2,377,424	2,234,778
FRB Ser. 05-AR13, Class A1C3, 0.687s, 2045	4,072,215	3,479,062
FRB Ser. 05-AR1, Class A1B, 0.587s, 2045	929,102	850,129
FRB Ser. 05-AR9, Class A1B, 0.577s, 2045	3,767,026	3,444,414

		59,859,057

Total mortgage-backed securities (cost $393,069,230)		$384,960,720

Absolute Return 300 Fund 33

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (34.2%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.0%)
Government National Mortgage Association Pass-Through Certificates
4.687s, June 20, 2045	$115,308	$128,213
4.654s, June 20, 2045	495,632	550,711
4.554s, May 20, 2045	251,845	278,545
4.524s, June 20, 2065	260,929	287,735
4.516s, June 20, 2045	243,652	268,541
4.468s, May 20, 2065	497,269	546,109
4.413s, June 20, 2065	121,329	133,113
4s, July 20, 2044	931,126	1,003,603
4s, TBA, November 1, 2045	2,000,000	2,128,750
3 1/2s, TBA, November 1, 2045	4,000,000	4,192,188

9,517,508
U.S. Government Agency Mortgage Obligations (33.2%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
3 1/2s, with due dates from April 1, 2042 to February 1, 2044	4,051,728	4,232,443

Federal National Mortgage Association Pass-Through Certificates
4 1/2s, TBA, November 1, 2045	2,000,000	2,167,188
4s, with due dates from July 1, 2042 to August 1, 2045 ##	14,115,949	15,158,847
3 1/2s, with due dates from May 1, 2042 to July 1, 2043	3,204,294	3,345,464
3 1/2s, TBA, December 1, 2045	1,000,000	1,038,555
3 1/2s, TBA, November 1, 2045	1,000,000	1,040,859
3s, February 1, 2043	785,872	796,248
3s, TBA, December 1, 2045	121,000,000	122,049,300
3s, TBA, November 1, 2045	151,000,000	152,639,769

		302,468,673

Total U.S. government and agency mortgage obligations (cost $312,246,743)		$311,986,181

U.S. TREASURY OBLIGATIONS (0.1%)*	Principal amount	Value

U.S. Treasury Inflation Protected Securities 2.125%, February 15, 2041 [i]	$274,277	$332,594

U.S. Treasury Notes
2.000%, February 15, 2025 [i]	164,000	162,780
2.000%, September 30, 2020 ∆	382,000	390,356

Total U.S. treasury obligations (cost $877,202)		$885,730

CORPORATE BONDS AND NOTES (28.7%)*	Principal amount	Value

Basic materials (2.2%)
ArcelorMittal SA sr. unsec. bonds 10.6s, 2019 (France)	$1,250,000	$1,371,875

Archer-Daniels-Midland Co. sr. unsec. notes 5.45s, 2018	1,308,000	1,421,973

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020	2,187,000	2,274,480

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	950,000	1,021,250

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4 7/8s, 2024	1,400,000	1,368,500

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020	1,415,000	1,485,750

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	1,263,000	1,266,158

34 Absolute Return 300 Fund

CORPORATE BONDS AND NOTES (28.7%)* cont.	Principal amount	Value

Basic materials cont.
Rio Tinto Finance USA PLC company guaranty sr. unsec. unsub.
notes 1 5/8s, 2017 (United Kingdom)	$1,691,000	$1,684,534

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes
9s, 2019 (Australia)	1,985,000	2,410,112

Sealed Air Corp. 144A sr. unsec. notes 4 7/8s, 2022	1,385,000	1,423,088

Southern Copper Corp. sr. unsec. unsub. notes 5 7/8s,
2045 (Peru)	800,000	698,000

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2019	1,500,000	1,552,500

USG Corp. 144A company guaranty sr. unsec. notes
5 1/2s, 2025	734,000	755,103

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5 5/8s, 2024	1,500,000	1,548,750

20,282,073
Capital goods (2.1%)
Amstead Industries, Inc. 144A company guaranty sr. unsec.
notes 5 3/8s, 2024	500,000	493,750

Amstead Industries, Inc. 144A company guaranty sr. unsec.
notes 5s, 2022	1,500,000	1,515,000

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5 1/2s, 2022	1,020,000	1,009,800

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5 1/4s, 2024	500,000	467,500

Boeing Co. (The) sr. unsec. bonds 8 3/4s, 2021	3,580,000	4,788,590

Bombardier, Inc. 144A unsec. notes 5 1/2s, 2018 (Canada)	750,000	705,000

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020	1,000,000	1,092,500

Covidien International Finance SA company guaranty sr. unsec.
unsub. notes 6s, 2017 (Luxembourg)	1,692,000	1,842,255

KLX, Inc. 144A company guaranty sr. unsec. unsub. notes
5 7/8s, 2022	750,000	765,469

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022	1,180,000	1,218,350

Moog, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2022	1,025,000	1,045,500

Owens-Brockway Glass Container, Inc. 144A company guaranty
sr. unsec. notes 5 3/8s, 2025	345,000	346,725

Owens-Brockway Glass Container, Inc. 144A company guaranty
sr. unsec. notes 5s, 2022	1,500,000	1,529,070

Pittsburgh Glass Works, LLC 144A company guaranty sr.
notes 8s, 2018	1,333,000	1,388,320

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5 3/8s, 2024	384,000	397,440

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4s, 2020	500,000	505,000

19,110,269
Communication services (2.0%)
AT&T, Inc. sr. unsec. unsub. notes 3s, 2022	4,000,000	3,923,512

AT&T, Inc. sr. unsec. unsub. notes 1.7s, 2017	1,695,000	1,703,258

Comcast Corp. company guaranty sr. unsec. unsub. bonds
6 1/2s, 2017	1,700,000	1,811,372

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	840,000	904,050

Absolute Return 300 Fund 35

CORPORATE BONDS AND NOTES (28.7%)* cont.	Principal amount	Value

Communication services cont.
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
4 1/4s, 2018	$2,194,000	$2,191,258

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
6 3/4s, 2018 (Luxembourg)	465,000	412,688

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9s, 2018	500,000	549,685

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.464s, 2019	1,500,000	1,543,125

Verizon Communications, Inc. sr. unsec. notes 6.35s, 2019	584,000	663,741

Verizon Communications, Inc. sr. unsec. notes 2 5/8s, 2020	1,522,000	1,537,120

Vodafone Group PLC sr. unsec. unsub. notes 1 1/4s, 2017
(United Kingdom)	2,930,000	2,911,058

18,150,867
Consumer cyclicals (2.3%)
Amazon.com, Inc. sr. unsec. notes 1.2s, 2017	1,638,000	1,639,302

Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018	2,008,000	2,223,764

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	552,000	602,854

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	300,000	300,750

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6 1/2s, 2022	1,000,000	1,042,500

Dollar General Corp. sr. unsec. notes 1 7/8s, 2018	2,400,000	2,391,053

Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R	596,000	664,955

Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R	279,000	299,592

JC Penney Corp, Inc. company guaranty sr. unsec. bonds
8 1/8s, 2019	490,000	487,550

Lender Processing Services, Inc./Black Knight Lending
Solutions, Inc. company guaranty sr. unsec. unsub. notes
5 3/4s, 2023	1,475,000	1,541,375

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	565,000	565,000

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 1/2s, 2019	1,000,000	1,035,000

McGraw Hill Financial, Inc. 144A company guaranty sr. unsec.
notes 3.3s, 2020	3,990,000	4,060,340

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. notes 5 1/2s, 2021 (Luxembourg)	1,500,000	1,548,750

Owens Corning company guaranty sr. unsec. notes 9s, 2019	253,000	297,589

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019	712,000	742,260

Tri Pointe Holdings, Inc. sr. unsec. notes 5 7/8s, 2024	1,330,000	1,330,000

20,772,634
Consumer staples (1.8%)
Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. notes 1 1/4s, 2018	1,695,000	1,676,891

BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4 5/8s, 2022 (Canada)	1,000,000	1,013,750

BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	1,500,000	1,513,125

36 Absolute Return 300 Fund

CORPORATE BONDS AND NOTES (28.7%)* cont.	Principal amount	Value

Consumer staples cont.
Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R	$1,420,000	$1,414,675

Costco Wholesale Corp. sr. unsec. unsub. notes 0.65s, 2015	2,180,000	2,180,972

CVS Health Corp. sr. unsec. unsub. notes 2 1/4s, 2018	1,690,000	1,713,026

CVS Health Corp. 144A sr. unsec. sub. notes 4 3/4s, 2022	3,975,000	4,332,643

Diageo Capital PLC company guaranty sr. unsec. unsub. notes
1 1/2s, 2017 (United Kingdom)	798,000	800,112

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2023	1,600,000	1,669,600

16,314,794
Energy (2.3%)
BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 1.846s, 2017 (United Kingdom)	1,695,000	1,711,469

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s,
2017 (Canada)	1,695,000	1,783,518

Chesapeake Energy Corp. company guaranty sr. unsec. FRN
3.571s, 2019	1,500,000	967,500

ConocoPhillips Co. company guaranty sr. unsec. notes
1.05s, 2017	1,695,000	1,685,000

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	180,000	205,899

Pertamina Persero PT 144A sr. unsec. unsub. notes 4.3s,
2023 (Indonesia)	400,000	377,898

Petrobras Global Finance BV company guaranty sr. unsec. notes
3 7/8s, 2016 (Brazil)	5,000,000	4,987,500

Petroleos de Venezuela SA sr. unsec. notes 5 1/8s,
2016 (Venezuela)	1,693,000	1,269,750

Petroleos de Venezuela SA 144A company guaranty sr. notes
8 1/2s, 2017 (Venezuela)	833,333	508,333

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5 1/2s, 2021 (Mexico)	1,300,000	1,387,194

Petroleos Mexicanos 144A company guaranty sr. unsec. notes
4 1/2s, 2026 (Mexico)	1,500,000	1,438,007

Phillips 66 company guaranty sr. unsec. unsub. notes
2.95s, 2017	1,690,000	1,728,172

Shell International Finance BV company guaranty sr. unsec.
unsub. notes 5.2s, 2017 (Netherlands)	1,816,000	1,921,889

Shell International Finance BV company guaranty sr. unsec.
unsub. notes 5/8s, 2015 (Netherlands)	875,000	875,199

20,847,328
Financials (11.9%)
Abbey National Treasury Services PLC/United Kingdom
company guaranty sr. unsec. unsub. notes 1 3/8s, 2017
(United Kingdom)	1,819,000	1,819,058

ABN Amro Bank NV 144A sr. unsec. FRN 1.123s,
2016 (Netherlands)	3,000,000	3,009,447

Air Lease Corp. sr. unsec. notes 2 5/8s, 2018	5,465,000	5,442,976

Ally Financial, Inc. sr. unsec. unsub. notes 3.6s, 2018	1,000,000	1,012,500

American Express Bank FSB sr. unsec. FRN Ser. BKNT,
0.497s, 2017	2,000,000	1,987,890

American Express Co. jr. unsec. sub. FRN Ser. C, 4.9s,
perpetual maturity	1,600,000	1,552,202

American Express Co. sr. unsec. notes 7s, 2018	1,523,000	1,709,730

Absolute Return 300 Fund 37

CORPORATE BONDS AND NOTES (28.7%)* cont.		Principal amount	Value

Financials cont.
American Express Co. sr. unsec. notes 6.15s, 2017		$923,000	$997,692

Baggot Securities, Ltd. 144A jr. sub. notes 10.24s, perpetual
maturity (Ireland)	EUR	3,260,000	3,620,924

Bank of America Corp. sr. unsec. notes Ser. MTN, 1.7s, 2017		$1,000,000	1,003,033

Bank of America Corp. sr. unsec. unsub. notes 2s, 2018		2,358,000	2,368,880

Bank of America, NA unsec. sub. FRN Ser. BKNT, 0.617s, 2016		3,800,000	3,792,104

Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2 1/2s,
2017 (Canada)		1,638,000	1,666,627

Bank of Nova Scotia (The) sr. unsec. unsub. FRN 0.737s,
2016 (Canada)		1,000,000	1,000,662

Bank of Nova Scotia (The) sr. unsec. unsub. notes 1 3/8s,
2017 (Canada)		1,695,000	1,689,861

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. notes
1.2s, 2017 (Japan)		1,710,000	1,702,430

BNP Paribas SA company guaranty sr. unsec. unsub. bonds
Ser. MTN, 1 3/8s, 2017 (France)		2,605,000	2,608,259

BPCE SA company guaranty sr. unsec. FRN Ser. MTN, 1.57s,
2016 (France)		975,000	978,497

Branch Banking & Trust Co. unsec. sub. FRN 0.656s, 2016		500,000	499,050

Citigroup, Inc. sr. unsec. sub. FRN 0.603s, 2016		2,100,000	2,091,669

Citigroup, Inc. sr. unsec. unsub. notes 4.45s, 2017		2,427,000	2,518,037

CNO Financial Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2025		1,055,000	1,120,938

Commonwealth Bank of Australia/New York, NY sr. unsec.
unsub. bonds 1 1/8s, 2017		2,318,000	2,320,316

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/
Netherlands (Rabobank Nederland) company guaranty sr.
unsec. notes 3 3/8s, 2017 (Netherlands)		1,516,000	1,556,379

Credit Agricole SA/London 144A sr. unsec. FRN 1.481s, 2016
(United Kingdom)		2,980,000	2,990,212

Deutsche Bank AG unsec. sub. notes 4 1/2s, 2025 (Germany)		2,657,000	2,587,094

Deutsche Bank AG/London sr. unsec. notes 6s, 2017
(United Kingdom)		2,358,000	2,533,426

GE Capital International Funding Co. 144A company guaranty
sr. unsec. notes 0.964s, 2016 (Ireland)		2,673,000	2,672,473

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
Ser. GLOB, 2 3/8s, 2018		1,212,000	1,230,884

ING Bank NV 144A unsec. notes 3 3/4s, 2017 (Netherlands)		4,575,000	4,715,041

International Lease Finance Corp. sr. unsec. unsub. notes
3 7/8s, 2018		875,000	888,125

JPMorgan Chase & Co. sr. unsec. unsub. notes 2s, 2017		1,679,000	1,693,211

JPMorgan Chase Bank, NA unsec. sub. FRN 0.666s, 2016		1,000,000	998,306

KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.3s, 2018		2,375,000	2,389,720

KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6 3/8s, 2020		2,170,000	2,537,273

MetLife, Inc. sr. unsec. unsub. notes 6 3/4s, 2016		1,710,000	1,769,847

MetLife, Inc. sr. unsec. unsub. notes 4 3/4s, 2021		2,125,000	2,346,854

Morgan Stanley sr. unsec. notes 4 3/4s, 2017		2,381,000	2,487,781

National Australia Bank, Ltd./New York sr. unsec. FRN 0.87s,
2016 (Australia)		2,000,000	2,005,054

38 Absolute Return 300 Fund

CORPORATE BONDS AND NOTES (28.7%)* cont.	Principal amount	Value

Financials cont.
National Australia Bank, Ltd./New York sr. unsec. notes 2.3s,
2018 (Australia)	$1,175,000	$1,188,341

OneMain Financial Holdings, Inc. 144A company guaranty sr.
unsec. notes 6 3/4s, 2019	1,000,000	1,061,250

PNC Bank NA sr. unsec. unsub. notes Ser. BKNT, 1 1/8s, 2017	1,700,000	1,699,937

Principal Life Global Funding II 144A notes 1s, 2015	1,740,000	1,740,934

Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.2s,
2018 (Canada)	1,700,000	1,725,027

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7 1/2s,
perpetual maturity (United Kingdom)	5,085,000	5,262,975

Royal Bank of Scotland Group PLC unsec. sub. notes 4.7s, 2018
(United Kingdom)	2,952,000	3,066,334

Sberbank of Russia Via SB Capital SA 144A unsec. sub. notes
5 1/8s, 2022 (Russia)	950,000	893,000

Select Income REIT sr. unsec. unsub. notes 3.6s, 2020 R	1,000,000	1,013,556

Select Income REIT sr. unsec. unsub. notes 2.85s, 2018 R	1,000,000	1,004,208

Simon Property Group LP 144A sr. unsec. unsub. notes
1 1/2s, 2018 R	1,535,000	1,530,988

Societe Generale SA company guaranty sr. unsec. notes 2 3/4s,
2017 (France)	675,000	688,370

Svenska Handelsbanken AB company guaranty sr. unsec. notes
2 7/8s, 2017 (Sweden)	874,000	890,290

UBS AG/Stamford, CT sr. unsec. unsub. notes Ser. BKNT,
5 7/8s, 2017	1,500,000	1,625,901

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)	1,000,000	1,049,250

Wells Fargo & Co. sr. unsec. notes 2.1s, 2017	1,664,000	1,688,066

Wells Fargo Bank, NA unsec. sub. FRN 0.531s, 2016	1,228,000	1,227,187

Westpac Banking Corp. sr. unsec. unsub. notes 1.55s,
2018 (Australia)	306,000	305,185

109,575,261
Health care (1.7%)
AbbVie, Inc. sr. unsec. unsub. notes 1 3/4s, 2017	1,519,000	1,533,409

Amgen, Inc. sr. unsec. unsub. notes 2 1/8s, 2017	1,695,000	1,717,013

AstraZeneca PLC sr. unsub. notes 5.9s, 2017 (United Kingdom)	1,695,000	1,842,007

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2018	500,000	509,375

HCA, Inc. sr. notes 6 1/2s, 2020	612,000	685,440

Mallinckrodt International Finance SA/Mallinckrodt CB, LLC
144A company guaranty sr. unsec. unsub. notes 5 1/2s,
2025 (Luxembourg)	206,000	187,460

Omega Healthcare Investors, Inc. 144A company guaranty sr.
unsec. notes 5 1/4s, 2026 R	3,805,000	3,957,200

Service Corporation International sr. unsec. unsub. notes
5 3/8s, 2022	1,674,000	1,766,070

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	665,000	709,888

Tenet Healthcare Corp. 144A company guaranty sr. FRN
3.837s, 2020	1,175,000	1,166,188

UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018	756,000	830,946

WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	600,000	627,000

		15,531,996

Absolute Return 300 Fund 39

CORPORATE BONDS AND NOTES (28.7%)* cont.	Principal amount	Value

Technology (0.4%)
eBay, Inc. sr. unsec. unsub. notes 1.35s, 2017	$1,695,000	$1,684,499

Infor US, Inc. 144A sr. notes 5 3/4s, 2020	1,145,000	1,167,900

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	850,000	843,625

3,696,024
Transportation (0.3%)
Continental Airlines, Inc. pass-through certificates
Ser. 97-4A, 6.9s, 2018	463,992	479,628

Continental Airlines, Inc. pass-through certificates Ser. 98-1A,
6.648s, 2017	345,333	355,261

Federal Express Corp. 2012 Pass Through Trust 144A notes
2 5/8s, 2018	1,909,316	1,924,751

2,759,640
Utilities and power (1.7%)
Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7 1/8s, 2018	1,543,000	1,784,001

Electricite de France (EDF) 144A unsec. sub. FRN 5 1/4s,
perpetual maturity (France)	905,000	898,213

PPL WEM, Ltd./Western Power Distribution, Ltd. 144A sr.
unsec. unsub. notes 3.9s, 2016 (United Kingdom)	7,725,000	7,814,779

Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A,
9 1/2s, 2019	3,816,000	4,641,683

		15,138,676

Total corporate bonds and notes (cost $262,185,399)		$262,179,562

SENIOR LOANS (8.6%)* [c]	Principal amount	Value

Basic materials (0.5%)
AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B1,
4 1/2s, 2019 (Luxembourg)	$457,569	$457,283

AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B2,
4 1/2s, 2019 (Luxembourg)	237,411	237,262

Coveris Holdings SA bank term loan FRN Ser. B, 4 1/2s,
2019 (Luxembourg)	1,202,102	1,197,594

HD Supply, Inc. bank term loan FRN Ser. B, 3 3/4s, 2021	1,000,000	996,458

Ineos US Finance, LLC bank term loan FRN 3 3/4s, 2018	417,501	412,021

TMS International Corp. bank term loan FRN Ser. B, 4 1/2s, 2020	1,469,182	1,395,723

4,696,341
Capital goods (1.0%)
ADS Waste Holdings, Inc. bank term loan FRN Ser. B,
3 3/4s, 2019	1,445,540	1,425,965

Berry Plastics Corp. bank term loan FRN Ser. F, 4s, 2022	1,000,000	1,001,111

Gardner Denver, Inc. bank term loan FRN 4 1/4s, 2020	700,700	656,030

Gates Global, LLC/Gates Global Co. bank term loan FRN
4 1/4s, 2021	1,475,050	1,384,088

Generac Power Systems, Inc. bank term loan FRN Ser. B,
3 1/2s, 2020	396,250	390,306

Reynolds Group Holdings, Inc. bank term loan FRN Ser. B,
4 1/2s, 2018	1,060,501	1,061,827

Staples, Inc. bank term loan FRN Ser. B, 3 1/2s, 2021	1,000,000	994,500

TransDigm, Inc. bank term loan FRN Ser. C, 3 3/4s, 2020	435,695	429,976

TransDigm, Inc. bank term loan FRN Ser. D, 3 3/4s, 2021	790,000	778,714

TransDigm, Inc. bank term loan FRN Ser. E, 3 1/2s, 2022	1,119,645	1,096,786

		9,219,303

40 Absolute Return 300 Fund

SENIOR LOANS (8.6%)* [c] cont.	Principal amount	Value

Communication services (1.3%)
Asurion, LLC bank term loan FRN Ser. B1, 5s, 2019	$726,697	$693,087

Asurion, LLC bank term loan FRN Ser. B4, 5s, 2022	882,788	833,351

Charter Communications Operating, LLC bank term loan FRN
Ser. E, 3s, 2020	1,466,250	1,451,130

Crown Castle Operating Co. bank term loan FRN
Ser. B2, 3s, 2021	962,946	961,876

Intelsat Jackson Holdings SA bank term loan FRN Ser. B2,
3 3/4s, 2019 (Bermuda)	1,419,814	1,374,114

Level 3 Financing, Inc. bank term loan FRN Ser. B1, 4s, 2020	2,000,000	1,996,562

Numericable US, LLC bank term loan FRN Ser. B1, 4 1/2s,
2020 (France)	768,932	758,479

Numericable US, LLC bank term loan FRN Ser. B2, 4 1/2s,
2020 (France)	665,231	656,188

SBA Senior Finance II, LLC bank term loan FRN Ser. B,
3 1/4s, 2021	1,975,000	1,958,027

WideOpenWest Finance, LLC bank term loan FRN Ser. B,
4 1/2s, 2019	746,250	734,279

Windstream Corp. bank term loan FRN Ser. B5, 3 1/2s, 2019	242,555	236,289

11,653,382
Consumer cyclicals (2.4%)
Academy, Ltd. bank term loan FRN Ser. B, 5s, 2022	942,705	939,170

Amaya BV bank term loan FRN 5s, 2021 (Netherlands)	990,019	965,681

American Casino & Entertainment Properties, LLC bank term
loan FRN 5s, 2022	748,125	748,593

Bass Pro Group, LLC bank term loan FRN Ser. B, 4s, 2020	825,850	818,968

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11s, 2017	564,361	514,274

Caesars Growth Properties Holdings, LLC bank term loan FRN
6 1/4s, 2021	414,750	365,758

CCM Merger, Inc. bank term loan FRN Ser. B, 4 1/2s, 2021	1,057,050	1,054,848

Chrysler Group, LLC bank term loan FRN Ser. B, 3 1/2s, 2017	324,852	324,006

CityCenter Holdings, LLC bank term loan FRN Ser. B,
4 1/4s, 2020	591,022	590,653

CPG International, Inc. bank term loan FRN Ser. B, 4 3/4s, 2020	1,339,747	1,326,349

Dollar Tree Stores, Inc. bank term loan FRN Ser. B, 3 1/2s, 2022	276,640	276,788

Eldorado Resorts, Inc. bank term loan FRN Ser. B, 4 1/4s, 2022	997,500	996,253

Hilton Worldwide Finance, LLC bank term loan FRN Ser. B,
3 1/2s, 2020	833,882	835,156

Interactive Data Corp. bank term loan FRN Ser. B, 4 3/4s, 2021	987,500	986,471

Jo-Ann Stores, Inc. bank term loan FRN Ser. B, 4s, 2018	1,129,264	1,089,739

Lions Gate Entertainment Corp. bank term loan FRN 5s, 2022	1,000,000	1,000,000

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4 1/4s, 2020	1,485,300	1,447,661

Nortek, Inc. bank term loan FRN Ser. B, 3 1/2s, 2020	992,473	986,270

Petco Animal Supplies, Inc. bank term loan FRN 4s, 2017	952,500	949,325

Realogy Group, LLC bank term loan FRN Ser. B, 3 3/4s, 2020	1,462,697	1,460,412

Scientific Games International, Inc. bank term loan FRN
Ser. B2, 6s, 2021	992,500	968,928

Tribune Media Co. bank term loan FRN Ser. B, 3 3/4s, 2020	1,006,387	1,003,871

Absolute Return 300 Fund 41

SENIOR LOANS (8.6%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
Univision Communications, Inc. bank term loan FRN 4s, 2020	$754,194	$748,118

Yonkers Racing Corp. bank term loan FRN 4 1/4s, 2019	1,335,794	1,295,163

21,692,455
Consumer staples (0.8%)
CEC Entertainment, Inc. bank term loan FRN Ser. B, 4s, 2021	423,550	408,990

Ceridian HCM Holding, Inc. bank term loan FRN Ser. B2,
4 1/2s, 2020	658,682	602,145

Del Monte Foods, Inc. bank term loan FRN 4.263s, 2021	943,200	920,799

Landry’s, Inc. bank term loan FRN Ser. B, 4s, 2018	1,239,433	1,239,046

Libbey Glass, Inc. bank term loan FRN Ser. B, 3 3/4s, 2021	987,500	980,916

Restaurant Brands International, Inc. bank term loan FRN Ser. B,
3 3/4s, 2021 (Canada)	1,491,304	1,490,505

Rite Aid Corp. bank term loan FRN 4 7/8s, 2021	1,000,000	1,000,938

US Foods, Inc. bank term loan FRN 4 1/2s, 2019	977,500	976,889

7,620,228
Energy (0.3%)
American Energy-Marcellus, LLC bank term loan FRN
5 1/4s, 2020	690,000	318,550

EP Energy, LLC bank term loan FRN Ser. B3, 3 1/2s, 2018	513,667	460,695

Fieldwood Energy, LLC bank term loan FRN 3 7/8s, 2018	1,471,243	1,295,919

Offshore Group Investment, Ltd. bank term loan FRN Ser. B, 5s,
2017 (Cayman Islands)	883,022	248,718

Seventy Seven Energy, Inc. bank term loan FRN 3 3/4s, 2021	994,962	821,673

3,145,555
Financials (0.2%)
USI, Inc. bank term loan FRN Ser. B, 4 1/4s, 2019	1,458,975	1,441,194

Vantiv, LLC bank term loan FRN Ser. B, 3 3/4s, 2021	253,393	253,617

Walter Investment Management Corp. bank term loan FRN
Ser. B, 4 3/4s, 2020	401,567	368,772

2,063,583
Health care (1.3%)
AMAG Pharmaceuticals, Inc. bank term loan FRN Ser. B,
4 3/4s, 2021	560,000	546,000

CHS/Community Health Systems, Inc. bank term loan FRN
Ser. H, 4s, 2021	880,697	877,761

Envision Healthcare Corp. bank term loan FRN Ser. B, 4s, 2018	472,390	470,914

Grifols Worldwide Operations USA, Inc. bank term loan FRN
3.198s, 2021	1,640,025	1,634,729

HCA, Inc. bank term loan FRN Ser. B4, 3.032s, 2018	980,000	980,000

Horizon Pharma, Inc. bank term loan FRN Ser. B, 4 1/2s, 2021	997,500	917,700

IASIS Healthcare, LLC bank term loan FRN Ser. B, 4 1/2s, 2018	960,686	961,886

Kinetic Concepts, Inc. bank term loan FRN 4 1/2s, 2018	878,067	877,628

MPH Acquisition Holdings, LLC bank term loan FRN Ser. B,
3 3/4s, 2021	912,182	899,069

Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
4 3/4s, 2021	587,563	578,602

Pharmaceutical Product Development, LLC bank term loan FRN
4 1/4s, 2022	1,062,338	1,047,287

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. BD, 3 1/2s, 2019	639,595	595,463

42 Absolute Return 300 Fund

SENIOR LOANS (8.6%)* [c] cont.	Principal amount	Value

Health care cont.
Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. C2, 3 3/4s, 2019	$639,595	$597,382

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. E, 3 3/4s, 2020	462,718	428,940

11,413,361
Technology (0.4%)
Avago Technologies, Ltd. bank term loan FRN Ser. B, 3 3/4s,
2020 (Cayman Islands)	1,227,679	1,226,827

Dell International, LLC bank term loan FRN Ser. B2, 4s, 2020	1,452,494	1,451,761

Syniverse Holdings, Inc. bank term loan FRN Ser. B, 4s, 2019	950,228	862,332

3,540,920
Utilities and power (0.4%)
Calpine Construction Finance Co. LP bank term loan FRN
Ser. B, 3s, 2020	586,500	570,188

Calpine Construction Finance Co. LP bank term loan FRN
Ser. B2, 3 1/4s, 2022	1,178,956	1,148,009

Energy Transfer Equity LP bank term loan FRN 3 1/4s, 2019	715,000	681,395

NRG Energy, Inc. bank term loan FRN Ser. B, 2 3/4s, 2018	1,462,500	1,419,539

		3,819,131

Total senior loans (cost $81,304,963)		$78,864,259

ASSET-BACKED SECURITIES (5.6%)*	Principal amount	Value

Station Place Securitization Trust FRB Ser. 15-2, Class A,
1.235s, 2017	$9,526,000	$9,526,000

Station Place Securitization Trust 144A FRB Ser. 14-2, Class A,
1.055s, 2016	41,911,000	41,911,000

Total asset-backed securities (cost $51,437,000)		$51,437,000

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (4.1%)*		Principal amount	Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		$2,810,000	$2,788,925

Brazil (Federal Republic of) sr. unsec. unsub. bonds 4 7/8s,
2021 (Brazil)		1,710,000	1,682,213

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.95s,
2021 (Argentina)		2,846,483	2,921,915

Croatia (Republic of) 144A sr. unsec. notes 6 1/4s,
2017 (Croatia)		150,000	156,975

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s,
2021 (Croatia)		960,000	1,033,200

Hellenic (Republic of) sr. unsec. bonds 4 3/4s, 2019 (Greece)	EUR	5,155,000	5,158,004

Hellenic (Republic of) sr. unsec. notes 3 3/8s, 2017 (Greece)	EUR	5,669,000	5,738,820

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2038 (Greece) ††	EUR	892,589	579,774

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2037 (Greece) ††	EUR	112,696	73,389

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2036 (Greece) ††	EUR	1,142,451	758,376

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2035 (Greece) ††	EUR	645,941	429,837

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2034 (Greece) ††	EUR	567,404	380,152

Absolute Return 300 Fund 43

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (4.1%)* cont.		Principal amount	Value

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2033 (Greece) ††	EUR	501,823	$340,347

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2032 (Greece) ††	EUR	467,658	321,670

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2031 (Greece) ††	EUR	442,123	308,900

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2030 (Greece) ††	EUR	1,927,028	1,370,966

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2029 (Greece) ††	EUR	459,773	332,567

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2028 (Greece) ††	EUR	2,462,206	1,818,212

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2027 (Greece) ††	EUR	1,534,622	1,155,734

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2026 (Greece) ††	EUR	2,236,272	1,724,431

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2025 (Greece) ††	EUR	4,284,952	3,390,718

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2024 (Greece) ††	EUR	1,628,752	1,307,687

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2023 (Greece) ††	EUR	2,286,576	1,861,033

Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s,
2023 (Indonesia)		$1,290,000	1,225,500

Russia (Federation of) 144A sr. unsec. notes 4 1/2s,
2022 (Russia)		450,000	460,125

Venezuela (Bolivarian Republic of) unsec. bonds 5 3/4s,
2016 (Venezuela)		500,000	456,250

Total foreign government and agency bonds and notes (cost $40,652,025)			$37,775,720

PURCHASED SWAP OPTIONS
OUTSTANDING (0.4%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
(1.548)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/1.548	$196,480,500	$982

Citibank, N.A.
(2.087)/3 month USD-LIBOR-BBA/May-18	May-16/2.087	77,674,100	26,409

Credit Suisse International
(2.915)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.915	11,563,400	677,847

(3.315)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/3.315	11,563,400	374,839

Goldman Sachs International
2.0775/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.0775	83,133,600	527,067

0.90/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.90	226,530,900	339,796

1.36/3 month USD-LIBOR-BBA/Nov-20	Nov-15/1.36	165,533,800	173,811

(2.82)/3 month USD-LIBOR-BBA/Jan-46	Jan-16/2.82	12,440,300	165,207

1.285/3 month USD-LIBOR-BBA/Nov-20	Nov-15/1.285	165,533,800	86,078

(2.18625)/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.18625	77,674,100	20,195

(2.5025)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.5025	83,133,600	8,313

44 Absolute Return 300 Fund

PURCHASED SWAP OPTIONS
OUTSTANDING (0.4%)* cont.
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

JPMorgan Chase Bank N.A.
(2.148)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.148	$82,766,800	$427,077

0.98/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.98	100,690,900	236,624

1.898/3 month USD-LIBOR-BBA/Nov-25	Nov-15/1.898	82,766,800	153,946

Total purchased swap options outstanding (cost $5,677,290)			$3,218,191

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (—%)*	strike price	amount	Value

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/$100.98	$21,000,000	$115,122

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/100.86	21,000,000	101,871

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/100.66	21,000,000	88,347

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/100.50	21,000,000	75,264

Total purchased options outstanding (cost $1,063,125)			$380,604

SHORT-TERM INVESTMENTS (7.3%)*	Principal amount/shares		Value

Airgas, Inc. commercial paper with a yield of 0.35%,
November 2, 2015		$5,000,000	$4,999,951

AutoNation, Inc. commercial paper with a yield of 0.65%,
November 2, 2015		5,000,000	4,999,910

KCP&L Greater Missouri Operations Co. commercial paper with
a yield of 0.40%, November 2, 2015		2,325,000	2,324,974

Kroger Co. (The) commercial paper with a yield of 0.30%,
November 2, 2015		5,000,000	4,999,958

Macy’s Retail Holdings, Inc. commercial paper with a yield
of 0.37%, November 2, 2015		3,500,000	3,499,964

Putnam Short Term Investment Fund 0.15% L	Shares	14,980,484	14,980,484

SSgA Prime Money Market Fund Class N 0.09% P	Shares	340,000	340,000

U.S. Treasury Bills 0.03%, February 4, 2016 # ∆		$3,991,000	3,989,898

U.S. Treasury Bills 0.04%, April 28, 2016 ∆		501,000	500,424

U.S. Treasury Bills 0.04%, February 18, 2016 ∆ §		4,375,000	4,374,033

U.S. Treasury Bills 0.07%, April 14, 2016 # ∆ §		2,963,000	2,960,553

U.S. Treasury Bills 0.07%, April 7, 2016 # ∆ §		6,492,000	6,487,469

U.S. Treasury Bills 0.09%, January 14, 2016 ∆		3,193,000	3,192,473

U.S. Treasury Bills 0.11%, April 21, 2016 ∆ §		3,581,000	3,577,555

U.S. Treasury Bills 0.15%, February 11, 2016 # ∆ §		5,114,000	5,112,834

Total short-term investments (cost $66,346,879)			$66,340,480

TOTAL INVESTMENTS

Total investments (cost $1,214,859,856)			$1,198,028,447

Absolute Return 300 Fund 45

Key to holding’s currency abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
USD/$	United States Dollar
ZAR	South African Rand

Key to holding’s abbreviations
BKNT	Bank Note
bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2014 through October 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $912,125,191.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

46 Absolute Return 300 Fund

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $342,693,682 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 10/31/15 (aggregate face value $212,874,510)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	British Pound	Sell	12/16/15	$469,324	$466,130	$(3,194)

	Euro	Sell	12/16/15	2,444,212	2,496,301	52,089

	Mexican Peso	Buy	1/20/16	3,020,310	2,927,945	92,365

	New Taiwan Dollar	Sell	11/18/15	130,498	31,347	(99,151)

	New Zealand Dollar	Buy	1/20/16	99,119	93,722	5,397

	Norwegian Krone	Sell	12/16/15	528,375	515,281	(13,094)

	Swedish Krona	Buy	12/16/15	505,953	594,385	(88,432)

Barclays Bank PLC
	British Pound	Buy	12/16/15	267,877	266,032	1,845

	Euro	Sell	12/16/15	7,238,111	7,410,448	172,337

	Japanese Yen	Sell	11/18/15	156,283	191,170	34,887

	Mexican Peso	Buy	1/20/16	3,148,141	3,048,453	99,688

	New Zealand Dollar	Sell	1/20/16	1,399,042	1,330,079	(68,963)

	Norwegian Krone	Sell	12/16/15	2,326,565	2,354,749	28,184

	Singapore Dollar	Buy	11/18/15	3,431,118	3,416,863	14,255

	Singapore Dollar	Sell	11/18/15	3,431,118	3,481,665	50,547

	Swedish Krona	Buy	12/16/15	400,374	480,936	(80,562)

	Swiss Franc	Sell	12/16/15	1,238,080	1,259,631	21,551

Citibank, N.A.
	British Pound	Buy	12/16/15	4,007,983	3,980,120	27,863

	Canadian Dollar	Sell	1/20/16	3,247,123	3,209,381	(37,742)

	Euro	Sell	12/16/15	4,043,315	4,161,993	118,678

Absolute Return 300 Fund 47

FORWARD CURRENCY CONTRACTS at 10/31/15 (aggregate face value $212,874,510) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.
	Japanese Yen	Sell	11/18/15	$1,976,883	$1,924,264	$(52,619)

	Mexican Peso	Buy	1/20/16	3,204,725	3,113,645	91,080

	Norwegian Krone	Buy	12/16/15	1,299,428	1,340,296	(40,868)

	Swedish Krona	Sell	12/16/15	3,370,890	3,428,241	57,351

	Swiss Franc	Buy	12/16/15	879,422	898,456	(19,034)

Credit Suisse International
	British Pound	Buy	12/16/15	284,831	282,859	1,972

	Canadian Dollar	Buy	1/20/16	1,586,180	1,569,689	16,491

	Euro	Sell	12/16/15	3,725,519	3,847,518	121,999

	Indian Rupee	Buy	11/18/15	3,128,940	3,127,259	1,681

	Japanese Yen	Sell	11/18/15	179,845	89,635	(90,210)

	New Zealand Dollar	Buy	1/20/16	1,179,122	1,115,419	63,703

	Norwegian Krone	Sell	12/16/15	2,359,049	2,432,122	73,073

	Singapore Dollar	Buy	11/18/15	3,462,937	3,450,039	12,898

	Singapore Dollar	Sell	11/18/15	3,462,937	3,514,428	51,491

	Swedish Krona	Buy	12/16/15	435,922	443,256	(7,334)

	Swiss Franc	Buy	12/16/15	70,415	71,618	(1,203)

Deutsche Bank AG
	British Pound	Buy	12/16/15	1,048,543	1,041,264	7,279

	Canadian Dollar	Sell	1/20/16	3,146,750	3,109,610	(37,140)

	Czech Koruna	Sell	12/16/15	3,017,101	3,087,792	70,691

	Euro	Sell	12/16/15	1,278,336	1,330,077	51,741

	Israeli Shekel	Sell	1/20/16	439,843	438,934	(909)

	Japanese Yen	Sell	11/18/15	1,306,562	1,203,056	(103,506)

	Norwegian Krone	Buy	12/16/15	245,041	252,689	(7,648)

	Polish Zloty	Sell	12/16/15	2,059,905	2,093,833	33,928

	Swedish Krona	Sell	12/16/15	31,178	31,719	541

Goldman Sachs International
	Australian Dollar	Buy	1/20/16	1,628,632	1,608,249	20,383

	British Pound	Buy	12/16/15	2,815,021	2,796,633	18,388

	Canadian Dollar	Buy	1/20/16	2,368,911	2,363,403	5,508

	Euro	Sell	12/16/15	6,556,082	6,757,997	201,915

	Japanese Yen	Sell	11/18/15	1,582,181	1,635,382	53,201

	Norwegian Krone	Sell	12/16/15	627,686	647,236	19,550

	Swedish Krona	Buy	12/16/15	363,103	358,035	5,068

HSBC Bank USA, National Association
	British Pound	Sell	12/16/15	1,562,411	1,551,216	(11,195)

	Canadian Dollar	Sell	1/20/16	120,555	119,134	(1,421)

	Euro	Sell	12/16/15	1,362,737	1,402,773	40,036

	Japanese Yen	Sell	11/18/15	544,890	524,728	(20,162)

	Swedish Krona	Sell	12/16/15	1,685,328	1,714,668	29,340

48 Absolute Return 300 Fund

FORWARD CURRENCY CONTRACTS at 10/31/15 (aggregate face value $212,874,510) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/20/16	$80,981	$79,971	$1,010

	British Pound	Buy	12/16/15	1,461,764	1,451,913	9,851

	Canadian Dollar	Sell	1/20/16	2,957,393	2,895,114	(62,279)

	Euro	Sell	12/16/15	1,972,029	1,976,714	4,685

	Indian Rupee	Buy	11/18/15	3,138,091	3,131,867	6,224

	Japanese Yen	Sell	11/18/15	136,110	330,232	194,122

	New Taiwan Dollar	Sell	11/18/15	3,181,191	3,245,442	64,251

	New Zealand Dollar	Buy	1/20/16	1,633,035	1,544,625	88,410

	Norwegian Krone	Sell	12/16/15	556,132	532,945	(23,187)

	Singapore Dollar	Buy	11/18/15	4,946,595	4,930,405	16,190

	Singapore Dollar	Sell	11/18/15	4,946,595	5,017,721	71,126

	South African Rand	Buy	1/20/16	859,846	848,111	11,735

	South Korean Won	Sell	11/18/15	81,654	67,462	(14,192)

	Swedish Krona	Sell	12/16/15	2,308,332	2,408,646	100,314

	Swiss Franc	Buy	12/16/15	1,440,104	1,465,920	(25,816)

Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	1/20/16	1,496,293	1,514,546	(18,253)

	British Pound	Buy	12/16/15	2,981,635	2,939,506	42,129

	Canadian Dollar	Buy	1/20/16	614,168	665,110	(50,942)

	Euro	Sell	12/16/15	6,190,968	6,305,778	114,810

	Japanese Yen	Sell	11/18/15	1,646,560	1,740,000	93,440

	New Zealand Dollar	Buy	1/20/16	2,964,068	2,854,569	109,499

	Norwegian Krone	Sell	12/16/15	1,475,009	1,480,324	5,315

	Singapore Dollar	Buy	11/18/15	1,598,592	1,578,514	20,078

	Singapore Dollar	Sell	11/18/15	1,598,592	1,596,039	(2,553)

	South Korean Won	Sell	11/18/15	59,241	81,052	21,811

	Swedish Krona	Buy	12/16/15	1,402,977	1,495,038	(92,061)

State Street Bank and Trust Co.
	Australian Dollar	Buy	1/20/16	292,311	288,618	3,693

	Brazilian Real	Buy	1/5/16	1,396,969	1,326,854	70,115

	British Pound	Sell	12/16/15	36,991	36,734	(257)

	Canadian Dollar	Buy	1/20/16	2,033,313	2,030,418	2,895

	Euro	Sell	12/16/15	4,162,708	4,202,696	39,988

	Hungarian Forint	Buy	12/16/15	3,391,630	3,400,702	(9,072)

	Japanese Yen	Sell	11/18/15	329,968	254,951	(75,017)

	Norwegian Krone	Buy	12/16/15	57,041	58,824	(1,783)

	Singapore Dollar	Buy	11/18/15	4,824,669	4,792,657	32,012

	Singapore Dollar	Sell	11/18/15	4,824,669	4,884,640	59,971

	Swedish Krona	Buy	12/16/15	316,692	322,194	(5,502)

	Swiss Franc	Sell	12/16/15	1,187,726	1,208,102	20,376

Absolute Return 300 Fund 49

FORWARD CURRENCY CONTRACTS at 10/31/15 (aggregate face value $212,874,510) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG
	Australian Dollar	Buy	1/20/16	$2,690,188	$2,720,051	$(29,863)

	British Pound	Buy	12/16/15	4,014,765	3,986,842	27,923

	Canadian Dollar	Sell	1/20/16	1,296,143	1,281,383	(14,760)

	Euro	Sell	12/16/15	1,096,990	1,129,368	32,378

	Israeli Shekel	Sell	1/20/16	22,297	21,988	(309)

	Japanese Yen	Sell	11/18/15	1,244,702	1,211,293	(33,409)

	Norwegian Krone	Buy	12/16/15	37,083	38,216	(1,133)

	Swedish Krona	Sell	12/16/15	153,900	106,138	(47,762)

WestPac Banking Corp.
	Canadian Dollar	Sell	1/20/16	70,942	71,819	877

	Euro	Sell	12/16/15	7,282,346	7,496,327	213,981

	Japanese Yen	Buy	11/18/15	3,360,871	3,253,892	106,979

	Japanese Yen	Sell	11/18/15	3,360,871	3,367,653	6,782

	New Zealand Dollar	Sell	1/20/16	225,037	234,258	9,221

	South Korean Won	Buy	11/18/15	3,385,386	3,274,754	110,632

	South Korean Won	Sell	11/18/15	3,385,386	3,261,771	(123,615)

Total						$2,065,665

FUTURES CONTRACTS OUTSTANDING at 10/31/15
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Bund 10 yr (Long)	15	$2,593,140	Dec-15	$56,702

U.S. Treasury Bond 30 yr (Long)	243	38,014,313	Dec-15	219,047

U.S. Treasury Bond Ultra
30 yr (Long)	22	3,514,500	Dec-15	9,258

U.S. Treasury Note 2 yr (Short)	154	33,673,063	Dec-15	4,432

U.S. Treasury Note 5 yr (Short)	296	35,452,938	Dec-15	(48,511)

U.S. Treasury Note 10 yr (Short)	97	12,385,688	Dec-15	47,619

Total				$288,547

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/15 (premiums $7,625,699)
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
1.798/3 month USD-LIBOR-BBA/Dec-17	Dec-15/1.798	$196,480,500	$197

1.278/3 month USD-LIBOR-BBA/Dec-17	Dec-15/1.278	49,120,125	2,456

Citibank, N.A.
2.587/3 month USD-LIBOR-BBA/May-18	May-16/2.587	77,674,100	5,437

2.387/3 month USD-LIBOR-BBA/May-18	May-16/2.387	77,674,100	10,098

Credit Suisse International
2.515/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.515	11,563,400	1,110,410

50 Absolute Return 300 Fund

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/15 (premiums $7,625,699) cont.
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Goldman Sachs International
2.58625/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.58625	$155,348,200	$10,875

(1.885)/3 month USD-LIBOR-BBA/Jan-46	Jan-16/1.885	12,440,300	28,115

2.29/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.29	41,566,800	47,386

(0.725)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.725	226,530,900	88,347

(0.8125)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.8125	226,530,900	185,755

(1.435)/3 month USD-LIBOR-BBA/Nov-20	Nov-15/1.435	165,533,800	322,791

(2.29)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.29	41,566,800	836,740

JPMorgan Chase Bank N.A.
(0.83)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.83	100,690,900	84,580

(0.905)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.905	100,690,900	150,029

(2.023)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.023	41,383,400	201,951

2.023/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.023	41,383,400	456,873

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	10,748,000	1,379,570

Total			$4,921,610

WRITTEN OPTIONS OUTSTANDING at 10/31/15 (premiums $1,056,563)
	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/$99.98	$21,000,000	$43,491

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.92	21,000,000	40,467

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.86	21,000,000	37,611

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.77	21,000,000	33,684

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.19	21,000,000	16,527

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.03	21,000,000	13,545

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/98.98	21,000,000	12,747

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/98.86	21,000,000	10,836

Total			$208,908

Absolute Return 300 Fund 51

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/15
Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/	Expiration	Contract	receivable/	appreciation/
Floating rate index/Maturity date	date/strike	amount	(payable)	(depreciation)

Bank of America N.A.
2.00/3 month USD-LIBOR-BBA/
Nov-25 (Purchased)	Nov-15/2.00	$82,766,800	$(331,067)	$24,830

(2.238)/3 month USD-LIBOR-BBA/
Nov-25 (Purchased)	Nov-15/2.238	82,766,800	(331,067)	(97,665)

2.119/3 month USD-LIBOR-BBA/
Nov-25 (Written)	Nov-15/2.119	41,383,400	331,067	71,304

(2.119)/3 month USD-LIBOR-BBA/
Nov-25 (Written)	Nov-15/2.119	41,383,400	331,067	(51,688)

Citibank, N.A.
1.475/3 month USD-LIBOR-BBA/
Nov-20 (Purchased)	Nov-15/1.475	82,766,800	(219,332)	4,138

1.399/3 month USD-LIBOR-BBA/
Nov-20 (Purchased)	Nov-15/1.399	82,766,800	(124,150)	2,483

(1.551)/3 month USD-LIBOR-BBA/
Nov-20 (Written)	Nov-15/1.551	82,766,800	343,482	(20,692)

JPMorgan Chase Bank N.A.
2.117/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.117	7,937,425	(194,491)	(1,508)

2.035/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.035	7,937,425	(201,682)	(30,003)

1.00/3 month USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	20,643,600	(136,495)	(54,478)

(3.035)/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.035	7,937,425	(211,199)	(102,909)

1.00/3 month USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	41,287,200	(290,043)	(125,885)

(3.117)/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.117	7,937,425	(222,248)	(127,848)

2.655/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.655	34,765,900	230,324	185,164

2.56/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.56	34,765,900	222,248	168,615

(1.00)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	82,574,300	264,238	28,075

(1.00)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	41,287,200	126,421	9,496

(1.56)/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.56	34,765,900	200,158	(54,235)

(1.655)/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.655	34,765,900	198,166	(92,130)

Total			$(14,603)	$(264,936)

52 Absolute Return 300 Fund

TBA SALE COMMITMENTS OUTSTANDING at 10/31/15 (proceeds receivable $169,293,945)
	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4s,
November 1, 2045	$14,000,000	11/12/15	$14,904,532

Federal National Mortgage Association, 3 1/2s,
November 1, 2045	1,000,000	11/12/15	1,040,859

Federal National Mortgage Association, 3s,
November 1, 2045	151,000,000	11/12/15	152,639,769

Total			$168,585,160

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/15
		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG
BRL	50,958,174	$—	1/2/17	Brazil Cetip	0.00%	$(342,439)
				Interbank Deposit
				Rate Over

PLN	17,860,000	—	3/17/24	4.1072%	6 month PLN-	(795,509)
					WIBOR-WIBO

PLN	8,905,000	—	3/18/24	4.12875%	6 month PLN-	(400,625)
					WIBOR-WIBO

PLN	7,747,000	—	3/27/24	4.045%	6 month PLN-	(345,165)
					WIBOR-WIBO

PLN	2,800,000	—	6/26/25	6 month PLN-	2.89%	42,139
				WIBOR-WIBO

PLN	2,800,000	—	6/29/25	6 month PLN-	2.88%	41,416
				WIBOR-WIBO

PLN	8,400,000	—	6/30/25	6 month PLN-	2.87%	122,209
				WIBOR-WIBO

PLN	8,400,000	—	7/1/25	6 month PLN-	3.0266%	157,296
				WIBOR-WIBO

PLN	8,400,000	—	7/2/25	6 month PLN-	3.00%	151,850
				WIBOR-WIBO

PLN	15,586,000	—	11/2/25	6 month PLN-	2.30%	3,469
				WIBOR-WIBO

PLN	57,686,000	—	11/2/17	1.52%	6 month PLN-	1,791
					WIBOR-WIBO

ZAR	33,758,000	—	1/26/25	3 month ZAR-	7.09%	(165,986)
				JIBAR-SAFEX

ZAR	22,505,000	—	1/23/25	3 month ZAR-	7.08%	(111,428)
				JIBAR-SAFEX

ZAR	57,141,000	—	8/25/25	8.3575%	3 month ZAR-	(63,628)
					JIBAR-SAFEX

Goldman Sachs International
KRW	3,045,000,000	—	11/6/19	3 month KRW-CD-	2.17%	55,399
				KSDA-BLOOMBERG

Absolute Return 300 Fund 53

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank N.A.
BRL	51,471,210	$—	1/2/17	Brazil Cetip	0.00%	$(469,635)
				Interbank Deposit
				Rate Over

BRL	34,842,430	—	1/2/17	Brazil Cetip	0.00%	(166,237)
				Interbank Deposit
				Rate Over

PLN	11,874,000	—	3/12/25	2.42%	6 month PLN-	(87,592)
					WIBOR-WIBO

PLN	54,863,000	—	8/20/17	6 month PLN-	1.71%	43,994
				WIBOR-WIBO

PLN	2,823,000	—	8/21/17	6 month PLN-	1.71%	2,268
				WIBOR-WIBO

ZAR	23,349,000	—	1/22/25	3 month ZAR-	7.14%	(108,942)
				JIBAR-SAFEX

ZAR	70,047,000	—	1/23/25	3 month ZAR-	7.0633%	(352,313)
				JIBAR-SAFEX

ZAR	56,589,000	—	3/10/25	3 month ZAR-	7.91%	(57,199)
				JIBAR-SAFEX

ZAR	59,643,000	—	8/21/25	8.28%	3 month ZAR-	(44,277)
					JIBAR-SAFEX

ZAR	454,372,000	—	8/18/17	7.06%	3 month ZAR-	(134,087)
					JIBAR-SAFEX

ZAR	89,464,000	—	8/24/25	8.44%	3 month ZAR-	(137,427)
					JIBAR-SAFEX

ZAR	113,593,000	—	9/9/17	3 month ZAR-	7.185%	46,800
				JIBAR-SAFEX

ZAR	340,779,000	—	10/16/17	3 month ZAR-	6.82%	(57,460)
				JIBAR-SAFEX

Total		$—				$(3,171,318)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/15
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$20,640,000	$(107,477)	9/30/25	3 month USD-	2.1575%	$121,246
			LIBOR-BBA

20,640,000	282,619	9/30/25	2.3975%	3 month USD-	(406,142)
				LIBOR-BBA

20,640,000	(181,781)	9/30/25	3 month USD-	2.2775%	276,961
			LIBOR-BBA

83,133,600	(487,429)	10/9/25	3 month USD-	2.155%	360,650
			LIBOR-BBA

41,566,800	485,783	10/9/25	2.3225%	3 month USD-	(584,344)
				LIBOR-BBA

41,566,800	(275,679)	10/28/25	3 month USD-	2.055%	(289,299)
			LIBOR-BBA

54 Absolute Return 300 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$20,783,400	$264,839	10/28/25	2.235%	3 month USD-	$(75,185)
				LIBOR-BBA

83,133,600	(599,658)	10/28/25	3 month USD-	2.0775%	(453,492)
			LIBOR-BBA

41,566,800	577,230	10/28/25	2.2625%	3 month USD-	(208,783)
				LIBOR-BBA

41,566,800	(270,733)	10/29/25	3 month USD-	2.12%	(31,938)
			LIBOR-BBA

20,783,400	269,910	10/29/25	2.31%	3 month USD-	(215,786)
				LIBOR-BBA

62,350,200	(393,629)	10/27/25	3 month USD-	2.07125%	(316,172)
			LIBOR-BBA

31,175,100	392,395	10/27/25	2.25%	3 month USD-	(162,963)
				LIBOR-BBA

644,210,000 E	3,159,998	12/16/17	1.25%	3 month USD-	(1,090,500)
				LIBOR-BBA

42,946,000 E	582,176	12/16/25	2.35%	3 month USD-	(436,416)
				LIBOR-BBA

31,175,100	258,342	9/29/25	2.235%	3 month USD-	(311,624)
				LIBOR-BBA

10,391,700	207,481	9/29/45	2.703%	3 month USD-	(204,672)
				LIBOR-BBA

282,850,000 E	228,963	12/16/20	1.70%	3 month USD-	(1,833,863)
				LIBOR-BBA

14,974,000 E	38,039	12/16/45	3 month USD-	2.70%	543,592
			LIBOR-BBA

2,870,000	(38)	9/29/25	2.162%	3 month USD-	(33,056)
				LIBOR-BBA

1,456,000	(19)	9/30/25	2.07%	3 month USD-	(4,322)
				LIBOR-BBA

21,000,000	(277)	10/5/25	3 month USD-	2.021%	(42,285)
			LIBOR-BBA

8,300,000	(110)	10/6/25	1.945%	3 month USD-	75,525
				LIBOR-BBA

8,300,000	(110)	10/6/25	1.939%	3 month USD-	80,149
				LIBOR-BBA

55,459,000	(208)	10/7/17	3 month USD-	0.72225%	(102,693)
			LIBOR-BBA

55,459,000	(208)	10/7/17	3 month USD-	0.71967%	(105,561)
			LIBOR-BBA

55,459,000	(208)	10/7/17	3 month USD-	0.72163%	(103,382)
			LIBOR-BBA

4,322,000	(35)	10/7/20	1.3645%	3 month USD-	22,382
				LIBOR-BBA

34,311,000	(453)	10/7/25	2.0085%	3 month USD-	112,034
				LIBOR-BBA

Absolute Return 300 Fund 55

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$4,539,000	$(154)	10/7/45	2.54395%	3 month USD-	$(17,355)
					LIBOR-BBA

	30,726,100	(247)	10/19/20	1.345%	3 month USD-	207,476
					LIBOR-BBA

	30,726,100	(247)	10/19/20	1.34757%	3 month USD-	203,608
					LIBOR-BBA

	31,285,900	(252)	10/19/20	1.35331%	3 month USD-	198,592
					LIBOR-BBA

	18,770,300	(248)	10/28/25	2.013%	3 month USD-	78,985
					LIBOR-BBA

	6,235,000	(82)	10/28/25	2.044%	3 month USD-	8,320
					LIBOR-BBA

AUD	7,943,000	(75)	10/8/25	6 month AUD-	2.9525%	34,933
				BBR-BBSW

AUD	4,112,000	(24)	10/9/20	2.40%	6 month AUD-	(4,622)
					BBR-BBSW

AUD	2,154,000	(21)	10/9/25	6 month AUD-	2.90375%	2,728
				BBR-BBSW

AUD	1,742,000	(17)	10/9/25	6 month AUD-	2.915%	3,452
				BBR-BBSW

AUD	11,201,000	(65)	10/16/20	2.37%	6 month AUD-	(2,204)
					BBR-BBSW

AUD	29,954,000	(82)	10/22/17	1.975%	3 month AUD-	(19,545)
					BBR-BBSW

AUD	16,289,000	(5,326)	9/28/25	3.00%	6 month AUD-	(130,646)
					BBR-BBSW

AUD	4,648,000	(43)	10/6/25	2.9225%	6 month AUD-	(12,185)
					BBR-BBSW

AUD	20,003,000	(115)	10/8/20	2.41125%	6 month AUD-	(30,457)
					BBR-BBSW

AUD	34,016,000	(91)	10/8/17	1.9725%	3 month AUD-	(19,836)
					BBR-BBSW

AUD	15,004,000	(86)	10/8/20	2.45%	6 month AUD-	(42,617)
					BBR-BBSW

AUD	20,003,000	(115)	10/8/20	2.4175%	6 month AUD-	(34,711)
					BBR-BBSW

AUD	9,957,000	(57)	10/8/20	2.445%	6 month AUD-	(26,589)
					BBR-BBSW

AUD	10,568,000	(100)	10/8/25	6 month AUD-	2.92%	24,625
				BBR-BBSW

AUD	5,250,000	(49)	10/8/25	6 month AUD-	2.94875%	21,837
				BBR-BBSW

AUD	6,989,000	(41)	10/13/20	6 month AUD-	2.47%	24,017
				BBR-BBSW

AUD	2,280,000	(22)	10/13/25	3.0025%	6 month AUD-	(17,001)
					BBR-BBSW

56 Absolute Return 300 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

AUD	6,306,000	$(37)	10/14/20	2.4675%	6 month AUD-	$(22,001)
					BBR-BBSW

AUD	9,610,000	(92)	10/16/25	2.8775%	6 month AUD-	3,734
					BBR-BBSW

CAD	83,039,000	(124,560)	6/17/17	3 month CAD-	0.92%	(34,928)
				BA-CDOR

CAD	54,175,000	(404)	6/17/20	3 month CAD-	1.24%	191,852
				BA-CDOR

CAD	2,067,000	(22)	4/17/25	1.89%	3 month CAD-	(3,752)
					BA-CDOR

CAD	8,268,000	(90)	4/17/25	1.91875%	3 month CAD-	(31,330)
					BA-CDOR

CAD	7,340,000	(79)	4/17/25	1.89375%	3 month CAD-	(15,212)
					BA-CDOR

CAD	18,274,000	(215)	6/17/25	2.253%	3 month CAD-	(532,081)
					BA-CDOR

CAD	8,838,000	(95)	5/21/25	3 month CAD-	2.1875%	227,344
				BA-CDOR

CAD	5,484,000	(58)	6/29/25	3 month CAD-	2.255%	156,947
				BA-CDOR

CAD	3,353,000	(36)	6/29/25	3 month CAD-	2.27%	99,597
				BA-CDOR

CAD	3,266,000	(33)	7/29/25	3 month CAD-	2.03%	37,947
				BA-CDOR

CAD	10,603,000	77,775	7/17/25	3 month CAD-	2.035%	210,833
				BA-CDOR

CAD	2,922,000	(30)	7/23/25	3 month CAD-	2.0125%	31,070
				BA-CDOR

CAD	5,168,000	(52)	8/5/25	1.9575%	3 month CAD-	(31,298)
					BA-CDOR

CAD	3,309,000	(33)	8/7/25	1.9625%	3 month CAD-	(20,960)
					BA-CDOR

CAD	3,061,000	(31)	8/14/25	3 month CAD-	1.9375%	12,842
				BA-CDOR

CAD	41,520,000	(118)	8/27/17	3 month CAD-	0.6825%	(91,840)
				BA-CDOR

CAD	9,137,000	(91)	8/27/25	1.9375%	3 month CAD-	(33,063)
					BA-CDOR

CAD	3,513,000	(35)	9/3/25	1.8925%	3 month CAD-	(145)
					BA-CDOR

CAD	3,353,000	(34)	9/10/25	3 month CAD-	1.90%	784
				BA-CDOR

CAD	3,305,000	(33)	9/15/25	1.915%	3 month CAD-	(3,605)
					BA-CDOR

CAD	27,088,000	(167)	9/18/20	1.165%	3 month CAD-	22,428
					BA-CDOR

Absolute Return 300 Fund 57

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

CAD	7,699,000	$(77)	10/23/25	1.91625%	3 month CAD-	$5,069
					BA-CDOR

CAD	3,387,000	(34)	9/24/25	1.855%	3 month CAD-	12,524
					BA-CDOR

CAD	3,253,000	(32)	10/2/25	1.90%	3 month CAD-	2,778
					BA-CDOR

CAD	6,961,000	(43)	10/7/20	1.22%	3 month CAD-	(5,072)
					BA-CDOR

CAD	36,154,000	(224)	10/7/20	1.21156%	3 month CAD-	(14,874)
					BA-CDOR

CAD	23,030,000	(66)	10/7/17	3 month CAD-	0.822%	(8,987)
				BA-CDOR

CAD	44,387,000	(128)	10/7/17	3 month CAD-	0.82%	(18,659)
				BA-CDOR

CAD	10,033,000	(102)	10/7/25	3 month CAD-	1.91%	(3,851)
				BA-CDOR

CAD	8,502,000	(53)	10/7/20	1.218%	3 month CAD-	(5,555)
					BA-CDOR

CAD	7,393,000	(75)	10/14/25	1.865%	3 month CAD-	28,993
					BA-CDOR

CAD	34,005,000	(97)	10/23/17	3 month CAD-	0.81%	(21,695)
				BA-CDOR

CAD	35,207,000	(100)	10/23/17	3 month CAD-	0.805%	(25,134)
				BA-CDOR

CAD	16,652,000	(102)	10/27/20	3 month CAD-	1.07659%	(86,081)
				BA-CDOR

CAD	5,525,000	(55)	10/29/25	1.907%	3 month CAD-	9,017
					BA-CDOR

CAD	6,315,000	(63)	10/30/25	3 month CAD-	1.9225%	(3,838)
				BA-CDOR

CHF	31,720,000	(127)	5/5/17	6 month CHF-	0.60875%	(106,166)
				LIBOR-BBA

CHF	6,270,000	(88)	5/5/25	6 month CHF-	0.22%	128,298
				LIBOR-BBA

CHF	6,270,000	(90)	5/19/25	0.29%	6 month CHF-	(169,354)
					LIBOR-BBA

CHF	31,720,000	(130)	5/19/17	0.63%	6 month CHF-	91,967
					LIBOR-BBA

CHF	3,261,000	(46)	5/26/25	0.28%	6 month CHF-	(83,517)
					LIBOR-BBA

CHF	8,409,000	(70)	10/15/20	6 month CHF-	0.3855%	(55,153)
				LIBOR-BBA

CHF	5,159,000	(43)	10/15/20	6 month CHF-	0.3875%	(33,300)
				LIBOR-BBA

CHF	6,362,000	(88)	10/23/25	6 month CHF-	0.1425%	25,488
				LIBOR-BBA

58 Absolute Return 300 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

CHF	32,529,000	$(126)	10/9/17	0.685%	6 month CHF-	$61,708
					LIBOR-BBA

CHF	12,919,000	(107)	10/9/20	6 month CHF-	0.3875%	(85,433)
				LIBOR-BBA

CHF	5,842,000	(48)	10/12/20	6 month CHF-	0.402%	(33,803)
				LIBOR-BBA

CHF	20,954,000	(82)	10/15/17	0.678%	6 month CHF-	42,889
					LIBOR-BBA

EUR	22,815,000 E	117,756	12/16/20	0.50%	6 month EUR-	(133,906)
					EURIBOR-
					REUTERS

EUR	18,666,000 E	557,186	12/16/25	6 month EUR-	0.75%	198,472
				EURIBOR-REUTERS

GBP	194,000 E	(1,567)	12/16/17	6 month GBP-	1.25%	(227)
				LIBOR-BBA

GBP	1,821,000 E	(32,021)	12/16/20	6 month GBP-	1.75%	(1,843)
				LIBOR-BBA

GBP	2,959,000 E	(35,973)	12/16/25	6 month GBP-	2.00%	(14,976)
				LIBOR-BBA

JPY	58,423,000	(20)	3/24/44	6 month JPY-	1.80%	62,477
				LIBOR-BBA

JPY	114,399,000	(38)	3/24/44	6 month JPY-	1.79625%	121,438
				LIBOR-BBA

JPY	3,191,100,000	(125)	3/14/19	6 month JPY-	0.3175%	182,895
				LIBOR-BBA

JPY	698,200,000	(122)	3/14/44	1.795%	6 month JPY-	(742,071)
					LIBOR-BBA

JPY	56,638,000	(10)	3/24/44	6 month JPY-	1.80125%	60,726
				LIBOR-BBA

JPY	65,000,000	(20)	11/7/44	6 month JPY-	1.5025%	30,963
				LIBOR-BBA

JPY	384,000,000	(115)	11/7/44	6 month JPY-	1.495%	176,685
				LIBOR-BBA

JPY	2,006,000,000	(143)	11/7/19	0.2475%	6 month JPY-	(81,687)
					LIBOR-BBA

JPY	1,185,100,000	(84)	11/7/19	0.25%	6 month JPY-	(49,360)
					LIBOR-BBA

JPY	19,740,000	(6)	11/7/44	6 month JPY-	1.4975%	9,189
				LIBOR-BBA

JPY	89,716,000	(10)	5/1/25	0.51%	6 month JPY-	(5,935)
					LIBOR-BBA

JPY	2,831,226,000	(171)	5/20/25	0.583%	6 month JPY-	(345,867)
					LIBOR-BBA

JPY	2,259,032,000	(134)	5/26/25	6 month JPY-	0.595%	294,285
				LIBOR-BBA

JPY	816,434,000	(89)	5/26/25	0.614%	6 month JPY-	(119,296)
					LIBOR-BBA

Absolute Return 300 Fund 59

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPY	685,358,000	$(40)	6/4/25	6 month JPY-	0.619%	$101,716
				LIBOR-BBA

JPY	680,465,000	(72)	6/8/25	0.6725%	6 month JPY-	(130,361)
					LIBOR-BBA

JPY	734,779,000	(77)	6/10/25	0.674%	6 month JPY-	(141,426)
					LIBOR-BBA

JPY	728,564,000	(77)	6/12/25	0.6775%	6 month JPY-	(142,010)
					LIBOR-BBA

JPY	2,045,682,000	(119)	6/17/25	6 month JPY-	0.689%	415,497
				LIBOR-BBA

JPY	613,929,000	(36)	6/25/25	0.622%	6 month JPY-	(89,767)
					LIBOR-BBA

JPY	2,259,032,000	(133)	7/2/25	6 month JPY-	0.6325%	345,778
				LIBOR-BBA

JPY	506,235,000	(55)	9/14/25	0.525%	6 month JPY-	(24,630)
					LIBOR-BBA

JPY	701,129,000	(41)	7/15/25	0.6275%	6 month JPY-	(102,700)
					LIBOR-BBA

JPY	659,005,000	(38)	8/7/25	6 month JPY-	0.575%	64,789
				LIBOR-BBA

JPY	727,424,000	(77)	8/14/25	6 month JPY-	0.558%	60,112
				LIBOR-BBA

JPY	704,110,000	(77)	9/8/25	0.545%	6 month JPY-	(46,911)
					LIBOR-BBA

JPY	677,396,000	(75)	9/10/25	0.5375%	6 month JPY-	(40,649)
					LIBOR-BBA

JPY	1,206,705,000	(72)	10/29/25	0.483%	6 month JPY-	(5,257)
					LIBOR-BBA

JPY	1,521,804,000	(167)	9/28/25	0.48%	6 month JPY-	(13,764)
					LIBOR-BBA

JPY	592,343,000	(35)	10/9/25	6 month JPY-	0.49625%	11,616
				LIBOR-BBA

JPY	1,702,879,000	(102)	11/2/25	6 month JPY-	0.48125%	2,170
				LIBOR-BBA

JPY	919,552,000	(101)	11/2/25	6 month JPY-	0.46875%	(8,315)
				LIBOR-BBA

NOK	45,585,000	(45)	10/9/20	1.32%	6 month NOK-	(7,857)
					NIBOR-NIBR

NOK	57,151,000	(26)	10/9/17	6 month NOK-	0.99%	3,268
				NIBOR-NIBR

NOK	28,575,000	(28)	10/9/20	1.31%	6 month NOK-	(3,296)
					NIBOR-NIBR

NOK	70,116,000	(32)	10/12/17	6 month NOK-	0.975%	2,131
				NIBOR-NIBR

NOK	57,532,000	(56)	10/12/20	1.285%	6 month NOK-	1,645
					NIBOR-NIBR

60 Absolute Return 300 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

NOK	57,532,000	$(57)	10/13/20	1.36725%	6 month NOK-	$(25,439)
					NIBOR-NIBR

NOK	70,116,000	(32)	10/13/17	6 month NOK-	1.01%	8,234
				NIBOR-NIBR

NOK	170,958,000	(79)	10/14/17	6 month NOK-	1.02125%	21,723
				NIBOR-NIBR

NOK	76,333,000	(35)	10/22/17	6 month NOK-	0.9965%	6,537
				NIBOR-NIBR

NOK	120,186,000	(195)	10/23/25	6 month NOK-	1.92%	19,026
				NIBOR-NIBR

NOK	41,193,000	(40)	10/29/20	6 month NOK-	1.2775%	(4,366)
				NIBOR-NIBR

NOK	27,123,000	(43)	10/29/25	1.88%	6 month NOK-	7,528
					NIBOR-NIBR

NZD	8,639,000	(47)	10/23/20	3.09%	3 month NZD-	(11,789)
					BBR-FRA

NZD	8,123,000	(73)	10/29/25	3 month NZD-	3.4925%	(12,661)
				BBR-FRA

NZD	3,717,000	(33)	11/2/25	3.5075%	3 month NZD-	2,972
					BBR-FRA

NZD	33,473,000	(176)	10/9/20	3.03%	3 month NZD-	10,322
					BBR-FRA

NZD	18,639,000	(46)	10/9/17	2.705%	3 month NZD-	11,277
					BBR-FRA

NZD	8,202,000	(44)	10/12/20	3.0525%	3 month NZD-	(2,681)
					BBR-FRA

NZD	11,295,000	(61)	10/14/20	3.0775%	3 month NZD-	(12,283)
					BBR-FRA

NZD	10,987,000	(28)	10/14/17	3 month NZD-	2.725%	(4,131)
				BBR-FRA

NZD	7,227,000	(18)	10/14/17	3 month NZD-	2.721%	(3,099)
				BBR-FRA

NZD	531,000	(3)	10/20/20	3 month NZD-	3.0475%	41
				BBR-FRA

NZD	21,960,000	(56)	10/29/17	2.7675%	3 month NZD-	(5,649)
					BBR-FRA

SEK	27,926,000	(44)	5/19/25	3 month SEK-	1.3225%	36,492
				STIBOR-SIDE

SEK	42,357,000	(69)	6/23/25	1.5525%	3 month SEK-	(151,795)
					STIBOR-SIDE

SEK	11,980,000	(18)	7/29/25	1.32%	3 month SEK-	(7,866)
					STIBOR-SIDE

SEK	11,722,000	(18)	8/6/25	3 month SEK-	1.34%	10,153
				STIBOR-SIDE

SEK	10,411,000	(16)	7/23/25	1.4275%	3 month SEK-	(19,855)
					STIBOR-SIDE

Absolute Return 300 Fund 61

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

SEK	12,280,000	$(19)	8/11/25	1.3575%	3 month SEK-	$(12,595)
					STIBOR-SIDE

SEK	8,955,000	(14)	8/27/25	1.3025%	3 month SEK-	(2,481)
					STIBOR-SIDE

SEK	12,989,000	(20)	8/28/25	3 month SEK-	1.3075%	4,210
				STIBOR-SIDE

SEK	10,469,000	(17)	9/22/25	3 month SEK-	1.35%	5,931
				STIBOR-SIDE

SEK	28,692,000	(45)	9/25/25	3 month SEK-	1.315%	3,980
				STIBOR-SIDE

SEK	38,836,000	(62)	10/23/25	1.3955%	3 month SEK-	(30,871)
					STIBOR-SIDE

SEK	136,944,000	(61)	9/25/17	3 month SEK-	0.17%	(22,441)
				STIBOR-SIDE

SEK	28,692,000	(45)	9/28/25	3 month SEK-	1.3075%	769
				STIBOR-SIDE

SEK	136,944,000	(61)	9/28/17	3 month SEK-	0.17125%	(21,779)
				STIBOR-SIDE

SEK	11,546,000	(18)	9/30/25	3 month SEK-	1.34125%	4,596
				STIBOR-SIDE

SEK	566,081,000	(257)	10/9/17	3 month SEK-	0.1522%	(109,569)
				STIBOR-SIDE

SEK	98,591,000	(96)	10/9/20	0.5036%	3 month SEK-	(60,680)
					STIBOR-SIDE

SEK	54,938,000	(88)	10/9/25	3 month SEK-	1.355%	25,510
				STIBOR-SIDE

SEK	200,590,000	(92)	10/14/17	0.17875%	3 month SEK-	24,830
					STIBOR-SIDE

SEK	284,471,000	(128)	10/23/17	0.187%	3 month SEK-	27,860
					STIBOR-SIDE

SEK	41,978,000	(41)	10/23/20	0.498%	3 month SEK-	(20,994)
					STIBOR-SIDE

SEK	280,371,000	(125)	10/27/17	0.244%	3 month SEK-	(10,904)
					STIBOR-SIDE

SEK	91,046,000	(40)	10/29/17	0.2675%	3 month SEK-	(8,621)
					STIBOR-SIDE

Total		$4,971,551				$(5,582,529)

E Extended effective date.

62 Absolute Return 300 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$806,536	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$2,023
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Barclays Bank PLC
599,528	—	1/12/40	5.00% (1 month	Synthetic MBX Index	1,510
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

138,559	—	1/12/41	5.00% (1 month	Synthetic MBX Index	479
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

2,315,296	—	1/12/40	4.50% (1 month	Synthetic MBX Index	2,692
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

4,142,073	—	1/12/40	5.00% (1 month	Synthetic MBX Index	10,431
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

3,850,772	—	1/12/41	5.00% (1 month	Synthetic MBX Index	10,900
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

11,647,965	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(20,279)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

5,272,375	—	1/12/41	5.00% (1 month	Synthetic MBX Index	14,924
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,954,541	—	1/12/41	5.00% (1 month	Synthetic MBX Index	5,532
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,298,882	—	1/12/40	4.00% (1 month	Synthetic MBX Index	968
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

977,271	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,766
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,163,612	—	1/12/39	6.00% (1 month	Synthetic TRS Index	1,837
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

10,110,505	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(17,602)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

12,675,200	—	1/12/41	5.00% (1 month	Synthetic MBX Index	35,878
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

3,895,218	—	1/12/40	4.00% (1 month	Synthetic MBX Index	2,903
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Absolute Return 300 Fund 63

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$455,276	$—	1/12/40	4.00% (1 month	Synthetic TRS Index	$1,023
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

231,256	—	1/12/38	6.50% (1 month	Synthetic TRS Index	570
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

672,362	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,903
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,954,541	—	1/12/41	5.00% (1 month	Synthetic MBX Index	5,532
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

7,394,359	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(12,873)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

6,908,949	—	1/12/40	4.00% (1 month	Synthetic MBX Index	5,148
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,267,413	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(7,429)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,011,079	—	1/12/40	4.50% (1 month	Synthetic MBX Index	1,176
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

739,981	—	1/12/40	5.00% (1 month	Synthetic MBX Index	1,864
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

4,686,391	—	1/12/40	4.50% (1 month	Synthetic MBX Index	5,449
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

21,650,453	—	1/12/41	5.00% (1 month	Synthetic MBX Index	61,283
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

5,353,489	—	1/12/41	5.00% (1 month	Synthetic MBX Index	15,153
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

270,704	—	1/12/41	5.00% (1 month	Synthetic MBX Index	766
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

525,400	—	1/12/40	5.00% (1 month	Synthetic MBX Index	1,323
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,703,864	—	1/12/40	5.00% (1 month	Synthetic MBX Index	4,291
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,235,253	—	1/12/40	5.00% (1 month	Synthetic MBX Index	3,111
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

64 Absolute Return 300 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$10,056,974	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(17,509)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

3,907,332	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(10,670)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

1,466,399	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(4,308)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

733,230	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(2,154)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

733,230	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(2,154)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,471,442	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(4,323)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

3,821,703	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(11,227)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,471,442	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(4,323)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

823,259	—	1/12/41	5.00% (1 month	Synthetic TRS Index	1,382
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

739,468	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,093
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

522,147	—	1/12/41	5.00% (1 month	Synthetic TRS Index	876
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

805,223	—	1/12/38	6.50% (1 month	Synthetic TRS Index	1,984
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,937,841	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(8,630)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

977,426	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,702)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,688,533	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,681)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,163,604	—	1/12/41	5.00% (1 month	Synthetic MBX Index	3,294
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

Absolute Return 300 Fund 65

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$7,721,381	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(13,443)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

EUR	6,402,000	—	9/15/17	(0.4975%)	Eurostat Eurozone	6,864
					HICP excluding
					tobacco

EUR	3,201,000	—	9/15/17	(0.46%)	Eurostat Eurozone	6,097
					HICP excluding
					tobacco

EUR	4,554,000	—	9/15/17	(0.435%)	Eurostat Eurozone	11,202
					HICP excluding
					tobacco

Citibank, N.A.
	$1,090,308	—	1/12/41	5.00% (1 month	Synthetic MBX Index	3,086
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	904,953	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,562
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

Credit Suisse International
	1,303,028	—	1/12/41	5.00% (1 month	Synthetic MBX Index	3,688
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	3,765,364	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(6,555)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	3,617,241	—	1/12/41	5.00% (1 month	Synthetic TRS Index	6,071
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	3,540,977	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(7,600)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	3,768,030	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(8,088)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	8,049,044	—	1/12/41	5.00% (1 month	Synthetic MBX Index	13,510
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	2,739,813	—	1/12/43	3.50% (1 month	Synthetic TRS Index	6,283
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

Deutsche Bank AG
	3,765,364	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(6,555)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

66 Absolute Return 300 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
$2,937,612	$—	1/12/38	6.50% (1 month	Synthetic TRS Index	$7,240
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,266,122	—	1/12/38	6.50% (1 month	Synthetic TRS Index	5,585
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

7,260,796	—	1/12/39	6.00% (1 month	Synthetic TRS Index	11,464
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,846,364	—	1/12/38	6.50% (1 month	Synthetic TRS Index	7,015
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

6,367,570	—	1/12/41	5.00% (1 month	Synthetic MBX Index	18,024
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

3,519,486	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(6,127)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,322,208	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,302)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,628,477	—	1/12/41	4.50% (1 month	Synthetic TRS Index	4,085
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

423,828	—	1/12/40	4.00% (1 month	Synthetic TRS Index	952
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

96,999	—	1/12/39	6.00% (1 month	Synthetic TRS Index	153
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,889,781	—	1/12/39	6.00% (1 month	Synthetic TRS Index	4,563
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

4,821,423	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(8,394)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

213,559	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(372)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

569,511	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(992)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

972,280	—	1/12/38	6.50% (1 month	Synthetic TRS Index	2,396
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

3,219,324	—	1/12/38	6.50% (1 month	Synthetic TRS Index	7,934
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

Absolute Return 300 Fund 67

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$5,211,568	$—	1/12/39	6.00% (1 month	Synthetic TRS Index	$8,229
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	4,826,414	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(10,359)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	6,954,000	—	2/24/25	(2.01%)	USA Non Revised	(214,878)
					Consumer Price
					Index-Urban (CPI-U)

	2,405,000	—	3/12/25	(1.925%)	USA Non Revised	(44,565)
					Consumer Price
					Index-Urban (CPI-U)

EUR	23,048,000	—	8/10/17	(0.63%)	Eurostat Eurozone	(47,572)
					HICP excluding
					tobacco

EUR	7,610,000	—	8/11/17	(0.63%)	Eurostat Eurozone	(15,707)
					HICP excluding
					tobacco

EUR	6,402,000	—	8/31/17	(0.27%)	Eurostat Eurozone	37,924
					HICP excluding
					tobacco

EUR	6,402,000	—	9/1/17	(0.37%)	Eurostat Eurozone	23,739
					HICP excluding
					tobacco

EUR	6,402,000	—	9/10/20	(0.7975%)	Eurostat Eurozone	43,085
					HICP excluding
					tobacco

GBP	4,028,000	—	2/20/25	(2.895%)	GBP Non-revised UK	44,274
					Retail Price Index

GBP	1,392,000	—	3/10/25	(2.8675%)	GBP Non-revised UK	(2,618)
					Retail Price Index

JPMorgan Chase Bank N.A.
	$4,826,740	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(10,360)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

EUR	3,201,000	—	9/4/20	(0.8675%)	Eurostat Eurozone	8,807
					HICP excluding
					tobacco

EUR	3,201,000	—	9/7/20	(0.85%)	Eurostat Eurozone	11,996
					HICP excluding
					tobacco

Total		$—				$(18,459)

68 Absolute Return 300 Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/15
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB–	BBB–/P	$11,962	$175,000	5/11/63	300 bp	$9,701
Index

CMBX NA BBB–	BBB–/P	22,719	377,000	5/11/63	300 bp	17,850
Index

CMBX NA BBB–	BBB–/P	46,609	755,000	5/11/63	300 bp	36,857
Index

CMBX NA BBB–	BBB–/P	44,403	779,000	5/11/63	300 bp	34,341
Index

Barclays Bank PLC
CMBX NA BBB–	BBB–/P	69,177	624,000	5/11/63	300 bp	61,116
Index

Credit Suisse International
CMBX NA BB Index	—	(166,815)	9,451,000	5/11/63	(500 bp)	(15,336)

CMBX NA BBB–	BBB–/P	83,322	5,756,000	5/11/63	300 bp	8,974
Index

CMBX NA BBB–	BBB–/P	204,519	15,572,000	5/11/63	300 bp	3,379
Index

CMBX NA BBB–	BBB–/P	187,525	17,118,000	5/11/63	300 bp	(33,582)
Index

CMBX NA BBB–	BBB–/P	26,121	649,000	1/17/47	300 bp	3,719
Index

CMBX NA BBB–	BBB–/P	56,889	969,000	1/17/47	300 bp	23,442
Index

CMBX NA BBB–	BBB–/P	189,648	5,529,000	1/17/47	300 bp	(1,194)
Index

CMBX NA BBB–	BBB–/P	421,942	11,855,000	1/17/47	300 bp	12,746
Index

Goldman Sachs International
CMBX NA BBB–	BBB–/P	652	250,000	5/11/63	300 bp	(2,577)
Index

CMBX NA BBB–	BBB–/P	(1,337)	293,000	5/11/63	300 bp	(5,122)
Index

CMBX NA BBB–	BBB–/P	(3,548)	513,000	5/11/63	300 bp	(10,174)
Index

CMBX NA BBB–	BBB–/P	517	145,000	1/17/47	300 bp	(4,488)
Index

CMBX NA BBB–	BBB–/P	517	145,000	1/17/47	300 bp	(4,488)
Index

CMBX NA BBB–	BBB–/P	1,924	450,000	1/17/47	300 bp	(13,609)
Index

CMBX NA BBB–	BBB–/P	1,604	450,000	1/17/47	300 bp	(13,928)
Index

CMBX NA BBB–	BBB–/P	1,604	450,000	1/17/47	300 bp	(13,928)
Index

CMBX NA BB Index	—	(8,545)	999,000	5/11/63	(500 bp)	7,467

Absolute Return 300 Fund 69

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/15 cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.
CMBX NA BB Index	—	$(5,599)	$528,000	5/11/63	(500 bp)	$2,864

CMBX NA BB Index	—	7,574	450,000	5/11/63	(500 bp)	14,787

CMBX NA BB Index	—	4,520	441,000	5/11/63	(500 bp)	11,589

CMBX NA BB Index	—	495	408,000	5/11/63	(500 bp)	7,035

CMBX NA BB Index	—	(3,246)	338,000	5/11/63	(500 bp)	2,171

CMBX NA BB Index	—	6,218	275,000	5/11/63	(500 bp)	10,626

CMBX NA BB Index	—	(829)	416,000	1/17/47	(500 bp)	14,533

CMBX NA BBB–	—	(8,769)	966,000	5/11/63	(300 bp)	3,709
Index

CMBX NA BBB–	BBB–/P	(249)	93,000	5/11/63	300 bp	(1,450)
Index

CMBX NA BBB–	BBB–/P	(3,240)	297,000	5/11/63	300 bp	(7,076)
Index

CMBX NA BBB–	BBB–/P	(4,755)	592,000	5/11/63	300 bp	(12,402)
Index

CMBX NA BBB–	BBB–/P	(5,558)	594,000	5/11/63	300 bp	(13,231)
Index

CMBX NA BBB–	BBB–/P	(5,957)	594,000	5/11/63	300 bp	(13,630)
Index

CMBX NA BBB–	BBB–/P	(5,957)	594,000	5/11/63	300 bp	(13,630)
Index

CMBX NA BBB–	BBB–/P	(2,392)	596,000	5/11/63	300 bp	(10,090)
Index

CMBX NA BBB–	BBB–/P	3,568	598,000	5/11/63	300 bp	(4,157)
Index

CMBX NA BBB–	BBB–/P	(10,681)	641,000	5/11/63	300 bp	(18,960)
Index

CMBX NA BBB–	BBB–/P	7,391	647,000	5/11/63	300 bp	(966)
Index

CMBX NA BBB–	BBB–/P	13,828	656,000	1/17/47	300 bp	(8,815)
Index

CMBX NA BBB–	BBB–/P	20,269	677,000	1/17/47	300 bp	(3,099)
Index

CMBX NA BBB–	BBB–/P	29,270	966,000	1/17/47	300 bp	(4,073)
Index

JPMorgan Securities LLC
CMBX NA BBB–	—	(30,927)	1,289,000	5/11/63	(300 bp)	(14,277)
Index

CMBX NA BBB–	—	(16,594)	644,000	5/11/63	(300 bp)	(8,275)
Index

CMBX NA BBB–	BBB–/P	35,632	644,000	1/17/47	300 bp	13,403
Index

CMBX NA BBB–	BBB–/P	67,985	1,289,000	1/17/47	300 bp	23,493
Index

Total		$1,283,406				$71,245

70 Absolute Return 300 Fund

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2015. Securities rated by Putnam are indicated by “/P.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$—	$51,437,000

Corporate bonds and notes	—	262,179,562	—

Foreign government and agency bonds and notes	—	37,775,720	—

Mortgage-backed securities	—	372,071,439	12,889,281

Purchased options outstanding	—	380,604	—

Purchased swap options outstanding	—	3,218,191	—

Senior loans	—	78,864,259	—

U.S. government and agency mortgage obligations	—	311,986,181	—

U.S. treasury obligations	—	885,730	—

Short-term investments	15,320,484	51,019,996	—

Totals by level	$15,320,484	$1,118,381,682	$64,326,281

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$2,065,665	$—

Futures contracts	288,547	—	—

Written options outstanding	—	(208,908)	—

Written swap options outstanding	—	(4,921,610)	—

Forward premium swap option contracts	—	(264,936)	—

TBA sale commitments	—	(168,585,160)	—

Interest rate swap contracts	—	(13,725,398)	—

Total return swap contracts	—	(18,459)	—

Credit default contracts	—	(1,212,161)	—

Totals by level	$288,547	$(186,870,967)	$—

Absolute Return 300 Fund 71

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

			Change in net
				unrealized			Total	Total
	Balance	Accrued	appreciation/			Proceeds	transfers	transfers	Balance
Investments	as of	discounts/	Realized	(deprecia-	Cost of	from	into	out of	as of
in securities:	10/31/14	premiums	gain/(loss)	tion) #	purchases	sales	Level 3†	Level 3†	10/31/15

Asset-backed
securities	$—	$—	$—	$—	$9,526,000	$—	$41,911,000	$—	$51,437,000

Mortgage-
backed
securities	$—	(314,398)	—	(33,533)	11,430,673	—	1,806,539	—	$12,889,281

Totals	$—	$(314,398)	$—	$(33,533)	$20,956,673	$—	$43,717,539	$—	$64,326,281

† Transfers during the reporting period are accounted for using the end of period market value and include valuations provided by a single broker quote. Such valuations involve certain inputs and estimates that were unobservable at the end of the reporting period.

# Includes $(33,533) related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

During the reporting period, transfers between level 1 and level 2 within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

72 Absolute Return 300 Fund

Statement of assets and liabilities 10/31/15

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,199,879,372)	$1,183,047,963
Affiliated issuers (identified cost $14,980,484) (Note 5)	14,980,484

Cash	112,102

Foreign currency (cost $716) (Note 1)	716

Interest and other receivables	8,123,903

Receivable for shares of the fund sold	935,475

Receivable for investments sold	14,815,919

Receivable for sales of delayed delivery securities (Note 1)	79,062,412

Receivable for variation margin (Note 1)	2,590,115

Unrealized appreciation on forward premium swap option contracts (Note 1)	494,105

Unrealized appreciation on forward currency contracts (Note 1)	3,481,817

Unrealized appreciation on OTC swap contracts (Note 1)	1,510,325

Premium paid on OTC swap contracts (Note 1)	284,998

Total assets	1,309,440,334

LIABILITIES

Payable for investments purchased	5,451,069

Payable for purchases of delayed delivery securities (Note 1)	203,997,784

Payable for shares of the fund repurchased	1,870,653

Payable for compensation of Manager (Note 2)	668,555

Payable for Trustee compensation and expenses (Note 2)	124,204

Payable for distribution fees (Note 2)	201,454

Payable for variation margin (Note 1)	2,073,099

Unrealized depreciation on OTC swap contracts (Note 1)	4,628,857

Premium received on OTC swap contracts (Note 1)	1,568,404

Unrealized depreciation on forward currency contracts (Note 1)	1,416,152

Unrealized depreciation on forward premium swap option contracts (Note 1)	759,041

Written options outstanding, at value (premiums $8,682,262) (Notes 1 and 3)	5,130,518

TBA sale commitments, at value (proceeds receivable $169,293,945) (Note 1)	168,585,160

Collateral on certain derivative contracts, at value (Note 1)	835,374

Other accrued expenses	4,819

Total liabilities	397,315,143

Net assets	$912,125,191

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$994,736,118

Undistributed net investment income (Note 1)	29,954,891

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(93,380,069)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(19,185,749)

Total — Representing net assets applicable to capital shares outstanding	$912,125,191

(Continued on next page)

Absolute Return 300 Fund 73

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($374,838,510 divided by 36,823,057 shares)	$10.18

Offering price per class A share (100/99.00 of $10.18)*	$10.28

Net asset value and offering price per class B share ($9,668,861 divided by 955,221 shares)**	$10.12

Net asset value and offering price per class C share ($134,130,680 divided by 13,336,952 shares)**	$10.06

Net asset value and redemption price per class M share ($9,913,249 divided by 976,979 shares)	$10.15

Offering price per class M share (100/99.25 of $10.15)*	$10.23

Net asset value, offering price and redemption price per class R share
($378,778 divided by 37,357 shares)	$10.14

Net asset value, offering price and redemption price per class R5 share
($10,835 divided by 1,057 shares)	$10.25

Net asset value, offering price and redemption price per class R6 share
($1,446,243 divided by 141,195 shares)	$10.24

Net asset value, offering price and redemption price per class Y share
($381,738,035 divided by 37,358,236 shares)	$10.22

* On single retail sales of less than $500,000.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

74 Absolute Return 300 Fund

Statement of operations Year ended 10/31/15

INVESTMENT INCOME

Interest (net of foreign tax of $34) (including interest income of $36,019 from investments
in affiliated issuers) (Note 5)	$36,178,295

EXPENSES

Compensation of Manager (Note 2)	5,959,895

Distribution fees (Note 2)	2,634,130

Other	8,373

Total expenses	8,602,398

Expense reduction (Note 2)	(2,213)

Net expenses	8,600,185

Net investment income	27,578,110

Net realized gain on investments (Notes 1 and 3)	7,455,283

Net realized loss on swap contracts (Note 1)	(26,348,079)

Net realized loss on futures contracts (Note 1)	(5,414,408)

Net realized gain on foreign currency transactions (Note 1)	10,283,267

Net realized gain on written options (Notes 1 and 3)	6,842,817

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(2,992,605)

Net unrealized depreciation of investments, futures contracts, swap contracts, written options
and TBA sale commitments during the year	(32,193,689)

Net loss on investments	(42,367,414)

Net decrease in net assets resulting from operations	$(14,789,304)

The accompanying notes are an integral part of these financial statements.

Absolute Return 300 Fund 75

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/15	Year ended 10/31/14

Operations:
Net investment income	$27,578,110	$29,447,730

Net realized loss on investments
and foreign currency transactions	(7,181,120)	(13,351,284)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(35,186,294)	14,133,645

Net increase (decrease) in net assets resulting
from operations	(14,789,304)	30,230,091

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(15,901,153)	(20,686,906)

Class B	(385,159)	(475,397)

Class C	(4,377,677)	(5,496,333)

Class M	(388,196)	(448,939)

Class R	(30,512)	(26,254)

Class R5	(408)	(451)

Class R6	(59,446)	(106,155)

Class Y	(16,543,336)	(11,249,614)

Increase (decrease) from capital share transactions (Note 4)	(132,214,116)	157,170,381

Total increase (decrease) in net assets	(184,689,307)	148,910,423

NET ASSETS

Beginning of year	1,096,814,498	947,904,075

End of year (including undistributed net investment income
of $29,954,891 and $24,661,955, respectively)	$912,125,191	$1,096,814,498

The accompanying notes are an integral part of these financial statements.

76 Absolute Return 300 Fund

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Absolute Return 300 Fund 77

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	tions	of period	value (%) [b]	(in thousands)	(%) [c]	(%)	(%)

Class A
October 31, 2015	$10.71	.28	(.44)	(.16)	(.37)	—	(.37)	$10.18	(1.53)	$374,839.84		2.71	486 [d]
October 31, 2014	10.81	.31	.03	.34	(.44)	—	(.44)	10.71	3.19	470,872.81		2.91	203 [d]
October 31, 2013	10.58	.34	.05	.39	(.16)	—	(.16)	10.81	3.73	497,067	.78 [e]	3.13 [e]	246 [f]
October 31, 2012	10.38	.31	(.01)	.30	(.10)	—	(.10)	10.58	2.97	518,088	.82 [e]	2.94 [e]	238 [f]
October 31, 2011	10.92	.38	(.56)	(.18)	(.32)	(.04)	(.36)	10.38	(1.72)	830,296	.87 [e]	3.55 [e]	188 [f]

Class B
October 31, 2015	$10.65	.26	(.44)	(.18)	(.35)	—	(.35)	$10.12	(1.74)	$9,669	1.04	2.52	486 [d]
October 31, 2014	10.75	.29	.02	.31	(.41)	—	(.41)	10.65	2.96	11,822	1.01	2.73	203 [d]
October 31, 2013	10.53	.31	.05	.36	(.14)	—	(.14)	10.75	3.46	12,854	.98 [e]	2.93 [e]	246 [f]
October 31, 2012	10.32	.28	.01	.29	(.08)	—	(.08)	10.53	2.86	13,859	1.02 [e]	2.71 [e]	238 [f]
October 31, 2011	10.86	.37	(.58)	(.21)	(.29)	(.04)	(.33)	10.32	(2.03)	16,066	1.07 [e]	3.48 [e]	188 f

Class C
October 31, 2015	$10.58	.20	(.43)	(.23)	(.29)	—	(.29)	$10.06	(2.22)	$134,131	1.59	1.96	486 [d]
October 31, 2014	10.68	.23	.02	.25	(.35)	—	(.35)	10.58	2.37	162,146	1.56	2.17	203 [d]
October 31, 2013	10.44	.25	.06	.31	(.07)	—	(.07)	10.68	2.94	169,740	1.53 [e]	2.39 [e]	246 [f]
October 31, 2012	10.24	.22	.01	.23	(.03)	—	(.03)	10.44	2.23	201,889	1.57 [e]	2.19 [e]	238 [f]
October 31, 2011	10.80	.30	(.57)	(.27)	(.25)	(.04)	(.29)	10.24	(2.53)	291,442	1.62 [e]	2.86 [e]	188 [f]

Class M
October 31, 2015	$10.68	.28	(.44)	(.16)	(.37)	—	(.37)	$10.15	(1.56)	$9,913.89		2.67	486 [d]
October 31, 2014	10.78	.31	.02	.33	(.43)	—	(.43)	10.68	3.13	11,043.86		2.85	203 [d]
October 31, 2013	10.55	.33	.05	.38	(.15)	—	(.15)	10.78	3.68	11,228	.83 [e]	3.08 [e]	246 [f]
October 31, 2012	10.35	.30	— [g]	.30	(.10)	—	(.10)	10.55	2.90	11,914	.87 [e]	2.89 [e]	238 [f]
October 31, 2011	10.90	.38	(.57)	(.19)	(.32)	(.04)	(.36)	10.35	(1.85)	17,639	.92 [e]	3.56 [e]	188 [f]

Class R
October 31, 2015	$10.68	.26	(.45)	(.19)	(.35)	—	(.35)	$10.14	(1.81)	$379	1.09	2.52	486 [d]
October 31, 2014	10.77	.28	.03	.31	(.40)	—	(.40)	10.68	2.96	914	1.06	2.64	203 [d]
October 31, 2013	10.54	.31	.05	.36	(.13)	—	(.13)	10.77	3.47	824	1.03 [e]	2.86 [e]	246 [f]
October 31, 2012	10.34	.28	— [g]	.28	(.08)	—	(.08)	10.54	2.71	734	1.07 [e]	2.68 [e]	238 [f]
October 31, 2011	10.89	.36	(.57)	(.21)	(.30)	(.04)	(.34)	10.34	(1.98)	801	1.12 [e]	3.35 [e]	188 [f]

Class R5
October 31, 2015	$10.78	.31	(.44)	(.13)	(.40)	—	(.40)	$10.25	(1.24)	$11.59		3.00	486 [d]
October 31, 2014	10.88	.34	.02	.36	(.46)	—	(.46)	10.78	3.42	11.56		3.19	203 [d]
October 31, 2013	10.63	.37	.05	.42	(.17)	—	(.17)	10.88	4.03	11	.53 [e]	3.40 [e]	246 [f]
October 31, 2012†	10.42	.09	.12	.21	—	—	—	10.63	2.02*	10	.18* [e]	.84* [e]	238 [f]

Class R6
October 31, 2015	$10.78	.31	(.45)	(.14)	(.40)	—	(.40)	$10.24	(1.34)	$1,446.59		2.98	486 [d]
October 31, 2014	10.88	.37	(.01)	.36	(.46)	—	(.46)	10.78	3.43	1,828.56		3.38	203 [d]
October 31, 2013	10.63	.32 [h]	.11	.43	(.18)	—	(.18)	10.88	4.06	2,573	.53 [e]	2.91 [e,h]	246 [f]
October 31, 2012†	10.42	.09	.12	.21	—	—	—	10.63	2.02*	10	.18* [e]	.84* [e]	238 [f]

Class Y
October 31, 2015	$10.75	.31	(.44)	(.13)	(.40)	—	(.40)	$10.22	(1.24)	$381,738.59		2.98	486 [d]
October 31, 2014	10.85	.33	.03	.36	(.46)	—	(.46)	10.75	3.42	438,177.56		3.06	203 [d]
October 31, 2013	10.63	.36	.05	.41	(.19)	—	(.19)	10.85	3.93	253,607	.53 [e]	3.37 [e]	246 [f]
October 31, 2012	10.43	.33	— [g]	.33	(.13)	—	(.13)	10.63	3.21	212,599	.57 [e]	3.20 [e]	238 [f]
October 31, 2011	10.96	.41	(.56)	(.15)	(.34)	(.04)	(.38)	10.43	(1.47)	367,131	.62 [e]	3.82 [e]	188 [f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

78 Absolute Return 300 Fund	Absolute Return 300 Fund 79

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	10/31/13	10/31/12	10/31/11

Class A	0.06%	0.19%	0.18%

Class B	0.06	0.19	0.18

Class C	0.06	0.19	0.18

Class M	0.06	0.19	0.18

Class R	0.06	0.19	0.18

Class R5	0.05	0.05	N/A

Class R6	0.03	0.03	N/A

Class Y	0.06	0.19	0.18

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

October 31, 2013	656%

October 31, 2012	722

October 31, 2011	512

g Amount represents less than $0.01 per share.

h The net investment income ratio and per share amount shown for the period ending October 31, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

80 Absolute Return 300 Fund

Notes to financial statements 10/31/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2014 through October 31, 2015.

Putnam Absolute Return 300 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to earn a positive total return that exceeds the return on U.S. Treasury bills by 300 basis points (or 3.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return through a broadly diversified portfolio reflecting uncorrelated fixed-income strategies designed to exploit market inefficiencies across global markets and fixed-income sectors. These strategies include investments in the following asset categories: (a) sovereign debt: obligations of governments in developed and emerging markets; (b) corporate credit: investment-grade debt, below-investment-grade debt (sometimes referred to as “junk bonds”), bank loans, convertible bonds and structured credit; and (c) securitized assets: asset-backed securities, residential mortgage-backed securities, commercial mortgage-backed securities and collateralized mortgage obligations. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, bonds with moderate exposure to interest rate and credit risks. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively, and generally do not pay a contingent deferred sales charge. Effective November 1, 2015, Class M shares will no longer pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees.

Absolute Return 300 Fund 81

If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

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Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss.

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The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference

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entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

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Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $5,377,844 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $6,195,848 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Prior to September 24, 2015, the fund participated in a $392.5 million unsecured committed line of credit provided by State Street and a substantially similar unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR (the Federal Funds rate prior to September 24, 2015) plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% (0.11% prior to September 24, 2015) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net

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investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At October 31, 2015, the fund had a capital loss carryover of $90,096,841 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$63,477,183	$21,397,771	$84,874,954	*

5,221,887	N/A	5,221,887	October 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, from realized gains and losses on certain futures contracts, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $15,400,713 to increase undistributed net investment income and $15,400,713 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$12,090,473
Unrealized depreciation	(31,665,858)

Net unrealized depreciation	(19,575,385)
Undistributed ordinary income	32,313,563
Capital loss carryforward	(90,096,841)
Cost for federal income tax purposes	$1,217,596,183

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a monthly base fee equal to 0.60% of the monthly average of the fund’s net asset value. In return for this fee, Putnam Management provides investment management and investor servicing and bears the fund’s organizational and operating expenses, excluding performance fee adjustments, payments under the fund’s distribution plan, brokerage, interest, taxes, investment related expenses, extraordinary expenses and acquired fund fees and expenses.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the BofA Merrill Lynch U.S. Treasury Bill Index plus 3.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate is +/– 0.12%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to,

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or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.60% of the fund’s average net assets before a decrease of $147,599 (0.01% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through February 28, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The aggregate amount of all reimbursements for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund is determined annually by the Trustees. These fees are being paid by Putnam Management as part of the management contract.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. These fees are being paid by Putnam Management as part of the management contract.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. These fees are being paid by Putnam Management as part of the management contract.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,213 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $600, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed

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for expenses they incur relating to their services as Trustees. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.45%, 1.00%, 0.30% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,060,637	Class M	32,049

Class B	48,844	Class R	4,154

Class C	1,488,446	Total	$2,634,130

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,051 and $408 from the sale of class A and class M shares, respectively, and received $622 and $5,082 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.30% (0.40% for purchases before April 1, 2010, and no longer applicable at all effective November 1, 2015) is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,262 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$5,183,662,209	$5,079,301,216

U.S. government securities (Long-term)	—	—

Total	$5,183,662,209	$5,079,301,216

Absolute Return 300 Fund 89

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amounts	premiums

Written options outstanding
at the beginning of the
reporting period	$382,794,600	$4,179,950	$220,000,000	$794,063

Options opened	6,092,701,975	35,345,309	1,053,000,000	6,402,031
Options exercised	(689,870,650)	(6,041,812)	—	—
Options expired	(1,096,664,875)	(7,234,669)	(268,000,000)	(1,206,562)
Options closed	(2,683,575,825)	(18,623,079)	(837,000,000)	(4,932,969)

Written options outstanding at
the end of the reporting period	$2,005,385,225	$7,625,699	$168,000,000	$1,056,563

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/15		Year ended 10/31/14

Class A	Shares	Amount	Shares	Amount

Shares sold	9,480,342	$98,178,353	19,297,964	$206,641,761

Shares issued in connection with
reinvestment of distributions	1,331,562	13,755,031	1,754,736	18,459,821

	10,811,904	111,933,384	21,052,700	225,101,582

Shares repurchased	(17,957,387)	(185,903,754)	(23,058,584)	(247,366,189)

Net decrease	(7,145,483)	$(73,970,370)	(2,005,884)	$(22,264,607)

	Year ended 10/31/15		Year ended 10/31/14

Class B	Shares	Amount	Shares	Amount

Shares sold	73,344	$759,228	118,143	$1,256,525

Shares issued in connection with
reinvestment of distributions	32,999	339,564	39,766	416,745

	106,343	1,098,792	157,909	1,673,270

Shares repurchased	(261,029)	(2,687,475)	(243,605)	(2,602,816)

Net decrease	(154,686)	$(1,588,683)	(85,696)	$(929,546)

	Year ended 10/31/15		Year ended 10/31/14

Class C	Shares	Amount	Shares	Amount

Shares sold	2,127,406	$21,844,799	2,950,735	$31,325,486

Shares issued in connection with
reinvestment of distributions	348,096	3,574,945	432,511	4,524,069

	2,475,502	25,419,744	3,383,246	35,849,555

Shares repurchased	(4,461,123)	(45,765,800)	(3,954,578)	(42,000,317)

Net decrease	(1,985,621)	$(20,346,056)	(571,332)	$(6,150,762)

90 Absolute Return 300 Fund

	Year ended 10/31/15		Year ended 10/31/14

Class M	Shares	Amount	Shares	Amount

Shares sold	246,240	$2,543,205	208,282	$2,228,073

Shares issued in connection with
reinvestment of distributions	36,342	374,327	41,355	433,813

	282,582	2,917,532	249,637	2,661,886

Shares repurchased	(339,634)	(3,492,493)	(257,037)	(2,747,589)

Net decrease	(57,052)	$(574,961)	(7,400)	$(85,703)

	Year ended 10/31/15		Year ended 10/31/14

Class R	Shares	Amount	Shares	Amount

Shares sold	28,618	$295,438	31,316	$334,611

Shares issued in connection with
reinvestment of distributions	2,632	27,137	2,498	26,254

	31,250	322,575	33,814	360,865

Shares repurchased	(79,510)	(815,460)	(24,704)	(265,250)

Net increase (decrease)	(48,260)	$(492,885)	9,110	$95,615

	Year ended 10/31/15		Year ended 10/31/14

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	39	408	43	451

	39	408	43	451

Shares repurchased	—	—	—	—

Net increase	39	$408	43	$451

	Year ended 10/31/15		Year ended 10/31/14

Class R6	Shares	Amount	Shares	Amount

Shares sold	27,870	$289,940	44,053	$473,239

Shares issued in connection with
reinvestment of distributions	5,733	59,446	10,053	106,155

	33,603	349,386	54,106	579,394

Shares repurchased	(62,049)	(654,008)	(120,977)	(1,303,729)

Net decrease	(28,446)	$(304,622)	(66,871)	$(724,335)

	Year ended 10/31/15		Year ended 10/31/14

Class Y	Shares	Amount	Shares	Amount

Shares sold	21,787,643	$226,046,313	30,113,150	$324,017,583

Shares issued in connection with
reinvestment of distributions	1,154,296	11,935,425	772,166	8,138,629

	22,941,939	237,981,738	30,885,316	332,156,212

Shares repurchased	(26,331,856)	(272,918,685)	(13,504,352)	(144,926,944)

Net increase (decrease)	(3,389,917)	$(34,936,947)	17,380,964	$187,229,268

Absolute Return 300 Fund 91

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	1,057	100.00%	$10,835

Class R6	1,058	0.75	10,834

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$120,097,821	$865,591,859	$970,709,196	$36,019	$14,980,484

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$99,100,000

Purchased swap option contracts (contract amount)	$1,123,900,000

Written TBA commitment option contracts (contract amount) (Note 3)	$178,200,000

Written swap option contracts (contract amount) (Note 3)	$1,123,500,000

Futures contracts (number of contracts)	900

Forward currency contracts (contract amount)	$586,900,000

OTC interest rate swap contracts (notional)	$144,200,000

Centrally cleared interest rate swap contracts (notional)	$2,788,000,000

OTC total return swap contracts (notional)	$382,700,000

OTC credit default contracts (notional)	$78,100,000

92 Absolute Return 300 Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables	$259,410	Payables	$1,471,571

Foreign
exchange contracts	Receivables	3,481,817	Payables	1,416,152

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	12,872,648*	depreciation	28,124,617*

Total		$16,613,875		$31,012,340

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$1,082,570	$1,082,570

Foreign exchange
contracts	—	—	10,489,210	—	$10,489,210

Interest rate contracts	(3,238,579)	(5,414,408)	—	(27,430,649)	$(36,083,636)

Total	$(3,238,579)	$(5,414,408)	$10,489,210	$(26,348,079)	$(24,511,856)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(697,037)	$(697,037)

Foreign exchange
contracts	—	—	(3,004,100)	—	$(3,004,100)

Interest rate contracts	778,431	1,194,480	—	(799,501)	$1,173,410

Total	$778,431	$1,194,480	$(3,004,100)	$(1,496,538)	$(2,527,727)

Absolute Return 300 Fund 93

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

OTC Interest rate swap contracts*#	$—	$—	$—	$—	$—	$520,170	$55,399	$—	$93,062	$—	$—	$—	$—	$—	$—	$668,631

Centrally cleared interest rate
swap contracts§	—	—	2,440,094	—	—	—	—	—	—	—	—	—	—	—	—	2,440,094

OTC Total return swap contracts*#	2,023	233,204	—	5,648	29,552	—	226,662	—	20,803	—	—	—	—	—	—	517,892

OTC Credit default contracts*#	—	—	—	—	151,479	—	82,962	—	—	24,969	—	—	—	—	—	259,410

Futures contracts§	—	—	—	—	—	—	—	—	—	—	150,021	—	—	—	—	150,021

Forward currency contracts#	149,851	423,294	—	294,972	343,308	164,180	324,013	69,376	567,918	—	—	407,082	229,050	60,301	448,472	3,481,817

Forward premium swap option contracts#	96,134	—	—	6,621	—	—	—	—	391,350	—	—	—	—	—	—	494,105

Purchased swap options**#	982	—	—	26,409	1,052,686	—	1,320,467	—	817,647	—	—	—	—	—	—	3,218,191

Purchased options**#	—	—	—	—	—	—	—	—	380,604	—	—	—	—	—	—	380,604

Total Assets	$248,990	$656,498	$2,440,094	$333,650	$1,577,025	$684,350	$2,009,503	$69,376	$2,271,384	$24,969	$150,021	$407,082	$229,050	$60,301	$448,472	$11,610,765

Liabilities:

OTC Interest rate swap contracts*#	$—	$—	$—	$—	$—	$2,224,780	$—	$—	$1,615,169	$—	$—	$—	$—	$—	$—	$3,839,949

Centrally cleared interest rate
swap contracts§	—	—	2,073,099	—	—	—	—	—	—	—	—	—	—	—	—	2,073,099

OTC Total return swap contracts*#	—	143,307	—	—	22,243	6,555	353,886	—	10,360	—	—	—	—	—	—	536,351

OTC Credit default contracts*#	26,944	8,061	—	—	1,152,482	—	217,363	—	—	66,721	—	—	—	—	—	1,471,571

Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Forward currency contracts#	203,871	149,525	—	150,263	98,747	149,203	—	32,778	125,474	—	—	163,809	91,631	127,236	123,615	1,416,152

Forward premium swap option contracts#	149,353	—	—	20,692	—	—	—	—	588,996	—	—	—	—	—	—	759,041

Written swap options#	2,653	—	—	15,535	1,110,410	—	1,520,009	—	2,273,003	—	—	—	—	—	—	4,921,610

Written options#	—	—	—	—	—	—	—	—	208,908	—	—	—	—	—	—	208,908

Total Liabilities	$382,821	$300,893	$2,073,099	$186,490	$2,383,882	$2,380,538	$2,091,258	$32,778	$4,821,910	$66,721	$—	$163,809	$91,631	$127,236	$123,615	$15,226,681

Total Financial and Derivative Net Assets	$(133,831)	$355,605	$366,995	$147,160	$(806,857)	$(1,696,188)	$(81,755)	$36,598	$(2,550,526)	$(41,752)	$150,021	$243,273	$137,419	$(66,935)	$324,857	$(3,615,916)

Total collateral received (pledged)†##	$(133,831)	$332,594	$—	$130,000	$(806,857)	$(1,696,188)	$(81,755)	$—	$(2,550,526)	$—	$—	$210,000	$137,419	$(66,935)	$—

Net amount	$—	$23,011	$366,995	$17,160	$—	$—	$—	$36,598	$—	$(41,752)	$150,021	$33,273	$—	$—	$324,857

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

94 Absolute Return 300 Fund	Absolute Return 300 Fund 95

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Absolute Return 500 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Absolute Return 500 Fund (the “fund”) at October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2015 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2015

26 Absolute Return 500 Fund

The fund’s portfolio 10/31/15 ÿ

COMMON STOCKS (29.3%)*	Shares	Value

Basic materials (0.9%)
Airgas, Inc.	6,200	$596,192

AP Thailand PCL NVDR (Thailand)	2,629,200	443,529

Bemis Co., Inc.	11,300	517,314

China Lesso Group Holdings, Ltd. (China)	1,224,000	991,219

Hyosung Corp. (South Korea)	13,629	1,388,403

Koza Altin Isletmeleri AS (Turkey)	78,240	439,734

Lee & Man Paper Manufacturing, Ltd. (China)	259,000	161,071

Mondi PLC (South Africa)	6,267	144,836

PTT Global Chemical PCL (Thailand)	965,200	1,512,895

Sherwin-Williams Co. (The)	3,200	853,856

Soulbrain Co., Ltd. (South Korea)	14,323	498,188

WestRock Co.	50,900	2,736,384

10,283,621
Capital goods (1.9%)
Allison Transmission Holdings, Inc.	45,700	1,311,590

Avery Dennison Corp.	21,800	1,416,346

Boeing Co. (The)	18,600	2,754,102

Deere & Co.	42,700	3,330,600

General Dynamics Corp.	27,700	4,115,666

Orbital ATK, Inc.	8,900	762,018

S&T Motiv Co., Ltd. (South Korea)	9,288	590,277

Staples, Inc.	234,600	3,047,454

TransDigm Group, Inc. †	5,600	1,231,160

Waste Management, Inc.	49,500	2,661,120

21,220,333
Communication services (1.1%)
AT&T, Inc.	53,200	1,782,732

China Mobile, Ltd. (China)	304,000	3,616,425

Chunghwa Telecom Co., Ltd. (Taiwan)	128,000	392,237

Globe Telecom, Inc. (Philippines)	22,280	1,080,576

Mobile Telesystems OJSC ADR (Russia)	53,446	375,725

Mobile TeleSystems PJSC (Russia)	91,654	299,028

SBA Communications Corp. Class A †	1,700	202,334

Verizon Communications, Inc.	98,096	4,598,740

12,347,797
Conglomerates (0.1%)
Sistema JSFC GDR (Russia)	204,623	1,418,934

1,418,934
Consumer cyclicals (3.7%)
ANTA Sports Products, Ltd. (China)	305,000	850,784

Automatic Data Processing, Inc.	50,700	4,410,393

Barloworld, Ltd. (South Africa)	178,811	1,009,472

Belle International Holdings, Ltd. (China)	986,000	956,710

Carter’s, Inc.	6,300	572,544

China Dongxiang Group Co., Ltd. (China)	1,528,000	387,164

CJ E&M Corp. (South Korea) †	10,022	733,301

Clorox Co. (The)	7,700	938,938

CVC Brasil Operadora e Agencia de Viagens SA (Brazil)	73,300	277,497

Absolute Return 500 Fund 27

COMMON STOCKS (29.3%)* cont.	Shares	Value

Consumer cyclicals cont.
Cyfrowy Polsat SA (Poland) †	77,855	$501,565

Discovery Communications, Inc. Class C †	25,800	710,016

Dollar General Corp.	35,000	2,371,950

FactSet Research Systems, Inc.	3,700	647,944

Gartner, Inc. †	7,800	707,226

Harley-Davidson, Inc.	3,900	192,855

Lear Corp.	2,200	275,132

Lewis Group, Ltd. (South Africa)	93,109	402,560

LF Corp. (South Korea)	13,567	376,291

Liberty Media Corp. †	3,200	125,280

Macy’s, Inc.	41,900	2,136,062

Morningstar, Inc.	1,800	147,798

Net 1 UEPS Technologies, Inc. (South Africa) †	40,977	697,838

NIKE, Inc. Class B	39,200	5,136,376

Omnicom Group, Inc.	45,152	3,382,788

PayPal Holdings, Inc. †	13,900	500,539

Pier 1 Imports, Inc.	115,460	856,713

Rollins, Inc.	12,100	324,522

Scripps Networks Interactive Class A	32,200	1,934,576

Target Corp.	52,300	4,036,514

Thomson Reuters Corp. (Canada)	21,400	877,828

Thor Industries, Inc.	9,400	508,352

Tongaat Hulett, Ltd. (South Africa)	40,822	349,081

Top Glove Corp. Bhd (Malaysia)	560,600	1,235,640

Truworths International, Ltd. (South Africa)	131,303	887,121

Vantiv, Inc. Class A †	14,800	742,220

Wal-Mart Stores, Inc.	22,400	1,282,176

41,483,766
Consumer staples (3.3%)
Altria Group, Inc.	86,600	5,236,702

Amorepacific Group (South Korea)	10,361	1,451,140

Arca Continental SAB de CV (Mexico)	148,597	949,186

Bunge, Ltd.	14,300	1,043,328

Colgate-Palmolive Co.	45,600	3,025,560

ConAgra Foods, Inc.	34,500	1,398,975

Dunkin’ Brands Group, Inc.	40,200	1,664,682

Grape King Bio, Ltd. (Taiwan)	226,000	1,236,315

Gruma SAB de CV Class B (Mexico)	108,516	1,665,404

JBS SA (Brazil)	363,071	1,341,552

Kraft Heinz Co. (The)	51,800	4,038,846

Kroger Co. (The)	103,000	3,893,400

KT&G Corp. (South Korea)	19,245	1,923,271

LG Household & Health Care, Ltd. (South Korea)	2,239	1,852,647

McDonald’s Corp.	41,100	4,613,475

New Oriental Education & Technology Group, Inc. ADR (China)	26,005	715,398

Pinnacle Foods, Inc.	32,000	1,410,560

Sao Martinho SA (Brazil)	24,742	285,044

		37,745,485

28 Absolute Return 500 Fund

COMMON STOCKS (29.3%)* cont.	Shares	Value

Energy (1.6%)
Bangchak Petroleum PCL (The) (Thailand)	1,027,600	$1,040,096

Columbia Pipeline Group, Inc.	68,200	1,416,514

Exxon Mobil Corp.	94,102	7,785,999

Occidental Petroleum Corp.	61,000	4,546,940

Schlumberger, Ltd.	17,900	1,399,064

Tambang Batubara Bukit Asam Persero Tbk PT (Indonesia)	1,265,600	671,014

Thai Oil PCL (Thailand)	569,900	869,251

Tupras Turkiye Petrol Rafinerileri AS (Turkey) †	31,110	821,506

18,550,384
Financials (6.3%)
Allied World Assurance Co. Holdings AG	22,300	810,828

American Capital Agency Corp. R	118,500	2,112,855

American Financial Group, Inc.	7,900	570,301

Annaly Capital Management, Inc. R	266,000	2,646,700

Apple Hospitality REIT, Inc. R	16,500	325,380

Aspen Insurance Holdings, Ltd.	9,800	476,378

Assurant, Inc.	18,300	1,491,999

Banco Bradesco SA ADR (Brazil)	291,380	1,585,107

Bank of Chongqing Co., Ltd. (China)	667,500	498,663

Bank of Communications Co., Ltd. (China)	410,000	301,786

Bank Tabungan Negara Persero Tbk PT (Indonesia)	4,665,400	401,566

Berkshire Hathaway, Inc. Class B †	33,938	4,616,247

BS Financial Group, Inc. (South Korea)	61,292	749,743

Capital One Financial Corp.	50,700	4,000,230

CBOE Holdings, Inc.	14,400	965,376

Chimera Investment Corp. R	45,500	640,640

China Cinda Asset Management Co., Ltd. (China)	3,618,000	1,403,421

China Construction Bank Corp. (China)	1,505,000	1,085,144

China Merchants Bank Co., Ltd. (China)	733,500	1,913,111

Chongqing Rural Commercial Bank Co., Ltd. (China)	2,250,000	1,408,733

CITIC, Ltd. (China)	519,000	965,366

Citizens Financial Group, Inc.	19,100	464,130

CTBC Financial Holding Co., Ltd. (Taiwan)	2,993,000	1,637,364

DAMAC Properties Dubai Co. PJSC (United Arab Emirates) †	1,958,205	1,582,195

Dubai Islamic Bank PJSC (United Arab Emirates)	301,365	530,316

Endurance Specialty Holdings, Ltd.	6,600	416,658

Everest Re Group, Ltd.	4,136	736,084

First Niagara Financial Group, Inc.	61,600	637,560

Fubon Financial Holding Co., Ltd. (Taiwan)	269,000	433,161

HCP, Inc. R	41,600	1,547,520

Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	35,461	1,055,178

Itau Unibanco Holding SA ADR (Preference) (Brazil)	257,925	1,766,786

JB Financial Group Co., Ltd. (South Korea)	87,978	457,120

Krungthai Card PCL (Thailand)	192,500	539,871

Liberty Holdings, Ltd. (South Africa)	130,967	1,279,525

Macquarie Mexico Real Estate Management SA de CV (Mexico) R	276,774	383,045

MFA Financial, Inc. R	59,700	413,124

MMI Holdings, Ltd. (South Africa)	481,885	873,019

Absolute Return 500 Fund 29

COMMON STOCKS (29.3%)* cont.	Shares	Value

Financials cont.
Moscow Exchange MICEX-RTS OAO (Russia) †	1,319,054	$1,856,109

New York Community Bancorp, Inc.	85,900	1,419,068

People’s Insurance Co. Group of China, Ltd. (China)	3,143,000	1,675,879

PNC Financial Services Group, Inc.	36,900	3,330,594

Porto Seguro SA (Brazil)	28,271	237,000

ProAssurance Corp.	6,200	328,352

Rayonier, Inc. R	32,600	738,390

RenaissanceRe Holdings, Ltd.	4,462	489,169

RMB Holdings, Ltd. (South Africa)	80,218	390,648

Sberbank PAO ADR (Russia)	232,940	1,423,379

Shin Kong Financial Holding Co., Ltd. (Taiwan)	6,148,806	1,467,846

SLM Corp. †	104,000	734,240

Starwood Property Trust, Inc. R	50,400	1,012,536

Taishin Financial Holding Co., Ltd. (Taiwan)	3,680,000	1,436,050

TFS Financial Corp.	8,900	156,284

Turkiye Sinai Kalkinma Bankasi AS (Turkey)	602,214	318,035

Two Harbors Investment Corp. R	12,200	103,212

Valid Solucoes e Servicos de Seguranca em Meios de Pagamento
e Identificacao SA (Brazil)	41,000	465,543

Validus Holdings, Ltd.	13,400	593,620

Wells Fargo & Co.	115,700	6,263,998

XL Group PLC	69,200	2,635,136

70,797,318
Health care (3.3%)
AmerisourceBergen Corp.	36,700	3,541,917

Bio-Rad Laboratories, Inc. †	2,500	348,700

C.R. Bard, Inc.	11,727	2,185,326

Cardinal Health, Inc.	11,874	976,043

DaVita HealthCare Partners, Inc. †	24,700	1,914,497

Eli Lilly & Co.	54,199	4,421,012

Hologic, Inc. †	89,900	3,493,514

Johnson & Johnson	66,300	6,698,289

Mednax, Inc. †	9,100	641,277

Merck & Co., Inc.	89,400	4,886,604

Pfizer, Inc.	170,200	5,756,164

Richter Gedeon Nyrt (Hungary)	90,412	1,508,173

Valeant Pharmaceuticals International, Inc. †	6,278	588,688

36,960,204
Technology (5.2%)
Accenture PLC Class A	14,900	1,597,280

Amdocs, Ltd.	17,400	1,036,518

Analog Devices, Inc.	12,300	739,476

Apple, Inc.	35,013	4,184,054

Black Knight Financial Services, Inc. Class A †	7,500	270,225

Cisco Systems, Inc.	186,300	5,374,755

Computer Sciences Corp.	16,400	1,092,076

DST Systems, Inc.	15,300	1,868,895

eBay, Inc. †	141,600	3,950,640

EMC Corp.	156,100	4,092,942

30 Absolute Return 500 Fund

COMMON STOCKS (29.3%)* cont.	Shares	Value

Technology cont.
Fidelity National Information Services, Inc.	14,400	$1,050,048

Fiserv, Inc. †	18,300	1,766,133

Genpact, Ltd. †	16,800	416,304

Gentex Corp.	33,900	555,621

Hon Hai Precision Industry Co., Ltd. (Taiwan)	309,000	819,325

Innolux Corp. (Taiwan)	4,147,000	1,387,588

Intuit, Inc.	25,900	2,523,437

L-3 Communications Holdings, Inc.	22,900	2,894,560

Leidos Holdings, Inc.	9,700	509,929

Maxim Integrated Products, Inc.	98,500	4,036,530

Microsoft Corp.	14,319	753,752

Motorola Solutions, Inc.	2,100	146,937

NetApp, Inc.	35,700	1,213,800

NetEase, Inc. ADR (China)	12,051	1,741,731

Paychex, Inc.	60,800	3,136,064

Pegatron Corp. (Taiwan)	656,000	1,596,076

Samsung Electronics Co., Ltd. (South Korea)	2,057	2,464,075

Shanda Games, Ltd. ADR (China) †	40,226	277,157

Shin Zu Shing Co., Ltd. (Taiwan)	118,000	379,065

Silicon Works Co., Ltd. (South Korea)	7,203	213,669

SK Hynix, Inc. (South Korea)	60,988	1,629,253

Synopsys, Inc. †	16,700	834,666

Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	63,421	1,392,725

Tencent Holdings, Ltd. (China)	62,200	1,167,318

WNS Holdings, Ltd. ADR (India) †	35,386	1,205,601

58,318,225
Transportation (0.8%)
Bangkok Expressway PCL (Thailand)	379,900	384,520

China Southern Airlines Co., Ltd. (China)	504,000	426,189

Expeditors International of Washington, Inc.	5,700	283,803

OHL Mexico SAB de CV (Mexico) †	253,767	335,380

TAV Havalimanlari Holding AS (Turkey)	35,028	275,053

Turk Hava Yollari AO (Turkey) †	482,889	1,425,513

United Parcel Service, Inc. Class B	42,886	4,418,116

Yangzijiang Shipbuilding Holdings, Ltd. (China)	1,866,300	1,658,217

9,206,791
Utilities and power (1.1%)
American Electric Power Co., Inc.	11,400	645,810

American Water Works Co., Inc.	11,100	636,696

Entergy Corp.	38,100	2,596,896

Hawaiian Electric Industries, Inc.	9,100	266,266

Huadian Power International Corp., Ltd. (China)	1,644,000	1,201,098

Huaneng Power International, Inc. (China)	1,372,000	1,485,908

Korea Electric Power Corp. (South Korea)	44,233	1,991,500

Southern Co. (The)	90,900	4,099,590

		12,923,764

Total common stocks (cost $322,248,456)		$331,256,622

Absolute Return 500 Fund 31

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (25.0%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.6%)
Government National Mortgage Association Pass-Through Certificates
4.687s, June 20, 2045	$168,916	$187,821
4.654s, June 20, 2045	727,330	808,157
4.554s, May 20, 2045	369,170	408,309
4.524s, June 20, 2065	383,303	422,680
4.516s, June 20, 2045	357,555	394,079
4.468s, May 20, 2065	730,680	802,445
4.413s, June 20, 2065	178,960	196,341
3 1/2s, TBA, November 1, 2045	4,000,000	4,192,188

7,412,020
U.S. Government Agency Mortgage Obligations (24.4%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
3 1/2s, with due dates from August 1, 2043 to February 1, 2044	2,550,230	2,664,146
3s, March 1, 2043	797,773	806,779

Federal National Mortgage Association Pass-Through Certificates
5 1/2s, January 1, 2038	917,765	1,034,138
5 1/2s, TBA, December 1, 2045	2,000,000	2,233,125
5 1/2s, TBA, November 1, 2045	2,000,000	2,234,375
4 1/2s, TBA, November 1, 2045	2,000,000	2,167,188
4s, with due dates from May 1, 2044 to June 1, 2044	4,407,269	4,722,952
3 1/2s, July 1, 2043	821,748	857,251
3 1/2s, TBA, December 1, 2045	5,000,000	5,192,774
3 1/2s, TBA, November 1, 2045	5,000,000	5,204,297
3s, TBA, December 1, 2045	118,000,000	119,023,284
3s, TBA, November 1, 2045	128,000,000	129,390,003

		275,530,312

Total U.S. government and agency mortgage obligations (cost $283,354,940)		$282,942,332

MORTGAGE-BACKED SECURITIES (10.9%)*	Principal amount	Value

Agency collateralized mortgage obligations (5.7%)
Federal Home Loan Mortgage Corporation
IFB Ser. 2990, Class LB, 16.445s, 2034	$114,256	$152,353
IFB Ser. 3232, Class KS, IO, 6.104s, 2036	608,788	92,840
IFB Ser. 4104, Class S, IO, 5.904s, 2042	532,221	120,958
IFB Ser. 3116, Class AS, IO, 5.904s, 2034	330,145	12,791
IFB Ser. 4087, Class SA, IO, 5.854s, 2039	4,788,133	591,306
IFB Ser. 3852, Class NT, 5.804s, 2041	2,089,829	2,203,474
Ser. 4122, Class TI, IO, 4 1/2s, 2042	1,258,639	224,415
Ser. 4462, IO, 4s, 2045	1,592,997	323,633
Ser. 4355, Class DI, IO, 4s, 2044	4,920,715	577,692
Ser. 4193, Class PI, IO, 4s, 2043	2,486,584	394,128
Ser. 4121, Class MI, IO, 4s, 2042	1,536,739	354,372
Ser. 4116, Class MI, IO, 4s, 2042	3,062,971	579,312
Ser. 4213, Class GI, IO, 4s, 2041	936,156	140,704
Ser. 4013, Class AI, IO, 4s, 2039	2,758,866	319,245
Ser. 304, Class C53, IO, 4s, 2032	1,755,902	278,293
Ser. 311, IO, 3 1/2s, 2043	1,573,075	326,413

32 Absolute Return 500 Fund

MORTGAGE-BACKED SECURITIES (10.9%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. 303, Class C18, IO, 3 1/2s, 2043	$2,169,823	$436,041
Ser. 303, Class C19, IO, 3 1/2s, 2043	1,963,344	382,909
Ser. 304, Class C22, IO, 3 1/2s, 2042	2,157,807	422,483
Ser. 4141, Class IM, IO, 3 1/2s, 2042	1,286,665	221,875
Ser. 4121, Class AI, IO, 3 1/2s, 2042	3,932,049	750,388
Ser. 4136, Class IW, IO, 3 1/2s, 2042	2,572,434	365,744
Ser. 4166, Class PI, IO, 3 1/2s, 2041	2,048,275	316,663
Ser. 4097, Class PI, IO, 3 1/2s, 2040	3,469,615	436,269
Ser. 304, IO, 3 1/2s, 2027	1,265,325	136,946
Ser. 304, Class C37, IO, 3 1/2s, 2027	937,637	100,102
Ser. 4150, Class DI, IO, 3s, 2043	1,891,003	240,807
Ser. 4158, Class TI, IO, 3s, 2042	4,710,235	587,837
Ser. 4165, Class TI, IO, 3s, 2042	4,054,129	481,225
Ser. 4183, Class MI, IO, 3s, 2042	1,809,026	213,646
Ser. 4206, Class IP, IO, 3s, 2041	3,022,730	367,504
Ser. 4433, Class DI, IO, 3s, 2032	3,911,197	419,124
Ser. 4179, Class EI, IO, 3s, 2030	3,232,388	346,674
Ser. 304, Class C45, IO, 3s, 2027	1,688,967	175,691
Ser. 3939, Class EI, IO, 3s, 2026	3,319,394	276,672
FRB Ser. T-8, Class A9, IO, 0.469s, 2028	210,513	2,895
FRB Ser. T-59, Class 1AX, IO, 0.272s, 2043	503,306	6,036
Ser. T-48, Class A2, IO, 0.212s, 2033	754,801	7,223
Ser. 315, PO, zero %, 2043	2,890,070	2,263,098
Ser. 3206, Class EO, PO, zero %, 2036	35,487	31,691
Ser. 3175, Class MO, PO, zero %, 2036	30,947	28,356

Federal National Mortgage Association
IFB Ser. 05-74, Class NK, 26.515s, 2035	64,666	107,022
IFB Ser. 11-4, Class CS, 12.506s, 2040	767,475	937,191
IFB Ser. 13-103, Class SK, IO, 5.723s, 2043	965,228	249,089
IFB Ser. 13-101, Class SE, IO, 5.703s, 2043	1,290,318	317,999
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
5.197s, 2025	600,000	594,000
Ser. 397, Class 2, IO, 5s, 2039	29,516	5,357
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
4.747s, 2025	170,000	167,042
Ser. 15-4, Class IO, IO, 4 1/2s, 2045	1,961,089	397,513
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
4.197s, 2025	592,000	563,008
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
4.197s, 2025	134,000	127,373
Ser. 421, Class C6, IO, 4s, 2045	3,405,113	655,675
Ser. 14-47, Class IP, IO, 4s, 2044	2,923,214	379,696
Ser. 418, Class C24, IO, 4s, 2043	1,665,110	341,192
Ser. 13-44, Class PI, IO, 4s, 2043	785,504	116,721
Ser. 12-124, Class UI, IO, 4s, 2042	3,451,353	662,660
Ser. 12-118, Class PI, IO, 4s, 2042	2,928,829	547,208
Ser. 13-11, Class IP, IO, 4s, 2042	2,667,996	457,190

Absolute Return 500 Fund 33

MORTGAGE-BACKED SECURITIES (10.9%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 12-96, Class PI, IO, 4s, 2041	$1,571,908	$246,176
Ser. 12-22, Class CI, IO, 4s, 2041	2,772,819	422,261
Ser. 12-62, Class MI, IO, 4s, 2041	2,392,044	351,740
Ser. 409, Class C16, IO, 4s, 2040	499,384	90,151
Ser. 12-104, Class HI, IO, 4s, 2027	2,894,672	384,894
Ser. 418, Class C15, IO, 3 1/2s, 2043	3,677,064	727,441
Ser. 417, Class C24, IO, 3 1/2s, 2042	1,942,620	405,075
Ser. 12-118, Class IC, IO, 3 1/2s, 2042	4,625,680	891,219
Ser. 12-136, Class PI, IO, 3 1/2s, 2042	1,804,234	207,361
Ser. 14-10, IO, 3 1/2s, 2042	1,509,365	202,344
Ser. 12-101, Class PI, IO, 3 1/2s, 2040	2,116,234	231,798
Ser. 14-76, IO, 3 1/2s, 2039	4,348,107	543,027
Ser. 12-110, Class BI, IO, 3 1/2s, 2039	2,418,676	258,589
Ser. 13-21, Class AI, IO, 3 1/2s, 2033	2,638,046	457,701
Ser. 417, Class C19, IO, 3 1/2s, 2033	1,494,027	219,727
Ser. 12-151, Class PI, IO, 3s, 2043	1,869,135	237,754
Ser. 13-8, Class NI, IO, 3s, 2042	3,695,405	450,703
Ser. 6, Class BI, IO, 3s, 2042	3,235,868	312,261
Ser. 13-35, Class IP, IO, 3s, 2042	2,976,121	312,260
Ser. 13-23, Class PI, IO, 3s, 2041	5,375,967	453,517
Ser. 13-31, Class NI, IO, 3s, 2041	4,262,336	370,141
Ser. 13-7, Class EI, IO, 3s, 2040	2,241,626	330,169
Ser. 13-55, Class MI, IO, 3s, 2032	2,241,314	264,923
FRB Ser. 03-W10, Class 1, IO, 0.804s, 2043	167,785	3,100
Ser. 98-W2, Class X, IO, 0.694s, 2028	1,301,077	63,428
Ser. 98-W5, Class X, IO, 0.603s, 2028	386,195	18,827

Government National Mortgage Association
Ser. 09-79, Class IC, IO, 6s, 2039	3,600,877	713,658
IFB Ser. 13-129, Class SN, IO, 5.956s, 2043	674,016	104,331
IFB Ser. 13-99, Class VS, IO, 5.901s, 2043	813,626	142,604
IFB Ser. 11-70, Class SH, IO, 5.691s, 2041	1,520,748	241,343
Ser. 14-182, Class KI, IO, 5s, 2044	3,170,601	616,206
Ser. 14-133, Class IP, IO, 5s, 2044	3,150,697	615,205
Ser. 14-163, Class NI, IO, 5s, 2044	1,806,517	363,489
Ser. 14-25, Class QI, IO, 5s, 2044	2,938,807	627,700
Ser. 14-2, Class IC, IO, 5s, 2044	792,098	183,505
Ser. 13-3, Class IT, IO, 5s, 2043	1,229,285	237,203
Ser. 11-116, Class IB, IO, 5s, 2040	646,334	32,412
Ser. 10-35, Class UI, IO, 5s, 2040	1,157,969	221,339
Ser. 10-20, Class UI, IO, 5s, 2040	858,381	152,311
Ser. 10-9, Class UI, IO, 5s, 2040	3,670,919	707,151
Ser. 09-121, Class UI, IO, 5s, 2039	1,817,767	341,886
Ser. 14-3, Class IP, IO, 4 1/2s, 2043	2,302,053	421,529
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	75,967	10,114
Ser. 10-35, Class AI, IO, 4 1/2s, 2040	1,580,802	271,661
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	810,888	141,944
Ser. 13-151, Class IB, IO, 4 1/2s, 2040	1,005,159	177,069

34 Absolute Return 500 Fund

MORTGAGE-BACKED SECURITIES (10.9%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	$734,985	$129,158
Ser. 09-121, Class CI, IO, 4 1/2s, 2039	2,398,055	548,387
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	2,221,634	141,902
Ser. 15-99, Class LI, IO, 4s, 2045	2,809,923	385,267
Ser. 15-53, Class MI, IO, 4s, 2045	2,708,998	625,635
Ser. 15-40, IO, 4s, 2045	970,003	232,907
Ser. 15-40, Class KI, IO, 4s, 2044	2,451,774	483,612
Ser. 14-149, Class IP, IO, 4s, 2044	1,915,542	333,919
Ser. 13-24, Class PI, IO, 4s, 2042	1,284,332	202,038
Ser. 12-138, Class AI, IO, 4s, 2042	1,841,276	435,650
Ser. 12-47, Class CI, IO, 4s, 2042	2,012,508	337,530
Ser. 14-104, IO, 4s, 2042	3,010,420	532,242
Ser. 12-50, Class PI, IO, 4s, 2041	1,397,542	215,920
Ser. 12-41, Class IP, IO, 4s, 2041	2,808,505	474,511
Ser. 14-133, Class AI, IO, 4s, 2036	3,822,436	504,256
Ser. 15-20, Class PI, IO, 3 1/2s, 2045	4,395,632	688,611
Ser. 15-24, Class CI, IO, 3 1/2s, 2045	1,241,282	287,692
Ser. 15-24, Class IA, IO, 3 1/2s, 2045	1,504,650	277,021
Ser. 13-102, Class IP, IO, 3 1/2s, 2043	1,786,628	174,262
Ser. 13-76, IO, 3 1/2s, 2043	1,437,114	168,947
Ser. 13-79, Class PI, IO, 3 1/2s, 2043	3,168,990	409,941
Ser. 13-100, Class MI, IO, 3 1/2s, 2043	2,529,287	283,609
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	1,587,512	189,374
Ser. 12-145, IO, 3 1/2s, 2042	1,578,096	314,378
Ser. 13-14, IO, 3 1/2s, 2042	2,303,280	261,906
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	754,632	92,156
Ser. 12-92, Class AI, IO, 3 1/2s, 2042	890,911	113,422
Ser. 13-37, Class LI, IO, 3 1/2s, 2042	1,318,836	165,804
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	3,396,455	360,160
Ser. 15-36, Class GI, IO, 3 1/2s, 2041	1,847,837	257,219
Ser. 12-71, Class JI, IO, 3 1/2s, 2041	1,184,697	98,933
Ser. 13-90, Class HI, IO, 3 1/2s, 2040	4,307,005	256,698
Ser. 13-79, Class XI, IO, 3 1/2s, 2039	3,226,482	481,616
Ser. 183, Class AI, IO, 3 1/2s, 2039	3,004,878	366,598
Ser. 15-118, Class EI, IO, 3 1/2s, 2039	4,190,185	541,941
Ser. 15-124, Class NI, IO, 3 1/2s, 2039	3,792,107	522,704
Ser. 15-138, Class AI, IO, 3 1/2s, 2039	1,633,355	217,073
Ser. 15-96, Class NI, IO, 3 1/2s, 2039	4,387,430	561,591
Ser. 15-82, Class GI, IO, 3 1/2s, 2038	7,355,155	847,829
Ser. 15-124, Class DI, IO, 3 1/2s, 2038	4,667,469	714,636
Ser. 15-24, Class IC, IO, 3 1/2s, 2037	1,967,375	297,644
Ser. 14-115, Class QI, IO, 3s, 2029	2,361,807	232,260
Ser. 15-H20, Class CI, IO, 2.252s, 2065	8,973,180	1,095,008
FRB Ser. 15-H16, Class XI, IO, 2.225s, 2065	4,542,204	567,776
Ser. 15-H25, Class BI, IO, 2.224s, 2065	8,415,000	1,012,325
Ser. 15-H24, Class HI, IO, 2.014s, 2065	10,409,000	907,665
Ser. 15-H15, Class JI, IO, 1.931s, 2065	5,877,255	732,894

Absolute Return 500 Fund 35

MORTGAGE-BACKED SECURITIES (10.9%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-H09, Class AI, IO, 1.931s, 2065	$6,231,907	$697,350
Ser. 15-H19, Class NI, IO, 1.904s, 2065	7,144,283	889,463
Ser. 15-H25, Class EI, IO, 1.838s, 2065	6,292,000	673,244
Ser. 15-H18, IO, 1.822s, 2065	3,673,039	378,213
Ser. 15-H10, Class CI, IO, 1.801s, 2065	6,663,704	785,068
Ser. 15-H26, Class GI, IO, 1.792s, 2065	5,322,000	638,640
Ser. 15-H26, Class EI, IO, 1.715s, 2065	4,900,000	560,462
Ser. 15-H09, Class BI, IO, 1.696s, 2065	9,589,737	979,112
Ser. 15-H10, Class EI, IO, 1.636s, 2065	6,444,400	489,452
Ser. 15-H25, Class AI, IO, 1.608s, 2065	9,287,000	864,620
Ser. 15-H14, Class BI, IO, 1.593s, 2065	6,700,097	502,507
Ser. 15-H24, Class BI, IO, 0.719s, 2065	9,796,000	693,557

GSMPS Mortgage Loan Trust 144A
FRB Ser. 98-4, IO, 1.147s, 2026	73,212	—
FRB Ser. 98-2, IO, 1.043s, 2027	46,558	—
FRB Ser. 99-2, IO, 0.827s, 2027	102,941	901
FRB Ser. 98-3, IO, zero %, 2027	53,518	—

64,350,227
Commercial mortgage-backed securities (3.0%)
Banc of America Commercial Mortgage Trust
Ser. 06-6, Class A2, 5.309s, 2045	36,989	37,104
FRB Ser. 07-1, Class XW, IO, 0.33s, 2049	2,570,782	14,593

Banc of America Commercial Mortgage Trust 144A FRB
Ser. 08-1, Class C, 6.258s, 2051	1,000,000	993,090

Banc of America Merrill Lynch Commercial Mortgage, Inc.
FRB Ser. 05-1, Class C, 5.338s, 2042	292,000	274,299
FRB Ser. 05-5, Class D, 5.286s, 2045	366,000	365,928
Ser. 05-3, Class AJ, 4.767s, 2043	225,000	207,481

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-4, Class XC, IO, 0.171s, 2042	668,907	535

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 06-PW11, Class AJ, 5.522s, 2039	596,000	597,490
Ser. 05-PWR7, Class D, 5.304s, 2041	375,000	374,483
Ser. 05-PWR9, Class C, 5.055s, 2042	215,000	214,703

Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.522s, 2039	3,084,000	3,078,233
FRB Ser. 06-PW11, Class C, 5.522s, 2039	320,000	319,389

CD Mortgage Trust 144A FRB Ser. 07-CD5, Class E, 6.12s, 2044	250,000	241,233

Citigroup Commercial Mortgage Trust FRB Ser. 06-C4, Class B,
5.792s, 2049	703,000	701,552

Citigroup Commercial Mortgage Trust 144A FRB Ser. 13-GC11,
Class E, 4.457s, 2046	1,041,000	896,167

COMM Mortgage Trust FRB Ser. 07-C9, Class D, 5.796s, 2049	300,000	279,750

COMM Mortgage Trust 144A
Ser. 12-LC4, Class E, 4 1/4s, 2044	266,000	238,875
FRB Ser. 14-UBS6, Class D, 3.966s, 2047	387,000	327,766
FRB Ser. 07-C9, Class AJFL, 0.885s, 2049	140,000	137,904

36 Absolute Return 500 Fund

MORTGAGE-BACKED SECURITIES (10.9%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Credit Suisse First Boston Mortgage Securities Corp. Ser. 05-C3,
Class B, 4.882s, 2037	$203,000	$202,756

Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 1.955s, 2038	189,030	18

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1,
Class AJ, 5.284s, 2044	1,921,000	1,923,401

GE Commercial Mortgage Corp. Trust Ser. 07-C1, Class A3,
5.481s, 2049	456,675	457,569

GS Mortgage Securities Corp. II 144A
FRB Ser. 13-GC10, Class D, 4.411s, 2046	291,000	268,910
FRB Ser. 13-GC10, Class E, 4.411s, 2046	850,000	740,588

GS Mortgage Securities Trust 144A
FRB Ser. 13-GC16, Class D, 5.316s, 2046	488,000	470,572
FRB Ser. 06-GG8, Class X, IO, 0.571s, 2039	33,594,483	45,017

JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C14, Class E, 4.562s, 2046	675,000	603,923
FRB Ser. 13-C12, Class E, 4.086s, 2045	800,000	669,920

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 04-CB8, Class F, 5.036s, 2039	500,000	499,185

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.076s, 2051	453,000	462,889
FRB Ser. 06-LDP7, Class B, 5.911s, 2045	556,000	278,000
Ser. 06-LDP6, Class AJ, 5.565s, 2043	24,000	23,976
FRB Ser. 05-LDP2, Class D, 4.941s, 2042	850,000	865,292

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.176s, 2051	501,000	478,630
FRB Ser. 12-C6, Class F, 5.198s, 2045	334,000	307,915
FRB Ser. 13-C13, Class D, 4.056s, 2046	233,000	211,704
Ser. 13-C13, Class E, 3.986s, 2046	494,000	383,443
Ser. 13-C10, Class E, 3 1/2s, 2047	354,000	281,253
FRB Ser. 12-C6, Class G, 2.972s, 2045	366,000	269,193

JPMorgan Chase Commercial Mortgage Securities Trust
Pass-Through Certificates 144A Ser. 01-C1, Class H,
5.626s, 2035	511,160	520,902

Key Commercial Mortgage Securities Trust 144A FRB
Ser. 07-SL1, Class A2, 5.629s, 2040	33,270	33,218

LB-UBS Commercial Mortgage Trust
Ser. 06-C6, Class D, 5.502s, 2039	640,000	636,627
Ser. 07-C1, Class AJ, 5.484s, 2040	87,000	87,209
FRB Ser. 06-C6, Class C, 5.482s, 2039	1,016,000	965,200
FRB Ser. 07-C2, Class XW, IO, 0.539s, 2040	2,056,401	14,816

Merrill Lynch Mortgage Trust
FRB Ser. 05-CKI1, Class B, 5.46s, 2037	476,000	475,334
FRB Ser. 05-CIP1, Class C, 5.399s, 2038	351,000	322,109
Ser. 04-KEY2, Class D, 5.046s, 2039	250,000	248,193

Merrill Lynch Mortgage Trust 144A FRB Ser. 05-MCP1, Class XC,
IO, 0.046s, 2043	903,830	10

Absolute Return 500 Fund 37

MORTGAGE-BACKED SECURITIES (10.9%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
ML-CFC Commercial Mortgage Trust
Ser. 06-3, Class AJ, 5.485s, 2046	$224,000	$224,634
Ser. 06-4, Class AJ, 5.239s, 2049	238,000	238,309

Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class E, 4.414s, 2046	600,000	554,640
FRB Ser. 13-C11, Class F, 4.414s, 2046	696,000	608,607
Ser. 13-C13, Class F, 3.707s, 2046	1,285,000	984,920

Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class D, 5.587s, 2044	238,000	215,447
Ser. 07-HQ11, Class C, 5.558s, 2044	861,000	860,768
FRB Ser. 06-HQ8, Class C, 5.495s, 2044	950,000	947,233
Ser. 06-HQ10, Class B, 5.448s, 2041	1,213,000	1,157,866

Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.246s, 2043	311,399	312,177

UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 13-C6,
Class D, 4.494s, 2046	83,000	77,880

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6s, 2045	365,000	364,518
FRB Ser. 06-C23, Class F, 5.6s, 2045	578,000	573,636
FRB Ser. 06-C29, IO, 0.378s, 2048	35,885,233	105,503

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-C21, Class E, 5.281s, 2044	1,487,000	1,483,729
FRB Ser. 07-C31, IO, 0.211s, 2047	59,412,066	148,530

Wells Fargo Commercial Mortgage Trust 144A FRB
Ser. 13-LC12, Class D, 4.299s, 2046	314,000	295,579

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C4, Class E, 5.265s, 2044	321,000	339,265
Ser. 12-C6, Class E, 5s, 2045	412,000	380,824
Ser. 11-C4, Class F, 5s, 2044	504,000	513,072
Ser. 11-C3, Class E, 5s, 2044	367,000	347,692
FRB Ser. 12-C10, Class E, 4.456s, 2045	316,000	261,589
FRB Ser. 13-C12, Class D, 4.353s, 2048	172,000	162,313
FRB Ser. 13-C13, Class E, 4.137s, 2045	343,000	288,189
Ser. 13-C12, Class E, 3 1/2s, 2048	462,000	371,725
Ser. 13-C14, Class E, 3 1/4s, 2046	307,000	239,273

34,106,265
Residential mortgage-backed securities (non-agency) (2.2%)
Banc of America Funding Trust FRB Ser. 06-G, Class 3A3,
5 3/4s, 2036	239,247	229,677

BCAP, LLC Trust
FRB Ser. 15-RR5, Class 2A3, 1.268s, 2046	440,000	338,131
FRB Ser. 12-RR5, Class 4A8, 0.364s, 2035	2,000,000	1,839,357

BCAP, LLC Trust 144A
FRB Ser. 15-RR2, Class 26A2, 2.652s, 2036	253,000	223,052
FRB Ser. 14-RR1, Class 2A2, 2.352s, 2036	350,000	295,078
FRB Ser. 15-RR6, Class 3A2, 1.138s, 2046	239,000	204,030
FRB Ser. 14-RR2, Class 4A3, 0.464s, 2036	525,000	386,190

38 Absolute Return 500 Fund

MORTGAGE-BACKED SECURITIES (10.9%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Bear Stearns Alt-A Trust
FRB Ser. 04-3, Class B, 3.122s, 2034	$236,838	$229,717
FRB Ser. 04-6, Class M2, 1.922s, 2034	845,111	743,698

Bear Stearns Asset Backed Securities I Trust FRB Ser. 06-HE2,
Class M1, 0.597s, 2036 F	800,000	681,760

Countrywide Alternative Loan Trust
FRB Ser. 05-27, Class 2A1, 1.572s, 2035	425,897	347,739
FRB Ser. 06-OA7, Class 1A2, 1.162s, 2046	1,815,171	1,443,061
FRB Ser. 05-27, Class 1A6, 1.017s, 2035	602,462	469,921
FRB Ser. 05-38, Class A3, 0.547s, 2035	2,028,620	1,753,742
FRB Ser. 05-59, Class 1A1, 0.524s, 2035	695,948	553,921
FRB Ser. 06-OC2, Class 2A3, 0.487s, 2036	213,786	191,339
FRB Ser. 06-OA2, Class A1, 0.404s, 2046	538,905	404,179
FRB Ser. 06-OC10, Class 2A2A, 0.377s, 2036	555,827	536,373

Countrywide Asset-Backed Certificates Trust FRB Ser. 05-2,
Class M4, 1.262s, 2035 F	1,898,000	1,651,260

CSMC Trust 144A
FRB Ser. 11-6R, Class 3A7, 2.923s, 2036	750,000	398,746
FRB Ser. 13-2R, Class 4A2, 2.451s, 2036	501,231	398,478

Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt Notes FRB Ser. 15-DN1,
Class B, 11.697s, 2025	964,888	1,119,945
Structured Agency Credit Risk Debt Notes FRB Ser. 15-DNA1,
Class B, 9.397s, 2027	260,000	294,737
Structured Agency Credit Risk Debt Notes Ser. 15-DNA2,
Class B, 7.737s, 2027	554,000	535,718

Federal National Mortgage Association Connecticut Avenue
Securities FRB Ser. 15-C04, Class 1M2, 5.894s, 2028	282,000	287,076

GSAA Home Equity Trust
FRB Ser. 05-9, Class M3, 0.727s, 2035	1,154,000	816,314
FRB Ser. 05-9, Class M1, 0.677s, 2035	725,000	590,875

GSAMP Trust
FRB Ser. 06-NC1, Class M1, 0.557s, 2036	325,000	230,750
FRB Ser. 06-HE2, Class M1, 0.517s, 2046	500,000	407,500

Nationstar HECM Loan Trust 144A Ser. 15-1A, Class A,
3.844s, 2018	309,748	310,981

Nomura Resecuritization Trust 144A
FRB Ser. 10-6RA, Class 1A6, 2.65s, 2036	116,256	107,101
FRB Ser. 15-4R, Class 1A14, 0.404s, 2047	950,000	548,625
FRB Ser. 15-1R, Class 6A9, 0.399s, 2047	1,503,232	932,004

Structured Asset Mortgage Investments II Trust FRB
Ser. 06-AR7, Class A11, 0.497s, 2036	911,235	403,123

WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 04-AR13, Class A1B2, 1.177s, 2034	449,783	422,796
FRB Ser. 05-AR11, Class A1C3, 0.707s, 2045 F	2,064,594	1,805,634
FRB Ser. 05-AR13, Class A1C3, 0.687s, 2045	1,473,660	1,259,009

Absolute Return 500 Fund 39

MORTGAGE-BACKED SECURITIES (10.9%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR9, Class A1B, 0.577s, 2045	$1,010,665	$924,111
FRB Ser. 05-AR13, Class A1B3, 0.557s, 2045	183,104	164,336

Wells Fargo Mortgage Backed Securities Trust FRB Ser. 06-AR6,
Class 7A2, 3.146s, 2036	519,731	501,594

		24,981,678

Total mortgage-backed securities (cost $123,691,473)		$123,438,170

SENIOR LOANS (6.5%)* [c]	Principal amount	Value

Basic materials (0.3%)
AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B1,
4 1/2s, 2019 (Luxembourg)	$457,569	$457,283

AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B2,
4 1/2s, 2019 (Luxembourg)	237,411	237,262

Builders FirstSource, Inc. bank term loan FRN 6s, 2022	1,535,000	1,524,447

Ineos US Finance, LLC bank term loan FRN 3 3/4s, 2018	415,858	410,399

KP Germany Erste GmbH bank term loan FRN 5s,
2020 (Germany)	698,847	698,847

KP Germany Erste GmbH bank term loan FRN 5s,
2020 (Germany)	298,653	298,653

3,626,891
Capital goods (0.2%)
Gardner Denver, Inc. bank term loan FRN 4 1/4s, 2020	700,700	656,030

Generac Power Systems, Inc. bank term loan FRN Ser. B,
3 1/2s, 2020	396,250	390,306

Reynolds Group Holdings, Inc. bank term loan FRN Ser. B,
4 1/2s, 2018	573,165	573,882

TransDigm, Inc. bank term loan FRN Ser. C, 3 3/4s, 2020	435,695	429,976

TransDigm, Inc. bank term loan FRN Ser. D, 3 3/4s, 2021	790,000	778,714

2,828,908
Communication services (0.7%)
Asurion, LLC bank term loan FRN 8 1/2s, 2021	480,000	430,920

Asurion, LLC bank term loan FRN Ser. B1, 5s, 2019	726,697	693,087

Asurion, LLC bank term loan FRN Ser. B2, 4 1/4s, 2020	977,500	910,541

Asurion, LLC bank term loan FRN Ser. B4, 5s, 2022	882,788	833,351

Intelsat Jackson Holdings SA bank term loan FRN Ser. B2,
3 3/4s, 2019 (Bermuda)	1,419,814	1,374,114

Level 3 Financing, Inc. bank term loan FRN Ser. B1, 4s, 2020	1,000,000	998,281

Numericable US, LLC bank term loan FRN Ser. B1, 4 1/2s,
2020 (France)	768,932	758,479

Numericable US, LLC bank term loan FRN Ser. B2, 4 1/2s,
2020 (France)	665,231	656,188

Virgin Media Investment Holdings, Ltd. bank term loan FRN
Ser. F, 3 1/2s, 2023 (United Kingdom)	1,009,982	1,001,933

7,656,894
Consumer cyclicals (2.7%)
Academy, Ltd. bank term loan FRN Ser. B, 5s, 2022	1,885,411	1,878,341

Amaya BV bank term loan FRN 5s, 2021 (Netherlands)	990,019	965,681

American Casino & Entertainment Properties, LLC bank term
loan FRN 5s, 2022	1,246,875	1,247,654

Bass Pro Group, LLC bank term loan FRN Ser. B, 4s, 2020	412,925	409,484

40 Absolute Return 500 Fund

SENIOR LOANS (6.5%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11s, 2017	$849,835	$774,412

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B7, 11 1/2s, 2017	562,175	499,984

Caesars Growth Properties Holdings, LLC bank term loan FRN
6 1/4s, 2021	627,063	552,991

CCM Merger, Inc. bank term loan FRN Ser. B, 4 1/2s, 2021	663,941	662,558

Chrysler Group, LLC bank term loan FRN Ser. B, 3 1/2s, 2017	324,851	324,005

CityCenter Holdings, LLC bank term loan FRN Ser. B,
4 1/4s, 2020	886,533	885,979

CPG International, Inc. bank term loan FRN Ser. B, 4 3/4s, 2020	1,203,858	1,191,819

DBP Holding Corp. bank term loan FRN Ser. B, 5 1/4s, 2019	1,590,000	1,348,845

Dollar Tree Stores, Inc. bank term loan FRN Ser. B, 3 1/2s, 2022	276,640	276,788

FCA US, LLC bank term loan FRN Ser. B, 3 1/4s, 2018	788,000	784,651

Golden Nugget, Inc. bank term loan FRN Ser. B, 5 1/2s, 2019	583,406	584,136

Golden Nugget, Inc. bank term loan FRN Ser. DD, 5 1/2s, 2019	250,031	250,344

Interactive Data Corp. bank term loan FRN Ser. B, 4 3/4s, 2021	987,500	986,471

JC Penney Corp., Inc. bank term loan FRN 5s, 2019	992,462	986,756

Jeld-Wen, Inc. bank term loan FRN Ser. B, 5s, 2022	750,000	749,297

Jo-Ann Stores, Inc. bank term loan FRN Ser. B, 4s, 2018	609,802	588,459

MGM Resorts International bank term loan FRN Ser. B,
3 1/2s, 2019	972,500	970,069

Navistar, Inc. bank term loan FRN Ser. B, 6 1/2s, 2020	1,000,000	966,667

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4 1/4s, 2020	1,254,456	1,222,667

Petco Animal Supplies, Inc. bank term loan FRN 4s, 2017	952,500	949,325

Realogy Group, LLC bank term loan FRN Ser. B, 3 3/4s, 2020	1,462,697	1,460,412

Sabre GLBL, Inc. bank term loan FRN Ser. B, 4s, 2019	1,215,625	1,214,409

Scientific Games International, Inc. bank term loan FRN
Ser. B2, 6s, 2021	1,488,750	1,453,392

Station Casinos, LLC bank term loan FRN Ser. B, 4 1/4s, 2020	1,132,828	1,132,220

Talbots, Inc. (The) bank term loan FRN 9 1/2s, 2021	500,000	488,750

Talbots, Inc. (The) bank term loan FRN 5 1/2s, 2020	746,212	726,624

Travelport Finance Sarl bank term loan FRN Ser. B, 5 3/4s,
2021 (Luxembourg)	738,418	732,571

Tribune Media Co. bank term loan FRN Ser. B, 3 3/4s, 2020	1,006,387	1,003,871

Univision Communications, Inc. bank term loan FRN 4s, 2020	1,127,352	1,118,270

Yonkers Racing Corp. bank term loan FRN 4 1/4s, 2019	1,335,794	1,295,163

30,683,065
Consumer staples (0.6%)
CEC Entertainment, Inc. bank term loan FRN Ser. B, 4s, 2021	423,550	408,990

Del Monte Foods, Inc. bank term loan FRN 4.263s, 2021	943,200	920,799

Hostess Brands, LLC bank term loan FRN 8 1/2s, 2023	885,000	886,106

Landry’s, Inc. bank term loan FRN Ser. B, 4s, 2018	1,239,433	1,239,046

Libbey Glass, Inc. bank term loan FRN Ser. B, 3 3/4s, 2021	987,500	980,916

Rite Aid Corp. bank term loan FRN 4 7/8s, 2021	1,000,000	1,000,938

US Foods, Inc. bank term loan FRN 4 1/2s, 2019	977,500	976,889

		6,413,684

Absolute Return 500 Fund 41

SENIOR LOANS (6.5%)* [c] cont.	Principal amount	Value

Energy (0.2%)
American Energy-Marcellus, LLC bank term loan FRN 5 1/4s, 2020	$460,000	$212,367

Fieldwood Energy, LLC bank term loan FRN 8 3/8s, 2020	1,060,000	385,310

Offshore Group Investment, Ltd. bank term loan FRN Ser. B, 5s,
2017 (Cayman Islands)	886,342	249,653

Seventy Seven Energy, Inc. bank term loan FRN 3 3/4s, 2021	994,962	821,673

Tervita Corp. bank term loan FRN Ser. B, 6 1/4s, 2018 (Canada)	255,074	197,682

1,866,685
Financials (0.4%)
HUB International, Ltd. bank term loan FRN Ser. B, 4s, 2020	985,000	960,170

iStar, Inc. bank term loan FRN Ser. A2, 7s, 2017 R	689,458	703,247

USI, Inc. bank term loan FRN Ser. B, 4 1/4s, 2019	1,458,975	1,441,194

Vantiv, LLC bank term loan FRN Ser. B, 3 3/4s, 2021	253,393	253,617

Walter Investment Management Corp. bank term loan FRN
Ser. B, 4 3/4s, 2020	1,395,445	1,281,483

4,639,711
Health care (0.8%)
AMAG Pharmaceuticals, Inc. bank term loan FRN Ser. B,
4 3/4s, 2021	840,000	819,000

Envision Healthcare Corp. bank term loan FRN Ser. B, 4s, 2018	472,390	470,914

Grifols Worldwide Operations USA, Inc. bank term loan FRN
3.198s, 2021	1,640,025	1,634,729

IASIS Healthcare, LLC bank term loan FRN Ser. B, 4 1/2s, 2018	960,686	961,886

Kinetic Concepts, Inc. bank term loan FRN 4 1/2s, 2018	1,314,674	1,314,017

MPH Acquisition Holdings, LLC bank term loan FRN Ser. B,
3 3/4s, 2021	912,182	899,069

Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
4 3/4s, 2021	587,563	578,602

Pharmaceutical Product Development, LLC bank term loan FRN
4 1/4s, 2022	1,596,000	1,573,389

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. E, 3 3/4s, 2020	462,718	428,940

8,680,546
Technology (0.5%)
Avago Technologies, Ltd. bank term loan FRN Ser. B, 3 3/4s,
2020 (Cayman Islands)	1,227,679	1,226,827

Avaya, Inc. bank term loan FRN Ser. B6, 6 1/2s, 2018	977,137	812,655

First Data Corp. bank term loan FRN Ser. B, 3.7s, 2018	1,500,000	1,489,062

Infor US, Inc. bank term loan FRN Ser. B5, 3 3/4s, 2020	865,318	841,040

Informatica Corp. bank term loan FRN Ser. B, 4 1/2s, 2022	900,000	888,375

Syniverse Holdings, Inc. bank term loan FRN Ser. B, 4s, 2019	950,228	862,332

6,120,291
Transportation (—%)
Air Medical Group Holdings, Inc. bank term loan FRN Ser. B,
4 1/2s, 2022	413,963	406,644

406,644
Utilities and power (0.1%)
Energy Transfer Equity LP bank term loan FRN 3 1/4s, 2019	715,000	681,395

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.683s, 2017	710,555	240,256

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.683s, 2017	7,293	2,466

		924,117

Total senior loans (cost $77,239,280)		$73,847,436

42 Absolute Return 500 Fund

CORPORATE BONDS AND NOTES (5.5%)*		Principal amount	Value

Basic materials (1.0%)
ArcelorMittal SA sr. unsec. bonds 10.6s, 2019 (France)		$405,000	$444,488

ArcelorMittal SA sr. unsec. unsub. bonds 5 1/8s, 2020 (France)		1,000,000	952,500

ArcelorMittal SA sr. unsec. unsub. notes 6 1/8s, 2018 (France)		339,000	339,848

Cemex SAB de CV 144A company guaranty sr. FRN 5.071s,
2018 (Mexico)		1,500,000	1,533,750

Corp Nacional del Cobre de Chile 144A sr. unsec. unsub. notes
3 7/8s, 2021 (Chile)		700,000	707,309

HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020		876,000	932,940

HudBay Minerals, Inc. company guaranty sr. unsec. notes
9 1/2s, 2020 (Canada)		1,000,000	872,500

Mercer International, Inc. company guaranty sr. unsec. notes
7 3/4s, 2022 (Canada)		1,500,000	1,567,500

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		1,280,000	1,283,200

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)		1,125,000	1,161,563

Univar, Inc. 144A sr. unsec. notes 6 3/4s, 2023		710,000	702,900

Vale Overseas, Ltd. company guaranty sr. unsec. unsub. notes
6 1/4s, 2017 (Brazil)		395,000	403,508

10,902,006
Capital goods (0.8%)
American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 6 1/4s, 2021		1,000,000	1,047,500

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes
6 1/2s, 2023 (Canada)		1,500,000	1,548,750

Gates Global, LLC/Gates Global Co. 144A sr. unsec.
notes 6s, 2022		1,210,000	968,000

KION Finance SA 144A sr. unsub. notes 6 3/4s,
2020 (Luxembourg)	EUR	145,000	167,023

KLX, Inc. 144A company guaranty sr. unsec. unsub. notes
5 7/8s, 2022		$1,850,000	1,888,156

Moog, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2022		1,127,000	1,149,540

Oshkosh Corp. company guaranty sr. unsec. notes 5 3/8s, 2022		1,000,000	1,022,500

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4s, 2020		1,500,000	1,515,000

9,306,469
Communication services (0.9%)
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5 1/8s, 2021		1,215,000	1,167,299

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R		840,000	904,050

Digicel, Ltd. 144A sr. unsec. notes 7s, 2020 (Jamaica)		1,600,000	1,556,000

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
4 1/4s, 2018		1,500,000	1,498,125

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
6 3/4s, 2018 (Luxembourg)		700,000	621,250

Sprint Communications, Inc. sr. unsec. notes 6s, 2016		265,000	267,981

Sprint Communications, Inc. sr. unsec. unsub. notes
8 3/8s, 2017		770,000	786,363

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2021		500,000	514,375

Absolute Return 500 Fund 43

CORPORATE BONDS AND NOTES (5.5%)* cont.		Principal amount	Value

Communication services cont.
Telenet Finance V Luxembourg SCA 144A sr. notes 6 3/4s,
2024 (Luxembourg)	EUR	130,000	$157,422

Telenet Finance V Luxembourg SCA 144A sr. notes 6 1/4s,
2022 (Luxembourg)	EUR	185,000	219,710

Virgin Media Secured Finance PLC 144A sr. notes 6s, 2021
(United Kingdom)	GBP	477,000	776,051

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. notes 10 1/4s, 2019		$1,110,000	1,108,613

9,577,239
Consumer cyclicals (0.4%)
Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021		1,500,000	1,560,000

JC Penney Corp, Inc. company guaranty sr. unsec. bonds
8 1/8s, 2019		1,050,000	1,044,750

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019		700,000	638,750

Navistar International Corp. sr. notes 8 1/4s, 2021		1,000,000	780,000

Owens Corning company guaranty sr. unsec. notes 9s, 2019		36,000	42,345

Scientific Games Corp. company guaranty sr. unsec. sub. notes
8 1/8s, 2018		575,000	523,250

4,589,095
Consumer staples (0.3%)
BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4 5/8s, 2022 (Canada)		1,080,000	1,094,850

BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019		650,000	655,688

Rite Aid Corp. 144A company guaranty sr. unsec. notes
6 1/8s, 2023		1,000,000	1,077,500

United Rentals North America, Inc. company guaranty sr. unsec.
notes 5 1/2s, 2025		1,000,000	997,500

3,825,538
Energy (0.6%)
Chesapeake Energy Corp. company guaranty sr. unsec. FRN
3.571s, 2019		1,500,000	967,500

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6 7/8s, 2022		580,000	494,450

Petrobras Global Finance BV company guaranty sr. unsec. notes
3 7/8s, 2016 (Brazil)		1,775,000	1,770,563

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 6 1/4s, 2024 (Brazil)		390,000	312,983

Petroleos de Venezuela SA sr. unsec. notes 5 1/8s,
2016 (Venezuela)		2,352,000	1,764,000

Petroleos de Venezuela SA 144A company guaranty sr. notes
8 1/2s, 2017 (Venezuela)		666,666	406,666

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021		1,550,000	1,449,250

7,165,412
Financials (0.7%)
CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018		900,000	943,875

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB
8 1/8s, 2038		530,000	589,625

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 4 7/8s, 2019		1,070,000	1,094,396

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A sr.
unsec. unsub. notes 5.298s, 2017 (Russia)		300,000	303,000

44 Absolute Return 500 Fund

CORPORATE BONDS AND NOTES (5.5%)* cont.	Principal amount	Value

Financials cont.
Vnesheconombank Via VEB Finance PLC 144A sr. unsec. notes
5.942s, 2023 (Russia)	$200,000	$190,905

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.902s, 2020 (Russia)	500,000	512,500

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.8s, 2025 (Russia)	250,000	245,000

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)	1,600,000	1,678,800

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds
6.95s, 2022 (Russia)	1,800,000	1,719,000

7,277,101
Health care (0.3%)
CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2018	555,000	565,406

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A
company guaranty sr. unsec. notes 6s, 2023 (Ireland)	400,000	401,000

HCA, Inc. sr. notes 6 1/2s, 2020	610,000	683,200

Service Corporation International sr. unsec. notes 7s, 2017	170,000	183,280

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	665,000	709,888

Tenet Healthcare Corp. 144A company guaranty sr. FRN
3.837s, 2020	720,000	714,600

3,257,374
Technology (0.4%)
CommScope, Inc. 144A company guaranty sr. notes
4 3/8s, 2020	1,000,000	1,020,000

Infor US, Inc. 144A sr. unsec. notes 6 1/2s, 2022	1,310,000	1,241,225

Iron Mountain, Inc. 144A company guaranty sr. unsec.
notes 6s, 2020 R	1,645,000	1,743,700

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	850,000	843,625

4,848,550
Utilities and power (0.1%)
AES Corp./Virginia (The) sr. unsec. notes 5 1/2s, 2025	195,000	180,863

NRG Energy, Inc. company guaranty sr. unsec. notes 6 1/4s, 2022	1,000,000	920,000

Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A,
9 1/2s, 2019	175,000	212,865

		1,313,728

Total corporate bonds and notes (cost $62,967,879)		$62,062,512

COMMODITY LINKED NOTES (5.4%)* †††	Principal amount	Value

Citigroup, Inc. sr. notes Ser. G, 1-month USD LIBOR less 0.18%, 2016
(Indexed to the CVICF3F0 Index multiplied by 3)	$21,100,000	$21,122,683

Deutsche Bank AG/London 144A notes, 1-month USD LIBOR less
0.16%, 2016 (Indexed to the DB Commodity Backwardation Alpha
22 USD Total Return Index multiplied by 3) (United Kingdom)	3,158,000	3,331,690

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2016
(Indexed to the UBSIF3AT Index multiplied by 3) (United Kingdom)	6,821,364	6,887,941

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2016
(Indexed to the S&P GSCI Commodity Index multiplied by 3)
(United Kingdom)	16,403,000	14,889,823

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2015
(Indexed to the UBSIF3AT Index multiplied by 3) (United Kingdom)	14,300,000	15,176,447

Total commodity Linked Notes (cost $61,782,364)		$61,408,584

Absolute Return 500 Fund 45

INVESTMENT COMPANIES (5.0%)*	Shares	Value

Consumer Discretionary Select Sector SPDR Fund	120,900	$9,789,273

Consumer Staples Select Sector SPDR Fund	190,200	9,487,176

Health Care Select Sector SPDR Fund	135,500	9,666,570

Industrial Select Sector SPDR Fund	179,900	9,763,173

Utility Select Sector SPDR Fund	417,100	18,248,125

Total investment companies (cost $53,769,109)		$56,954,317

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (1.2%)*	Principal amount	Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)	$579,000	$574,658

Buenos Aires (Province of) 144A sr. unsec. unsub. notes
10 7/8s, 2021 (Argentina)	3,070,000	3,231,175

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.95s,
2021 (Argentina)	2,773,529	2,847,028

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9 3/8s,
2018 (Argentina)	1,040,000	1,037,400

Croatia (Republic of) 144A sr. unsec. notes 6 1/4s,
2017 (Croatia)	350,000	366,275

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s,
2021 (Croatia)	240,000	258,300

Russia (Federation of) 144A sr. notes 5 5/8s, 2042 (Russia)	900,000	897,750

Venezuela (Bolivarian Republic of) unsec. bonds 5 3/4s,
2016 (Venezuela)	4,800,000	4,380,000

Total foreign government and agency bonds and notes (cost $13,183,871)		$13,592,586

WARRANTS (1.0%)* †	Expiration	Strike
	date	price	Warrants	Value

Bharat Petroleum Corp., Ltd. 144A (India)	3/9/18	$0.00	117,157	$1,561,795

Ceat, Ltd. 144A (India)	8/15/16	0.00	18,252	302,096

Hindustan Zinc. Ltd. 144A (India)	10/27/17	0.00	513,279	1,234,399

Indian Oil Corp., Ltd. 144A (India)	8/25/17	0.00	243,686	1,490,756

Infosys, Ltd. 144A (India)	10/10/16	0.00	64,687	1,124,016

Kweichow Moutai Co., Ltd. 144A (China)	4/13/16	0.00	30,277	1,024,410

Power Finance Corp., Ltd. 144A (India)	3/9/18	0.00	367,882	1,350,036

Rural Electrification Corp., Ltd. 144A (India)	3/6/17	0.00	316,440	1,208,714

Shanghai Pudong Development Bank Co., Ltd.
144A (China)	10/6/17	0.00	314,700	815,953

Tata Chemicals, Ltd. 144A (India)	7/16/16	0.00	72,290	451,861

Wipro, Ltd. 144A (India)	10/6/17	0.00	14,073	123,372

YES Bank, Ltd. 144A (India)	8/15/16	0.00	82,864	962,044

Total warrants (cost $12,436,401)				$11,649,452

ASSET-BACKED SECURITIES (0.4%)*	Principal amount	Value

Station Place Securitization Trust
FRB Ser. 15-4, Class A, 1.402s, 2017	$2,898,000	$2,898,000
FRB Ser. 15-2, Class A, 1.235s, 2017	1,913,000	1,913,000

Total asset-backed securities (cost $4,811,000)		$4,811,000

46 Absolute Return 500 Fund

PURCHASED SWAP OPTIONS OUTSTANDING (—%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
(1.548)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/1.548	$25,260,500	$126

Citibank, N.A.
(2.087)/3 month USD-LIBOR-BBA/May-18	May-16/2.087	9,189,700	3,125

Credit Suisse International
(2.915)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.915	174,000	10,200

(3.315)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/3.315	174,000	5,640

Goldman Sachs International
2.0775/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.0775	7,700,000	48,818

0.90/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.90	21,292,600	31,939

(2.82)/3 month USD-LIBOR-BBA/Jan-46	Jan-16/2.82	1,743,950	23,160

1.36/3 month USD-LIBOR-BBA/Nov-20	Nov-15/1.36	17,081,300	17,935

1.285/3 month USD-LIBOR-BBA/Nov-20	Nov-15/1.285	17,081,300	8,882

(2.18625)/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.18625	9,189,700	2,389

(2.5025)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.5025	7,700,000	770

JPMorgan Chase Bank N.A.
(2.148)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.148	8,540,600	44,070

0.98/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.98	8,143,800	19,138

1.898/3 month USD-LIBOR-BBA/Nov-25	Nov-15/1.898	8,540,600	15,886

Total purchased swap options outstanding (cost $494,479)			$232,078

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.3%)*	strike price	amount	Value

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/$100.98	$1,000,000	$5,482

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/100.86	1,000,000	4,851

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/100.66	1,000,000	4,207

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/100.50	1,000,000	3,584

SPDR S&P 500 ETF Trust (Put)	Oct-16/173.00	193,586	1,070,531

SPDR S&P 500 ETF Trust (Put)	Sep-16/168.00	189,960	813,029

SPDR S&P 500 ETF Trust (Put)	Aug-16/165.00	192,198	629,635

SPDR S&P 500 ETF Trust (Put)	Jul-16/165.00	192,198	541,564

SPDR S&P 500 ETF Trust (Put)	Jun-16/165.00	192,198	470,887

SPDR S&P 500 ETF Trust (Put)	May-16/163.00	191,616	367,903

Total purchased options outstanding (cost $7,975,012)			$3,911,673

SHORT-TERM INVESTMENTS (32.8%)*	Principal amount/shares		Value

Putnam Money Market Liquidity Fund 0.11% L	Shares	110,035,724	$110,035,724

Putnam Short Term Investment Fund 0.15% L	Shares	223,132,504	223,132,504

SSgA Prime Money Market Fund Class N 0.09% P	Shares	1,170,000	1,170,000

U.S. Treasury Bills 0.07%, April 14, 2016 # ∆ §		$13,982,000	13,970,451

U.S. Treasury Bills 0.07%, April 7, 2016 # ∆		4,569,000	4,565,811

U.S. Treasury Bills 0.15%, February 18, 2016 # ∆ §		5,890,000	5,888,698

Absolute Return 500 Fund 47

SHORT-TERM INVESTMENTS (32.8%)* cont.	Principal amount/shares	Value

U.S. Treasury Bills 0.15%, February 11, 2016 # ∆ §	$6,766,000	$6,764,457

U.S. Treasury Bills 0.09%, January 14, 2016 # ∆ §	5,202,000	5,201,142

Total short-term investments (cost $370,735,224)		$370,728,787

TOTAL INVESTMENTS

Total investments (cost $1,394,689,488)		$1,396,835,549

Key to holding’s currency abbreviations
EUR	Euro
GBP	British Pound

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
bp	Basis Points
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
NVDR	Non-voting Depository Receipts
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
PO	Principal Only
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2014 through October 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,130,162,494.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

48 Absolute Return 500 Fund

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $505,359,398 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 10/31/15 (aggregate face value $102,242,842)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	British Pound	Sell	12/16/15	$70,591	$70,111	$(480)

	Canadian Dollar	Sell	1/20/16	349,129	344,778	(4,351)

	Euro	Sell	12/16/15	1,794,755	1,847,988	53,233

	Japanese Yen	Buy	11/18/15	1,230,312	1,231,649	(1,337)

	Japanese Yen	Sell	11/18/15	1,230,312	1,197,536	(32,776)

	Mexican Peso	Buy	1/20/16	873,574	846,859	26,715

	New Taiwan Dollar	Buy	11/18/15	38,222	72,414	(34,192)

	New Zealand Dollar	Buy	1/20/16	155,748	147,269	8,479

	Norwegian Krone	Sell	12/16/15	996,535	1,006,617	10,082

	Swedish Krona	Sell	12/16/15	672,964	674,402	1,438

Barclays Bank PLC
	Australian Dollar	Buy	1/20/16	799,008	801,868	(2,860)

	British Pound	Buy	12/16/15	2,718,074	2,699,354	18,720

	Euro	Buy	12/16/15	320,106	340,449	(20,343)

	Japanese Yen	Buy	11/18/15	2,176,112	2,163,534	12,578

	Japanese Yen	Sell	11/18/15	2,176,112	2,190,168	14,056

	Mexican Peso	Buy	1/20/16	1,040,728	1,007,773	32,955

	New Zealand Dollar	Buy	1/20/16	487,379	453,902	33,477

Absolute Return 500 Fund 49

FORWARD CURRENCY CONTRACTS at 10/31/15 (aggregate face value $102,242,842) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.
	Norwegian Krone	Buy	12/16/15	$187,506	$204,665	$(17,159)

	Singapore Dollar	Buy	11/18/15	1,031,626	1,027,222	4,404

	Singapore Dollar	Sell	11/18/15	1,031,626	1,044,405	12,779

	Swedish Krona	Buy	12/16/15	261,413	296,082	(34,669)

Citibank, N.A.
	British Pound	Buy	12/16/15	29,593	30,128	(535)

	Canadian Dollar	Sell	1/20/16	1,289,110	1,274,126	(14,984)

	Euro	Sell	12/16/15	2,563,165	2,638,398	75,233

	Japanese Yen	Buy	11/18/15	1,680,172	1,635,451	44,721

	Japanese Yen	Sell	11/18/15	1,680,172	1,681,981	1,809

	Mexican Peso	Buy	1/20/16	1,268,441	1,232,391	36,050

	Norwegian Krone	Buy	12/16/15	628,450	648,216	(19,766)

	Swedish Krona	Sell	12/16/15	984,618	1,001,370	16,752

Credit Suisse International
	Australian Dollar	Buy	1/20/16	5,328	5,261	67

	British Pound	Buy	12/16/15	1,050,855	1,043,579	7,276

	Canadian Dollar	Buy	1/20/16	546,437	540,756	5,681

	Euro	Sell	12/16/15	1,245,544	1,283,985	38,441

	Indian Rupee	Buy	11/18/15	1,089,669	1,089,083	586

	Japanese Yen	Buy	11/18/15	4,222,807	4,175,040	47,767

	Japanese Yen	Sell	11/18/15	4,222,807	4,230,882	8,075

	New Zealand Dollar	Buy	1/20/16	296,683	280,654	16,029

	Norwegian Krone	Sell	12/16/15	68,414	63,360	(5,054)

	Singapore Dollar	Buy	11/18/15	1,031,269	1,027,327	3,942

	Singapore Dollar	Sell	11/18/15	1,031,269	1,044,632	13,363

	Swedish Krona	Buy	12/16/15	1,755,968	1,785,509	(29,541)

Deutsche Bank AG
	British Pound	Sell	12/16/15	528,048	524,382	(3,666)

	Czech Koruna	Sell	12/16/15	1,075,040	1,100,229	25,189

	Euro	Buy	12/16/15	538,207	548,965	(10,758)

	Japanese Yen	Buy	11/18/15	1,964,267	1,966,440	(2,173)

	Japanese Yen	Sell	11/18/15	1,964,267	1,912,161	(52,106)

	Norwegian Krone	Buy	12/16/15	84,397	87,031	(2,634)

	Polish Zloty	Sell	12/16/15	1,127,647	1,139,280	11,633

	Swedish Krona	Sell	12/16/15	1,371,037	1,394,827	23,790

Goldman Sachs International
	British Pound	Buy	12/16/15	1,003,383	996,552	6,831

	Canadian Dollar	Buy	1/20/16	312,053	316,220	(4,167)

	Euro	Sell	12/16/15	539,857	558,560	18,703

	Japanese Yen	Buy	11/18/15	2,924,210	2,914,397	9,813

	Japanese Yen	Sell	11/18/15	2,924,210	2,879,730	(44,480)

	Norwegian Krone	Sell	12/16/15	519,778	535,968	16,190

	Swedish Krona	Buy	12/16/15	520,224	525,226	(5,002)

50 Absolute Return 500 Fund

FORWARD CURRENCY CONTRACTS at 10/31/15 (aggregate face value $102,242,842) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association
	British Pound	Sell	12/16/15	$203,451	$202,042	$(1,409)

	Canadian Dollar	Sell	1/20/16	2,064	2,040	(24)

	Euro	Buy	12/16/15	688,301	708,523	(20,222)

	Japanese Yen	Buy	11/18/15	1,088,706	1,089,909	(1,203)

	Japanese Yen	Sell	11/18/15	1,088,706	1,059,912	(28,794)

	New Zealand Dollar	Buy	1/20/16	249,952	236,343	13,609

	Swedish Krona	Sell	12/16/15	505,696	514,499	8,803

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/20/16	550,028	545,319	4,709

	British Pound	Buy	12/16/15	716,086	711,279	4,807

	Canadian Dollar	Sell	1/20/16	409,903	395,776	(14,127)

	Euro	Sell	12/16/15	49,848	31,472	(18,376)

	Indian Rupee	Buy	11/18/15	1,081,138	1,078,993	2,145

	Japanese Yen	Sell	11/18/15	384,840	436,869	52,029

	Mexican Peso	Buy	1/20/16	31,959	30,988	971

	New Taiwan Dollar	Sell	11/18/15	996,391	1,016,888	20,497

	Norwegian Krone	Sell	12/16/15	136,040	125,551	(10,489)

	Singapore Dollar	Buy	11/18/15	1,054,955	1,051,208	3,747

	Singapore Dollar	Sell	11/18/15	1,054,955	1,070,119	15,164

	South Korean Won	Buy	11/18/15	1,099,586	1,064,616	34,970

	South Korean Won	Sell	11/18/15	1,099,586	1,061,190	(38,396)

	Swedish Krona	Buy	12/16/15	304,132	287,438	16,694

Royal Bank of Scotland PLC (The)
	British Pound	Buy	12/16/15	255,393	246,226	9,167

	Canadian Dollar	Buy	1/20/16	764,767	776,056	(11,289)

	Euro	Sell	12/16/15	1,512,942	1,532,505	19,563

	Japanese Yen	Sell	11/18/15	925,816	942,816	17,000

	New Zealand Dollar	Buy	1/20/16	165,108	175,174	(10,066)

	Norwegian Krone	Sell	12/16/15	115,152	118,406	3,254

	Singapore Dollar	Buy	11/18/15	790,485	783,150	7,335

	Singapore Dollar	Sell	11/18/15	790,485	802,346	11,861

	South Korean Won	Buy	11/18/15	1,100,536	1,056,567	43,969

	South Korean Won	Sell	11/18/15	1,100,536	1,064,839	(35,697)

	Swedish Krona	Sell	12/16/15	1,282,400	1,280,556	(1,844)

State Street Bank and Trust Co.
	British Pound	Buy	12/16/15	95,560	94,897	663

	Canadian Dollar	Buy	1/20/16	515,706	517,499	(1,793)

	Euro	Buy	12/16/15	706,568	754,248	(47,680)

	Hungarian Forint	Buy	12/16/15	864,332	866,644	(2,312)

	Japanese Yen	Buy	11/18/15	1,351,337	1,337,418	13,919

	Japanese Yen	Sell	11/18/15	1,351,337	1,352,516	1,179

	Norwegian Krone	Sell	12/16/15	1,245,269	1,284,187	38,918

Absolute Return 500 Fund 51

FORWARD CURRENCY CONTRACTS at 10/31/15 (aggregate face value $102,242,842) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.
	Singapore Dollar	Buy	11/18/15	$1,578,045	$1,567,513	$10,532

	Singapore Dollar	Sell	11/18/15	1,578,045	1,596,455	18,410

	Swedish Krona	Sell	12/16/15	171,381	174,358	2,977

UBS AG
	Australian Dollar	Buy	1/20/16	533,406	550,719	(17,313)

	Swedish Krona	Buy	12/16/15	528,075	554,910	(26,835)

WestPac Banking Corp.
	Australian Dollar	Buy	1/20/16	270,788	267,438	3,350

	Canadian Dollar	Sell	1/20/16	1,062,677	1,049,877	(12,800)

	Euro	Sell	12/16/15	660,021	679,414	19,393

	Japanese Yen	Sell	11/18/15	1,767,047	1,754,984	(12,063)

	New Zealand Dollar	Buy	1/20/16	483,338	457,095	26,243

	South Korean Won	Buy	11/18/15	1,088,567	1,053,351	35,216

	South Korean Won	Sell	11/18/15	1,088,568	1,048,562	(40,006)

Total						$422,180

FUTURES CONTRACTS OUTSTANDING at 10/31/15
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)
DAX Index (Long)	1	$297,442	Dec-15	$19,695

Euro STOXX 50 Index (Long)	329	12,311,542	Dec-15	850,647

Euro-CAC 40 Index (Short)	11	592,167	Nov-15	(35,109)

FTSE 100 Index (Long)	13	1,266,578	Dec-15	51,971

S&P 500 Index E-Mini (Short)	1,369	141,944,765	Dec-15	(7,318,751)

S&P Mid Cap 400 Index
E-Mini (Long)	232	33,440,480	Dec-15	954,490

SPI 200 Index (Short)	15	1,400,172	Dec-15	(61,553)

Tokyo Price Index (Long)	49	6,328,541	Dec-15	541,916

U.S. Treasury Bond 30 yr (Long)	27	4,223,813	Dec-15	12,989

U.S. Treasury Bond Ultra
30 yr (Short)	62	9,904,500	Dec-15	(43,797)

U.S. Treasury Note 2 yr (Short)	18	3,935,813	Dec-15	518

U.S. Treasury Note 5 yr (Short)	261	31,260,867	Dec-15	(42,775)

U.S. Treasury Note 10 yr (Long)	152	19,408,500	Dec-15	92,346

U.S. Treasury Note 10 yr (Short)	14	1,787,625	Dec-15	(8,403)

Total				$(4,985,816)

52 Absolute Return 500 Fund

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/15 (premiums $1,528,440)
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
1.798/3 month USD-LIBOR-BBA/Dec-17	Dec-15/1.798	$25,260,500	$25

1.278/3 month USD-LIBOR-BBA/Dec-17	Dec-15/1.278	6,315,125	316

Citibank, N.A.
2.587/3 month USD-LIBOR-BBA/May-18	May-16/2.587	9,189,700	643

2.387/3 month USD-LIBOR-BBA/May-18	May-16/2.387	9,189,700	1,195

Credit Suisse International
2.515/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.515	174,000	16,709

Goldman Sachs International
2.58625/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.58625	18,379,400	1,287

(1.885)/3 month USD-LIBOR-BBA/Jan-46	Jan-16/1.885	1,743,950	3,941

2.29/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.29	3,850,000	4,389

(0.725)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.725	21,292,600	8,304

(0.8125)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.8125	21,292,600	17,460

(1.435)/3 month USD-LIBOR-BBA/Nov-20	Nov-15/1.435	17,081,300	33,309

(2.29)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.29	3,850,000	77,501

JPMorgan Chase Bank N.A.
(0.83)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.83	8,143,800	6,841

(0.905)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.905	8,143,800	12,134

(2.023)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.023	4,270,300	20,839

2.023/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.023	4,270,300	47,144

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	5,792,000	743,437

Total			$995,474

WRITTEN OPTIONS OUTSTANDING at 10/31/15 (premiums $240,470)
	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/$99.98	$1,000,000	$2,071

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.92	1,000,000	1,927

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.86	1,000,000	1,791

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.77	1,000,000	1,604

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.19	1,000,000	787

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.03	1,000,000	645

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/98.98	1,000,000	607

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/98.86	1,000,000	516

SPDR S&P 500 ETF Trust (Call)	Nov-15/215.00	171,647	46,345

SPDR S&P 500 ETF Trust (Call)	Nov-15/215.00	171,647	39,479

Absolute Return 500 Fund 53

WRITTEN OPTIONS OUTSTANDING at 10/31/15 (premiums $240,470) cont.
	Expiration	Contract
	date/strike price	amount	Value

SPDR S&P 500 ETF Trust (Call)	Nov-15/$210.00	$173,880	$175,619

SPDR S&P 500 ETF Trust (Call)	Nov-15/209.00	173,899	151,291

Total			$422,682

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/15
Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

Bank of America N.A.
2.00/3 month USD-LIBOR-BBA/
Nov-25 (Purchased)	Nov-15/2.00	$8,540,600	$(34,162)	$2,562

(2.238)/3 month USD-LIBOR-BBA/
Nov-25 (Purchased)	Nov-15/2.238	8,540,600	(34,162)	(10,078)

2.119/3 month USD-LIBOR-BBA/
Nov-25 (Written)	Nov-15/2.119	4,270,300	34,162	7,358

(2.119)/3 month USD-LIBOR-BBA/
Nov-25 (Written)	Nov-15/2.119	4,270,300	34,162	(5,334)

Citibank, N.A.
1.475/3 month USD-LIBOR-BBA/
Nov-20 (Purchased)	Nov-15/1.475	8,540,600	(22,633)	427

1.399/3 month USD-LIBOR-BBA/
Nov-20 (Purchased)	Nov-15/1.399	8,540,600	(12,811)	256

(1.551)/3 month USD-LIBOR-BBA/
Nov-20 (Written)	Nov-15/1.551	8,540,600	35,443	(2,135)

JPMorgan Chase Bank N.A.
2.117/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.117	729,475	(17,874)	(139)

2.035/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.035	729,475	(18,535)	(2,757)

1.00/3 month USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	1,543,800	(10,208)	(4,074)

1.00/3 month USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	3,087,500	(21,690)	(9,414)

(3.035)/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.035	729,475	(19,410)	(9,458)

(3.117)/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.117	729,475	(20,425)	(11,750)

2.655/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.655	3,195,100	21,168	17,017

2.56/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.56	3,195,100	20,425	15,496

(1.00)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	6,175,100	19,760	2,100

(1.00)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	3,087,500	9,454	710

54 Absolute Return 500 Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/15 cont.
Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

JPMorgan Chase Bank N.A. cont.
(1.56)/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.56	$3,195,100	$18,395	$(4,984)

(1.655)/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.655	3,195,100	18,212	(8,466)

Total			$(729)	$(22,663)

TBA SALE COMMITMENTS OUTSTANDING at 10/31/15 (proceeds receivable $144,913,906)
	Principal	Settlement
Agency	amount	date	Value

Federal Home Loan Mortgage Corporation, 4 1/2s,
November 1, 2045	$2,000,000	11/12/15	$2,162,812

Federal National Mortgage Association, 5 1/2s,
November 1, 2045	2,000,000	11/12/15	2,234,375

Federal National Mortgage Association, 4s,
November 1, 2045	4,000,000	11/12/15	4,258,438

Federal National Mortgage Association, 3 1/2s,
November 1, 2045	5,000,000	11/12/15	5,204,297

Federal National Mortgage Association, 3s,
December 1, 2045	1,000,000	12/10/15	1,008,672

Federal National Mortgage Association, 3s,
November 1, 2045	128,000,000	11/12/15	129,390,003

Total			$144,258,597

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/15
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$1,765,000	$(9,191)	9/30/25	3 month USD-	2.1575%	$10,368
			LIBOR-BBA

1,765,000	24,168	9/30/25	2.3975%	3 month USD-	(34,731)
				LIBOR-BBA

1,765,000	(15,545)	9/30/25	3 month USD-	2.2775%	23,684
			LIBOR-BBA

7,700,000	(45,147)	10/9/25	3 month USD-	2.155%	33,404
			LIBOR-BBA

3,850,000	44,994	10/9/25	2.3225%	3 month USD-	(54,123)
				LIBOR-BBA

3,850,000	(25,534)	10/28/25	3 month USD-	2.055%	(26,795)
			LIBOR-BBA

1,925,000	24,530	10/28/25	2.235%	3 month USD-	(6,964)
				LIBOR-BBA

7,700,000	(55,542)	10/28/25	3 month USD-	2.0775%	(42,003)
			LIBOR-BBA

3,850,000	53,464	10/28/25	2.2625%	3 month USD-	(19,338)
				LIBOR-BBA

Absolute Return 500 Fund 55

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$3,850,000	$(25,076)	10/29/25	3 month USD-	2.12%	$(2,958)
			LIBOR-BBA

1,925,000	25,000	10/29/25	2.31%	3 month USD-	(19,987)
				LIBOR-BBA

5,775,000	(36,459)	10/27/25	3 month USD-	2.07125%	(29,284)
			LIBOR-BBA

2,887,500	36,344	10/27/25	2.25%	3 month USD-	(15,094)
				LIBOR-BBA

154,250,000 E	777,630	12/16/17	1.25%	3 month USD-	(240,114)
				LIBOR-BBA

14,614,000 E	88,546	12/16/25	2.35%	3 month USD-	(258,069)
				LIBOR-BBA

2,887,500	23,928	9/29/25	2.235%	3 month USD-	(28,863)
				LIBOR-BBA

962,500	19,217	9/29/45	2.703%	3 month USD-	(18,957)
				LIBOR-BBA

50,372,000 E	55,254	12/16/20	1.70%	3 month USD-	(312,110)
				LIBOR-BBA

13,181,000 E	14,933	12/16/45	3 month USD-	2.70%	459,949
			LIBOR-BBA

12,128,000	(160)	9/29/25	2.162%	3 month USD-	(139,690)
				LIBOR-BBA

5,823,000	(77)	9/30/25	2.07%	3 month USD-	(17,285)
				LIBOR-BBA

7,000,000	(92)	10/5/25	3 month USD-	2.021%	(14,095)
			LIBOR-BBA

1,738,500	(23)	10/28/25	2.013%	3 month USD-	7,316
				LIBOR-BBA

577,500	(8)	10/28/25	2.044%	3 month USD-	771
				LIBOR-BBA

Total	$975,154				$(744,968)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
baskets	1,447,981	$—	5/31/16	(3 month USD-	A basket	$11,350,244
				LIBOR-BBA plus	(MLTRFCF6) of
				0.10%)	common stocks

units	34,350	—	5/31/16	3 month USD-	Russell 1000 Total	(10,237,052)
				LIBOR-BBA minus	Return Index
7 bp

units	2,675	—	5/31/16	3 month USD-	Russell 1000 Total	(797,209)
				LIBOR-BBA minus	Return Index
0.07%

56 Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$231,054	$—	1/12/40	5.00% (1 month	Synthetic MBX Index	$582
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

302,503	—	1/12/42	4.00% (1 month	Synthetic TRS Index	632
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,165,004	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,028)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,067,922	—	1/12/40	5.00% (1 month	Synthetic MBX Index	2,689
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

992,581	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,810
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,379,250	—	1/12/41	4.00% (1 month	Synthetic TRS Index	5,341
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,987,879	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(5,202)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

325,757	—	1/12/41	5.00% (1 month	Synthetic MBX Index	922
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

407,151	—	1/12/40	4.00% (1 month	Synthetic MBX Index	303
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

325,757	—	1/12/41	5.00% (1 month	Synthetic MBX Index	922
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

247,997	—	1/12/39	6.00% (1 month	Synthetic TRS Index	392
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,606,448	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,538)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

3,267,667	—	1/12/41	5.00% (1 month	Synthetic MBX Index	9,249
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,004,180	—	1/12/40	4.00% (1 month	Synthetic MBX Index	748
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

117,452	—	1/12/40	4.00% (1 month	Synthetic TRS Index	264
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

31,566	—	1/12/38	6.50% (1 month	Synthetic TRS Index	78
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

Absolute Return 500 Fund 57

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$200,666	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$568
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,628,784	—	1/12/41	5.00% (1 month	Synthetic MBX Index	4,610
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,949,535	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(5,135)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,382,396	—	1/12/40	4.00% (1 month	Synthetic MBX Index	1,775
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,100,114	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,915)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,771,629	—	1/12/40	4.50% (1 month	Synthetic MBX Index	3,223
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,420,971	—	1/12/40	4.50% (1 month	Synthetic MBX Index	2,815
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

237,557	—	1/12/40	5.00% (1 month	Synthetic MBX Index	598
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

517,101	—	1/12/40	4.50% (1 month	Synthetic MBX Index	601
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

7,850,415	—	1/12/41	5.00% (1 month	Synthetic MBX Index	22,221
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,917,079	—	1/12/41	5.00% (1 month	Synthetic MBX Index	5,426
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

202,444	—	1/12/40	5.00% (1 month	Synthetic MBX Index	510
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

656,749	—	1/12/40	5.00% (1 month	Synthetic MBX Index	1,654
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

476,198	—	1/12/40	5.00% (1 month	Synthetic MBX Index	1,199
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

3,003,317	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(5,229)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,053,676	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(2,877)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

58 Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$437,921	$—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	$(1,286)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

218,991	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(643)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

218,991	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(643)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

439,440	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,291)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,141,255	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(3,353)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

439,440	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,291)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

685,599	—	1/12/41	5.00% (1 month	Synthetic TRS Index	1,151
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

434,873	—	1/12/41	5.00% (1 month	Synthetic TRS Index	730
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

523,009	—	1/12/38	6.50% (1 month	Synthetic TRS Index	1,289
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

877,360	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(2,577)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

631,968	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(1,356)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

14,183	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(25)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

711,905	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,239)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

343,674	—	1/12/41	5.00% (1 month	Synthetic MBX Index	973
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,044,530	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,559)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

362,455	(2,322)	1/12/43	(3.50%) 1 month	Synthetic TRS Index	(696)
			USD-LIBOR	3.50% 30 year Fannie
				Mae pools

Absolute Return 500 Fund 59

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.
	$792,892	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$2,244
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	387,651	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,097
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

baskets	327	—	12/17/15	(3 month USD-	A basket	1,645,393
				LIBOR-BBA plus	(CGPUTQL2) of
				0.42%)	common stocks

baskets	346,096	—	11/10/15	3 month USD-	A basket	(566,276)
				LIBOR-BBA minus	(CGPUTS39) of
				0.45%	common stocks

units	43,989	—	3/18/16	3 month USD-	MSCI Emerging	(358,451)
				LIBOR-BBA minus	Markets TR Net USD
				0.15%

units	31,135	—	10/17/16	3 month USD-	MSCI Emerging	230,894
				LIBOR-BBA minus	Markets TR Net USD
				0.30%

units	7,096	—	12/17/15	3 month USD-	Russell 1000 Total	(1,641,803)
				LIBOR-BBA plus	Return Index
				0.15%

units	433	—	12/17/15	3 month USD-	Russell 1000 Total	(100,183)
				LIBOR-BBA plus	Return Index
				0.15%

Credit Suisse International
	$651,514	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,844
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	1,067,388	—	1/12/41	5.00% (1 month	Synthetic TRS Index	1,792
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	1,103,664	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(2,369)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	885,733	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(1,901)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	2,228,348	—	1/12/41	5.00% (1 month	Synthetic MBX Index	3,740
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	206,693	—	1/12/41	4.00% (1 month	Synthetic TRS Index	464
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,839,354	—	1/12/44	3.50% (1 month	Synthetic TRS Index	2,493
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

60 Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
	$610,983	$—	1/12/44	3.50% (1 month	Synthetic TRS Index	$828
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	302,689	—	1/12/44	3.50% (1 month	Synthetic TRS Index	410
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	1,289,992	—	1/12/43	3.50% (1 month	Synthetic TRS Index	2,958
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	40,793	—	1/12/43	3.50% (1 month	Synthetic TRS Index	94
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	1,257,893	—	1/12/43	3.50% (1 month	Synthetic TRS Index	2,885
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	1,554,812	—	1/12/43	3.50% (1 month	Synthetic TRS Index	3,566
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	3,094,775	19,342	1/12/45	4.00% (1 month	Synthetic TRS Index	24,158
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,646,209	11,833	1/12/45	4.00% (1 month	Synthetic TRS Index	14,394
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

Deutsche Bank AG
	738,798	—	1/12/34	(5.00%) 1 month	Synthetic TRS Index	(2,048)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

baskets	313,665	—	8/8/16	3 month USD-	A basket	1,940,105
				LIBOR-BBA minus	(DBCTPS9P) of
				0.45%	common stocks

baskets	313,665	—	8/8/16	(3 month USD-	A basket	(1,228,281)
				LIBOR-BBA plus	(DBCTPL9P) of
				0.31%)	common stocks

Goldman Sachs International
	$801,772	—	1/12/38	6.50% (1 month	Synthetic TRS Index	1,976
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	618,587	—	1/12/38	6.50% (1 month	Synthetic TRS Index	1,524
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	1,990,728	—	1/12/39	6.00% (1 month	Synthetic TRS Index	3,143
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	1,089,132	—	1/12/38	6.50% (1 month	Synthetic TRS Index	2,684
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

Absolute Return 500 Fund 61

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$860,650	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$2,436
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

750,297	—	1/12/42	4.00% (1 month	Synthetic TRS Index	1,567
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

750,297	—	1/12/42	4.00% (1 month	Synthetic TRS Index	1,567
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

907,327	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,580)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

340,828	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(593)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

738,798	—	1/12/34	5.00% (1 month	Synthetic TRS Index	2,048
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,906	—	1/12/40	4.00% (1 month	Synthetic TRS Index	4
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

772,054	—	1/12/39	6.00% (1 month	Synthetic TRS Index	1,219
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,242,884	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,164)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

58,300	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(101)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

155,447	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(271)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

32,570	—	1/12/38	6.50% (1 month	Synthetic TRS Index	80
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

878,710	—	1/12/38	6.50% (1 month	Synthetic TRS Index	2,166
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,800,447	—	1/12/42	4.00% (1 month	Synthetic TRS Index	3,760
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,163,203	—	1/12/42	4.00% (1 month	Synthetic TRS Index	2,429
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,442,484	—	1/12/39	6.00% (1 month	Synthetic TRS Index	2,278
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

62 Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$799,286	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$2,005
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	52,989	—	1/12/41	4.00% (1 month	Synthetic TRS Index	119
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,445,058	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(3,102)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	1,234,778	—	1/12/44	3.50% (1 month	Synthetic TRS Index	1,674
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	40,415,713	—	10/5/25	(1.7211%)	USA Non Revised	191,732
					Consumer Price
					Index-Urban (CPI-U)

	34,763,287	—	10/6/25	(1.72%)	USA Non Revised	170,097
					Consumer Price
					Index-Urban (CPI-U)

	1,634,009	—	1/12/45	4.00% (1 month	Synthetic TRS Index	2,902
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,643,085	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	(3,768)
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

baskets	1,200,680	—	12/15/20	(1 month USD-	A basket	331,760
				LIBOR-BBA plus	(GSCBPUR1) of
				0.44%)	common stocks

units	638,395	—	12/15/20	(0.45%)	Goldman Sachs	(277,970)
					Volatility Carry US
					Scaled 3x Excess
					Return Strategy

JPMorgan Chase Bank N.A.
	$688,158	—	1/12/41	4.00% (1 month	Synthetic TRS Index	1,545
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	2,478,561	—	1/12/41	4.00% (1 month	Synthetic TRS Index	5,564
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,504,753	—	1/12/41	4.00% (1 month	Synthetic TRS Index	3,378
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,445,383	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(3,102)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

baskets	1,158,381	—	10/28/16	3 month USD-	A basket	823,725
				LIBOR-BBA minus	(JPCMPTSH) of
				0.44%	common stocks

Absolute Return 500 Fund 63

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

UBS AG
units	202,766	$—	8/19/15	1 month USD-	MSCI Emerging	$1,674,805
				LIBOR-BBA minus	Markets TR Net USD
				0.25%

Total		$28,853				$3,268,958

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/15
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA	BBB–/P	$4,580	$67,000	5/11/63	300 bp	$3,714
BBB–/P Index

CMBX NA	BBB–/P	8,798	146,000	5/11/63	300 bp	6,913
BBB–/P Index

CMBX NA	BBB–/P	18,088	293,000	5/11/63	300 bp	14,304
BBB–/P Index

CMBX NA	BBB–/P	17,271	303,000	5/11/63	300 bp	13,357
BBB–/P Index

Barclays Bank PLC
CMBX NA	BBB–/P	26,163	236,000	5/11/63	300 bp	23,115
BBB–/P Index

CMBX NA	BBB–/P	7,830	1,393,000	1/17/47	300 bp	(40,252)
BBB–/P Index

Credit Suisse International
CMBX NA BB Index	—	(57,682)	3,268,000	5/11/63	(500 bp)	(5,303)

CMBX NA	BBB–/P	35,929	2,482,000	5/11/63	300 bp	3,869
BBB–/P Index

CMBX NA	BBB–/P	76,727	5,842,000	5/11/63	300 bp	1,268
BBB–/P Index

CMBX NA	BBB–/P	130,669	11,928,000	5/11/63	300 bp	(23,401)
BBB–/P Index

CMBX NA	BBB–/P	13,241	329,000	1/17/47	300 bp	1,885
BBB–/P Index

CMBX NA	BBB–/P	26,848	462,000	1/17/47	300 bp	10,901
BBB–/P Index

CMBX NA	BBB–/P	28,826	491,000	1/17/47	300 bp	11,878
BBB–/P Index

CMBX NA	BBB–/P	290,287	8,463,000	1/17/47	300 bp	(1,828)
BBB–/P Index

CMBX NA	BBB–/P	1,069,890	30,060,000	1/17/47	300 bp	32,319
BBB–/P Index

Goldman Sachs International
CMBX NA	BBB–/P	(408)	59,000	5/11/63	300 bp	(1,170)
BBB–/P Index

CMBX NA	BBB–/P	1,064	408,000	5/11/63	300 bp	(4,206)
BBB–/P Index

64 Absolute Return 500 Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/15 cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.
CMBX NA	BBB–/P	$(2,273)	$498,000	5/11/63	300 bp	$(8,706)
BBB–/P Index

CMBX NA	BBB–/P	1,445	338,000	1/17/47	300 bp	(10,222)
BBB–/P Index

CMBX NA	BBB–/P	1,205	338,000	1/17/47	300 bp	(10,462)
BBB–/P Index

CMBX NA	BBB–/P	1,205	338,000	1/17/47	300 bp	(10,462)
BBB–/P Index

CMBX NA	BBB–/P	1,570	440,000	1/17/47	300 bp	(13,617)
BBB–/P Index

CMBX NA	BBB–/P	1,577	442,000	1/17/47	300 bp	(13,679)
BBB–/P Index

CMBX NA	BBB–/P	4,720	474,000	1/17/47	300 bp	(11,640)
BBB–/P Index

CMBX NA	BBB–/P	31,577	1,171,000	1/17/47	300 bp	(8,842)
BBB–/P Index

CMBX NA	BBB–/P	6,904	1,760,000	1/17/47	300 bp	(53,845)
BBB–/P Index

CMBX NA	BBB–/P	1,985	1,838,000	1/17/47	300 bp	(61,456)
BBB–/P Index

CMBX NA	BBB–/P	15,376	1,975,000	1/17/47	300 bp	(52,795)
BBB–/P Index

CMBX NA	BBB–/P	24,994	2,949,000	1/17/47	300 bp	(76,796)
BBB–/P Index

CMBX NA BB Index	—	(10,683)	1,249,000	5/11/63	(500 bp)	9,335

CMBX NA BB Index	—	(2,004)	189,000	5/11/63	(500 bp)	1,025

CMBX NA BB Index	—	(1,239)	129,000	5/11/63	(500 bp)	829

CMBX NA BB Index	—	2,216	98,000	5/11/63	(500 bp)	3,787

CMBX NA BB Index	—	687	67,000	5/11/63	(500 bp)	1,761

CMBX NA BB Index	—	1,060	63,000	5/11/63	(500 bp)	2,070

CMBX NA BB Index	—	70	58,000	5/11/63	(500 bp)	1,000

CMBX NA BB Index	—	(325)	163,000	1/17/47	(500 bp)	5,694

CMBX NA	—	(4,439)	489,000	5/11/63	(300 bp)	1,878
BBB–/P Index

CMBX NA	BBB–/P	(48)	18,000	5/11/63	300 bp	(281)
BBB–/P Index

CMBX NA	BBB–/P	(1,113)	102,000	5/11/63	300 bp	(2,430)
BBB–/P Index

CMBX NA	BBB–/P	(1,614)	201,000	5/11/63	300 bp	(4,211)
BBB–/P Index

CMBX NA	BBB–/P	(1,881)	201,000	5/11/63	300 bp	(4,477)
BBB–/P Index

CMBX NA	BBB–/P	(2,016)	201,000	5/11/63	300 bp	(4,612)
BBB–/P Index

CMBX NA	BBB–/P	(2,016)	201,000	5/11/63	300 bp	(4,612)
BBB–/P Index

Absolute Return 500 Fund 65

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/15 cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.
CMBX NA	BBB–/P	$(811)	$202,000	5/11/63	300 bp	$(3,420)
BBB–/P Index

CMBX NA	BBB–/P	1,211	203,000	5/11/63	300 bp	(1,411)
BBB–/P Index

CMBX NA	BBB–/P	2,467	216,000	5/11/63	300 bp	(323)
BBB–/P Index

CMBX NA	BBB–/P	(3,649)	219,000	5/11/63	300 bp	(6,478)
BBB–/P Index

CMBX NA	BBB–/P	6,998	332,000	1/17/47	300 bp	(4,461)
BBB–/P Index

CMBX NA	BBB–/P	14,817	489,000	1/17/47	300 bp	(2,062)
BBB–/P Index

CMBX NA	BBB–/P	17,722	2,301,000	1/17/47	300 bp	(61,701)
BBB–/P Index

CMBX NA	BBB–/P	34,808	4,521,000	1/17/47	300 bp	(121,242)
BBB–/P Index

JPMorgan Securities LLC
CMBX NA	—	(15,643)	652,000	5/11/63	(300 bp)	(7,222)
BBB–/P Index

CMBX NA	—	(8,400)	326,000	5/11/63	(300 bp)	(4,189)
BBB–/P Index

CMBX NA	BBB–/P	18,037	326,000	1/17/47	300 bp	6,785
BBB–/P Index

CMBX NA	BBB–/P	34,390	652,000	1/17/47	300 bp	11,885
BBB–/P Index

Total		$1,867,008				$(472,242)

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index.

The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2015. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

66 Absolute Return 500 Fund

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/15
		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series	B+/P	$165,256	$216,748,000	12/20/20	500 bp	$8,004,913
25 Index

Total		$165,256				$8,004,913

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2015. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

Absolute Return 500 Fund 67

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$6,660,170	$3,623,451	$—

Capital goods	20,630,056	590,277	—

Communication services	7,258,559	5,089,238	—

Conglomerates	—	1,418,934	—

Consumer cyclicals	33,794,077	7,689,689	—

Consumer staples	31,282,112	6,463,373	—

Energy	17,057,864	1,492,520	—

Financials	47,510,070	23,287,248	—

Health care	35,452,031	1,508,173	—

Technology	48,661,856	9,656,369	—

Transportation	5,421,819	3,784,972	—

Utilities and power	8,245,258	4,678,506	—

Total common stocks	261,973,872	69,282,750	—

Asset-backed securities	—	—	4,811,000

Commodity linked notes	—	61,408,584	—

Corporate bonds and notes	—	62,062,512	—

Foreign government and agency bonds and notes	—	13,592,586	—

Investment companies	56,954,317	—	—

Mortgage-backed securities	—	114,055,470	9,382,700

Purchased options outstanding	—	3,911,673	—

Purchased swap options outstanding	—	232,078	—

Senior loans	—	73,847,436	—

U.S. government and agency mortgage obligations	—	282,942,332	—

Warrants	—	11,649,452	—

Short-term investments	334,338,228	36,390,559	—

Totals by level	$653,266,417	$729,375,432	$14,193,700

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$422,180	$—

Futures contracts	(4,985,816)	—	—

Written options outstanding	—	(422,682)	—

Written swap options outstanding	—	(995,474)	—

Forward premium swap option contracts	—	(22,663)	—

TBA sale commitments	—	(144,258,597)	—

Interest rate swap contracts	—	(1,720,122)	—

Total return swap contracts	—	3,240,105	—

Credit default contracts	—	5,500,407	—

Totals by level	$(4,985,816)	$(138,256,846)	$—

68 Absolute Return 500 Fund

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

			Change in net
				unrealized			Total	Total
	Balance	Accrued	appreciation/			Proceeds	transfers	transfers	Balance
Investments	as of	discounts/	Realized	(deprecia-	Cost of	from	into	out of	as of
in securities:	10/31/14	premiums	gain/(loss)	tion) #	purchases	sales	Level 3†	Level 3†	10/31/15

Asset-backed
securities	$—	$—	$—	$—	$4,811,000	$—	$—	$—	$4,811,000

Mortgage-
backed
securities	$—	(246,411)	—	22,250	9,311,783	—	295,078	—	$9,382,700

Totals	$—	$(246,411)	$—	$22,250	$14,122,783	$—	$295,078	$—	$14,193,700

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes $22,250 related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

During the reporting period, transfers between level 1 and level 2 within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Absolute Return 500 Fund 69

Statement of assets and liabilities 10/31/15

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,061,521,260)	$1,063,667,321
Affiliated issuers (identified cost $333,168,228) (Notes 1 and 5)	333,168,228

Cash	148,306

Foreign currency (cost $528,712) (Note 1)	424,642

Dividends, interest and other receivables	4,052,508

Receivable for shares of the fund sold	4,325,461

Receivable for investments sold	5,065,268

Receivable for sales of delayed delivery securities (Note 1)	52,726,891

Receivable for variation margin (Note 1)	1,462,216

Unrealized appreciation on forward premium swap option contracts (Note 1)	45,926

Unrealized appreciation on forward currency contracts (Note 1)	1,117,951

Unrealized appreciation on OTC swap contracts (Note 1)	18,711,637

Premium paid on OTC swap contracts (Note 1)	118,566

Prepaid assets	35,842

Total assets	1,485,070,763

LIABILITIES

Payable for investments purchased	7,140,989

Payable for purchases of delayed delivery securities (Note 1)	179,356,760

Payable for shares of the fund repurchased	868,265

Payable for compensation of Manager (Note 2)	558,423

Payable for custodian fees (Note 2)	68,539

Payable for investor servicing fees (Note 2)	225,185

Payable for Trustee compensation and expenses (Note 2)	89,531

Payable for administrative services (Note 2)	3,614

Payable for distribution fees (Note 2)	294,765

Payable for variation margin (Note 1)	524,297

Unrealized depreciation on OTC swap contracts (Note 1)	15,914,921

Premium received on OTC swap contracts (Note 1)	2,014,427

Unrealized depreciation on forward currency contracts (Note 1)	695,771

Unrealized depreciation on forward premium swap option contracts (Note 1)	68,589

Written options outstanding, at value (premiums $1,768,910) (Notes 1 and 3)	1,418,156

TBA sale commitments, at value (proceeds receivable $144,913,906) (Note 1)	144,258,597

Collateral on certain derivative contracts, at value (Note 1)	1,170,000

Other accrued expenses	237,440

Total liabilities	354,908,269

Net assets	$1,130,162,494

(Continued on next page)

70 Absolute Return 500 Fund

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,070,742,537

Undistributed net investment income (Note 1)	36,493,994

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	14,407,651

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	8,518,312

Total — Representing net assets applicable to capital shares outstanding	$1,130,162,494

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($399,301,048 divided by 34,560,990 shares)	$11.55

Offering price per class A share (100/94.25 of $11.55)*	$12.25

Net asset value and offering price per class B share ($33,624,493 divided by 2,953,542 shares)**	$11.38

Net asset value and offering price per class C share ($211,594,437 divided by 18,619,327 shares)**	$11.36

Net asset value and redemption price per class M share ($9,246,101 divided by 808,272 shares)	$11.44

Offering price per class M share (100/96.50 of $11.44)*	$11.85

Net asset value, offering price and redemption price per class R share
($590,596 divided by 51,694 shares)	$11.42

Net asset value, offering price and redemption price per class R5 share
($11,310 divided by 972 shares)†	$11.63

Net asset value, offering price and redemption price per class R6 share
($6,766,335 divided by 581,694 shares)	$11.63

Net asset value, offering price and redemption price per class Y share
($469,028,174 divided by 40,417,674 shares)	$11.60

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Absolute Return 500 Fund 71

Statement of operations Year ended 10/31/15

INVESTMENT INCOME

Interest (net of foreign tax of $34) (including interest income of $302,727 from investments
in affiliated issuers) (Note 5)	$13,082,556

Dividends (net of foreign tax of $248,874)	8,146,249

Total investment income	21,228,805

EXPENSES

Compensation of Manager (Note 2)	6,544,570

Investor servicing fees (Note 2)	1,248,049

Custodian fees (Note 2)	154,377

Trustee compensation and expenses (Note 2)	45,442

Distribution fees (Note 2)	3,279,823

Administrative services (Note 2)	24,916

Other	490,231

Fees waived and reimbursed by Manager (Note 2)	(191,104)

Total expenses	11,596,304

Expense reduction (Note 2)	(19,441)

Net expenses	11,576,863

Net investment income	9,651,942

Net realized gain on investments (Notes 1 and 3)	24,882,193

Net realized gain on swap contracts (Note 1)	20,886,329

Net realized gain on futures contracts (Note 1)	9,367,756

Net realized gain on foreign currency transactions (Note 1)	6,780,936

Net realized loss on written options (Notes 1 and 3)	(1,052,443)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(3,265,678)

Net unrealized depreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	(38,821,733)

Net gain on investments	18,777,360

Net increase in net assets resulting from operations	$28,429,302

The accompanying notes are an integral part of these financial statements.

72 Absolute Return 500 Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 10/31/15	Year ended 10/31/14

Operations:
Net investment income	$9,651,942	$10,122,939

Net realized gain on investments
and foreign currency transactions	60,864,771	34,337,803

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(42,087,411)	(13,653,181)

Net increase in net assets resulting from operations	28,429,302	30,807,561

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(3,087,169)	(5,337,860)

Class B	(63,253)	(284,328)

Class C	(396,314)	(1,414,424)

Class M	(32,520)	(67,167)

Class R	(46,438)	(90,436)

Class R5	(133)	(182)

Class R6	(56,130)	(79,768)

Class Y	(3,514,058)	(3,993,527)

From net realized long-term gain on investments
Class A	(14,830,350)	—

Class B	(1,566,157)	—

Class C	(8,201,897)	—

Class M	(314,962)	—

Class R	(282,407)	—

Class R5	(480)	—

Class R6	(195,708)	—

Class Y	(12,839,905)	—

Increase from capital share transactions (Note 4)	269,429,535	23,450,117

Total increase in net assets	252,430,956	42,989,986

NET ASSETS

Beginning of year	877,731,538	834,741,552

End of year (including undistributed net investment income
of $36,493,994 and distributions in excess of net investment
income of $11,071,217, respectively)	$1,130,162,494	$877,731,538

The accompanying notes are an integral part of these financial statements.

Absolute Return 500 Fund 73

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

											Ratio	Ratio of
	Net asset		Net realized			From					of expenses	net investment
	value,		and unrealized	Total from	From	net realized		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain on	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	investments	distributions	of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
October 31, 2015	$11.81	.13	.24	.37	(.11)	(.52)	(.63)	$11.55	3.25	$399,301	1.11	1.09	510 [e]
October 31, 2014	11.54	.15	.29	.44	(.17)	—	(.17)	11.81	3.88	345,053	1.10	1.32	309 [e]
October 31, 2013	11.33	.20	.08	.28	(.07)	—	(.07)	11.54	2.49	378,440	1.11	1.72	189 [f]
October 31, 2012	10.89	.18	.59	.77	(.33)	—	(.33)	11.33	7.25	376,219	1.14	1.67	150 [f]
October 31, 2011	10.93	.29	(.05)	.24	(.23)	(.05)	(.28)	10.89	2.21	411,424	1.16	2.68	144 [f]

Class B
October 31, 2015	$11.64	.04	.24	.28	(.02)	(.52)	(.54)	$11.38	2.49	$33,624	1.86	.33	510 [e]
October 31, 2014	11.38	.07	.28	.35	(.09)	—	(.09)	11.64	3.08	35,171	1.85	.57	309 [e]
October 31, 2013	11.18	.11	.09	.20	—	—	—	11.38	1.79	37,351	1.86	.97	189 [f]
October 31, 2012	10.75	.10	.58	.68	(.25)	—	(.25)	11.18	6.47	37,009	1.89	.91	150 [f]
October 31, 2011	10.81	.21	(.05)	.16	(.17)	(.05)	(.22)	10.75	1.44	33,914	1.91	1.94	144 [f]

Class C
October 31, 2015	$11.62	.04	.25	.29	(.03)	(.52)	(.55)	$11.36	2.53	$211,594	1.86	.33	510 [e]
October 31, 2014	11.36	.07	.28	.35	(.09)	—	(.09)	11.62	3.08	183,688	1.85	.57	309 [e]
October 31, 2013	11.17	.11	.08	.19	—	—	—	11.36	1.70	185,562	1.86	.97	189 [f]
October 31, 2012	10.74	.10	.58	.68	(.25)	—	(.25)	11.17	6.52	185,116	1.89	.91	150 [f]
October 31, 2011	10.80	.21	(.05)	.16	(.17)	(.05)	(.22)	10.74	1.45	184,129	1.91	1.91	144 [f]

Class M
October 31, 2015	$11.70	.07	.24	.31	(.05)	(.52)	(.57)	$11.44	2.78	$9,246	1.61	.58	510 [e]
October 31, 2014	11.43	.09	.29	.38	(.11)	—	(.11)	11.70	3.37	7,096	1.60	.81	309 [e]
October 31, 2013	11.23	.14	.08	.22	(.02)	—	(.02)	11.43	1.95	7,029	1.61	1.22	189 [f]
October 31, 2012	10.80	.13	.58	.71	(.28)	—	(.28)	11.23	6.72	7,554	1.64	1.16	150 [f]
October 31, 2011	10.84	.24	(.05)	.19	(.18)	(.05)	(.23)	10.80	1.75	7,650	1.66	2.18	144 [f]

Class R
October 31, 2015	$11.68	.09	.26	.35	(.09)	(.52)	(.61)	$11.42	3.07	$591	1.36	.82	510 [e]
October 31, 2014	11.47	.12	.28	.40	(.19)	—	(.19)	11.68	3.52	6,271	1.35	1.06	309 [e]
October 31, 2013	11.26	.16	.10	.26	(.05)	—	(.05)	11.47	2.30	4,058	1.36	1.44	189 [f]
October 31, 2012	10.83	.15	.58	.73	(.30)	—	(.30)	11.26	6.96	1,812	1.39	1.40	150 [f]
October 31, 2011	10.88	.26	(.05)	.21	(.21)	(.05)	(.26)	10.83	1.95	1,432	1.41	2.41	144 [f]

Class R5
October 31, 2015	$11.89	.16	.25	.41	(.15)	(.52)	(.67)	$11.63	3.54	$11.86		1.33	510 [e]
October 31, 2014	11.62	.19	.28	.47	(.20)	—	(.20)	11.89	4.12	11.84		1.59	309 [e]
October 31, 2013	11.38	.23	.09	.32	(.08)	—	(.08)	11.62	2.84	10.86		1.97	189 [f]
October 31, 2012†	11.16	.07	.15	.22	—	—	—	11.38	1.97*	10	.29*	.60*	150 [f]

Class R6
October 31, 2015	$11.89	.16	.25	.41	(.15)	(.52)	(.67)	$11.63	3.59	$6,766.80		1.41	510 [e]
October 31, 2014	11.62	.19	.29	.48	(.21)	—	(.21)	11.89	4.23	4,288.79		1.63	309 [e]
October 31, 2013	11.38	.21g	.12	.33	(.09)	—	(.09)	11.62	2.88	4,411.80		1.80g	189 [f]
October 31, 2012†	11.16	.07	.15	.22	—	—	—	11.38	1.97*	10	.28*	.62*	150 [f]

Class Y
October 31, 2015	$11.86	.16	.24	.40	(.14)	(.52)	(.66)	$11.60	3.54	$469,028.86		1.34	510 [e]
October 31, 2014	11.60	.18	.29	.47	(.21)	—	(.21)	11.86	4.07	296,153.85		1.55	309 [e]
October 31, 2013	11.38	.23	.09	.32	(.10)	—	(.10)	11.60	2.83	217,880.86		1.98	189 [f]
October 31, 2012	10.94	.21	.58	.79	(.35)	—	(.35)	11.38	7.48	220,855.89		1.91	150 [f]
October 31, 2011	10.97	.32	(.05)	.27	(.25)	(.05)	(.30)	10.94	2.49	189,594.91		2.93	144 [f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

74 Absolute Return 500 Fund	Absolute Return 500 Fund 75

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11

Class A	0.02%	0.02%	0.02%	0.09%	0.12%

Class B	0.02	0.02	0.02	0.09	0.12

Class C	0.02	0.02	0.02	0.09	0.12

Class M	0.02	0.02	0.02	0.09	0.12

Class R	0.02	0.02	0.02	0.09	0.12

Class R5	0.01	—	0.03	0.02	—

Class R6	—	—	—	—	—

Class Y	0.02	0.02	0.02	0.09	0.12

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

October 31, 2013	415%

October 31, 2012	454

October 31, 2011	341

g The net investment income ratio and per share amount shown for the period ending April 30, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

76 Absolute Return 500 Fund

Notes to financial statements 10/31/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2014 through October 31, 2015.

Putnam Absolute Return 500 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to earn a positive total return that exceeds the return on U.S. Treasury bills by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return by combining two independent investment strategies — a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The beta strategy seeks to balance risk and to provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; below-investment-grade securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts (REITs). The alpha strategy involves the potential use of active trading strategies designed to provide additional total return through active security selection, tactical asset allocation, currency transactions and options transactions. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, balanced portfolios with significant exposure to both stocks and bonds. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Effective November 1, 2015, Class M shares will no longer pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

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Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over

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a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned and to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums

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is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

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OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

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TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $2,786,862 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,751,756 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $8,892,873 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment

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policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Prior to September 24, 2015, the fund participated in a $392.5 million unsecured committed line of credit provided by State Street and a substantially similar unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR (the Federal Funds rate prior to September 24, 2015) plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% (0.11% prior to September 24, 2015) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, unrealized gains and losses on certain futures contracts, income on swap contracts and interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $45,109,284 to decrease distributions in excess of net investment income, $13,968 to increase paid-in capital and $45,123,252 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$38,134,839
Unrealized depreciation	(37,235,037)

Net unrealized appreciation	899,802
Undistributed ordinary income	47,647,997
Undistributed long-term gain	10,271,872
Cost for federal income tax purposes	$1,395,934,171

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

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Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,

0.830%	of the next $5 billion,	0.660%	of the next $50 billion,

0.780%	of the next $10 billion,	0.650%	of the next $100 billion and

0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the BofA Merrill Lynch U.S. Treasury Bill Index plus 5.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate is +/– 0.20%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.717% of the fund’s average net assets before a decrease of $383,294 (0.040% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed to limit the fund’s total expenses through February 28, 2017, to the extent that the total expenses of the fund (before performance adjustments to the fund’s management fee and excluding brokerage, interest, taxes, investment related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s distribution plans) would exceed an annual rate of 0.90% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $191,104 as a result of this limit.

Effective November 1, 2015, Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through February 28, 2017, to the extent that the total expenses of the fund (before any applicable performance-based upward or downward adjustments to the fund’s management fee and excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investor servicing fees, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.77% of the fund’s average net assets.

Putnam Management has also contractually agreed, through February 28, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

84 Absolute Return 500 Fund

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$474,041	Class R5	13

Class B	45,043	Class R6	2,479

Class C	250,711	Class Y	457,778

Class M	10,202	Total	$1,248,049

Class R	7,782

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3,283 under the expense offset arrangements and by $16,158 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $691, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%,

Absolute Return 500 Fund 85

1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$912,984	Class M	58,943

Class B	346,876	Class R	29,879

Class C	1,931,141	Total	$3,279,823

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $133,234 and $2,898 from the sale of class A and class M shares, respectively, and received $15,155 and $5,365 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $145 and no monies on class  A and class  M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$4,064,928,948	$3,739,809,050

U.S. government securities (Long-term)	—	—

Total	$4,064,928,948	$3,739,809,050

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amounts	premiums

Written options outstanding
at the beginning of the
reporting period	$78,278,700	$1,585,565	$58,947,222	$587,998

Options opened	613,307,850	3,587,299	187,228,959	6,784,589
Options exercised	(68,608,950)	(663,859)	—	—
Options expired	(110,857,425)	(709,747)	(87,283,835)	(3,766,415)
Options closed	(304,756,900)	(2,270,818)	(150,201,273)	(3,365,702)

Written options outstanding at
the end of the reporting period	$207,363,275	$1,528,440	$8,691,073	$240,470

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/15		Year ended 10/31/14

Class A	Shares	Amount	Shares	Amount

Shares sold	12,570,592	$144,943,375	8,412,647	$97,987,650

Shares issued in connection with
reinvestment of distributions	1,471,688	16,688,940	425,708	4,878,610

	14,042,280	161,632,315	8,838,355	102,866,260

Shares repurchased	(8,703,999)	(100,636,511)	(12,406,709)	(144,652,478)

Net increase (decrease)	5,338,281	$60,995,804	(3,568,354)	$(41,786,218)

86 Absolute Return 500 Fund

	Year ended 10/31/15		Year ended 10/31/14

Class B	Shares	Amount	Shares	Amount

Shares sold	244,936	$2,795,825	223,553	$2,573,791

Shares issued in connection with
reinvestment of distributions	136,386	1,534,338	23,433	266,437

	381,322	4,330,163	246,986	2,840,228

Shares repurchased	(449,199)	(5,128,730)	(507,752)	(5,849,110)

Net decrease	(67,877)	$(798,567)	(260,766)	$(3,008,882)

	Year ended 10/31/15		Year ended 10/31/14

Class C	Shares	Amount	Shares	Amount

Shares sold	5,483,523	$62,387,590	3,006,059	$34,575,796

Shares issued in connection with
reinvestment of distributions	697,593	7,833,969	111,751	1,268,369

	6,181,116	70,221,559	3,117,810	35,844,165

Shares repurchased	(3,362,970)	(38,352,078)	(3,644,479)	(41,890,972)

Net increase (decrease)	2,818,146	$31,869,481	(526,669)	$(6,046,807)

	Year ended 10/31/15		Year ended 10/31/14

Class M	Shares	Amount	Shares	Amount

Shares sold	238,446	$2,726,625	79,210	$915,663

Shares issued in connection with
reinvestment of distributions	30,733	346,671	5,854	66,740

	269,179	3,073,296	85,064	982,403

Shares repurchased	(67,498)	(773,945)	(93,315)	(1,077,658)

Net increase (decrease)	201,681	$2,299,351	(8,251)	$(95,255)

	Year ended 10/31/15		Year ended 10/31/14

Class R	Shares	Amount	Shares	Amount

Shares sold	189,917	$2,171,478	289,596	$3,334,757

Shares issued in connection with
reinvestment of distributions	29,257	328,844	7,961	90,436

	219,174	2,500,322	297,557	3,425,193

Shares repurchased	(704,187)	(7,984,337)	(114,798)	(1,322,717)

Net increase (decrease)	(485,013)	$(5,484,015)	182,759	$2,102,476

	Year ended 10/31/15		Year ended 10/31/14

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	54	613	16	182

	54	613	16	182

Shares repurchased	—	—	—	—

Net increase	54	$613	16	$182

Absolute Return 500 Fund 87

	Year ended 10/31/15		Year ended 10/31/14

Class R6	Shares	Amount	Shares	Amount

Shares sold	277,207	$3,227,787	61,308	$714,894

Shares issued in connection with
reinvestment of distributions	22,110	251,838	6,930	79,768

	299,317	3,479,625	68,238	794,662

Shares repurchased	(78,305)	(912,262)	(87,060)	(1,018,694)

Net increase (decrease)	221,012	$2,567,363	(18,822)	$(224,032)

	Year ended 10/31/15		Year ended 10/31/14

Class Y	Shares	Amount	Shares	Amount

Shares sold	28,341,612	$327,498,448	13,607,214	$159,362,963

Shares issued in connection with
reinvestment of distributions	1,071,840	12,186,823	263,028	3,022,190

	29,413,452	339,685,271	13,870,242	162,385,153

Shares repurchased	(13,962,042)	(161,705,766)	(7,692,889)	(89,876,500)

Net increase	15,451,410	$177,979,505	6,177,353	$72,508,653

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	972	100%	$11,310

Class R6	974	0.2	11,328

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$123,753,001	$183,843,708	$197,560,985	$103,710	$110,035,724

Putnam Short Term
Investment Fund*	169,100,073	215,399,662	161,367,231	199,017	223,132,504

Totals	$292,853,074	$399,243,370	$358,928,216	$302,727	$333,168,228

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

88 Absolute Return 500 Fund

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$1,000,000

Purchased TBA commitment option contracts (contract amount)	$21,800,000

Purchased swap option contracts (contract amount)	$121,700,000

Written equity option contracts (contract amount) (Note 3)	$910,000

Written TBA commitment option contracts (contract amount) (Note 3)	$32,400,000

Written swap option contracts (contract amount) (Note 3)	$121,400,000

Futures contracts (number of contracts)	3,000

Forward currency contracts (contract amount)	$202,700,000

Centrally cleared interest rate swap contracts (notional)	$452,100,000

OTC total return swap contracts (notional)	$1,153,400,000

OTC credit default contracts (notional)	$67,900,000

Centrally cleared credit default contracts (notional)	$99,500,000

Warrants (number of warrants)	1,600,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables	$7,946,704*	Payables	$2,446,297

Foreign exchange
contracts	Receivables	1,117,951	Payables	695,771

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	35,958,646*	depreciation	23,035,372*

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	1,550,876*	depreciation	3,587,599*

Total		$46,574,177		$29,765,039

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Absolute Return 500 Fund 89

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(7,172,923)	$(7,172,923)

Foreign exchange
contracts	—	—	—	6,654,420	—	6,654,420

Equity contracts	(322,306)	(5,521,167)	1,963,549	—	34,277,068	30,397,144

Interest rate
contracts	—	(924,752)	7,404,207	—	(6,217,816)	261,639

Total	$(322,306)	$(6,445,919)	$9,367,756	$6,654,420	$20,886,329	$30,140,280

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$7,242,763	$7,242,763

Foreign exchange
contracts	—	—	—	(2,672,135)	—	(2,672,135)

Equity contracts	(786,949)	(691,393)	(7,250,545)	—	(8,407,102)	(17,135,989)

Interest rate
contracts	—	446,305	1,478,857	—	701,677	2,626,839

Total	$(786,949)	$(245,088)	$(5,771,688)	$(2,672,135)	$(462,662)	$(9,938,522)

90 Absolute Return 500 Fund

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Absolute Return 500 Fund 91

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Centrally cleared interest rate
swap contracts§	$—	$—	$317,234	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$317,234

OTC Total return swap contracts*#	11,350,244	75,901	—	1,879,628	28,451	1,940,105	729,170	—	834,212	—	—	—	—	1,674,805	—	18,512,516

OTC Credit default contracts*#	—	—	—	—	52,379	—	42,036	—	—	12,632	—	—	—	—	—	107,047

Centrally cleared credit default contracts§	—	—	258,264	—	—	—	—	—	—	—	—	—	—	—	—	258,264

Futures contracts§	—	—	—	—	—	—	—	—	—	—	886,718	—	—	—	—	886,718

Forward currency contracts#	99,947	128,969	—	174,565	141,227	60,612	51,537	22,412	155,733	—	—	112,149	86,598	—	84,202	1,117,951

Forward premium swap option contracts#	9,920	—	—	683	—	—	—	—	35,323	—	—	—	—	—	—	45,926

Purchased swap options**#	126	—	—	3,125	15,840	—	133,893	—	79,094	—	—	—	—	—	—	232,078

Purchased options**#	—	—	—	2,251,463	—	—	—	—	1,660,210	—	—	—	—	—	—	3,911,673

Total Assets	$11,460,237	$204,870	$575,498	$4,309,464	$237,897	$2,000,717	$956,636	$22,412	$2,764,572	$12,632	$886,718	$112,149	$86,598	$1,674,805	$84,202	$25,389,407

Liabilities:

Centrally cleared interest rate
swap contracts§	—	—	281,663	—	—	—	—	—	—	—	—	—	—	—	—	281,663

OTC Total return swap contracts*#	11,034,261	44,187	—	2,666,713	4,270	1,230,329	289,549	—	3,102	—	—	—	—	—	—	15,272,411

OTC Credit default contracts*#	10,449	51,130	—	—	1,635,526	—	715,435	—	—	33,757	—	—	—	—	—	2,446,297

Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Futures contracts§	—	—	—	—	—	—	—	—	—	—	242,634	—	—	—	—	242,634

Forward currency contracts#	73,136	75,031	—	35,285	34,595	71,337	53,649	51,652	81,388	—	—	58,896	51,785	44,148	64,869	695,771

Forward premium swap option contracts#	15,412	—	—	2,135	—	—	—	—	51,042	—	—	—	—	—	—	68,589

Written swap options#	341	—	—	1,838	16,709	—	146,191	—	830,395	—	—	—	—	—	—	995,474

Written options#	—	—	—	326,910	—	—	—	—	95,772	—	—	—	—	—	—	422,682

Total Liabilities	$11,133,599	$170,348	$281,663	$3,032,881	$1,691,100	$1,301,666	$1,204,824	$51,652	$1,061,699	$33,757	$242,634	$58,896	$51,785	$44,148	$64,869	$20,425,521

Total Financial and Derivative Net Assets	$326,638	$34,522	$293,835	$1,276,583	$(1,453,203)	$699,051	$(248,188)	$(29,240)	$1,702,873	$(21,125)	$644,084	$53,253	$34,813	$1,630,657	$19,333	$4,963,886

Total collateral received (pledged)†##	$326,638	$—	$—	$(3,478,157)	$(1,453,203)	$540,000	$2,212,526	$—	$(3,648,659)	$—	$—	$—	$—	$574,336	$—

Net amount	$—	$34,522	$293,835	$4,754,740	$—	$159,051	$(2,460,714)	$(29,240)	$5,351,532	$(21,125)	$644,084	$53,253	$34,813	$1,056,321	$19,333

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

92 Absolute Return 500 Fund	Absolute Return 500 Fund 93

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Absolute Return 700 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Absolute Return 700 Fund (the “fund”) at October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2015 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 2015

26 Absolute Return 700 Fund

The fund’s portfolio 10/31/15

COMMON STOCKS (40.3%)*	Shares	Value

Basic materials (1.3%)
Airgas, Inc.	10,500	$1,009,680

AP Thailand PCL NVDR (Thailand)	4,712,200	794,917

Bemis Co., Inc.	19,500	892,710

China Lesso Group Holdings, Ltd. (China)	2,194,000	1,776,744

Hyosung Corp. (South Korea)	24,428	2,488,510

Koza Altin Isletmeleri AS (Turkey)	140,227	788,122

Lee & Man Paper Manufacturing, Ltd. (China)	465,000	289,181

Mondi PLC (South Africa)	11,233	259,605

PTT Global Chemical PCL (Thailand)	1,729,800	2,711,362

Sherwin-Williams Co. (The)	5,800	1,547,614

Soulbrain Co., Ltd. (South Korea)	25,672	892,933

WestRock Co.	88,300	4,747,008

18,198,386
Capital goods (2.6%)
Allison Transmission Holdings, Inc.	79,200	2,273,040

Avery Dennison Corp.	37,800	2,455,866

Boeing Co. (The)	32,300	4,782,661

Deere & Co.	74,100	5,779,800

General Dynamics Corp.	48,000	7,131,840

Orbital ATK, Inc.	15,300	1,309,986

S&T Motiv Co., Ltd. (South Korea)	16,648	1,058,025

Staples, Inc.	407,000	5,286,930

TransDigm Group, Inc. †	9,900	2,176,515

Waste Management, Inc.	86,000	4,623,360

36,878,023
Communication services (1.5%)
AT&T, Inc.	92,300	3,092,973

China Mobile, Ltd. (China)	544,500	6,477,445

Chunghwa Telecom Co., Ltd. (Taiwan)	229,000	701,736

Globe Telecom, Inc. (Philippines)	39,930	1,936,598

Mobile Telesystems OJSC ADR (Russia)	95,789	673,397

Mobile TeleSystems PJSC (Russia) †	164,268	535,937

SBA Communications Corp. Class A †	2,900	345,158

Verizon Communications, Inc.	170,217	7,979,773

21,743,017
Conglomerates (0.2%)
Sistema JSFC GDR (Russia)	366,737	2,543,095

2,543,095
Consumer cyclicals (5.0%)
ANTA Sports Products, Ltd. (China)	547,000	1,525,832

Automatic Data Processing, Inc.	88,000	7,655,120

Barloworld, Ltd. (South Africa)	320,475	1,809,231

Belle International Holdings, Ltd. (China)	1,768,000	1,715,479

Carter’s, Inc.	10,700	972,416

China Dongxiang Group Co., Ltd. (China)	2,738,000	693,754

CJ E&M Corp. (South Korea) †	17,963	1,314,338

Clorox Co. (The)	13,500	1,646,190

CVC Brasil Operadora e Agencia de Viagens SA (Brazil)	131,300	497,071

Absolute Return 700 Fund 27

COMMON STOCKS (40.3%)* cont.	Shares	Value

Consumer cyclicals cont.
Cyfrowy Polsat SA (Poland) †	139,536	$898,933

Discovery Communications, Inc. Class C †	44,600	1,227,392

Dollar General Corp.	60,600	4,106,862

FactSet Research Systems, Inc.	6,200	1,085,744

Gartner, Inc. †	13,600	1,233,112

Harley-Davidson, Inc.	6,800	336,260

Lear Corp.	3,700	462,722

Lewis Group, Ltd. (South Africa)	166,875	721,489

LF Corp. (South Korea)	24,317	674,451

Liberty Media Corp. †	5,800	227,070

Macy’s, Inc.	72,900	3,716,442

Morningstar, Inc.	3,100	254,541

Net 1 UEPS Technologies, Inc. (South Africa) †	73,442	1,250,717

NIKE, Inc. Class B	68,100	8,923,143

Omnicom Group, Inc.	78,472	5,879,122

PayPal Holdings, Inc. †	24,200	871,442

Pier 1 Imports, Inc.	212,298	1,575,251

Rollins, Inc.	21,000	563,220

Scripps Networks Interactive Class A	55,995	3,364,180

Target Corp.	90,900	7,015,662

Thomson Reuters Corp. (Canada)	37,200	1,525,944

Thor Industries, Inc.	16,200	876,096

Tongaat Hulett, Ltd. (South Africa)	73,164	625,646

Top Glove Corp. Bhd (Malaysia)	1,004,700	2,214,498

Truworths International, Ltd. (South Africa)	235,328	1,589,943

Vantiv, Inc. Class A †	25,700	1,288,855

Wal-Mart Stores, Inc.	39,000	2,232,360

72,570,528
Consumer staples (4.6%)
Altria Group, Inc.	150,331	9,090,516

Amorepacific Group (South Korea)	18,570	2,600,876

Arca Continental SAB de CV (Mexico)	266,323	1,701,179

Bunge, Ltd.	25,000	1,824,000

Colgate-Palmolive Co.	79,000	5,241,650

ConAgra Foods, Inc.	59,800	2,424,890

Dunkin’ Brands Group, Inc.	69,700	2,886,277

Grape King Bio, Ltd. (Taiwan)	405,000	2,215,520

Gruma SAB de CV Class B (Mexico)	194,488	2,984,823

JBS SA (Brazil)	650,751	2,404,533

Kraft Heinz Co. (The)	89,800	7,001,706

Kroger Co. (The)	178,800	6,758,640

KT&G Corp. (South Korea)	34,493	3,447,096

LG Household & Health Care, Ltd. (South Korea)	4,014	3,321,360

McDonald’s Corp.	71,268	7,999,833

New Oriental Education & Technology Group, Inc. ADR (China)	46,608	1,282,186

Pinnacle Foods, Inc.	55,600	2,450,848

Sao Martinho SA (Brazil)	44,401	511,529

		66,147,462

28 Absolute Return 700 Fund

COMMON STOCKS (40.3%)* cont.	Shares	Value

Energy (2.2%)
Bangchak Petroleum PCL (The) (Thailand)	1,841,800	$1,864,196

Columbia Pipeline Group, Inc.	118,400	2,459,168

Exxon Mobil Corp.	163,431	13,522,281

Occidental Petroleum Corp.	105,900	7,893,786

Schlumberger, Ltd.	31,000	2,422,960

Tambang Batubara Bukit Asam Persero Tbk PT (Indonesia)	2,268,200	1,202,588

Thai Oil PCL (Thailand)	1,021,400	1,557,910

Tupras Turkiye Petrol Rafinerileri AS (Turkey) †	55,758	1,472,374

32,395,263
Financials (8.6%)
Allied World Assurance Co. Holdings AG	38,600	1,403,496

American Capital Agency Corp. R	205,700	3,667,631

American Financial Group, Inc.	13,700	989,003

Annaly Capital Management, Inc. R	461,700	4,593,915

Apple Hospitality REIT, Inc. R	28,600	563,992

Aspen Insurance Holdings, Ltd.	17,000	826,370

Assurant, Inc.	31,700	2,584,501

Banco Bradesco SA ADR (Brazil)	522,227	2,840,915

Bank of Chongqing Co., Ltd. (China)	1,196,000	893,485

Bank of Communications Co., Ltd. (China)	734,000	540,271

Bank Tabungan Negara Persero Tbk PT (Indonesia)	8,361,500	719,702

Berkshire Hathaway, Inc. Class B †	58,934	8,016,203

BS Financial Group, Inc. (South Korea)	109,851	1,343,733

Capital One Financial Corp.	87,900	6,935,310

CBOE Holdings, Inc.	25,000	1,676,000

Chimera Investment Corp. R	78,800	1,109,504

China Cinda Asset Management Co., Ltd. (China)	6,485,000	2,515,530

China Construction Bank Corp. (China)	2,697,000	1,944,607

China Merchants Bank Co., Ltd. (China)	1,315,000	3,429,777

Chongqing Rural Commercial Bank Co., Ltd. (China)	4,033,000	2,525,076

CITIC, Ltd. (China)	931,000	1,731,707

Citizens Financial Group, Inc.	33,200	806,760

CTBC Financial Holding Co., Ltd. (Taiwan)	5,364,000	2,934,453

DAMAC Properties Dubai Co. PJSC (United Arab Emirates) †	3,509,590	2,835,687

Dubai Islamic Bank PJSC (United Arab Emirates)	540,122	950,461

Endurance Specialty Holdings, Ltd.	11,300	713,369

Everest Re Group, Ltd.	7,086	1,261,095

First Niagara Financial Group, Inc.	106,900	1,106,415

Fubon Financial Holding Co., Ltd. (Taiwan)	482,000	776,147

HCP, Inc. R	72,300	2,689,560

Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	63,556	1,891,174

Itau Unibanco Holding SA ADR (Preference) (Brazil)	462,267	3,166,529

JB Financial Group Co., Ltd. (South Korea)	157,680	819,280

Krungthai Card PCL (Thailand)	345,000	967,562

Liberty Holdings, Ltd. (South Africa)	234,727	2,293,243

Macquarie Mexico Real Estate Management SA de CV (Mexico) R	496,048	686,511

MFA Financial, Inc. R	103,400	715,528

MMI Holdings, Ltd. (South Africa)	863,658	1,564,667

Absolute Return 700 Fund 29

COMMON STOCKS (40.3%)* cont.	Shares	Value

Financials cont.
Moscow Exchange MICEX-RTS OAO (Russia) †	2,364,074	$3,326,611

New York Community Bancorp, Inc.	149,000	2,461,480

People’s Insurance Co. Group of China, Ltd. (China)	5,633,000	3,003,572

PNC Financial Services Group, Inc.	64,100	5,785,666

Porto Seguro SA (Brazil)	50,751	425,453

ProAssurance Corp.	10,600	561,376

Rayonier, Inc. R	56,500	1,279,725

RenaissanceRe Holdings, Ltd.	7,654	839,108

RMB Holdings, Ltd. (South Africa)	143,771	700,139

Sberbank PJSC ADR (Russia)	417,487	2,551,053

Shin Kong Financial Holding Co., Ltd. (Taiwan)	11,019,597	2,630,603

SLM Corp. †	180,500	1,274,330

Starwood Property Trust, Inc. R	87,400	1,755,866

Taishin Financial Holding Co., Ltd. (Taiwan)	6,595,000	2,573,572

TFS Financial Corp.	15,300	268,668

Turkiye Sinai Kalkinma Bankasi AS (Turkey)	1,079,318	569,998

Two Harbors Investment Corp. R	21,300	180,198

Valid Solucoes e Servicos de Seguranca em Meios de Pagamento
e Identificacao SA (Brazil)	73,500	834,571

Validus Holdings, Ltd.	23,200	1,027,760

Wells Fargo & Co.	200,780	10,870,229

XL Group PLC	120,000	4,569,600

124,518,747
Health care (4.5%)
AmerisourceBergen Corp.	63,700	6,147,687

Bio-Rad Laboratories, Inc. †	4,300	599,764

C.R. Bard, Inc.	20,273	3,777,874

Cardinal Health, Inc.	20,728	1,703,842

DaVita HealthCare Partners, Inc. †	42,900	3,325,179

Eli Lilly & Co.	94,015	7,668,804

Hologic, Inc. †	156,000	6,062,160

Johnson & Johnson	114,985	11,616,935

Mednax, Inc. †	15,800	1,113,426

Merck & Co., Inc.	155,227	8,484,708

Pfizer, Inc.	295,400	9,990,428

Richter Gedeon Nyrt (Hungary)	162,042	2,703,041

Valeant Pharmaceuticals International, Inc. †	11,542	1,082,293

64,276,141
Technology (7.1%)
Accenture PLC Class A	26,000	2,787,200

Amdocs, Ltd.	30,300	1,804,971

Analog Devices, Inc.	21,400	1,286,568

Apple, Inc.	60,605	7,242,298

Black Knight Financial Services, Inc. Class A †	13,200	475,596

Cisco Systems, Inc.	323,100	9,321,435

Computer Sciences Corp.	28,500	1,897,815

DST Systems, Inc.	26,600	3,249,190

eBay, Inc. †	245,700	6,855,030

EMC Corp.	270,800	7,100,376

30 Absolute Return 700 Fund

COMMON STOCKS (40.3%)* cont.	Shares	Value

Technology cont.
Fidelity National Information Services, Inc.	25,100	$1,830,292

Fiserv, Inc. †	31,700	3,059,367

Genpact, Ltd. †	29,100	721,098

Gentex Corp.	58,800	963,732

Hon Hai Precision Industry Co., Ltd. (Taiwan)	554,000	1,468,951

Innolux Corp. (Taiwan)	7,432,000	2,486,750

Intuit, Inc.	44,900	4,374,607

L-3 Communications Holdings, Inc.	39,800	5,030,720

Leidos Holdings, Inc.	17,000	893,690

Maxim Integrated Products, Inc.	171,000	7,007,580

Microsoft Corp.	25,023	1,317,211

Motorola Solutions, Inc.	3,600	251,892

NetApp, Inc.	62,000	2,108,000

NetEase, Inc. ADR (China)	21,599	3,121,703

Paychex, Inc.	105,600	5,446,848

Pegatron Corp. (Taiwan)	1,176,000	2,861,258

Samsung Electronics Co., Ltd. (South Korea)	3,688	4,417,824

Shanda Games, Ltd. ADR (China) †	72,095	496,735

Shin Zu Shing Co., Ltd. (Taiwan)	211,000	677,819

Silicon Works Co., Ltd. (South Korea)	12,911	382,991

SK Hynix, Inc. (South Korea)	109,306	2,920,035

Synopsys, Inc. †	29,000	1,449,420

Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	113,667	2,496,127

Tencent Holdings, Ltd. (China)	111,400	2,090,663

WNS Holdings, Ltd. ADR (India) †	63,422	2,160,788

102,056,580
Transportation (1.1%)
Bangkok Expressway PCL (Thailand)	680,800	689,079

China Southern Airlines Co., Ltd. (China)	904,000	764,435

Expeditors International of Washington, Inc.	10,100	502,879

OHL Mexico SAB de CV (Mexico) †	454,815	601,086

TAV Havalimanlari Holding AS (Turkey)	62,779	492,965

Turk Hava Yollari AO (Turkey) †	865,458	2,554,876

United Parcel Service, Inc. Class B	74,499	7,674,887

Yangzijiang Shipbuilding Holdings, Ltd. (China)	3,344,800	2,971,872

16,252,079
Utilities and power (1.6%)
American Electric Power Co., Inc.	19,700	1,116,005

American Water Works Co., Inc.	19,000	1,089,840

Entergy Corp.	66,200	4,512,192

Hawaiian Electric Industries, Inc.	15,700	459,382

Huadian Power International Corp., Ltd. (China)	2,946,000	2,152,333

Huaneng Power International, Inc. (China)	2,460,000	2,664,237

Korea Electric Power Corp. (South Korea)	79,278	3,569,328

Southern Co. (The)	157,800	7,116,780

		22,680,097

Total common stocks (cost $567,316,776)		$580,259,418

Absolute Return 700 Fund 31

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (36.9%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.1%)
Government National Mortgage Association Pass-Through Certificates
4.687s, June 20, 2045	$185,100	$205,816
4.654s, June 20, 2045	794,825	883,152
4.554s, May 20, 2045	404,570	447,462
4.524s, June 20, 2065	418,700	461,714
4.516s, June 20, 2045	391,231	431,194
4.468s, May 20, 2065	798,674	877,117
4.413s, June 20, 2065	195,879	214,904
3 1/2s, TBA, November 1, 2045	12,000,000	12,576,563

16,097,922
U.S. Government Agency Mortgage Obligations (35.8%)
Federal National Mortgage Association Pass-Through Certificates
5 1/2s, January 1, 2038	1,835,530	2,068,276
5 1/2s, TBA, December 1, 2045	1,000,000	1,116,563
5 1/2s, TBA, November 1, 2045	1,000,000	1,117,188
4 1/2s, TBA, November 1, 2045	3,000,000	3,250,781
4s, with due dates from May 1, 2044 to June 1, 2044	1,763,627	1,890,087
3 1/2s, June 1, 2042	706,897	740,419
3 1/2s, TBA, December 1, 2045	28,000,000	29,079,532
3 1/2s, TBA, November 1, 2045	28,000,000	29,144,063
3s, with due dates from January 1, 2043 to February 1, 2043	2,448,005	2,480,326
3s, TBA, December 1, 2045	220,000,000	221,907,818
3s, TBA, November 1, 2045	220,000,000	222,389,068

		515,184,121

Total U.S. government and agency mortgage obligations (cost $532,230,109)		$531,282,043

MORTGAGE-BACKED SECURITIES (13.0%)*	Principal amount	Value

Agency collateralized mortgage obligations (7.9%)
Federal Home Loan Mortgage Corporation
IFB Ser. 2990, Class LB, 16.445s, 2034	$341,624	$455,535
IFB Ser. 3232, Class KS, IO, 6.104s, 2036	557,589	85,032
IFB Ser. 4104, Class S, IO, 5.904s, 2042	803,892	182,701
IFB Ser. 3116, Class AS, IO, 5.904s, 2034	401,749	15,565
IFB Ser. 4087, Class SA, IO, 5.854s, 2039	7,508,773	927,289
IFB Ser. 3852, Class NT, 5.804s, 2041	1,908,911	2,012,718
Ser. 3687, Class CI, IO, 5s, 2038	1,446,463	202,447
Ser. 4122, Class TI, IO, 4 1/2s, 2042	1,585,032	282,611
Ser. 4462, IO, 4s, 2045	2,686,511	545,792
Ser. 4462, Class KI, IO, 4s, 2045	7,146,138	1,296,881
Ser. 4355, Class DI, IO, 4s, 2044	6,786,071	796,685
Ser. 4193, Class PI, IO, 4s, 2043	3,715,360	588,892
Ser. 4121, Class MI, IO, 4s, 2042	4,345,816	1,002,145
Ser. 4116, Class MI, IO, 4s, 2042	3,811,697	720,921
Ser. 4213, Class GI, IO, 4s, 2041	2,709,849	407,290
Ser. 3996, Class IK, IO, 4s, 2039	5,092,590	655,473
Ser. 4013, Class AI, IO, 4s, 2039	5,980,526	692,042
Ser. 4305, Class KI, IO, 4s, 2038	9,571,906	1,004,380

32 Absolute Return 700 Fund

MORTGAGE-BACKED SECURITIES (13.0%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. 304, Class C53, IO, 4s, 2032	$2,588,900	$410,315
Ser. 4369, Class IA, IO, 3 1/2s, 2044	1,855,590	341,979
Ser. 311, IO, 3 1/2s, 2043	2,450,788	508,539
Ser. 303, Class C18, IO, 3 1/2s, 2043	4,997,838	1,004,351
Ser. 303, Class C19, IO, 3 1/2s, 2043	3,419,408	666,884
Ser. 4150, IO, 3 1/2s, 2043	3,912,946	790,263
Ser. 304, Class C22, IO, 3 1/2s, 2042	3,281,028	642,402
Ser. 4141, Class IM, IO, 3 1/2s, 2042	3,724,323	642,230
Ser. 4141, Class IQ, IO, 3 1/2s, 2042	1,844,914	313,185
Ser. 4121, Class AI, IO, 3 1/2s, 2042	6,749,125	1,287,996
Ser. 4122, Class CI, IO, 3 1/2s, 2042	5,877,818	772,375
Ser. 4136, Class IW, IO, 3 1/2s, 2042	3,771,413	536,213
Ser. 4166, Class PI, IO, 3 1/2s, 2041	2,886,376	446,234
Ser. 4097, Class PI, IO, 3 1/2s, 2040	5,040,443	633,785
Ser. 304, IO, 3 1/2s, 2027	1,696,004	183,558
Ser. 304, Class C37, IO, 3 1/2s, 2027	1,256,785	134,174
Ser. 4150, Class DI, IO, 3s, 2043	3,357,186	427,517
Ser. 4158, Class TI, IO, 3s, 2042	6,604,602	824,254
Ser. 4165, Class TI, IO, 3s, 2042	7,500,064	890,258
Ser. 4134, Class PI, IO, 3s, 2042	8,578,349	1,060,713
Ser. 4183, Class MI, IO, 3s, 2042	2,506,761	296,048
Ser. 4206, Class IP, IO, 3s, 2041	5,263,460	639,931
Ser. 4433, Class DI, IO, 3s, 2032	8,032,264	860,737
Ser. 4179, Class EI, IO, 3s, 2030	6,010,924	644,672
Ser. 304, Class C45, IO, 3s, 2027	2,685,379	279,341
Ser. 3939, Class EI, IO, 3s, 2026	5,297,724	441,566
FRB Ser. T-8, Class A9, IO, 0.469s, 2028	178,778	2,458
FRB Ser. T-59, Class 1AX, IO, 0.272s, 2043	427,387	5,125
Ser. T-48, Class A2, IO, 0.212s, 2033	640,960	6,134

Federal National Mortgage Association
IFB Ser. 05-74, Class NK, 26.515s, 2035	64,104	106,091
IFB Ser. 05-122, Class SE, 22.411s, 2035	166,302	244,887
IFB Ser. 11-4, Class CS, 12.506s, 2040	929,112	1,134,572
IFB Ser. 13-81, Class QS, IO, 6.003s, 2041	2,527,123	376,206
IFB Ser. 13-103, Class SK, IO, 5.723s, 2043	1,268,027	327,230
IFB Ser. 13-101, Class SE, IO, 5.703s, 2043	4,015,982	989,739
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
5.197s, 2025	1,198,000	1,186,020
Ser. 397, Class 2, IO, 5s, 2039	46,991	8,529
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
4.747s, 2025	253,000	248,598
Ser. 15-4, Class IO, IO, 4 1/2s, 2045	2,820,451	571,706
Ser. 12-75, Class AI, IO, 4 1/2s, 2027	1,869,016	223,516
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
4.197s, 2025	989,000	940,566
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
4.197s, 2025	206,000	195,812

Absolute Return 700 Fund 33

MORTGAGE-BACKED SECURITIES (13.0%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 421, Class C6, IO, 4s, 2045	$4,529,361	$872,156
Ser. 14-47, Class IP, IO, 4s, 2044	8,902,879	1,156,395
Ser. 418, Class C24, IO, 4s, 2043	4,552,251	932,785
Ser. 13-44, Class PI, IO, 4s, 2043	1,227,993	182,472
Ser. 12-124, Class UI, IO, 4s, 2042	4,776,029	916,998
Ser. 12-118, Class PI, IO, 4s, 2042	4,596,667	858,819
Ser. 13-11, Class IP, IO, 4s, 2042	4,828,744	827,458
Ser. 12-96, Class PI, IO, 4s, 2041	1,194,582	187,084
Ser. 12-40, Class MI, IO, 4s, 2041	2,894,729	451,459
Ser. 12-22, Class CI, IO, 4s, 2041	4,215,477	641,958
Ser. 12-62, Class MI, IO, 4s, 2041	3,797,137	558,354
Ser. 409, Class C16, IO, 4s, 2040	560,888	101,254
Ser. 14-95, Class TI, IO, 4s, 2039	5,824,325	757,162
Ser. 12-104, Class HI, IO, 4s, 2027	5,617,544	746,945
Ser. 15-10, Class AI, IO, 3 1/2s, 2043	2,237,820	321,150
Ser. 418, Class C15, IO, 3 1/2s, 2043	8,042,818	1,591,128
Ser. 417, Class C24, IO, 3 1/2s, 2042	2,911,456	607,097
Ser. 12-118, Class IC, IO, 3 1/2s, 2042	6,862,974	1,322,273
Ser. 12-136, Class PI, IO, 3 1/2s, 2042	3,184,019	365,939
Ser. 14-10, IO, 3 1/2s, 2042	3,182,695	426,669
Ser. 12-101, Class PI, IO, 3 1/2s, 2040	3,149,344	344,957
Ser. 14-76, IO, 3 1/2s, 2039	7,745,264	967,291
Ser. 12-110, Class BI, IO, 3 1/2s, 2039	4,077,706	435,961
Ser. 13-21, Class AI, IO, 3 1/2s, 2033	3,874,963	672,306
Ser. 417, Class C19, IO, 3 1/2s, 2033	3,153,495	463,785
Ser. 78, Class KI, IO, 3 1/2s, 2027	1,669,058	208,525
Ser. 12-53, Class BI, IO, 3 1/2s, 2027	2,985,998	352,198
Ser. 12-151, Class PI, IO, 3s, 2043	2,955,824	375,981
Ser. 13-8, Class NI, IO, 3s, 2042	5,231,509	638,052
Ser. 6, Class BI, IO, 3s, 2042	6,192,613	597,587
Ser. 13-35, Class IP, IO, 3s, 2042	3,006,339	315,431
Ser. 13-23, Class PI, IO, 3s, 2041	3,926,276	331,221
Ser. 13-31, Class NI, IO, 3s, 2041	5,608,762	487,065
Ser. 13-7, Class EI, IO, 3s, 2040	4,343,657	639,777
Ser. 13-55, Class MI, IO, 3s, 2032	2,944,193	348,004
FRB Ser. 03-W10, Class 1, IO, 0.804s, 2043	227,966	4,212
Ser. 98-W2, Class X, IO, 0.694s, 2028	1,104,857	53,862
Ser. 98-W5, Class X, IO, 0.603s, 2028	327,949	15,988
Ser. 08-36, Class OV, PO, zero %, 2036	23,106	21,604

Government National Mortgage Association
IFB Ser. 11-81, Class SB, IO, 6.506s, 2036	1,687,682	227,364
Ser. 09-79, Class IC, IO, 6s, 2039	5,183,698	1,027,357
IFB Ser. 13-129, Class SN, IO, 5.956s, 2043	1,005,746	155,679
IFB Ser. 13-99, Class VS, IO, 5.901s, 2043	1,183,456	207,424
IFB Ser. 11-70, Class SH, IO, 5.691s, 2041	1,599,971	253,915
Ser. 14-182, Class KI, IO, 5s, 2044	6,121,996	1,189,810
Ser. 14-133, Class IP, IO, 5s, 2044	4,581,112	894,508

34 Absolute Return 700 Fund

MORTGAGE-BACKED SECURITIES (13.0%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 14-122, Class IC, IO, 5s, 2044	$1,201,003	$232,394
Ser. 14-163, Class NI, IO, 5s, 2044	3,637,577	731,917
Ser. 14-25, Class QI, IO, 5s, 2044	4,391,994	938,086
Ser. 14-2, Class IC, IO, 5s, 2044	1,887,938	437,379
Ser. 13-3, Class IT, IO, 5s, 2043	1,174,036	226,542
Ser. 11-116, Class IB, IO, 5s, 2040	986,879	49,490
Ser. 10-35, Class UI, IO, 5s, 2040	1,683,344	321,761
Ser. 10-20, Class UI, IO, 5s, 2040	1,755,273	311,456
Ser. 10-9, Class UI, IO, 5s, 2040	4,888,571	941,715
Ser. 09-121, Class UI, IO, 5s, 2039	3,716,834	699,062
Ser. 14-3, Class IP, IO, 4 1/2s, 2043	2,399,824	439,432
Ser. 14-108, Class IP, IO, 4 1/2s, 2042	1,271,286	202,033
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	187,385	24,948
Ser. 10-35, Class AI, IO, 4 1/2s, 2040	2,452,250	421,419
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	1,172,241	205,198
Ser. 13-151, Class IB, IO, 4 1/2s, 2040	2,170,895	382,425
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	1,548,297	272,081
Ser. 09-121, Class BI, IO, 4 1/2s, 2039	854,824	193,498
Ser. 09-121, Class CI, IO, 4 1/2s, 2039	4,128,935	944,205
Ser. 13-34, Class PI, IO, 4 1/2s, 2039	4,610,734	592,848
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	2,952,628	188,593
Ser. 15-99, Class LI, IO, 4s, 2045	4,120,433	564,950
Ser. 15-53, Class MI, IO, 4s, 2045	4,927,187	1,137,919
Ser. 15-40, IO, 4s, 2045	1,402,700	336,802
Ser. 15-40, Class KI, IO, 4s, 2044	3,637,429	717,483
Ser. 14-149, Class IP, IO, 4s, 2044	5,539,754	965,694
Ser. 14-63, Class PI, IO, 4s, 2043	2,087,223	322,685
Ser. 13-24, Class PI, IO, 4s, 2042	1,734,160	272,801
Ser. 12-138, Class AI, IO, 4s, 2042	3,103,690	734,339
Ser. 12-106, Class QI, IO, 4s, 2042	1,030,124	164,233
Ser. 12-47, Class CI, IO, 4s, 2042	1,905,318	319,552
Ser. 14-104, IO, 4s, 2042	5,274,190	932,477
Ser. 12-50, Class PI, IO, 4s, 2041	2,769,447	427,880
Ser. 12-41, Class IP, IO, 4s, 2041	3,825,187	646,285
Ser. 14-162, Class DI, IO, 4s, 2038	3,340,026	351,713
Ser. 14-133, Class AI, IO, 4s, 2036	6,521,167	860,272
Ser. 13-53, Class IA, IO, 4s, 2026	3,225,674	369,178
Ser. 15-52, Class IK, IO, 3 1/2s, 2045	6,903,304	1,340,898
Ser. 15-20, Class PI, IO, 3 1/2s, 2045	4,949,973	775,453
Ser. 15-24, Class CI, IO, 3 1/2s, 2045	1,767,001	409,538
Ser. 15-24, Class IA, IO, 3 1/2s, 2045	2,087,157	384,267
Ser. 13-102, Class IP, IO, 3 1/2s, 2043	2,422,241	236,258
Ser. 13-76, IO, 3 1/2s, 2043	5,995,410	704,820
Ser. 13-79, Class PI, IO, 3 1/2s, 2043	4,964,729	642,237
Ser. 13-100, Class MI, IO, 3 1/2s, 2043	3,657,912	410,162
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	2,649,817	316,097
Ser. 12-145, IO, 3 1/2s, 2042	1,708,990	340,454

Absolute Return 700 Fund 35

MORTGAGE-BACKED SECURITIES (13.0%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 13-14, IO, 3 1/2s, 2042	$7,124,542	$810,132
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	1,413,972	172,674
Ser. 12-92, Class AI, IO, 3 1/2s, 2042	1,985,663	252,795
Ser. 13-37, Class LI, IO, 3 1/2s, 2042	1,880,140	236,371
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	3,310,548	351,051
Ser. 15-36, Class GI, IO, 3 1/2s, 2041	2,674,622	372,307
Ser. 12-71, Class JI, IO, 3 1/2s, 2041	2,574,990	215,035
Ser. 13-157, Class IA, 3 1/2s, 2040	5,525,866	731,348
Ser. 13-90, Class HI, IO, 3 1/2s, 2040	7,926,869	472,441
Ser. 13-79, Class XI, IO, 3 1/2s, 2039	6,529,970	974,727
Ser. 183, Class AI, IO, 3 1/2s, 2039	3,325,958	405,770
Ser. 15-118, Class EI, IO, 3 1/2s, 2039	4,606,606	595,800
Ser. 15-124, Class NI, IO, 3 1/2s, 2039	5,191,457	715,590
Ser. 15-138, Class AI, IO, 3 1/2s, 2039	2,030,738	269,885
Ser. 15-96, Class NI, IO, 3 1/2s, 2039	8,901,929	1,139,447
Ser. 15-82, Class GI, IO, 3 1/2s, 2038	11,408,776	1,315,090
Ser. 15-124, Class DI, IO, 3 1/2s, 2038	5,623,226	860,972
Ser. 15-24, Class AI, IO, 3 1/2s, 2037	5,946,871	857,360
Ser. 15-24, Class IC, IO, 3 1/2s, 2037	2,799,541	423,543
Ser. 14-145, Class PI, IO, 3 1/2s, 2029	1,980,380	246,538
Ser. 14-115, Class QI, IO, 3s, 2029	3,589,760	353,017
Ser. 15-H20, Class CI, IO, 2.252s, 2065	9,964,090	1,215,930
FRB Ser. 15-H16, Class XI, IO, 2.225s, 2065	9,078,418	1,134,802
Ser. 15-H25, Class BI, IO, 2.224s, 2065	10,554,000	1,269,646
Ser. 15-H24, Class HI, IO, 2.014s, 2065	16,003,000	1,395,462
Ser. 15-H15, Class JI, IO, 1.931s, 2065	7,506,543	936,066
Ser. 15-H09, Class AI, IO, 1.931s, 2065	8,487,761	949,780
Ser. 15-H19, Class NI, IO, 1.904s, 2065	13,366,079	1,664,077
Ser. 15-H25, Class EI, IO, 1.838s, 2065	9,336,000	998,952
Ser. 15-H18, IO, 1.822s, 2065	6,948,808	715,519
Ser. 15-H10, Class CI, IO, 1.801s, 2065	13,682,511	1,611,971
Ser. 15-H26, Class GI, IO, 1.792s, 2065	7,613,000	913,560
Ser. 15-H26, Class EI, IO, 1.715s, 2065	9,770,515	1,117,552
Ser. 15-H09, Class BI, IO, 1.696s, 2065	12,527,853	1,279,094
Ser. 15-H10, Class EI, IO, 1.636s, 2065	12,881,280	978,333
Ser. 15-H25, Class AI, IO, 1.608s, 2065	11,648,000	1,084,429
Ser. 15-H14, Class BI, IO, 1.593s, 2065	16,059,641	1,204,473
Ser. 15-H24, Class BI, IO, 0.719s, 2065	14,531,000	1,028,795

GSMPS Mortgage Loan Trust 144A
FRB Ser. 98-4, IO, 1.147s, 2026	62,193	—
FRB Ser. 98-2, IO, 1.043s, 2027	39,532	—
FRB Ser. 99-2, IO, 0.827s, 2027	87,399	765
FRB Ser. 98-3, IO, zero %, 2027	45,433	—

		113,888,555

36 Absolute Return 700 Fund

MORTGAGE-BACKED SECURITIES (13.0%)* cont.	Principal amount	Value

Commercial mortgage-backed securities (2.5%)
Banc of America Commercial Mortgage Trust
Ser. 06-1, Class B, 5.49s, 2045	$255,000	$251,991
Ser. 06-6, Class A2, 5.309s, 2045	23,136	23,208
FRB Ser. 07-1, Class XW, IO, 0.33s, 2049	2,282,274	12,955

Banc of America Commercial Mortgage Trust 144A FRB
Ser. 08-1, Class C, 6.258s, 2051	584,000	579,965

Banc of America Merrill Lynch Commercial Mortgage, Inc.
FRB Ser. 05-1, Class C, 5.338s, 2042	429,000	402,994
FRB Ser. 05-5, Class D, 5.286s, 2045	426,000	425,916
Ser. 05-4, Class C, 5.147s, 2045	495,000	495,000
FRB Ser. 05-6, Class G, 5.147s, 2047 F	443,000	445,686
Ser. 05-3, Class AJ, 4.767s, 2043	225,000	207,481

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-4, Class XC, IO, 0.171s, 2042	593,734	475

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 06-PW11, Class AJ, 5.522s, 2039	332,000	332,830
Ser. 05-PWR7, Class D, 5.304s, 2041	431,000	430,405
Ser. 05-PWR7, Class C, 5.235s, 2041	489,000	490,418
Ser. 05-PWR9, Class C, 5.055s, 2042	281,000	280,612

Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.522s, 2039	1,010,000	1,008,111
FRB Ser. 06-PW11, Class C, 5.522s, 2039	384,000	383,267

CD Mortgage Trust 144A FRB Ser. 07-CD5, Class E, 6.12s, 2044	262,000	252,812

COMM Mortgage Trust FRB Ser. 07-C9, Class D, 5.796s, 2049	350,000	326,375

COMM Mortgage Trust 144A
Ser. 12-LC4, Class E, 4 1/4s, 2044	604,000	542,407
Ser. 13-LC13, Class E, 3.719s, 2046	391,000	297,390
FRB Ser. 07-C9, Class AJFL, 0.885s, 2049	213,000	209,811

Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 1.955s, 2038	205,692	19

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1,
Class AJ, 5.284s, 2044	1,793,108	1,795,349

GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C3,
Class B, 4.965s, 2041	120,653	120,917

GS Mortgage Securities Corp. II 144A
FRB Ser. 13-GC10, Class D, 4.411s, 2046	336,000	310,494
FRB Ser. 13-GC10, Class E, 4.411s, 2046	750,000	653,460

GS Mortgage Securities Trust 144A FRB Ser. 06-GG8, Class X,
IO, 0.571s, 2039	44,460,859	59,578

JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C14, Class E, 4.562s, 2046	816,000	730,075
FRB Ser. 13-C12, Class E, 4.086s, 2045	1,000,000	837,400

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.076s, 2051	530,500	542,081
FRB Ser. 06-LDP7, Class B, 5.911s, 2045	619,000	309,500
Ser. 06-LDP6, Class AJ, 5.565s, 2043	44,000	43,956
FRB Ser. 05-LDP2, Class E, 4.981s, 2042	463,000	455,592
FRB Ser. 05-LDP2, Class D, 4.941s, 2042	1,000,000	1,017,990
FRB Ser. 07-LDPX, Class X, IO, 0.281s, 2049	9,165,645	54,678

Absolute Return 700 Fund 37

MORTGAGE-BACKED SECURITIES (13.0%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.176s, 2051	$658,000	$628,620
FRB Ser. 12-C6, Class F, 5.198s, 2045	432,000	398,261
FRB Ser. 13-C13, Class D, 4.056s, 2046	161,000	146,285
Ser. 13-C13, Class E, 3.986s, 2046	639,000	495,992
Ser. 13-C10, Class E, 3 1/2s, 2047	553,000	439,359
FRB Ser. 13-LC11, Class E, 3 1/4s, 2046	370,000	294,816
FRB Ser. 12-C6, Class G, 2.972s, 2045	800,000	588,400

Key Commercial Mortgage Securities Trust 144A FRB
Ser. 07-SL1, Class A2, 5.629s, 2040	39,182	39,121

LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C3, Class C, 5.756s, 2039	1,703,000	1,702,404
Ser. 06-C6, Class D, 5.502s, 2039	1,187,000	1,180,745
Ser. 07-C1, Class AJ, 5.484s, 2040	120,000	120,288
FRB Ser. 06-C6, Class C, 5.482s, 2039	397,000	377,150
FRB Ser. 07-C2, Class XW, IO, 0.539s, 2040	1,826,039	13,156

Merrill Lynch Mortgage Trust
FRB Ser. 05-CIP1, Class C, 5.399s, 2038	501,000	459,763
FRB Ser. 05-CIP1, Class B, 5.369s, 2038	145,316	143,896
Ser. 04-KEY2, Class D, 5.046s, 2039	263,000	261,099

ML-CFC Commercial Mortgage Trust
Ser. 06-3, Class AJ, 5.485s, 2046	97,000	97,275
Ser. 06-4, Class AJ, 5.239s, 2049	402,000	402,523

ML-CFC Commercial Mortgage Trust 144A
Ser. 06-4, Class AJFX, 5.147s, 2049	295,000	293,333
FRB Ser. 06-4, Class XC, IO, 0.612s, 2049	37,973,515	85,440

Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class E, 4.414s, 2046	750,000	693,300
FRB Ser. 13-C11, Class F, 4.414s, 2046	1,024,000	895,421
Ser. 13-C13, Class F, 3.707s, 2046	1,547,000	1,185,736

Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class D, 5.587s, 2044	2,100,000	1,901,005
Ser. 07-HQ11, Class C, 5.558s, 2044	1,181,000	1,180,681
FRB Ser. 06-HQ8, Class D, 5.495s, 2044	274,000	273,419
Ser. 06-HQ10, Class B, 5.448s, 2041	1,795,000	1,713,413

Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-C21, Class E, 5.281s, 2044	569,000	567,748

Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 12-LC5, Class E, 4.777s, 2045	333,000	297,103
FRB Ser. 13-LC12, Class D, 4.299s, 2046	1,072,000	1,009,109

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C4, Class E, 5.265s, 2044	305,000	322,355
Ser. 12-C6, Class E, 5s, 2045	533,000	492,668
Ser. 11-C4, Class F, 5s, 2044	851,000	866,318
FRB Ser. 12-C10, Class E, 4.456s, 2045	381,000	315,397
FRB Ser. 13-C12, Class D, 4.353s, 2048	185,000	174,581
FRB Ser. 13-C13, Class E, 4.137s, 2045	429,000	360,446

38 Absolute Return 700 Fund

MORTGAGE-BACKED SECURITIES (13.0%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust 144A
Ser. 13-C12, Class E, 3 1/2s, 2048	$570,000	$458,622
Ser. 13-C14, Class E, 3 1/4s, 2046	360,000	280,580

35,487,026
Residential mortgage-backed securities (non-agency) (2.6%)
Banc of America Funding Trust FRB Ser. 06-G, Class 3A3,
5 3/4s, 2036	239,247	229,677

BCAP, LLC Trust
FRB Ser. 15-RR5, Class 2A3, 1.268s, 2046	460,000	353,501
FRB Ser. 12-RR5, Class 4A8, 0.364s, 2035	2,600,000	2,391,164

BCAP, LLC Trust 144A
FRB Ser. 15-RR2, Class 26A2, 2.652s, 2036	451,000	397,615
FRB Ser. 14-RR1, Class 2A2, 2.352s, 2036	850,000	716,618
FRB Ser. 15-RR6, Class 3A2, 1.138s, 2046	440,000	375,619
FRB Ser. 14-RR2, Class 4A3, 0.464s, 2036	660,000	485,496

Bear Stearns Alt-A Trust
FRB Ser. 04-3, Class B, 3.122s, 2034	329,514	319,606
FRB Ser. 04-6, Class M2, 1.922s, 2034	1,267,666	1,115,546

Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class B1, 6.497s,
2025 (Bermuda)	919,000	912,108

Citigroup Mortgage Loan Trust 144A FRB Ser. 13-9, Class 1A2,
2.58s, 2035	497,270	432,624

Countrywide Alternative Loan Trust
FRB Ser. 05-27, Class 2A3, 1.782s, 2035	594,406	508,030
FRB Ser. 05-27, Class 1A2, 1.622s, 2035	682,953	614,819
FRB Ser. 05-27, Class 2A1, 1.572s, 2035	936,973	765,026
FRB Ser. 06-OA7, Class 1A2, 1.162s, 2046	2,032,448	1,615,796
FRB Ser. 05-27, Class 1A6, 1.017s, 2035	829,300	646,854
FRB Ser. 05-38, Class A3, 0.547s, 2035	1,828,370	1,580,626
FRB Ser. 05-59, Class 1A1, 0.524s, 2035	1,729,043	1,376,185
FRB Ser. 06-OC2, Class 2A3, 0.487s, 2036	776,382	694,861
FRB Ser. 06-OA2, Class A1, 0.404s, 2046	1,257,444	943,083
FRB Ser. 06-OC10, Class 2A2A, 0.377s, 2036	992,548	957,809
FRB Ser. 06-OC8, Class 2A2A, 0.317s, 2036	367,108	354,259

Countrywide Asset-Backed Certificates Trust
FRB Ser. 05-2, Class M4, 1.262s, 2035 F	2,568,000	2,234,160
FRB Ser. 06-3, Class M1, 0.567s, 2036 F	875,000	649,950

CSMC Trust 144A
FRB Ser. 11-6R, Class 3A7, 2.923s, 2036	2,500,000	1,329,154
FRB Ser. 13-2R, Class 4A2, 2.451s, 2036	2,088,461	1,660,327

Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt Notes FRB Ser. 15-DN1,
Class B, 11.697s, 2025	1,160,662	1,347,180
Structured Agency Credit Risk Debt Notes FRB Ser. 15-DNA1,
Class B, 9.397s, 2027	370,000	419,433
Structured Agency Credit Risk Debt Notes Ser. 15-DNA2,
Class B, 7.737s, 2027	969,000	937,023

Federal National Mortgage Association Connecticut Avenue
Securities FRB Ser. 15-C04, Class 1M2, 5.894s, 2028	455,000	463,190

Absolute Return 700 Fund 39

MORTGAGE-BACKED SECURITIES (13.0%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
GSAA Home Equity Trust FRB Ser. 05-9, Class M3, 0.727s, 2035	$1,000,000	$707,378

GSAMP Trust FRB Ser. 06-NC1, Class M1, 0.557s, 2036	2,425,000	1,721,750

IndyMac INDX Mortgage Loan Trust FRB Ser. 07-FLX2,
Class A1C, 0.387s, 2037	729,261	525,068

Nomura Resecuritization Trust 144A
FRB Ser. 10-6RA, Class 1A6, 2.65s, 2036	174,384	160,651
FRB Ser. 15-1R, Class 6A9, 0.399s, 2047	1,000,000	620,000

Structured Asset Mortgage Investments II Trust FRB
Ser. 06-AR7, Class A11, 0.497s, 2036	1,822,470	806,246

WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 04-AR13, Class A1B2, 1.177s, 2034	546,165	513,395
FRB Ser. 05-AR11, Class A1C3, 0.707s, 2045 F	1,144,761	1,001,175
FRB Ser. 05-AR19, Class A1C3, 0.697s, 2045	831,689	731,886
FRB Ser. 05-AR13, Class A1C3, 0.687s, 2045	2,628,028	2,245,233
FRB Ser. 05-AR11, Class A1C4, 0.637s, 2045 F	692,088	610,732
FRB Ser. 05-AR1, Class A1B, 0.587s, 2045	176,667	161,650
FRB Ser. 05-AR9, Class A1B, 0.577s, 2045	1,286,302	1,176,141
FRB Ser. 05-AR13, Class A1B3, 0.557s, 2045	199,026	178,626

Wells Fargo Mortgage Backed Securities Trust FRB Ser. 06-AR6,
Class 7A2, 3.146s, 2036	259,866	250,797

		38,238,067

Total mortgage-backed securities (cost $190,642,746)		$187,613,648

CORPORATE BONDS AND NOTES (11.2%)*	Principal amount	Value

Basic materials (2.0%)
A Schulman, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2023	$1,945,000	$1,930,413

ArcelorMittal SA sr. unsec. bonds 10.6s, 2019 (France)	1,089,000	1,195,178

ArcelorMittal SA sr. unsec. unsub. notes 6 1/8s, 2018 (France)	85,000	85,213

Cemex SAB de CV 144A company guaranty sr. notes 5.7s,
2025 (Mexico)	3,585,000	3,343,013

Chemours Co. (The) 144A sr. unsec. notes 6 5/8s, 2023	415,000	309,694

Corp Nacional del Cobre de Chile (CODELCO) 144A sr. unsec.
unsub. notes 3 7/8s, 2021 (Chile)	950,000	959,919

Coveris Holdings SA 144A company guaranty sr. unsec. notes
7 7/8s, 2019 (Luxembourg)	500,000	470,000

CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub.
notes 8s, 2021	875,000	890,313

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7s, 2021 (Canada)	1,000,000	745,000

HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	1,500,000	1,597,500

HudBay Minerals, Inc. company guaranty sr. unsec. notes
9 1/2s, 2020 (Canada)	2,461,000	2,147,223

JMC Steel Group, Inc. 144A sr. unsec. notes 8 1/4s, 2018	960,000	652,800

Mercer International, Inc. company guaranty sr. unsec. notes
7 3/4s, 2022 (Canada)	2,310,000	2,413,950

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	3,560,000	3,568,900

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)	1,325,000	1,368,063

40 Absolute Return 700 Fund

CORPORATE BONDS AND NOTES (11.2%)* cont.		Principal amount	Value

Basic materials cont.
Platform Specialty Products Corp. 144A sr. unsec. notes
6 1/2s, 2022		$316,000	$270,180

PQ Corp. 144A sr. notes 8 3/4s, 2018		950,000	958,313

Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty
sr. notes 9s, 2017		1,500,000	1,308,750

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022		2,000,000	2,055,000

TMS International Corp. 144A company guaranty sr. unsec.
notes 7 5/8s, 2021		685,000	625,063

Univar, Inc. 144A sr. unsec. notes 6 3/4s, 2023		1,073,000	1,062,270

Vale Overseas, Ltd. company guaranty sr. unsec. unsub. notes
6 1/4s, 2017 (Brazil)		230,000	234,954

28,191,709
Capital goods (1.0%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020		2,400,000	2,517,000

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 7 3/4s, 2019		1,750,000	1,955,625

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes
6 1/2s, 2023 (Canada)		1,000,000	1,032,500

DH Services Luxembourg Sarl 144A company guaranty sr.
unsec. notes 7 3/4s, 2020 (Luxembourg)		500,000	515,000

Gates Global, LLC/Gates Global Co. 144A sr. unsec.
notes 6s, 2022		2,190,000	1,752,000

KION Finance SA 144A sr. unsub. notes 6 3/4s,
2020 (Luxembourg)	EUR	150,000	172,783

KLX, Inc. 144A company guaranty sr. unsec. unsub. notes
5 7/8s, 2022		$2,540,000	2,592,388

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
8 1/2s, 2020		1,370,000	1,426,540

Omega US Sub, LLC 144A sr. unsec. notes 8 3/4s, 2023		1,000,000	941,250

TransDigm, Inc. company guaranty sr. unsec. sub. notes
6 1/2s, 2024		1,000,000	1,017,500

Communication services (1.5%)			13,922,586
Altice SA 144A company guaranty sr. notes 7 3/4s,
2022 (Luxembourg)		2,500,000	2,406,250

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020		2,000,000	2,002,280

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5 1/8s, 2021		3,000,000	2,882,220

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)		2,015,000	1,783,275

Digicel, Ltd. 144A company guaranty sr. unsec. notes 6 3/4s,
2023 (Jamaica)		200,000	180,000

Digicel, Ltd. 144A sr. unsec. notes 7s, 2020 (Jamaica)		500,000	486,250

Frontier Communications Corp. 144A sr. unsec. notes
8 7/8s, 2020		2,470,000	2,564,156

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7 3/4s, 2021 (Luxembourg)		1,505,000	887,950

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
6 3/4s, 2018 (Luxembourg)		700,000	621,250

Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020		1,500,000	1,395,000

Absolute Return 700 Fund 41

CORPORATE BONDS AND NOTES (11.2%)* cont.		Principal amount	Value

Communication services cont.
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2021		$1,500,000	$1,543,125

Telenet Finance V Luxembourg SCA 144A sr. notes 6 3/4s,
2024 (Luxembourg)	EUR	115,000	139,258

Telenet Finance V Luxembourg SCA 144A sr. notes 6 1/4s,
2022 (Luxembourg)	EUR	165,000	195,958

Virgin Media Secured Finance PLC 144A sr. notes 6s, 2021
(United Kingdom)	GBP	486,000	790,694

West Corp. 144A company guaranty sr. unsec. notes
5 3/8s, 2022		$1,350,000	1,285,875

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. notes 10 1/4s, 2019		2,025,000	2,022,469

Wind Acquisition Finance SA 144A company guaranty sr. unsec.
bonds 7 3/8s, 2021 (Luxembourg)		1,000,000	1,007,500

22,193,510
Consumer cyclicals (1.4%)
American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10 1/4s, 2022		1,000,000	1,010,000

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)		2,500,000	2,437,500

Eldorado Resorts, Inc. 144A sr. unsec. notes 7s, 2023		2,835,000	2,870,438

Garda World Security Corp. 144A company guaranty sr. unsec.
unsub. notes 7 1/4s, 2021 (Canada)		480,000	436,800

Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018		437,000	382,375

iHeartCommunications, Inc. company guaranty sr.
notes 9s, 2019		885,000	748,931

JC Penney Corp, Inc. company guaranty sr. unsec. bonds
8 1/8s, 2019		700,000	696,500

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019		2,435,000	2,221,938

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)		1,491,000	1,467,703

Navistar International Corp. sr. notes 8 1/4s, 2021		1,994,000	1,555,320

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
notes 8 3/4s, 2021 ‡‡		1,475,000	1,532,083

Owens Corning company guaranty sr. unsec. notes 9s, 2019		47,000	55,283

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018		1,300,000	1,378,000

Scientific Games Corp. company guaranty sr. unsec. sub. notes
8 1/8s, 2018		925,000	841,750

Scientific Games International, Inc. 144A company guaranty sr.
notes 7s, 2022		530,000	532,650

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021		1,250,000	1,206,250

Townsquare Media, Inc. 144A sr. unsec. notes 6 1/2s, 2023		630,000	604,800

19,978,321
Consumer staples (0.4%)
BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019		2,573,000	2,595,514

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021		1,500,000	1,320,000

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020		1,575,000	1,689,188

			5,604,702

42 Absolute Return 700 Fund

CORPORATE BONDS AND NOTES (11.2%)* cont.	Principal amount	Value

Energy (1.5%)

Archrock Partners LP/EXLP Finance Corp. company guaranty
sr. unsec. notes 6s, 2021	$600,000	$519,000

California Resources Corp. company guaranty sr. unsec.
notes 6s, 2024	695,000	472,600

CHC Helicopter SA company guaranty sr. notes 9 1/4s,
2020 (Canada)	1,575,000	897,750

Chesapeake Energy Corp. company guaranty sr. unsec. notes
6 7/8s, 2020	530,000	359,075

Chesapeake Energy Corp. company guaranty sr. unsec. notes
6 5/8s, 2020	1,602,000	1,085,355

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022	1,000,000	1,003,750

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022	1,200,000	1,057,500

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. unsub. notes 6 7/8s, 2023	800,000	704,000

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	1,500,000	503,438

Halcon Resources Corp. 144A company guaranty notes
8 5/8s, 2020	1,405,000	1,211,813

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022	943,000	931,213

Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	510,000	132,600

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/2s, 2019	2,250,000	585,000

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6 7/8s, 2022	1,048,000	893,420

Petrobras Global Finance BV company guaranty sr. unsec. notes
3 7/8s, 2016 (Brazil)	2,275,000	2,269,313

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 6 1/4s, 2024 (Brazil)	550,000	441,386

Petroleos de Venezuela SA company guaranty sr. unsec. notes
Ser. REGS, 8 1/2s, 2017 (Venezuela)	333,333	203,333

Petroleos de Venezuela SA sr. unsec. notes 5 1/8s,
2016 (Venezuela)	2,700,000	2,025,000

Petroleos de Venezuela SA 144A company guaranty sr. notes
8 1/2s, 2017 (Venezuela)	999,999	609,999

Samson Investment Co. company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020 (In default) †	2,500,000	6,250

SandRidge Energy, Inc. 144A company guaranty notes
8 3/4s, 2020	2,600,000	1,589,250

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	1,982,000	1,853,170

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	2,000,000	1,760,000

21,114,215
Financials (1.5%)
Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	1,000,000	1,067,500

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB
8 1/8s, 2038	645,000	717,563

HUB International, Ltd. 144A sr. unsec. notes 7 7/8s, 2021	2,375,000	2,369,063

Absolute Return 700 Fund 43

CORPORATE BONDS AND NOTES (11.2%)* cont.	Principal amount	Value

Financials cont.
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 4 7/8s, 2019	$1,430,000	$1,462,604

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657s,
perpetual maturity (United Kingdom)	200,000	224,000

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021	1,500,000	1,372,500

Ocwen Financial Corp. 144A company guaranty sr. unsec. notes
7 1/8s, 2019	900,000	821,250

OneMain Financial Holdings, Inc. 144A company guaranty sr.
unsec. unsub. notes 7 1/4s, 2021	1,000,000	1,045,000

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021	995,000	960,175

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A sr.
unsec. unsub. notes 5.298s, 2017 (Russia)	600,000	606,000

Sberbank of Russia Via SB Capital SA 144A unsec. sub. notes
5 1/8s, 2022 (Russia)	750,000	705,000

Stearns Holdings, Inc. 144A company guaranty sr. notes
9 3/8s, 2020	1,000,000	1,007,500

TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
8 1/2s, 2018	1,000,000	785,000

USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021	1,151,000	1,151,000

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. notes
5.942s, 2023 (Russia)	200,000	190,905

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.902s, 2020 (Russia)	800,000	820,000

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.8s, 2025 (Russia)	250,000	245,000

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)	1,500,000	1,573,875

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds
6.95s, 2022 (Russia)	2,600,000	2,483,000

Wayne Merger Sub, LLC 144A sr. unsec. notes 8 1/4s, 2023	2,370,000	2,355,188

21,962,123
Health care (0.9%)
AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7 7/8s, 2023	2,510,000	2,340,575

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2018	555,000	565,406

Concordia Healthcare Corp. 144A company guaranty sr. unsec.
notes 7s, 2023 (Canada)	2,275,000	1,984,938

Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022	1,250,000	1,082,813

DPx Holdings BV 144A sr. unsec. notes 7 1/2s,
2022 (Netherlands)	870,000	887,400

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A
company guaranty sr. unsec. notes 6s, 2023 (Ireland)	1,875,000	1,879,688

HCA, Inc. sr. notes 6 1/2s, 2020	610,000	683,200

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018	856,000	905,220

Service Corporation International sr. unsec. notes 7s, 2017	185,000	199,452

44 Absolute Return 700 Fund

CORPORATE BONDS AND NOTES (11.2%)* cont.	Principal amount	Value

Health care cont.
Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	$665,000	$709,888

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 3/8s, 2020	2,430,000	2,174,850

13,413,430
Technology (0.6%)
Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	1,000,000	812,500

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	675,000	707,906

Infor US, Inc. 144A sr. unsec. notes 6 1/2s, 2022	2,500,000	2,368,750

Iron Mountain, Inc. 144A company guaranty sr. unsec.
notes 6s, 2020 R	2,465,000	2,612,900

Micron Technology, Inc. 144A sr. unsec. notes 5 1/4s, 2023	950,000	928,141

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	1,400,000	1,172,500

8,602,697
Utilities and power (0.4%)
AES Corp./Virginia (The) sr. unsec. notes 5 1/2s, 2025	1,834,000	1,701,035

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2022	500,000	385,000

EP Energy, LLC/Everest Acquisition Finance, Inc. sr. unsec.
notes 9 3/8s, 2020	1,495,000	1,300,650

NRG Energy, Inc. company guaranty sr. unsec. notes
6 1/4s, 2022	3,000,000	2,760,000

		6,146,685

Total corporate bonds and notes (cost $174,964,254)		$161,129,978

COMMODITY LINKED NOTES (7.7%)* †††	Principal amount	Value

Citigroup, Inc. sr. notes Ser. G, 1-month USD LIBOR less 0.18%, 2016
(Indexed to the CVICF3F0 Index multiplied by 3)	$45,230,000	$45,278,622

Deutsche Bank AG/London 144A notes, 1-month USD LIBOR less
0.16%, 2016 (Indexed to the DB Commodity Backwardation Alpha
22 USD Total Return Index multiplied by 3) (United Kingdom)	5,880,000	6,203,400

Deutsche Bank AG/London 144A sr. unsec. notes, 1-month USD
LIBOR less 0.16%, 2016 (Indexed to the S&P GSCI Total Return Index
multiplied by 3) (United Kingdom)	4,570,000	4,229,078

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2016
(Indexed to the UBSIF3AT Index multiplied by 3) (United Kingdom)	12,962,592	13,089,107

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2016
(Indexed to the S&P GSCI Commodity Index multiplied by 3)
(United Kingdom)	24,670,000	22,394,193

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2016
(Indexed to the UBSIF3AT Index multiplied by 3) (United Kingdom)	12,750,000	12,715,193

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2015
(Indexed to the UBSIF3AT Index multiplied by 3) (United Kingdom)	6,700,000	7,110,643

Total commodity Linked Notes (cost $112,762,592)		$111,020,236

Absolute Return 700 Fund 45

INVESTMENT COMPANIES (7.0%)*	Shares	Value

Consumer Discretionary Select Sector SPDR Fund	213,600	$17,295,192

Consumer Staples Select Sector SPDR Fund	336,200	16,769,656

Health Care Select Sector SPDR Fund	239,500	17,085,930

Industrial Select Sector SPDR Fund	318,000	17,257,860

Utility Select Sector SPDR Fund	729,700	31,924,375

Total investment companies (cost $95,019,231)		$100,333,013

SENIOR LOANS (3.4%)* [c]	Principal amount	Value

Basic materials (0.3%)
AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B1,
4 1/2s, 2019 (Luxembourg)	$610,093	$609,711

AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B2,
4 1/2s, 2019 (Luxembourg)	316,548	316,350

Builders FirstSource, Inc. bank term loan FRN 6s, 2022	2,522,000	2,504,661

KP Germany Erste GmbH bank term loan FRN 5s,
2020 (Germany)	698,847	698,847

KP Germany Erste GmbH bank term loan FRN 5s,
2020 (Germany)	298,653	298,653

4,428,222
Communication services (0.2%)
Asurion, LLC bank term loan FRN 8 1/2s, 2021	2,090,000	1,876,298

Asurion, LLC bank term loan FRN Ser. B2, 4 1/4s, 2020	651,993	607,331

Consumer cyclicals (1.9%)		2,483,629
Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11s, 2017	1,850,305	1,686,090

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B7, 11 1/2s, 2017	1,393,000	1,238,899

Caesars Growth Properties Holdings, LLC bank term loan FRN
6 1/4s, 2021	834,438	735,870

CBAC Borrower, LLC bank term loan FRN Ser. B, 8 1/4s, 2020	1,500,000	1,410,000

DBP Holding Corp. bank term loan FRN Ser. B, 5 1/4s, 2019	2,900,000	2,460,157

Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	1,957,242	1,306,948

Golden Nugget, Inc. bank term loan FRN Ser. B, 5 1/2s, 2019	583,406	584,136

Golden Nugget, Inc. bank term loan FRN Ser. DD, 5 1/2s, 2019	250,031	250,344

iHeartCommunications, Inc. bank term loan FRN Ser. D,
6.948s, 2019	1,617,000	1,352,506

JC Penney Corp., Inc. bank term loan FRN 6s, 2018	982,412	978,482

JC Penney Corp., Inc. bank term loan FRN 5s, 2019	1,748,052	1,738,001

Jo-Ann Stores, Inc. bank term loan FRN Ser. B, 4s, 2018	543,489	524,467

MGM Resorts International bank term loan FRN Ser. B,
3 1/2s, 2019	972,500	970,069

Navistar, Inc. bank term loan FRN Ser. B, 6 1/2s, 2020	1,500,000	1,450,001

ROC Finance, LLC bank term loan FRN 5s, 2019	2,060,109	1,936,502

Sabre GLBL, Inc. bank term loan FRN Ser. B, 4s, 2019	1,701,875	1,700,173

Scientific Games International, Inc. bank term loan FRN
Ser. B2, 6s, 2021	1,985,000	1,937,856

Station Casinos, LLC bank term loan FRN Ser. B, 4 1/4s, 2020	1,132,828	1,132,220

Talbots, Inc. (The) bank term loan FRN 9 1/2s, 2021	2,100,000	2,052,750

46 Absolute Return 700 Fund

SENIOR LOANS (3.4%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
Travelport Finance Sarl bank term loan FRN Ser. B, 5 3/4s,
2021 (Luxembourg)	$753,280	$747,316

Yonkers Racing Corp. bank term loan FRN 4 1/4s, 2019	941,215	912,586

27,105,373
Consumer staples (0.3%)
Del Monte Foods, Inc. bank term loan FRN 8 1/4s, 2021	1,000,000	900,000

Hostess Brands, LLC bank term loan FRN 8 1/2s, 2023	1,995,000	1,997,494

Rite Aid Corp. bank term loan FRN 4 7/8s, 2021	2,000,000	2,001,876

4,899,370
Energy (0.1%)
Fieldwood Energy, LLC bank term loan FRN 8 3/8s, 2020	1,060,000	385,310

Offshore Group Investment, Ltd. bank term loan FRN Ser. B, 5s,
2017 (Cayman Islands)	886,342	249,653

Tervita Corp. bank term loan FRN Ser. B, 6 1/4s, 2018 (Canada)	388,261	300,902

935,865
Financials (0.4%)
Altisource Solutions Sarl bank term loan FRN Ser. B, 4 1/2s,
2020 (Luxembourg)	1,945,112	1,736,013

Capital Automotive LP bank term loan FRN 6s, 2020	2,000,000	1,995,000

Walter Investment Management Corp. bank term loan FRN
Ser. B, 4 3/4s, 2020	1,395,445	1,281,483

5,012,496
Health care (0.1%)
Kinetic Concepts, Inc. bank term loan FRN 4 1/2s, 2018	1,314,674	1,314,017

1,314,017
Technology (0.1%)
Avaya, Inc. bank term loan FRN Ser. B6, 6 1/2s, 2018	1,461,118	1,215,168

Infor US, Inc. bank term loan FRN Ser. B5, 3 3/4s, 2020	594,900	578,210

1,793,378
Transportation (—%)
Livingston International, Inc. bank term loan FRN 9s,
2020 (Canada)	341,087	306,978

306,978
Utilities and power (—%)
Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.683s, 2017	848,159	286,784

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.683s, 2017	8,705	2,943

		289,727

Total senior loans (cost $53,107,200)		$48,569,055

WARRANTS (1.5%)* †	Expiration	Strike
	date	price	Warrants	Value

Bharat Petroleum Corp., Ltd. 144A (India)	3/9/18	$0.00	209,975	$2,799,131

Ceat, Ltd. 144A (India)	8/15/16	0.00	32,713	541,445

Hindustan Zinc. Ltd. 144A (India)	10/27/17	0.00	919,925	2,212,352

Indian Oil Corp., Ltd. 144A (India)	8/25/17	0.00	436,747	2,671,813

Infosys, Ltd. 144A (India)	10/10/16	0.00	115,936	2,014,531

Kweichow Moutai Co., Ltd. 144A (China)	4/13/16	0.00	54,265	1,836,034

Power Finance Corp., Ltd. 144A (India)	3/9/18	0.00	659,337	2,419,603

Rural Electrification Corp., Ltd. 144A (India)	3/6/17	0.00	567,140	2,166,319

Absolute Return 700 Fund 47

WARRANTS (1.5%)* † cont.	Expiration	Strike
	date	price	Warrants	Value

Shanghai Pudong Development Bank Co., Ltd.
144A (China)	10/6/17	$0.00	564,200	$1,462,856

Tata Chemicals, Ltd. 144A (India)	7/16/16	0.00	129,562	809,849

Wipro, Ltd. 144A (India)	10/6/17	0.00	25,224	221,127

YES Bank, Ltd. 144A (India)	8/15/16	0.00	148,514	1,724,235

Total warrants (cost $22,262,410)				$20,879,295

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (1.0%)*	Principal amount	Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)	$998,000	$990,515

Buenos Aires (Province of) 144A sr. unsec. unsub. notes
10 7/8s, 2021 (Argentina)	1,155,000	1,215,638

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.95s,
2021 (Argentina)	4,429,748	4,547,136

Croatia (Republic of) 144A sr. unsec. notes 6 1/4s,
2017 (Croatia)	475,000	497,088

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s,
2021 (Croatia)	220,000	236,775

Russia (Federation of) 144A sr. notes 5 5/8s, 2042 (Russia)	1,200,000	1,197,000

Venezuela (Bolivarian Republic of) unsec. bonds 5 3/4s,
2016 (Venezuela)	5,900,000	5,383,750

Total foreign government and agency bonds and notes (cost $13,639,080)		$14,067,902

ASSET-BACKED SECURITIES (0.5%)*	Principal amount	Value

Station Place Securitization Trust
FRB Ser. 15-4, Class A, 1.402s, 2017	$3,855,000	$3,855,000
FRB Ser. 15-2, Class A, 1.235s, 2017	2,622,000	2,622,000

Total asset-backed securities (cost $6,477,000)		$6,477,000

PURCHASED SWAP OPTIONS OUTSTANDING (0.0%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
(1.548)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/1.548	$39,450,000	$197

Citibank, N.A.
(2.087)/3 month USD-LIBOR-BBA/May-18	May-16/2.087	14,863,700	5,054

Credit Suisse International
(2.915)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.915	1,860,700	109,074

(3.315)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/3.315	1,860,700	60,316

Goldman Sachs International
2.0775/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.0775	13,468,800	85,392

0.90/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.90	35,061,700	52,593

1.36/3 month USD-LIBOR-BBA/Nov-20	Nov-15/1.36	33,063,000	34,716

(2.82)/3 month USD-LIBOR-BBA/Jan-46	Jan-16/2.82	2,475,800	32,879

1.285/3 month USD-LIBOR-BBA/Nov-20	Nov-15/1.285	33,063,000	17,193

(2.18625)/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.18625	14,863,700	3,865

(2.5025)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.5025	13,468,800	1,347

48 Absolute Return 700 Fund

PURCHASED SWAP OPTIONS OUTSTANDING (0.0%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date cont.	date/strike	amount	Value

JPMorgan Chase Bank N.A.
(2.148)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.148	$16,531,400	$85,302

0.98/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.98	15,271,500	35,888

1.898/3 month USD-LIBOR-BBA/Nov-25	Nov-15/1.898	16,531,400	30,748

Total purchased swap options outstanding (cost $1,004,436)			$554,564

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.5%)*	strike price	amount	Value

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/$100.98	$1,000,000	$5,482

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/100.86	1,000,000	4,851

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/100.66	1,000,000	4,207

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/100.50	1,000,000	3,584

SPDR S&P 500 ETF Trust (Put)	Oct-16/173.00	325,990	1,802,725

SPDR S&P 500 ETF Trust (Put)	Sep-16/168.00	339,558	1,453,308

SPDR S&P 500 ETF Trust (Put)	Aug-16/165.00	334,131	1,094,603

SPDR S&P 500 ETF Trust (Put)	Jul-16/165.00	334,131	941,494

SPDR S&P 500 ETF Trust (Put)	Jun-16/165.00	334,131	818,624

SPDR S&P 500 ETF Trust (Put)	May-16/163.00	337,316	647,647

Total purchased options outstanding (cost $13,832,568)			$6,776,525

SHORT-TERM INVESTMENTS (12.7%)*	Principal amount/shares		Value

Putnam Money Market Liquidity Fund 0.11% L	Shares	1	$1

Putnam Short Term Investment Fund 0.15% L	Shares	115,794,966	115,794,966

SSgA Prime Money Market Fund Class N 0.09% P	Shares	1,840,000	1,840,000

U.S. Treasury Bills 0.13%, April 21, 2016 Δ		$365,000	364,649

U.S. Treasury Bills 0.07%, April 14, 2016 # Δ §		14,350,000	14,338,147

U.S. Treasury Bills 0.07%, April 7, 2016 # Δ		9,946,000	9,939,058

U.S. Treasury Bills 0.12%, February 18, 2016 # Δ §		14,368,000	14,364,825

U.S. Treasury Bills 0.15%, February 11, 2016 # Δ §		11,676,000	11,673,338

U.S. Treasury Bills 0.03%, February 4, 2016 # Δ		4,438,000	4,436,775

U.S. Treasury Bills 0.09%, January 14, 2016 # Δ §		9,765,000	9,763,389

Total short-term investments (cost $182,523,046)			$182,515,148

TOTAL INVESTMENTS

Total investments (cost $1,965,781,448)			$1,951,477,825

Absolute Return 700 Fund 49

Key to holding’s currency abbreviations
EUR	Euro
GBP	British Pound

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
NVDR	Non-voting Depository Receipts
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2014 through October 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,438,797,084.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

50 Absolute Return 700 Fund

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $949,999,457 to cover certain derivative contracts and delayed delivery securities .

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 10/31/15 (aggregate face value $170,374,273)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	British Pound	Sell	12/16/15	$134,247	$133,333	$(914)

	Canadian Dollar	Sell	1/20/16	586,341	579,034	(7,307)

	Euro	Sell	12/16/15	2,504,515	2,578,799	74,284

	Japanese Yen	Buy	11/18/15	2,423,003	2,425,635	(2,632)

	Japanese Yen	Sell	11/18/15	2,423,003	2,358,454	(64,549)

	Mexican Peso	Buy	1/20/16	1,741,784	1,688,518	53,266

	New Taiwan Dollar	Buy	11/18/15	39,350	103,960	(64,610)

	New Zealand Dollar	Buy	1/20/16	135,413	128,040	7,373

	Norwegian Krone	Sell	12/16/15	1,833,073	1,851,028	17,955

	Swedish Krona	Sell	12/16/15	1,476,101	1,482,292	6,191

Barclays Bank PLC
	Australian Dollar	Buy	1/20/16	1,532,947	1,537,965	(5,018)

	British Pound	Buy	12/16/15	5,017,840	4,983,282	34,558

	Euro	Buy	12/16/15	278,952	308,124	(29,172)

	Japanese Yen	Buy	11/18/15	4,142,293	4,116,671	25,622

	Japanese Yen	Sell	11/18/15	4,142,293	4,138,833	(3,460)

	Mexican Peso	Buy	1/20/16	1,972,255	1,909,802	62,453

	New Zealand Dollar	Buy	1/20/16	844,328	785,395	58,933

	Norwegian Krone	Buy	12/16/15	256,202	285,547	(29,345)

	Singapore Dollar	Buy	11/18/15	2,257,234	2,248,106	9,128

	Singapore Dollar	Sell	11/18/15	2,257,234	2,290,487	33,253

	Swedish Krona	Buy	12/16/15	336,025	398,783	(62,758)

Citibank, N.A.
	British Pound	Sell	12/16/15	1,111,274	1,103,548	(7,726)

	Canadian Dollar	Sell	1/20/16	1,775,001	1,754,370	(20,631)

	Euro	Sell	12/16/15	3,108,744	3,199,991	91,247

Absolute Return 700 Fund 51

FORWARD CURRENCY CONTRACTS at 10/31/15 (aggregate face value $170,374,273) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.
	Japanese Yen	Buy	11/18/15	$1,483,318	$1,443,837	$39,481

	Japanese Yen	Sell	11/18/15	1,483,318	1,484,915	1,597

	Mexican Peso	Buy	1/20/16	2,030,284	1,972,582	57,702

	Norwegian Krone	Buy	12/16/15	1,242,611	1,281,692	(39,081)

	Swedish Krona	Sell	12/16/15	1,983,133	2,016,873	33,740

Credit Suisse International
	Australian Dollar	Buy	1/20/16	68,904	68,038	866

	British Pound	Buy	12/16/15	2,116,044	2,101,394	14,650

	Canadian Dollar	Buy	1/20/16	1,027,129	1,016,451	10,678

	Euro	Sell	12/16/15	1,953,102	2,013,930	60,828

	Indian Rupee	Buy	11/18/15	2,035,996	2,034,902	1,094

	Japanese Yen	Buy	11/18/15	5,646,055	5,617,472	28,583

	Japanese Yen	Sell	11/18/15	5,646,055	5,658,683	12,628

	New Zealand Dollar	Buy	1/20/16	447,785	423,593	24,192

	Norwegian Krone	Sell	12/16/15	921,757	936,790	15,033

	Singapore Dollar	Buy	11/18/15	1,991,765	1,984,151	7,614

	Singapore Dollar	Sell	11/18/15	1,991,765	2,018,550	26,785

	Swedish Krona	Buy	12/16/15	3,293,571	3,348,979	(55,408)

Deutsche Bank AG
	British Pound	Sell	12/16/15	12,484	12,398	(86)

	Czech Koruna	Sell	12/16/15	2,015,134	2,062,349	47,215

	Euro	Buy	12/16/15	393,173	395,251	(2,078)

	Japanese Yen	Buy	11/18/15	2,551,662	2,554,484	(2,822)

	Japanese Yen	Sell	11/18/15	2,551,662	2,483,974	(67,688)

	Norwegian Krone	Buy	12/16/15	261,789	269,960	(8,171)

	Polish Zloty	Sell	12/16/15	1,655,223	1,683,906	28,683

	Swedish Krona	Sell	12/16/15	2,945,384	2,996,492	51,108

Goldman Sachs International
	Australian Dollar	Buy	1/20/16	305,240	301,420	3,820

	British Pound	Buy	12/16/15	1,915,984	1,902,936	13,048

	Canadian Dollar	Buy	1/20/16	546,819	555,034	(8,215)

	Euro	Sell	12/16/15	745,852	773,093	27,241

	Japanese Yen	Sell	11/18/15	1,374,595	1,337,964	(36,631)

	Norwegian Krone	Sell	12/16/15	1,027,702	1,059,711	32,009

	Swedish Krona	Buy	12/16/15	991,613	1,001,147	(9,534)

HSBC Bank USA, National Association
	British Pound	Sell	12/16/15	1,236,427	1,227,863	(8,564)

	Canadian Dollar	Sell	1/20/16	188,592	186,369	(2,223)

	Euro	Buy	12/16/15	143,602	147,821	(4,219)

	Japanese Yen	Buy	11/18/15	893,878	894,866	(988)

	Japanese Yen	Sell	11/18/15	893,878	870,237	(23,641)

	Swedish Krona	Sell	12/16/15	880,128	895,450	15,322

52 Absolute Return 700 Fund

FORWARD CURRENCY CONTRACTS at 10/31/15 (aggregate face value $170,374,273) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/20/16	$1,027,671	$1,018,872	$8,799

	British Pound	Buy	12/16/15	1,389,323	1,379,998	9,325

	Canadian Dollar	Sell	1/20/16	340,793	319,542	(21,251)

	Euro	Sell	12/16/15	979,578	970,918	(8,660)

	Indian Rupee	Buy	11/18/15	2,032,107	2,028,077	4,030

	Japanese Yen	Buy	11/18/15	2,698,100	2,614,647	83,453

	Japanese Yen	Sell	11/18/15	2,698,100	2,756,870	58,770

	Mexican Peso	Buy	1/20/16	452,415	438,668	13,747

	New Taiwan Dollar	Sell	11/18/15	1,920,918	1,960,599	39,681

	New Zealand Dollar	Buy	1/20/16	1,029,299	973,575	55,724

	Norwegian Krone	Sell	12/16/15	858,849	858,143	(706)

	Singapore Dollar	Buy	11/18/15	2,167,341	2,160,872	6,469

	Singapore Dollar	Sell	11/18/15	2,167,341	2,196,237	28,896

	South Korean Won	Buy	11/18/15	2,103,523	2,036,624	66,899

	South Korean Won	Sell	11/18/15	2,103,523	2,029,353	(74,170)

	Swedish Krona	Buy	12/16/15	525,871	493,729	32,142

Royal Bank of Scotland PLC (The)
	British Pound	Buy	12/16/15	720,247	701,223	19,024

	Canadian Dollar	Buy	1/20/16	1,183,843	1,208,284	(24,441)

	Euro	Sell	12/16/15	2,780,054	2,814,547	34,493

	Japanese Yen	Sell	11/18/15	1,761,932	1,795,385	33,453

	New Zealand Dollar	Buy	1/20/16	255,405	277,981	(22,576)

	Norwegian Krone	Sell	12/16/15	19,500	20,051	551

	Singapore Dollar	Buy	11/18/15	1,012,220	999,507	12,713

	Singapore Dollar	Sell	11/18/15	1,012,220	1,027,042	14,822

	South Korean Won	Buy	11/18/15	2,103,855	2,020,169	83,686

	South Korean Won	Sell	11/18/15	2,103,855	2,034,912	(68,943)

	Swedish Krona	Sell	12/16/15	2,526,615	2,524,926	(1,689)

State Street Bank and Trust Co.
	British Pound	Buy	12/16/15	230,732	229,131	1,601

	Canadian Dollar	Sell	1/20/16	906,268	880,993	(25,275)

	Euro	Buy	12/16/15	1,704,632	1,806,091	(101,459)

	Hungarian Forint	Buy	12/16/15	1,711,394	1,715,972	(4,578)

	Japanese Yen	Buy	11/18/15	2,251,806	2,233,772	18,034

	Japanese Yen	Sell	11/18/15	2,251,806	2,253,771	1,965

	Norwegian Krone	Sell	12/16/15	1,525,781	1,573,466	47,685

	Singapore Dollar	Buy	11/18/15	3,092,951	3,072,631	20,320

	Singapore Dollar	Sell	11/18/15	3,092,951	3,138,679	45,728

	Swedish Krona	Buy	12/16/15	776,552	790,042	(13,490)

Absolute Return 700 Fund 53

FORWARD CURRENCY CONTRACTS at 10/31/15 (aggregate face value $170,374,273) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG
	Australian Dollar	Buy	1/20/16	$1,002,667	$1,035,211	$(32,544)

	Swedish Krona	Buy	12/16/15	995,374	1,045,956	(50,582)

WestPac Banking Corp.
	Australian Dollar	Buy	1/20/16	328,682	324,616	4,066

	Canadian Dollar	Sell	1/20/16	680,294	672,099	(8,195)

	Euro	Sell	12/16/15	1,662,156	1,710,996	48,840

	Japanese Yen	Sell	11/18/15	2,737,629	2,731,421	(6,208)

	South Korean Won	Buy	11/18/15	2,108,302	2,042,162	66,140

	South Korean Won	Sell	11/18/15	2,108,302	2,030,959	(77,343)

Total						$779,655

FUTURES CONTRACTS OUTSTANDING at 10/31/15
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

DAX Index (Long)	2	$594,883	Dec-15	$39,389

Euro STOXX 50 Index (Long)	626	23,425,609	Dec-15	1,618,556

Euro-CAC 40 Index (Short)	21	1,130,501	Nov-15	(67,026)

FTSE 100 Index (Long)	23	2,240,869	Dec-15	91,948

S&P 500 Index E-Mini (Long)	42	4,354,770	Dec-15	23,661

S&P 500 Index E-Mini (Short)	2,525	261,804,625	Dec-15	(13,153,347)

S&P Mid Cap 400 Index
E-Mini (Long)	428	61,691,920	Dec-15	1,759,327

SPI 200 Index (Short)	26	2,426,964	Dec-15	(106,692)

Tokyo Price Index (Long)	85	10,978,081	Dec-15	940,058

U.S. Treasury Bond 30 yr (Long)	11	1,720,813	Dec-15	916

U.S. Treasury Bond Ultra
30 yr (Short)	84	13,419,000	Dec-15	(59,338)

U.S. Treasury Note 2 yr (Short)	28	6,122,375	Dec-15	806

U.S. Treasury Note 5 yr (Short)	371	44,435,946	Dec-15	(60,802)

U.S. Treasury Note 10 yr (Long)	292	37,284,750	Dec-15	177,401

U.S. Treasury Note 10 yr (Short)	7	893,813	Dec-15	(4,201)

Total				$(8,799,344)

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/15 (premiums $2,771,131)
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
1.798/3 month USD-LIBOR-BBA/Dec-17	Dec-15/1.798	$39,450,000	$39

1.278/3 month USD-LIBOR-BBA/Dec-17	Dec-15/1.278	9,862,500	493

Citibank, N.A.
2.587/3 month USD-LIBOR-BBA/May-18	May-16/2.587	14,863,700	1,040

2.387/3 month USD-LIBOR-BBA/May-18	May-16/2.387	14,863,700	1,932

54 Absolute Return 700 Fund

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/15 (premiums $2,771,131) cont.
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
2.515/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.515	$1,860,700	$178,679

Goldman Sachs International
2.58625/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.58625	29,727,400	2,081

(1.885)/3 month USD-LIBOR-BBA/Jan-46	Jan-16/1.885	2,475,800	5,595

2.29/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.29	6,734,400	7,677

(0.725)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.725	35,061,700	13,675

(0.8125)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.8125	35,061,700	28,751

(1.435)/3 month USD-LIBOR-BBA/Nov-20	Nov-15/1.435	33,063,000	64,473

(2.29)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.29	6,734,400	135,563

JPMorgan Chase Bank N.A.
(0.83)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.83	15,271,500	12,828

(0.905)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.905	15,271,500	22,755

(2.023)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.023	8,265,700	40,338

2.023/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.023	8,265,700	91,253

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	9,893,000	1,269,826

Total			$1,876,998

WRITTEN OPTIONS OUTSTANDING at 10/31/15 (premiums $375,089)
	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/$99.98	$1,000,000	$2,071

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.92	1,000,000	1,928

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.86	1,000,000	1,791

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.77	1,000,000	1,604

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.19	1,000,000	787

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.03	1,000,000	645

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/98.98	1,000,000	607

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/98.86	1,000,000	516

SPDR S&P 500 ETF Trust (Call)	Nov-15/215.00	301,030	81,278

SPDR S&P 500 ETF Trust (Call)	Nov-15/215.00	301,030	69,237

SPDR S&P 500 ETF Trust (Call)	Nov-15/210.00	301,842	304,860

SPDR S&P 500 ETF Trust (Call)	Nov-15/209.00	281,712	245,089

Total			$710,413

Absolute Return 700 Fund 55

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/15
Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/	Expiration	Contract	receivable/	appreciation/
Floating rate index/Maturity date	date/strike	amount	(payable)	(depreciation)

Bank of America N.A.
2.00/3 month USD-LIBOR-BBA/
Nov-25 (Purchased)	Nov-15/2.00	$16,531,400	$(66,126)	$4,959

(2.238)/3 month USD-LIBOR-BBA/
Nov-25 (Purchased)	Nov-15/2.238	16,531,400	(66,126)	(19,507)

2.119/3 month USD-LIBOR-BBA/
Nov-25 (Written)	Nov-15/2.119	8,265,700	66,126	14,242

(2.119)/3 month USD-LIBOR-BBA/
Nov-25 (Written)	Nov-15/2.119	8,265,700	66,126	(10,324)

Citibank, N.A.
1.475/3 month USD-LIBOR-BBA/
Nov-20 (Purchased)	Nov-15/1.475	16,531,400	(43,808)	827

1.399/3 month USD-LIBOR-BBA/
Nov-20 (Purchased)	Nov-15/1.399	16,531,400	(24,797)	496

(1.551)/3 month USD-LIBOR-BBA/
Nov-20 (Written)	Nov-15/1.551	16,531,400	68,605	(4,133)

JPMorgan Chase Bank N.A.
2.117/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.117	1,313,825	(32,193)	(250)

2.035/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.035	1,313,825	(33,383)	(4,966)

1.00/3 month USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	2,816,100	(18,620)	(7,432)

(3.035)/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.035	1,313,825	(34,958)	(17,033)

1.00/3 month USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	5,632,100	(39,566)	(17,172)

(3.117)/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.117	1,313,825	(36,787)	(21,162)

2.655/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.655	5,754,600	38,124	30,649

2.56/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.56	5,754,600	36,787	27,910

(1.00)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	11,264,200	36,045	3,830

(1.00)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	5,632,100	17,245	1,295

(1.56)/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.56	5,754,600	33,131	(8,977)

(1.655)/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.655	5,754,600	32,801	(15,250)

Total			$(1,374)	$(41,998)

56 Absolute Return 700 Fund

TBA SALE COMMITMENTS OUTSTANDING at 10/31/15 (proceeds receivable $256,973,555)
	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 5 1/2s,
November 1, 2045	$1,000,000	11/12/15	$1,117,188

Federal National Mortgage Association, 4s,
November 1, 2045	1,000,000	11/12/15	1,064,609

Federal National Mortgage Association, 3 1/2s,
November 1, 2045	28,000,000	11/12/15	29,144,063

Federal National Mortgage Association, 3s,
December 1, 2045	2,000,000	12/10/15	2,017,344

Federal National Mortgage Association, 3s,
November 1, 2045	220,000,000	11/12/15	222,389,068

Total			$255,732,272

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/15
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$3,271,000	$(17,033)	9/30/25	3 month USD-	2.1575%	$19,215
			LIBOR-BBA

3,271,000	44,789	9/30/25	2.3975%	3 month USD-	(64,365)
				LIBOR-BBA

3,271,000	(28,808)	9/30/25	3 month USD-	2.2775%	43,892
			LIBOR-BBA

13,468,800	(78,970)	10/9/25	3 month USD-	2.155%	58,430
			LIBOR-BBA

6,734,400	78,704	10/9/25	2.3225%	3 month USD-	(94,672)
				LIBOR-BBA

6,734,400	(44,664)	10/28/25	3 month USD-	2.055%	(46,870)
			LIBOR-BBA

3,367,200	42,908	10/28/25	2.235%	3 month USD-	(12,181)
				LIBOR-BBA

13,468,800	(97,153)	10/28/25	3 month USD-	2.0775%	(73,472)
			LIBOR-BBA

6,734,400	93,519	10/28/25	2.2625%	3 month USD-	(33,826)
				LIBOR-BBA

6,734,400	(43,863)	10/29/25	3 month USD-	2.12%	(5,174)
			LIBOR-BBA

3,367,200	43,729	10/29/25	2.31%	3 month USD-	(34,960)
				LIBOR-BBA

10,101,600	(63,776)	10/27/25	3 month USD-	2.07125%	(51,224)
			LIBOR-BBA

5,050,800	63,573	10/27/25	2.25%	3 month USD-	(26,402)
				LIBOR-BBA

276,632,000 E	1,407,996	12/16/17	1.25%	3 month USD-	(417,221)
				LIBOR-BBA

20,289,000 E	122,931	12/16/25	2.35%	3 month USD-	(358,284)
				LIBOR-BBA

5,050,800	41,855	9/29/25	2.235%	3 month USD-	(50,488)
				LIBOR-BBA

Absolute Return 700 Fund 57

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$1,683,600	$33,615	9/29/45	2.703%	3 month USD-	$(33,160)
				LIBOR-BBA

96,736,000 E	101,858	12/16/20	1.70%	3 month USD-	(603,638)
				LIBOR-BBA

23,255,000 E	25,197	12/16/45	3 month USD-	2.70%	810,332
			LIBOR-BBA

7,154,000	(94)	9/29/25	2.162%	3 month USD-	(82,400)
				LIBOR-BBA

3,639,000	(48)	9/30/25	2.07%	3 month USD-	(10,802)
				LIBOR-BBA

3,041,000	(40)	10/28/25	2.013%	3 month USD-	12,796
				LIBOR-BBA

1,010,200	(13)	10/28/25	2.044%	3 month USD-	1,348
				LIBOR-BBA

Total	$1,726,212				$(1,053,126)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
baskets	2,542,788	$—	5/31/16	(3 month USD-	A basket	$19,932,073
				LIBOR-BBA plus	(MLTRFCF6) of
				0.10%)	common stocks

units	63,936	—	5/31/16	3 month USD-	Russell 1000 Total	(19,054,328)
				LIBOR-BBA minus	Return Index
				7 bp

units	1,672	—	5/31/16	3 month USD-	Russell 1000 Total	(498,293)
				LIBOR-BBA minus	Return Index
				0.07%

Barclays Bank PLC
	$275,054	—	1/12/40	5.00% (1 month	Synthetic MBX Index	693
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	605,890	—	1/12/42	4.00% (1 month	Synthetic TRS Index	1,265
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	970,460	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,690)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	889,538	—	1/12/40	5.00% (1 month	Synthetic MBX Index	2,240
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	826,771	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,340
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

58 Absolute Return 700 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$2,242,040	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$5,033
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,465,058	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,292)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

472,906	—	1/12/40	4.00% (1 month	Synthetic MBX Index	352
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

325,757	—	1/12/41	5.00% (1 month	Synthetic MBX Index	922
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

211,373	—	1/12/39	6.00% (1 month	Synthetic TRS Index	334
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,171,234	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,780)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,722,025	—	1/12/41	5.00% (1 month	Synthetic MBX Index	7,705
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

836,459	—	1/12/40	4.00% (1 month	Synthetic MBX Index	623
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

97,678	—	1/12/40	4.00% (1 month	Synthetic TRS Index	219
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

29,056	—	1/12/38	6.50% (1 month	Synthetic TRS Index	72
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

187,310	—	1/12/41	5.00% (1 month	Synthetic MBX Index	530
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,954,541	—	1/12/41	5.00% (1 month	Synthetic MBX Index	5,532
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

3,702,608	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(6,446)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

3,097,115	—	1/12/40	4.00% (1 month	Synthetic MBX Index	2,308
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

916,427	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,595)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

4,872,135	—	1/12/40	4.50% (1 month	Synthetic MBX Index	5,665
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Absolute Return 700 Fund 59

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$3,228,152	$—	1/12/40	4.50% (1 month	Synthetic MBX Index	$3,754
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

248,178	—	1/12/40	5.00% (1 month	Synthetic MBX Index	625
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

6,879	—	1/12/40	4.50% (1 month	Synthetic MBX Index	8
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

9,624,162	—	1/12/41	5.00% (1 month	Synthetic MBX Index	27,242
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

240,808	—	1/12/40	5.00% (1 month	Synthetic MBX Index	606
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

781,380	—	1/12/40	5.00% (1 month	Synthetic MBX Index	1,968
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

566,365	—	1/12/40	5.00% (1 month	Synthetic MBX Index	1,426
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,799,674	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,874)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

970,927	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(2,651)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

408,207	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,199)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

204,104	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(600)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

204,104	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(600)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

409,605	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,203)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,063,903	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(3,125)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

409,605	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,203)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

873,344	—	1/12/41	5.00% (1 month	Synthetic TRS Index	1,466
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

60 Absolute Return 700 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$553,638	$—	1/12/41	5.00% (1 month	Synthetic TRS Index	$929
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	686,865	—	1/12/38	6.50% (1 month	Synthetic TRS Index	1,693
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	817,873	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(2,403)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	923,847	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(1,983)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	608,295	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,059)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	320,219	—	1/12/41	5.00% (1 month	Synthetic MBX Index	906
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	1,886,008	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,284)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	1,415,046	(9,065)	1/12/43	(3.50%) 1 month	Synthetic TRS Index	(5,526)
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

Citibank, N.A.
	1,090,308	—	1/12/41	5.00% (1 month	Synthetic MBX Index	3,086
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	516,976	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,463
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

baskets	590	—	12/17/15	(3 month USD-	A basket	2,968,752
				LIBOR-BBA plus	(CGPUTQL2) of
				0.42%)	common stocks

baskets	636,371	—	11/10/15	3 month USD-	A basket	(1,041,219)
				LIBOR-BBA minus	(CGPUTS39) of
				0.45%	common stocks

units	106,667	—	3/18/16	3 month USD-	MSCI Emerging	(869,192)
				LIBOR-BBA minus	Markets TR Net USD
				0.15%

units	48,917	—	10/17/16	3 month USD-	MSCI Emerging	362,763
				LIBOR-BBA minus	Markets TR Net USD
				0.30%

units	12,794	—	12/17/15	3 month USD-	Russell 1000 Total	(2,960,151)
				LIBOR-BBA plus	Return Index
				0.15%

units	790	—	12/17/15	3 month USD-	Russell 1000 Total	(182,783)
				LIBOR-BBA plus	Return Index
				0.15%

Absolute Return 700 Fund 61

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International
$651,514	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$1,844
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,669,611	—	1/12/41	5.00% (1 month	Synthetic TRS Index	2,802
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

1,726,186	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(3,705)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

1,438,868	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(3,088)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

3,492,178	—	1/12/41	5.00% (1 month	Synthetic MBX Index	5,861
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

954,508	—	1/12/41	4.00% (1 month	Synthetic TRS Index	2,143
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,889,001	—	1/12/44	3.50% (1 month	Synthetic TRS Index	2,561
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

896,855	—	1/12/44	3.50% (1 month	Synthetic TRS Index	1,216
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

2,024,934	—	1/12/43	3.50% (1 month	Synthetic TRS Index	4,644
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

2,830,092	—	1/12/43	3.50% (1 month	Synthetic TRS Index	6,490
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

129,066	—	1/12/43	3.50% (1 month	Synthetic TRS Index	296
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

2,106,935	—	1/12/41	4.00% (1 month	Synthetic TRS Index	4,730
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

6,316,432	39,478	1/12/45	4.00% (1 month	Synthetic TRS Index	49,307
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,545,781	32,672	1/12/45	4.00% (1 month	Synthetic TRS Index	39,747
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

62 Absolute Return 700 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Deutsche Bank AG
baskets	547,558	$—	8/8/16	3 month USD-	A basket	$3,385,409
				LIBOR-BBA minus	(DBCTPS9P) of
				0.45%	common stocks

baskets	547,558	—	8/8/16	(3 month USD-	A basket	(2,144,182)
				LIBOR-BBA plus	(DBCTPL9P) of
				0.31%)	common stocks

Goldman Sachs International
	$738,827	—	1/12/38	6.50% (1 month	Synthetic TRS Index	1,821
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	569,951	—	1/12/38	6.50% (1 month	Synthetic TRS Index	1,405
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	1,837,105	—	1/12/39	6.00% (1 month	Synthetic TRS Index	2,901
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	1,028,007	—	1/12/38	6.50% (1 month	Synthetic TRS Index	2,533
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	1,504,126	—	1/12/42	4.00% (1 month	Synthetic TRS Index	3,141
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,504,126	—	1/12/42	4.00% (1 month	Synthetic TRS Index	3,141
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	755,834	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,316)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	283,971	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(494)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	291,129	—	1/12/40	4.00% (1 month	Synthetic TRS Index	654
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	8,062	—	1/12/39	6.00% (1 month	Synthetic TRS Index	13
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	711,430	—	1/12/39	6.00% (1 month	Synthetic TRS Index	1,123
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	1,035,412	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,803)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	53,719	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(94)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

Absolute Return 700 Fund 63

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$143,209	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(249)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

18,890	—	1/12/38	6.50% (1 month	Synthetic TRS Index	47
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

809,679	—	1/12/38	6.50% (1 month	Synthetic TRS Index	1,995
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,455,797	—	1/12/42	4.00% (1 month	Synthetic TRS Index	5,128
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,275,179	—	1/12/42	4.00% (1 month	Synthetic TRS Index	4,751
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,334,735	—	1/12/39	6.00% (1 month	Synthetic TRS Index	2,107
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,126,431	—	1/12/41	4.50% (1 month	Synthetic TRS Index	2,826
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

156,862	—	1/12/41	4.00% (1 month	Synthetic TRS Index	352
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,501,161	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(5,368)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

6,869,929	—	1/12/43	3.50% (1 month	Synthetic TRS Index	15,755
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

3,444,885	—	1/12/44	3.50% (1 month	Synthetic TRS Index	4,670
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

1,909,021	—	1/12/44	3.50% (1 month	Synthetic TRS Index	2,588
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

72,698,717	—	10/5/25	(1.7211%)	USA Non Revised	344,881
				Consumer Price
				Index-Urban (CPI-U)

62,531,283	—	10/6/25	(1.72%)	USA Non Revised	305,966
				Consumer Price
				Index-Urban (CPI-U)

4,510,807	—	1/12/45	4.00% (1 month	Synthetic TRS Index	8,012
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,536,707	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	(10,404)
			USD-LIBOR	3.50% 30 year Fannie
				Mae pools

64 Absolute Return 700 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
baskets	2,079,410	$—	12/15/20	(1 month USD-	A basket	$574,562
				LIBOR-BBA plus	(GSCBPUR1) of
				0.44%)	common stocks

units	1,196,043	—	12/15/20	(0.45%)	Goldman Sachs	(520,781)
					Volatility Carry US
					Scaled 3x Excess
					Return Strategy

JPMorgan Chase Bank N.A.
	$1,073,470	—	1/12/41	4.00% (1 month	Synthetic TRS Index	2,410
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	328,814	—	1/12/41	4.00% (1 month	Synthetic TRS Index	738
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	2,604,542	—	1/12/41	4.00% (1 month	Synthetic TRS Index	5,847
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	2,501,487	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(5,369)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

baskets	2,006,155	—	10/28/16	3 month USD-	A basket	1,426,577
				LIBOR-BBA minus	(JPCMPTSH) of
				0.44%	common stocks

UBS AG
units	342,704	—	8/19/15	1 month USD-	MSCI Emerging	2,830,649
				LIBOR-BBA minus	Markets TR Net USD
				0.25%

Total		$63,085				$5,057,904

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/15
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB–	BBB–/P	$4,785	$70,000	5/11/63	300 bp	$3,881
Index

CMBX NA BBB–	BBB–/P	9,522	158,000	5/11/63	300 bp	7,481
Index

CMBX NA BBB–	BBB–/P	19,446	315,000	5/11/63	300 bp	15,378
Index

CMBX NA BBB–	BBB–/P	18,582	326,000	5/11/63	300 bp	14,371
Index

Absolute Return 700 Fund 65

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/15 cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclays Bank PLC
CMBX NA BBB–	BBB–/P	$31,595	$285,000	5/11/63	300 bp	$27,914
Index

CMBX NA BBB–	BBB–/P	4,351	774,000	1/17/47	300 bp	(22,365)
Index

Credit Suisse International
CMBX NA BB Index	—	(150,100)	8,504,000	5/11/63	(500 bp)	(13,800)

CMBX NA BBB–	BBB–/P	38,390	2,652,000	5/11/63	300 bp	4,135
Index

CMBX NA BBB–	BBB–/P	87,247	6,643,000	5/11/63	300 bp	1,442
Index

CMBX NA BBB–	BBB–/P	626,092	57,152,000	5/11/63	300 bp	(112,122)
Index

CMBX NA BBB–	BBB–/P	49,453	851,000	1/17/47	300 bp	20,079
Index

CMBX NA BBB–	BBB–/P	41,173	1,023,000	1/17/47	300 bp	5,863
Index

CMBX NA BBB–	BBB–/P	89,707	1,528,000	1/17/47	300 bp	36,966
Index

CMBX NA BBB–	BBB–/P	339,954	9,911,000	1/17/47	300 bp	(2,141)
Index

CMBX NA BBB–	BBB–/P	2,443,449	68,652,000	1/17/47	300 bp	73,811
Index

Goldman Sachs International
CMBX NA BBB–	BBB–/P	5,113	1,961,000	5/11/63	300 bp	(20,216)
Index

CMBX NA BBB–	BBB–/P	(13,031)	2,855,000	5/11/63	300 bp	(49,909)
Index

CMBX NA BBB–	BBB–/P	2,551	715,000	1/17/47	300 bp	(22,128)
Index

CMBX NA BBB–	BBB–/P	2,562	718,000	1/17/47	300 bp	(22,221)
Index

CMBX NA BBB–	BBB–/P	6,292	1,472,000	1/17/47	300 bp	(44,516)
Index

CMBX NA BBB–	BBB–/P	5,248	1,472,000	1/17/47	300 bp	(45,561)
Index

CMBX NA BBB–	BBB–/P	5,248	1,472,000	1/17/47	300 bp	(45,561)
Index

CMBX NA BBB–	BBB–/P	12,449	1,599,000	1/17/47	300 bp	(42,744)
Index

CMBX NA BBB–	BBB–/P	17,229	1,730,000	1/17/47	300 bp	(42,485)
Index

CMBX NA BBB–	BBB–/P	11,227	2,862,000	1/17/47	300 bp	(87,559)
Index

CMBX NA BBB–	BBB–/P	3,249	3,008,000	1/17/47	300 bp	(100,577)
Index

66 Absolute Return 700 Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/15 cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.
CMBX NA BBB–	BBB–/P	$162,227	$6,016,000	1/17/47	300 bp	$(45,425)
Index

CMBX NA BB Index	—	(16,690)	1,951,000	5/11/63	(500 bp)	14,582

CMBX NA BB Index	—	6,816	665,000	5/11/63	(500 bp)	17,475

CMBX NA BB Index	—	775	638,000	5/11/63	(500 bp)	11,000

CMBX NA BB Index	—	10,419	619,000	5/11/63	(500 bp)	20,340

CMBX NA BB Index	—	(2,216)	209,000	5/11/63	(500 bp)	1,134

CMBX NA BB Index	—	(1,441)	150,000	5/11/63	(500 bp)	964

CMBX NA BB Index	—	2,419	107,000	5/11/63	(500 bp)	4,134

CMBX NA BB Index	—	(1,180)	592,000	1/17/47	(500 bp)	20,681

CMBX NA BBB–	—	(13,825)	1,523,000	5/11/63	(300 bp)	5,848
Index

CMBX NA BBB–	BBB–/P	(136)	51,000	5/11/63	300 bp	(795)
Index

CMBX NA BBB–	BBB–/P	(1,407)	129,000	5/11/63	300 bp	(3,076)
Index

CMBX NA BBB–	BBB–/P	(2,072)	258,000	5/11/63	300 bp	(5,405)
Index

CMBX NA BBB–	BBB–/P	(2,423)	259,000	5/11/63	300 bp	(5,769)
Index

CMBX NA BBB–	BBB–/P	(2,598)	259,000	5/11/63	300 bp	(5,943)
Index

CMBX NA BBB–	BBB–/P	(2,598)	259,000	5/11/63	300 bp	(5,943)
Index

CMBX NA BBB–	BBB–/P	(1,043)	260,000	5/11/63	300 bp	(4,402)
Index

CMBX NA BBB–	BBB–/P	1,557	261,000	5/11/63	300 bp	(1,814)
Index

CMBX NA BBB–	BBB–/P	(4,582)	275,000	5/11/63	300 bp	(8,134)
Index

CMBX NA BBB–	BBB–/P	4,501	394,000	5/11/63	300 bp	(588)
Index

CMBX NA BBB–	BBB–/P	17,485	584,000	1/17/47	300 bp	(2,673)
Index

CMBX NA BBB–	BBB–/P	21,796	1,034,000	1/17/47	300 bp	(13,894)
Index

CMBX NA BBB–	BBB–/P	46,148	1,523,000	1/17/47	300 bp	(6,421)
Index

CMBX NA BBB–	BBB–/P	11,822	1,535,000	1/17/47	300 bp	(41,161)
Index

CMBX NA BBB–	BBB–/P	67,933	2,132,000	1/17/47	300 bp	(5,656)
Index

CMBX NA BBB–	BBB–/P	30,674	3,984,000	1/17/47	300 bp	(106,841)
Index

Absolute Return 700 Fund 67

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/15 cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

JPMorgan Securities LLC
CMBX NA BBB–	—	$(48,754)	$2,032,000	5/11/63	(300 bp)	$(22,507)
Index

CMBX NA BBB–	—	(26,179)	1,016,000	5/11/63	(300 bp)	(13,056)
Index

CMBX NA BBB–	BBB–/P	56,214	1,016,000	1/17/47	300 bp	21,145
Index

CMBX NA BBB–	BBB–/P	107,172	2,032,000	1/17/47	300 bp	37,034
Index

Total		$4,132,597				$(607,750)

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2015. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/15
		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 25	B+/P	$329,390	$398,355,000	12/20/20	500 bp	$14,737,672
Index

Total		$329,390				$14,737,672

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2015. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

68 Absolute Return 700 Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$11,703,291	$6,495,095	$—

Capital goods	35,819,998	1,058,025	—

Communication services	12,627,238	9,115,779	—

Conglomerates	—	2,543,095	—

Consumer cyclicals	58,786,934	13,783,594	—

Consumer staples	54,562,610	11,584,852	—

Energy	29,720,301	2,674,962	—

Financials	82,780,810	41,737,937	—

Health care	61,573,100	2,703,041	—

Technology	84,750,289	17,306,291	—

Transportation	9,467,931	6,784,148	—

Utilities and power	14,294,199	8,385,898	—

Total common stocks	456,086,701	124,172,717	—

Asset-backed securities	$—	$—	$6,477,000

Commodity linked notes	—	111,020,236	—

Corporate bonds and notes	—	161,129,978	—

Foreign government and agency bonds and notes	—	14,067,902	—

Investment companies	100,333,013	—	—

Mortgage-backed securities	—	173,270,480	14,343,168

Purchased options outstanding	—	6,776,525	—

Purchased swap options outstanding	—	554,564	—

Senior loans	—	48,569,055	—

U.S. government and agency mortgage obligations	—	531,282,043	—

Warrants	—	20,879,295	—

Short-term investments	117,634,967	64,880,181	—

Totals by level	$674,054,681	$1,256,602,976	$20,820,168

Absolute Return 700 Fund 69

	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$779,655	$—

Futures contracts	(8,799,344)	—	—

Written options outstanding	—	(710,413)	—

Written swap options outstanding	—	(1,876,998)	—

Forward premium swap option contracts	—	(41,998)	—

TBA sale commitments	—	(255,732,272)	—

Interest rate swap contracts	—	(2,779,338)	—

Total return swap contracts	—	4,994,819	—

Credit default contracts	—	9,667,935	—

Totals by level	$(8,799,344)	$(245,698,610)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

			Change in net
				unrealized			Total	Total
	Balance	Accrued	appreciation/			Proceeds	transfers	transfers	Balance
Investments	as of	discounts/	Realized	(deprecia-	Cost of	from	into	out of	as of
in securities:	10/31/14	premiums	gain/(loss)	tion) #	purchases	sales	Level 3†	Level 3†	10/31/15

Asset-backed
securities	$—	$—	$—	$—	$6,477,000	$—	$—	$—	$6,477,000

Mortgage-
backed
securities	$—	(454,488)	—	(58,113)	14,139,151	—	716,618	—	$14,343,168

Totals	$—	$(454,488)	$—	$(58,113)	$20,616,151	$—	$716,618	$—	$20,820,168

† Transfers during the reporting period are accounted for using the end of period market value and include valuations provided by a single broker quote. Such valuations involve certain inputs and estimates that were unobservable at the end of the reporting period.

# Includes $58,113 related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

During the reporting period, transfers between level 1 and level 2 within the fair value hierarchy, if any, (other certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

70 Absolute Return 700 Fund

Statement of assets and liabilities 10/31/15

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,849,986,481)	$1,835,682,858
Affiliated issuers (identified cost $115,794,967) (Notes 1 and 5)	115,794,967

Cash	127,912

Foreign currency (cost $965,743) (Note 1)	739,010

Dividends, interest and other receivables	8,318,893

Receivable for shares of the fund sold	8,306,492

Receivable for investments sold	18,175,111

Receivable for sales of delayed delivery securities (Note 1)	81,349,258

Receivable for variation margin (Note 1)	2,242,872

Unrealized appreciation on forward premium swap option contracts (Note 1)	84,208

Unrealized appreciation on forward currency contracts (Note 1)	1,889,236

Unrealized appreciation on OTC swap contracts (Note 1)	32,773,894

Premium paid on OTC swap contracts (Note 1)	299,340

Prepaid assets	40,584

Total assets	2,105,824,635

LIABILITIES

Payable for investments purchased	12,807,118

Payable for purchases of delayed delivery securities (Note 1)	356,203,712

Payable for shares of the fund repurchased	1,337,253

Payable for compensation of Manager (Note 2)	933,730

Payable for custodian fees (Note 2)	93,290

Payable for investor servicing fees (Note 2)	278,972

Payable for Trustee compensation and expenses (Note 2)	89,916

Payable for administrative services (Note 2)	4,770

Payable for distribution fees (Note 2)	294,751

Payable for variation margin (Note 1)	475,837

Unrealized depreciation on OTC swap contracts (Note 1)	28,323,740

Premium received on OTC swap contracts (Note 1)	4,495,022

Unrealized depreciation on forward currency contracts (Note 1)	1,109,581

Unrealized depreciation on forward premium swap option contracts (Note 1)	126,206

Written options outstanding, at value (premiums $3,146,220) (Notes 1 and 3)	2,587,411

TBA sale commitments, at value (proceeds receivable $256,973,555) (Note 1)	255,732,272

Collateral on certain derivative contracts, at value (Note 1)	1,840,000

Other accrued expenses	293,970

Total liabilities	667,027,551

Net assets	$1,438,797,084

(Continued on next page)

Absolute Return 700 Fund 71

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,352,270,169

Undistributed net investment income (Note 1)	68,190,173

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	20,994,052

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(2,657,310)

Total — Representing net assets applicable to capital shares outstanding	$1,438,797,084

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($424,484,444 divided by 34,102,706 shares)	$12.45

Offering price per class A share (100/94.25 of $12.45)*	$13.21

Net asset value and offering price per class B share ($30,904,966 divided by 2,540,858 shares)**	$12.16

Net asset value and offering price per class C share ($210,618,940 divided by 17,326,886 shares)**	$12.16

Net asset value and redemption price per class M share ($7,146,222 divided by 583,602 shares)	$12.25

Offering price per class M share (100/96.50 of $12.25)*	$12.69

Net asset value, offering price and redemption price per class R share
($1,564,385 divided by 127,123 shares)	$12.31

Net asset value, offering price and redemption price per class R5 share
($11,710 divided by 936 shares)	$12.51

Net asset value, offering price and redemption price per class R6 share
($8,236,761 divided by 658,321 shares)	$12.51

Net asset value, offering price and redemption price per class Y share
($755,829,656 divided by 60,592,573 shares)	$12.47

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

72 Absolute Return 700 Fund

Statement of operations Year ended 10/31/15

INVESTMENT INCOME

Interest (including interest income of $173,744 from investments in affiliated issuers) (Note 5)	$21,374,829

Dividends (net of foreign tax of $441,324)	14,540,128

Total investment income	35,914,957

EXPENSES
Compensation of Manager (Note 2)	10,162,548

Investor servicing fees (Note 2)	1,605,942

Custodian fees (Note 2)	193,580

Trustee compensation and expenses (Note 2)	59,506

Distribution fees (Note 2)	3,118,746

Administrative services (Note 2)	32,582

Other	590,555

Total expenses	15,763,459
Expense reduction (Note 2)	(33,492)

Net expenses	15,729,967

Net investment income	20,184,990

Net realized gain on investments (Notes 1 and 3)	37,612,031

Net realized gain on swap contracts (Note 1)	38,856,755

Net realized gain on futures contracts (Note 1)	19,581,115

Net realized gain on foreign currency transactions (Note 1)	11,394,313

Net realized loss on written options (Notes 1 and 3)	(1,778,639)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(5,436,420)

Net unrealized depreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	(75,524,824)

Net gain on investments	24,704,331

Net increase in net assets resulting from operations	$44,889,321

The accompanying notes are an integral part of these financial statements.

Absolute Return 700 Fund 73

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 10/31/15	Year ended 10/31/14

Operations:
Net investment income	$20,184,990	$16,910,148

Net realized gain on investments
and foreign currency transactions	105,665,575	39,633,447

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(80,961,244)	451,455

Net increase in net assets resulting from operations	44,889,321	56,995,050

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(4,757,439)	(3,999,508)

Class B	(215,484)	(127,876)

Class C	(1,330,345)	(660,606)

Class M	(55,120)	(30,942)

Class R	(23,421)	(18,601)

Class R5	(197)	(147)

Class R6	(122,131)	(95,842)

Class Y	(10,035,024)	(6,740,179)

From net realized long-term gain on investments
Class A	(14,604,207)	—

Class B	(1,295,170)	—

Class C	(7,440,380)	—

Class M	(238,433)	—

Class R	(84,957)	—

Class R5	(502)	—

Class R6	(303,202)	—

Class Y	(25,810,809)	—

Increase from capital share transactions (Note 4)	364,116,512	50,609,801

Total increase in net assets	342,689,012	95,931,150

NET ASSETS

Beginning of year	1,096,108,072	1,000,176,922

End of year (including undistributed net investment income
of $68,190,173 and distributions in excess of net investment
income of $16,422,869, respectively)	$1,438,797,084	$1,096,108,072

The accompanying notes are an integral part of these financial statements.

74 Absolute Return 700 Fund

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Absolute Return 700 Fund 75

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
October 31, 2015	$12.71	.20	.30	.50	(.19)	(.57)	(.76)	—	$12.45	4.04	$424,484	1.26	1.60	563 [e]
October 31, 2014	12.17	.20	.48	.68	(.14)	—	(.14)	—	12.71	5.65	328,250	1.24	1.63	313 [e]
October 31, 2013	11.78	.24	.16	.40	(.01)	—	(.01)	—	12.17	3.42	346,385	1.25	2.04	199 [f]
October 31, 2012	11.35	.21	.66	.87	(.44)	—	(.44)	—	11.78	7.97	331,370	1.33 [d]	1.82 d	164 [f]
October 31, 2011	11.45	.33	(.04)	.29	(.34)	(.05)	(.39)	—	11.35	2.55	364,714	1.37 [d]	2.86 [d]	174 [f]

Class B
October 31, 2015	$12.44	.10	.29	.39	(.10)	(.57)	(.67)	—	$12.16	3.18	$30,905	2.01	.85	563 [e]
October 31, 2014	11.91	.11	.47	.58	(.05)	—	(.05)	—	12.44	4.92	28,072	1.99	.88	313 [e]
October 31, 2013	11.60	.15	.16	.31	—	—	—	—	11.91	2.67	28,175	2.00	1.29	199 [f]
October 31, 2012	11.19	.12	.65	.77	(.36)	—	(.36)	—	11.60	7.13	26,015	2.08 [d]	1.06 [d]	164 [f]
October 31, 2011	11.31	.24	(.03)	.21	(.28)	(.05)	(.33)	—	11.19	1.84	22,984	2.12 [d]	2.14 [d]	174 [f]

Class C
October 31, 2015	$12.44	.10	.29	.39	(.10)	(.57)	(.67)	—	$12.16	3.24	$210,619	2.01	.85	563 [e]
October 31, 2014	11.91	.11	.47	.58	(.05)	—	(.05)	—	12.44	4.91	160,682	1.99	.88	313 [e]
October 31, 2013	11.60	.15	.16	.31	—	—	—	—	11.91	2.67	148,531	2.00	1.29	199 [f]
October 31, 2012	11.19	.12	.65	.77	(.36)	—	(.36)	—	11.60	7.16	138,619	2.08 [d]	1.06 [d]	164 [f]
October 31, 2011	11.31	.24	(.04)	.20	(.27)	(.05)	(.32)	—	11.19	1.79	132,156	2.12 [d]	2.12 [d]	174 [f]

Class M
October 31, 2015	$12.52	.14	.29	.43	(.13)	(.57)	(.70)	—	$12.25	3.55	$7,146	1.76	1.10	563 [e]
October 31, 2014	11.99	.14	.47	.61	(.08)	—	(.08)	—	12.52	5.12	5,286	1.74	1.12	313 [e]
October 31, 2013	11.65	.18	.16	.34	—	—	—	—	11.99	2.92	4,535	1.75	1.53	199 [f]
October 31, 2012	11.23	.15	.65	.80	(.38)	—	(.38)	—	11.65	7.40	4,105	1.83 [d]	1.31 [d]	164 [f]
October 31, 2011	11.32	.27	(.03)	.24	(.28)	(.05)	(.33)	—	11.23	2.12	3,830	1.87 [d]	2.34 [d]	174 [f]

Class R
October 31, 2015	$12.57	.17	.30	.47	(.16)	(.57)	(.73)	—	$12.31	3.84	$1,564	1.51	1.34	563 [e]
October 31, 2014	12.04	.17	.48	.65	(.12)	—	(.12)	—	12.57	5.40	1,848	1.49	1.39	313 [e]
October 31, 2013	11.68	.21	.15	.36	—g	—	— f	—	12.04	3.11	2,005	1.50	1.77	199 [f]
October 31, 2012	11.25	.17	.67	.84	(.41)	—	(.41)	—	11.68	7.77	1,235	1.58 [d]	1.52 [d]	164 [f]
October 31, 2011	11.37	.30	(.05)	.25	(.32)	(.05)	(.37)	—	11.25	2.26	643	1.62 [d]	2.60 [d]	174 [f]

Class R5
October 31, 2015	$12.78	.24	.28	.52	(.22)	(.57)	(.79)	—	$12.51	4.25	$12	1.01	1.86	563 [e]
October 31, 2014	12.22	.24	.49	.73	(.17)	—	(.17)	—	12.78	6.03	11.96		1.90	313 [e]
October 31, 2013	11.81	.28	.15	.43	(.02)	—	(.02)	—	12.22	3.66	11	1.02	2.29	199 [f]
October 31, 2012†	11.56	.07	.18	.25	—	—	—	—	11.81	2.16*	10	.34* [d]	.54* [d]	164 [f]

Class R6
October 31, 2015	$12.77	.24	.30	.54	(.23)	(.57)	(.80)	—	$12.51	4.39	$8,237.93		1.93	563 [e]
October 31, 2014	12.23	.24	.48	.72	(.18)	—	(.18)	—	12.77	5.97	6,678.91		1.96	313 [e]
October 31, 2013	11.81	.25	.20	.45	(.03)	—	(.03)	—	12.23	3.79	6,500.92		2.09	199 [f]
October 31, 2012†	11.56	.07	.18	.25	—	—	—	—	11.81	2.16*	10	.31* [d]	.58* [d]	164 [f]

Class Y
October 31, 2015	$12.74	.23	.29	.52	(.22)	(.57)	(.79)	—	$12.47	4.25	$755,830	1.01	1.85	563 [e]
October 31, 2014	12.20	.23	.49	.72	(.18)	—	(.18)	—	12.74	5.93	565,281.99		1.88	313 [e]
October 31, 2013	11.81	.27	.16	.43	(.04)	—	(.04)	—	12.20	3.67	464,035	1.00	2.27	199 [f]
October 31, 2012	11.37	.23	.67	.90	(.46)	—	(.46)	—	11.81	8.31	283,356	1.08 [d]	2.04 [d]	164 [f]
October 31, 2011	11.47	.36	(.05)	.31	(.36)	(.05)	(.41)	—	11.37	2.75	195,030	1.12 [d]	3.13 [d]	174 [f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

76 Absolute Return 700 Fund	Absolute Return 700 Fund 77

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	10/31/12	10/31/11

Class A	0.05%	0.08%

Class B	0.05	0.08

Class C	0.05	0.08

Class M	0.05	0.08

Class R	0.05	0.08

Class R5	—	N/A

Class R6	—	N/A

Class Y	0.05	0.08

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

October 31, 2013	463%

October 31, 2012	487

October 31, 2011	407

g Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

78 Absolute Return 700 Fund

Notes to financial statements 10/31/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2014 through October 31, 2015.

Putnam Absolute Return 700 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to earn a positive total return that exceeds the return on U.S. Treasury bills by 700 basis points (or 7.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return by combining two independent investment strategies — a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The beta strategy seeks to balance risk and to provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; below-investment-grade securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts (REITs). The alpha strategy involves the potential use of active trading strategies designed to provide additional total return through active security selection, tactical asset allocation, currency transactions and options transactions. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, equities or equity-like investments.

Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. Putnam Management typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes and to increase the fund’s exposure to the asset classes and strategies mentioned above, which may create investment leverage.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Effective November 1, 2015, Class M shares will no longer pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of

Absolute Return 700 Fund 79

increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio.

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably

80 Absolute Return 700 Fund

available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securi -ties receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Absolute Return 700 Fund 81

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates, for hedging treasury term structure risk, for yield curve positioning and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, for hedging term structure risk, for yield curve positioning, for gaining exposure to rates in various countries and to hedge prepayment risk. .

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the

82 Absolute Return 700 Fund

fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk, and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other

Absolute Return 700 Fund 83

resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $4,849,455 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

84 Absolute Return 700 Fund

At the close of the reporting period, the fund had a net liability position of $3,809,785 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $15,326,494 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Prior to September 24, 2015, the fund participated in a $392.5 million unsecured committed line of credit provided by State Street and a substantially similar unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR (the Federal Funds rate prior to September 24, 2015) plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% (0.11% prior to September 24, 2015) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from realized gains and losses on certain futures contracts, from unrealized gains and losses on certain futures contracts, income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $80,967,213 to increase undistributed net investment income, $210,565 to increase paid-in capital and $81,177,778 to decrease accumulated net realized gain.

Absolute Return 700 Fund 85

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$60,162,200
Unrealized depreciation	(76,987,460)

Net unrealized depreciation	(16,825,260)
Undistributed ordinary income	87,992,049
Undistributed long-term gain	14,036,165
Cost for federal income tax purposes	$1,968,300,368

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.030%	of the first $5 billion,	0.830%	of the next $50 billion,

0.980%	of the next $5 billion,	0.810%	of the next $50 billion,

0.930%	of the next $10 billion,	0.800%	of the next $100 billion and

0.880%	of the next $10 billion,	0.795%	of any excess thereafter.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the BofA Merrill Lynch U.S. Treasury Bill Index plus 7.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate is +/– 0.28%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.867% of the fund’s average net assets before a decrease of $734,038 (0.058% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed to limit the fund’s total expenses through February 28, 2017, to the extent that the total expenses of the fund (before performance adjustments to the fund’s management fee and excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s distribution plans) would exceed an annual rate of 1.10% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Effective November 1, 2015, Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through February 28, 2017, to the extent that the total expenses of the fund (before any applicable performance-based upward or downward adjustment to the fund’s management fee

86 Absolute Return 700 Fund

and excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investor servicing fees, investment-related expenses, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.97% of the fund’s average net assets.

Putnam Management has also contractually agreed, through February 28, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$473,684	Class R5	14

Class B	38,094	Class R6	3,633

Class C	236,901	Class Y	843,389

Class M	7,833	Total	$1,605,942

Class R	2,394

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $4,485 under the expense offset arrangements and by $29,007 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $870, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Absolute Return 700 Fund 87

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$922,463	Class M	45,748

Class B	296,611	Class R	9,339

Class C	1,844,585	Total	$3,118,746

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $206,322 and $2,340 from the sale of class A and class M shares, respectively, and received $19,284 and $10,476 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $671 and no monies on class  A and class  M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$7,589,876,894	$6,940,315,635

U.S. government securities (Long-term)	—	—

Total	$7,589,876,894	$6,940,315,635

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amounts	premiums

Written options outstanding at the beginning of the
reporting period	$110,319,300	$2,533,025	$87,635,997	$961,558
Options opened	1,019,228,320	6,121,905	163,542,701	11,196,147
Options exercised	(113,622,300)	(1,115,162)	—	—
Options expired	(174,223,525)	(1,135,766)	(126,731,275)	(6,657,444)
Options closed	(481,997,895)	(3,632,871)	(115,261,809)	(5,125,172)
Written options outstanding at
the end of the reporting period	$359,703,900	$2,771,131	$9,185,614	$375,089

88 Absolute Return 700 Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/15		Year ended 10/31/14

Class A	Shares	Amount	Shares	Amount

Shares sold	14,651,151	$182,222,249	6,653,561	$82,804,806

Shares issued in connection with
reinvestment of distributions	1,467,086	17,883,782	299,439	3,641,187

	16,118,237	200,106,031	6,953,000	86,445,993

Shares repurchased	(7,843,842)	(97,635,567)	(9,595,180)	(119,560,403)

Net increase (decrease)	8,274,395	$102,470,464	(2,642,180)	$(33,114,410)

	Year ended 10/31/15		Year ended 10/31/14

Class B	Shares	Amount	Shares	Amount

Shares sold	442,256	$5,403,665	271,121	$3,307,619

Shares issued in connection with
reinvestment of distributions	120,767	1,447,992	10,150	121,599

	563,023	6,851,657	281,271	3,429,218

Shares repurchased	(279,664)	(3,418,487)	(389,485)	(4,754,786)

Net increase (decrease)	283,359	$3,433,170	(108,214)	$(1,325,568)

	Year ended 10/31/15		Year ended 10/31/14

Class C	Shares	Amount	Shares	Amount

Shares sold	6,221,011	$75,762,490	3,297,436	$40,293,927

Shares issued in connection with
reinvestment of distributions	643,103	7,704,376	47,345	567,189

	6,864,114	83,466,866	3,344,781	40,861,116

Shares repurchased	(2,458,918)	(29,986,816)	(2,895,365)	(35,335,371)

Net increase	4,405,196	$53,480,050	449,416	$5,525,745

	Year ended 10/31/15		Year ended 10/31/14

Class M	Shares	Amount	Shares	Amount

Shares sold	190,105	$2,330,574	113,895	$1,396,714

Shares issued in connection with
reinvestment of distributions	23,860	287,513	2,463	29,630

	213,965	2,618,087	116,358	1,426,344

Shares repurchased	(52,508)	(641,138)	(72,443)	(886,521)

Net increase	161,457	$1,976,949	43,915	$539,823

	Year ended 10/31/15		Year ended 10/31/14

Class R	Shares	Amount	Shares	Amount

Shares sold	67,626	$831,699	39,691	$488,699

Shares issued in connection with
reinvestment of distributions	8,972	108,378	1,542	18,601

	76,598	940,077	41,233	507,300

Shares repurchased	(96,445)	(1,179,424)	(60,755)	(745,697)

Net decrease	(19,847)	$(239,347)	(19,522)	$(238,397)

Absolute Return 700 Fund 89

	Year ended 10/31/15		Year ended 10/31/14

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	57	698	12	147

	57	698	12	147

Shares repurchased	—	—	—	—

Net increase	57	$698	12	$147

	Year ended 10/31/15		Year ended 10/31/14

Class R6	Shares	Amount	Shares	Amount

Shares sold	221,045	$2,771,512	123,039	$1,536,117

Shares issued in connection with
reinvestment of distributions	34,806	425,333	7,862	95,842

	255,851	3,196,845	130,901	1,631,959

Shares repurchased	(120,331)	(1,507,936)	(139,598)	(1,736,634)

Net increase (decrease)	135,520	$1,688,909	(8,697)	$(104,675)

	Year ended 10/31/15		Year ended 10/31/14

Class Y	Shares	Amount	Shares	Amount

Shares sold	41,212,501	$513,819,058	18,967,042	$236,701,531

Shares issued in connection with
reinvestment of distributions	2,564,915	31,266,314	470,609	5,722,600

	43,777,416	545,085,372	19,437,651	242,424,131

Shares repurchased	(27,560,325)	(343,779,753)	(13,103,798)	(163,096,995)

Net increase	16,217,091	$201,305,619	6,333,853	$79,327,136

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	936	100.0%	11,710

Class R6	938	0.1	11,734

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$—	$74,967,046	$74,967,045	$6,970	$1

Putnam Short Term
Investment Fund*	191,814,213	603,682,877	679,702,124	166,774	115,794,966

Totals	$191,814,213	$678,649,923	$754,669,169	$173,744	$115,794,967

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

90 Absolute Return 700 Fund

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$1,800,000

Purchased TBA commitment option contracts (contract amount)	$17,200,000

Purchased swap option contracts (contract amount)	$196,300,000

Written equity option contracts (contract amount) (Note 3)	$1,600,000

Written TBA commitment option contracts (contract amount) (Note 3)	$29,900,000

Written swap option contracts (contract amount) (Note 3)	$201,200,000

Futures contracts (number of contracts)	5,000

Forward currency contracts (contract amount)	$378,100,000

Centrally cleared interest rate swap contracts (notional)	$724,000,000

OTC total return swap contracts (notional)	$1,977,400,000

OTC credit default contracts (notional)	$167,800,000

Centrally cleared credit default contracts (notional)	$182,900,000

Warrants (number of warrants)	2,900,000

Absolute Return 700 Fund 91

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Credit contracts	appreciation	$14,695,033*	depreciation	$5,027,098

Foreign exchange
contracts	Receivables	1,889,236	Payables	1,109,581

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	63,591,420*	depreciation	41,298,458*

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	2,815,461*	depreciation	6,111,311*

Total		$82,991,150		$53,546,448

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(12,221,884)	$(12,221,884)

Foreign exchange
contracts	—	—	—	11,159,416	—	11,159,416

Equity contracts	(630,666)	(9,652,862)	6,405,947	—	60,998,264	57,120,683

Interest rate
contracts	—	(1,294,153)	13,175,168	—	(9,919,625)	1,961,390

Total	$(630,666)	$(10,947,015)	$19,581,115	$11,159,416	$38,856,755	$58,019,605

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$13,784,126	$13,784,126

Foreign exchange
contracts	—	—	—	(4,349,479)	—	(4,349,479)

Equity contracts	(1,383,115)	(1,253,885)	(13,311,195)	—	(14,842,123)	(30,790,318)

Interest rate
contracts	—	684,311	2,288,751	—	901,431	3,874,493

Total	$(1,383,115)	$(569,574)	$(11,022,444)	$(4,349,479)	$(156,566)	$(17,481,178)

92 Absolute Return 700 Fund

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Absolute Return 700 Fund 93

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N. A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Centrally cleared interest rate
swap contracts§	$—	$—	$512,625	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$512,625

OTC Total return swap contracts*#	19,932,073	79,995	—	3,336,064	49,491	3,385,409	1,290,372	—	1,435,572	—	—	—	—	2,830,649	—	32,339,625

OTC Credit default contracts*#	—	—	—	—	136,300	—	111,081	—	—	39,370	—	—	—	—	—	286,751

Centrally cleared credit default contracts§	—	—	474,656	—	—	—	—	—	—	—	—	—	—	—	—	474,656

Futures contracts§	—	—	—	—	—	—	—	—	—	—	1,255,591	—	—	—	—	1,255,591

Forward currency contracts#	159,069	223,947	—	223,767	202,951	127,006	76,118	15,322	407,935	—	—	198,742	135,333	—	119,046	1,889,236

Forward premium swap option contracts#	19,201	—	—	1,323	—	—	—	—	63,684	—	—	—	—	—	—	84,208

Purchased swap options**#	197	—	—	5,054	169,390	—	227,985	—	151,938	—	—	—	—	—	—	554,564

Purchased options**#	—	—	—	3,903,680	—	—	—	—	2,872,845	—	—	—	—	—	—	6,776,525

Total Assets	$20,110,540	$303,942	$987,281	$7,469,888	$558,132	$3,512,415	$1,705,556	$15,322	$4,931,974	$39,370	$1,255,591	$198,742	$135,333	$2,830,649	$119,046	$44,173,781

Liabilities:

Centrally cleared interest rate
swap contracts§	—	—	403,881	—	—	—	—	—	—	—	—	—	—	—	—	403,881

OTC Total return swap contracts*#	19,552,621	41,987	—	5,053,345	6,793	2,144,182	540,509	—	5,369	—	—	—	—	—	—	27,344,806

OTC Credit default contracts*#	11,224	30,397	—	—	3,687,432	—	1,192,838	—	—	105,207	—	—	—	—	—	5,027,098

Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Futures contracts§	—	—	—	—	—	—	—	—	—	—	71,956	—	—	—	—	71,956

Forward currency contracts#	140,012	129,753	—	67,438	55,408	80,845	54,380	39,635	104,787	—	—	117,649	144,802	83,126	91,746	1,109,581

Forward premium swap option contracts#	29,831	—	—	4,133	—	—	—	—	92,242	—	—	—	—	—	—	126,206

Written swap options#	532	—	—	2,972	178,679	—	257,815	—	1,437,000	—	—	—	—	—	—	1,876,998

Written options#	—	—	—	549,949	—	—	—	—	160,464	—	—	—	—	—	—	710,413

Total Liabilities	$19,734,220	$202,137	$403,881	$5,677,837	$3,928,312	$2,225,027	$2,045,542	$39,635	$1,799,862	$105,207	$71,956	$117,649	$144,802	$83,126	$91,746	$36,670,939

Total Financial and Derivative Net Assets	$376,320	$101,805	$583,400	$1,792,051	$(3,370,180)	$1,287,388	$(339,986)	$(24,313)	$3,132,112	$(65,837)	$1,183,635	$81,093	$(9,469)	$2,747,523	$27,300	$7,502,842

Total collateral received (pledged)†##	$376,320	$—	$—	$(6,447,743)	$(3,370,180)	$960,000	$3,889,493	$—	$(4,838,202)	$—	$—	$—	$—	$959,962	$—

Net amount	$—	$101,805	$583,400	$8,239,794	$—	$327,388	$(4,229,479)	$(24,313)	$7,970,314	$(65,837)	$1,183,635	$81,093	$(9,469)	$1,787,561	$27,300

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

94 Absolute Return 700 Fund	Absolute Return 700 Fund 95

PUTNAM FUNDS TRUST

Putnam Absolute Return 100 Fund
Putnam Absolute Return 300 Fund
Putnam Absolute Return 500 Fund
Putnam Absolute Return 700 Fund

FORM N-1A
PART C

OTHER INFORMATION

Item 28. Exhibits

(a) Amended and Restated Agreement and Declaration of Trust dated March 21, 2014 -- Incorporated by reference to Post-Effective Amendment No. 186 to the Registrant’s Registration Statement filed on March 28, 2014.

(b) Amended and Restated Bylaws dated as of October 17, 2014 -- Incorporated by reference to Post-Effective Amendment No. 194 to the Registrant’s Registration Statement filed on October 28, 2014.

(c)(1) Portions of Agreement and Declaration of Trust Relating to Shareholders' Rights -- Incorporated by reference to Post-Effective Amendment No. 186 to the Registrant’s Registration Statement filed on March 28, 2014.

(c)(2) Portions of Bylaws Relating to Shareholders' Rights -- Incorporated by reference to Post-Effective Amendment No. 194 to the Registrant’s Registration Statement filed on October 28, 2014.

(d)(1) Management Contract with Putnam Investment Management, LLC dated February 27, 2014 for Putnam Dynamic Asset Allocation Equity Fund, Putnam Dynamic Risk Allocation Fund, Putnam Emerging Markets Income Fund, Putnam Floating Rate Income Fund, Putnam Global Consumer Fund, Putnam Global Energy Fund, Putnam Global Financials Fund, Putnam Global Industrials Fund, Putnam Global Sector Fund, Putnam Global Technology Fund, Putnam Global Telecommunications Fund, Putnam Intermediate-Term Municipal Income Fund, Putnam Low Volatility Equity Fund,

C-1

Putnam Money Market Liquidity Fund, Putnam Multi-Cap Core Fund, Putnam Retirement Income Fund Lifestyle 2, Putnam Retirement Income Fund Lifestyle 3, Putnam Short Duration Income Fund (effective March 7, 2014), Putnam Short Term Investment Fund and Putnam Short-Term Municipal Income Fund -- Incorporated by reference to Post-Effective Amendment No. 186 to the Registrant’s Registration Statement filed on March 28, 2014.

(d)(2) Management Contract with Putnam Investment Management, LLC dated February 27, 2014 for Putnam Absolute Return 500 Fund, Putnam Absolute Return 700 Fund, Putnam Asia Pacific Equity Fund, Putnam Capital Spectrum Fund, Putnam Emerging Markets Equity Fund, Putnam Equity Spectrum Fund, Putnam Global Dividend Fund, Putnam International Value Fund, Putnam Small Cap Growth Fund and Putnam Strategic Volatility Equity Fund -- Incorporated by reference to Post-Effective Amendment No. 186 to the Registrant’s Registration Statement filed on March 28, 2014.

(d)(3) Management Contract with Putnam Investment Management, LLC dated February 27, 2014 for Putnam Absolute Return 100 Fund and Putnam Absolute Return 300 Fund -- Incorporated by reference to Post-Effective Amendment No. 186 to the Registrant’s Registration Statement filed on March 28, 2014.

(d)(4) Management Contract with Putnam Investment Management, LLC dated September 28, 2015 for Putnam Dynamic Risk Allocation Fund -- Incorporated by reference to Post-Effective Amendment No. 218 to the Registrant’s Registration Statement filed on September 28, 2015.


(d)(5) Sub-Management Contract between Putnam Investment Management, LLC and Putnam Investments Limited dated February 27, 2014; Schedule A amended as of November 30, 2015 -- Incorporated by reference to Post-Effective Amendment No. 222 to the Registrant’s Registration Statement filed on November 25, 2015.


C-2

(d)(6) Sub-Advisory Contract among Putnam Investment Management, LLC, Putnam Investments Limited and The Putnam Advisory Company, LLC dated February 27, 2014 -- Incorporated by reference to Post-Effective Amendment No. 186 to the Registrant’s Registration Statement filed on March 28, 2014.

(e)(1) Amended and Restated Distributor's Contract with Putnam Retail Management Limited Partnership dated July 1, 2013 -- Incorporated by reference to Post-Effective Amendment No. 174 to the Registrant’s Registration Statement filed on October 28, 2013.

(e)(2)(i) Form of Dealer Sales Contract dated March 27, 2012 -- Incorporated by reference to Post-Effective Amendment No. 144 to the Registrant's Registration Statement filed on June 28, 2012.

(e)(2)(ii) Schedule of Dealer Sales Contracts conforming in all material respects to the Form of Dealer Sales Contract filed as Exhibit (e)(2)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended -- Incorporated by reference to Post-Effective Amendment No. 206 to the Registrant’s Registration Statement filed on March 26, 2015.

(e)(3)(i) Form of Financial Institution Sales Contract dated March 27, 2012 -- Incorporated by reference to Post-Effective Amendment No. 144 to the Registrant's Registration Statement filed on June 28, 2012.

(e)(3)(ii) Schedule of Financial Institution Sales Contracts conforming in all material respects to the Form of Financial Institution Sales Contract filed as Exhibit (e)(3)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended -- Incorporated by reference to Post-Effective Amendment No. 206 to the Registrant’s Registration Statement filed on March 26, 2015.

(f) Trustee Retirement Plan dated October 4, 1996, as amended July 21, 2000 -- Incorporated by reference to Post-Effective Amendment No. 64 to the Registrant's Registration Statement filed on January 28, 2005.

C-3

(g)(1) Master Custodian Agreement with State Street Bank and Trust Company dated January 1, 2007; Appendix A amended as of November 30, 2015 -- Incorporated by reference to Post-Effective Amendment No. 222 to the Registrant’s Registration Statement filed on November 25, 2015.

(g)(2) Amendment to Master Custodian Agreement with State Street Bank and Trust Company dated August 1, 2013 -- Incorporated by reference to Post-Effective Amendment No. 174 to the Registrant’s Registration Statement filed on October 28, 2013.

(h)(1) Amended & Restated Investor Servicing Agreement - Open-End Funds with Putnam Investment Management, LLC and Putnam Investor Services, Inc. dated July 1, 2013; Appendix A amended as of November 30, 2015 -- Incorporated by reference to Post-Effective Amendment No. 222 to the Registrant’s Registration Statement filed on November 25, 2015.

(h)(2) Letter of Indemnity with Putnam Investment Management, LLC dated December 18, 2003 -- Incorporated by reference to Post-Effective Amendment No. 59 to the Registrant’s Registration Statement filed on May 28, 2004.

(h)(3) Liability Insurance Allocation Agreement dated December 18, 2003 -- Incorporated by reference to Post-Effective Amendment No. 59 to the Registrant’s Registration Statement filed on May 28, 2004.

(h)(4) Master Sub-Accounting Services Agreement between Putnam Investment Management, LLC and State Street Bank and Trust Company dated January 1, 2007; Appendix A amended as of November 30, 2015 -- Incorporated by reference to Post-Effective Amendment No. 222 to the Registrant’s Registration Statement filed on November 25, 2015.

(h)(5) Amendment to Master Sub-Accounting Services Agreement between Putnam Investment Management, LLC and State Street Bank and Trust Company dated August 1, 2013 -- Incorporated by reference to Post-Effective Amendment No. 174 to the Registrant’s Registration Statement filed on October 28, 2013.

C-4


(h)(6) Master Interfund Lending Agreement with the Trusts party thereto and Putnam Investment Management, LLC dated July 16, 2010; Schedule A amended as of November 30, 2015; Schedule B amended as of November 30, 2015 -- Incorporated by reference to Post-Effective Amendment No. 222 to the Registrant’s Registration Statement filed on November 25, 2015.


(h)(7) Credit Agreement with State Street Bank and Trust Company and certain other lenders dated September 24, 2015 -- Incorporated by reference to Post-Effective Amendment No. 218 to the Registrant’s Registration Statement filed on September 28, 2015.

(h)(8) Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated September 24, 2015 -- Incorporated by reference to Post-Effective Amendment No. 218 to the Registrant’s Registration Statement filed on September 28, 2015.

(i)(1) Opinion of Ropes & Gray LLP, including consent, for Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Absolute Return 500 Fund, Putnam Absolute Return 700 Fund, Putnam Asia Pacific Equity Fund, Putnam Capital Spectrum Fund, Putnam Dynamic Asset Allocation Equity Fund, Putnam Dynamic Risk Allocation Fund, Putnam Emerging Markets Equity Fund, Putnam Equity Spectrum Fund, Putnam Floating Rate Income Fund, Putnam Global Consumer Fund, Putnam Global Energy Fund, Putnam Global Financials Fund, Putnam Global Industrials Fund, Putnam Global Sector Fund, Putnam Global Technology Fund, Putnam Global Telecommunications Fund, Putnam International Value Fund, Putnam Money Market Liquidity Fund, Putnam Multi-Cap Core Fund, Putnam Retirement Income Fund Lifestyle 2, Putnam Retirement Income Fund Lifestyle 3 and Putnam Small Cap Growth Fund -- Incorporated by reference to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement filed on June 3, 2011.

(i)(2) Opinion of Ropes & Gray LLP, including consent, for Putnam Short Duration Income Fund -- Incorporated by reference to Post-Effective Amendment No. 132 to the Registrant’s Registration Statement filed on September 30, 2011.

C-5

(i)(3) Opinion of Ropes & Gray LLP, including consent, for Putnam Short Term Investment Fund -- Incorporated by reference to Post-Effective Amendment No. 162 to the Registrant’s Registration Statement filed on February 15, 2013.

(i)(4) Opinion of Ropes & Gray LLP, including consent for Putnam Emerging Markets Income Fund, Putnam Global Dividend Fund, Putnam Intermediate-Term Municipal Income Fund, Putnam Low Volatility Equity Fund, Putnam Short-Term Municipal Income Fund and Putnam Strategic Volatility Equity Fund -- Incorporated by reference to Post-Effective Amendment No. 166 to the Registrant's Registration Statement filed on March 15, 2013.

(i)(5) Opinion of Ropes & Gray LLP, including consent for Putnam Mortgage Opportunities Fund -- Incorporated by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement filed on April 6, 2015.


(j)(1) Consent of Independent Registered Public Accounting Firm -- KPMG LLP for Putnam Absolute Return 100 Fund and Putnam Absolute Return 300 Fund.

(j)(2) Consent of Independent Registered Public Accounting Firm – PricewaterhouseCoopers LLP for Putnam Absolute Return 500 Fund.

(j)(3) Consent of Independent Registered Public Accounting Firm – PricewaterhouseCoopers LLP for Putnam Absolute Return 700 Fund.


(k) Not applicable.

(l) Investment Letter from Putnam Investments, LLC to the Registrant -- Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement filed on July 19, 1996.

(m)(1) Class A Distribution Plan and Agreement dated April 1, 2000 -- Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement filed on May 17, 2000.

C-6

(m)(2) Class B Distribution Plan and Agreement dated April 1, 2000 -- Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement filed on May 17, 2000.

(m)(3) Class C Distribution Plan and Agreement dated April 1, 2000 -- Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement filed on May 17, 2000.

(m)(4) Class M Distribution Plan and Agreement dated April 1, 2000 -- Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement filed on May 17, 2000.

(m)(5) Class R Distribution Plan and Agreement dated May 8, 2003 -- Incorporated by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement filed on January 30, 2004.

(m)(6)(i) Form of Dealer Service Agreement -- Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement filed on June 30, 1997.

(m)(6)(ii) Schedule of Dealer Service Agreements conforming in all material respects to the Form of Dealer Service Agreement filed as Exhibit (m)(6)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended -- Incorporated by reference to Post-Effective Amendment No. 206 to the Registrant’s Registration Statement filed on March 26, 2015.

(m)(7)(i) Form of Financial Institution Service Agreement -- Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement filed on July 19, 1996.

(m)(7)(ii) Schedule of Financial Institution Service Agreements conforming in all material respects to the Form of Financial Institution Service Agreement filed as Exhibit (m)(7)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended -- Incorporated by reference to Post-Effective Amendment No. 206 to the Registrant’s Registration Statement filed on March 26, 2015.

C-7


(n) Rule 18f-3 Plan dated November 1, 1999, as most recently amended January 29, 2016.


(p)(1) The Putnam Funds Code of Ethics dated June 17, 2011 -- Incorporated by reference to Post-Effective Amendment No. 136 to the Registrant’s Registration Statement filed on October 28, 2011.

(p)(2) Putnam Investments Code of Ethics dated November 2015 -- Incorporated by reference to Post-Effective Amendment No. 222 to the Registrant’s Registration Statement filed on November 25, 2015.


Item 29. Persons Controlled by or Under Common Control with the Fund

The Registrant is not controlled by or under common control with any other person.


Item 30. Indemnification

Reference is made to Article VIII, sections 1 through 3, of the Registrant’s Amended and Restated Declaration of Trust, which is incorporated by reference to Post-Effective Amendment No. 186 to the Registrant’s Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended, (File No. 811-07513). In addition, the Registrant maintains a trustees and officers liability insurance policy under which the Registrant and its trustees and officers are named insureds. Certain service providers to the Registrant also have contractually agreed to indemnify and hold harmless the trustees against liability arising in connection with the service provider’s performance of services under the relevant agreement.

C-8

Item 31. Business and Other Connections of the Investment Adviser

Except as set forth below, the directors and officers of each of Putnam Investment Management, LLC, the Registrant’s investment adviser (the “Investment Adviser”), Putnam Investments Limited, investment sub-manager to certain Putnam funds (the “Sub-Manager”), and The Putnam Advisory Company, LLC, investment sub-adviser to certain Putnam funds, have been engaged during the past two fiscal years in no business, profession, vocation or employment of a substantial nature other than as directors or officers of the Investment Adviser, Sub-Manager, or certain of the Investment Adviser’s corporate affiliates. Certain officers of the Investment Adviser serve as officers of some or all of the Putnam funds. The address of the Investment Adviser, its corporate affiliates other than the Sub-Manager, and the Putnam funds is One Post Office Square, Boston, Massachusetts 02109. The address of the Sub-Manager is Cassini House, 57-59 St James’s Street, London, England, SW1A 1LD.

Name and Title	Non-Putnam business, profession, vocation or
employment
N/A

C-9

Item 32. Principal Underwriter

(a) Putnam Retail Management Limited Partnership is the principal underwriter for each of the following investment companies, including the Registrant:

George Putnam Balanced Fund, Putnam American Government Income Fund, Putnam Arizona Tax Exempt Income Fund, Putnam Asset Allocation Funds, Putnam California Tax Exempt Income Fund, Putnam Convertible Securities Fund, Putnam Diversified Income Trust, Putnam Equity Income Fund, Putnam Europe Equity Fund, The Putnam Fund for Growth and Income, Putnam Funds Trust, Putnam Global Equity Fund, Putnam Global Health Care Fund, Putnam Global Income Trust, Putnam Global Natural Resources Fund, Putnam Global Utilities Fund, Putnam High Yield Advantage Fund, Putnam High Yield Trust, Putnam Income Fund, Putnam International Equity Fund, Putnam Investment Funds, Putnam Investors Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam Money Market Fund, Putnam Mortgage Recovery Fund, Putnam Multi-Cap Growth Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam New York Tax Exempt Income Fund, Putnam Ohio Tax Exempt Income Fund, Putnam Pennsylvania Tax Exempt Income Fund, Putnam RetirementReady® Funds, Putnam Tax Exempt Income Fund, Putnam Tax Exempt Money Market Fund, Putnam Tax-Free Income Trust, Putnam U.S. Government Income Trust, Putnam Variable Trust, and Putnam Voyager Fund.

(b) The directors and officers of the Registrant's principal underwriter are listed below. Except as noted below, no officer of the Registrant’s principal underwriter is an officer of the Registrant.

The principal business address of each person listed below is One Post Office Square, Boston, MA 02109.

Name	Position and Office with the Underwriter

Connolly, William T.	President

Richer, Clare	Treasurer

Maher, Stephen B.	Assistant Treasurer

Burns, Robert T.*	Secretary

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Ritter, Jesse D.	Assistant Secretary

Ettinger, Robert D.	Vice President

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Clark, James F.	Vice President and Assistant Secretary

Trenchard, Mark C.***	Vice President

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*Mr. Burns is Vice President and Chief Legal Officer of the Registrant.

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**Mr. Clark is Chief Compliance Officer of the Registrant.
***Mr. Trenchard is Vice President and BSA Compliance Officer of the Registrant.

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Item 33. Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are the Registrant's Clerk, Michael J. Higgins; the Registrant's investment adviser, Putnam Investment Management, LLC (PIM); the Registrant's principal underwriter, Putnam Retail Management Limited Partnership (PRM); the Registrant's custodian, State Street Bank and Trust Company (which, in addition to its duties as custodian, also provides certain administrative, pricing and bookkeeping services); and the Registrant’s transfer and dividend disbursing agent, Putnam Investor Services, Inc. The address of the Clerk, PIM, PRM and Putnam Investor Services, Inc. is One Post Office Square, Boston, Massachusetts 02109. State Street Bank and Trust Company is located at 225 Franklin Street, Boston, Massachusetts 02110 and 2 Avenue de Lafayette, Boston, Massachusetts 02111.

Item 34. Management Services

None.

Item 35. Undertakings

None.

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NOTICE

A copy of the Agreement and Declaration of Trust of Putnam Funds Trust is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the relevant series of the Registrant.

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SIGNATURES

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Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts, on the 25 th day of February, 2016.

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Putnam Funds Trust

By: /s/ Jonathan S. Horwitz, Executive Vice
President,
Principal Executive Officer and Compliance
Liaison

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title

Jameson A. Baxter *	Chair, Board of Trustees

Robert L. Reynolds*	President and Trustee

Jonathan S. Horwitz*	Executive Vice President, Principal Executive
Officer and Compliance Liaison

Steven D. Krichmar*	Vice President and Principal Financial Officer

Janet C. Smith*	Vice President, Principal Accounting
Officer and Assistant Treasurer

Liaquat Ahamed*	Trustee

Ravi Akhoury*	Trustee

Barbara M. Baumann*	Trustee

Robert J. Darretta*	Trustee

Katinka Domotorffy*	Trustee

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John A. Hill*	Trustee

Paul L. Joskow*	Trustee

Kenneth R. Leibler*	Trustee

Robert E. Patterson*	Trustee

George Putnam, III*	Trustee

W. Thomas Stephens*	Trustee

By: /s/ Jonathan S. Horwitz, as
Attorney-in-Fact
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February 25, 2016
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*Signed pursuant to power of
attorney filed in Post-Effective
Amendment No. 150 to the
Registrant’s Registration Statement
on September 28, 2012.

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EXHIBIT INDEX

Item 28. Exhibit

(j)(1) Consent of Independent Registered Public Accounting Firm -- KPMG LLP for Putnam Absolute Return 100 Fund and Putnam Absolute Return 300 Fund.

(j)(2) Consent of Independent Registered Public Accounting Firm – PricewaterhouseCoopers LLP for Putnam Absolute Return 500 Fund.

(j)(3) Consent of Independent Registered Public Accounting Firm – PricewaterhouseCoopers LLP for Putnam Absolute Return 700 Fund.

(n) Rule 18f-3 Plan dated November 1, 1999, as most recently amended January 29, 2016.

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